UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06243
                                                     ---------

                            FRANKLIN STRATEGIC SERIES
                          ----------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 4/30/10
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.


APRIL 30, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Flex Cap Growth Fund

Franklin Focused Core Equity Fund

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

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                                   (GRAPHIC)

                            FRANKLIN STRATEGIC SERIES

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                          Franklin Templeton Investments

                          GAIN FROM OUR PERSPECTIVE(R)

                          Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE     Each of our portfolio management groups operates
                          autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                          FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                          TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                          MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION      Because our management groups work independently and
                          adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................     1
ANNUAL REPORT
Economic and Market Overview ..............................     3
Franklin Flex Cap Growth Fund .............................     5
Franklin Focused Core Equity Fund .........................    15
Franklin Growth Opportunities Fund ........................    25
Franklin Small Cap Growth Fund ............................    35
Franklin Small-Mid Cap Growth Fund ........................    45
Financial Highlights and Statements of Investments ........    55
Financial Statements ......................................    95
Notes to Financial Statements .............................   104
Report of Independent Registered Public Accounting Firm ...   124
Tax Designation ...........................................   125
Board Members and Officers ................................   126
Shareholder Information ...................................   131

Shareholder Letter

Dear Shareholder:

During the year ended April 30, 2010, the U.S. economy showed signs of an increasingly broad-based expansion while interest rates remained near all-time lows and inflation was muted. Although corporate and global economic data underscored some weak spots amid short-term improvements, by fourth quarter 2009 and into 2010, most companies beat consensus earnings estimates, aided by government incentives and a wave of restructuring and cost-cutting initiatives. U.S. equity markets enjoyed an unusually strong rally until first quarter 2010, when volatility returned as investors began to heed signs of overvaluation. In addition, concerns about some European countries' creditworthiness contributed to significant market uncertainty. Investors also questioned the global recovery's sustainability as some government stimulus measures began to wind down. During the reporting period, U.S. Treasury yields rose and fell in response to wavering investor sentiment. The yield curve reached historically steep levels during the first quarter of 2010 and flattened only slightly by period-end.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and economic recovery.

Franklin Strategic Series' annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and discussions about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Edward B. Jamieson

Edward B. Jamieson
President and Chief Executive
Officer - Investment Management
Franklin Strategic Series

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       2 | Not part of the annual report

Annual Report

Economic and Market Overview

The U.S. economy ended the fiscal year under review in much better shape than it began and showed signs of broad-based improvements. In the latter half of the period, U.S. manufacturing and exports posted gains, consumer spending and confidence rebounded from recessionary lows, and the services sector expanded for the first time in more than two years. However, challenges remained as mixed economic reports, elevated debt concerns surrounding the U.S. budget deficit and lack of job prospects for the unemployed hindered the economy's advance. Fourth quarter 2009 and first quarter 2010 corporate profit growth largely surpassed consensus estimates, which allowed businesses to begin restocking inventories that were depleted during the recession. Prices for new and previously occupied homes rose in most regions due to lower interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured bargain hunters. Unfortunately, the housing sector overall remained weak as the pace of home sales and housing starts failed to gain traction.

The U.S. economy expanded at its fastest pace in six years during 2009's fourth quarter, led by large inventory adjustments, government spending, a revival of business investment and rising exports. U.S. economic output as measured by gross domestic product grew at an annualized rate of 5.6% in the fourth quarter, followed by an estimated annualized 3.0% advance in 2010's first quarter.(1) As renewed signs of a demand-led recovery emerged, oil prices jumped from $51 per barrel to $86 during the year under review. The April 2010 inflation rate was an annualized 2.2%.(2) Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate(2) and was below the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. As the economy improved, the Fed began withdrawing more of the extraordinary support policies it had provided in response to the 2008 financial crisis. Late in the reporting period, the labor market improved somewhat as the economy began to add jobs, and the unemployment rate dropped from a 26-year high of 10.1% in October 2009 to 9.9% in April.(2)

(1.) Source: Bureau of Economic Analysis.

(2.) Source: Bureau of Labor Statistics.


                                Annual Report | 3

As investor confidence improved amid encouraging economic data, equity markets generally rallied, though the advance was uneven. On April 12, 2010, the Dow Jones Industrial Average (the Dow) closed above 11,000, a level it had not reached in nearly 19 months. The rally was driven in part by investor optimism about corporate profits, a recovering economy and the announcement of a debt relief plan for the ailing Greek government. This achievement was largely symbolic, however, and volatile trading activity soon resumed. The market plunged after independent credit rating agency Standard & Poor's(R) slashed its credit ratings for Spain, Greece and Portugal but rebounded after the FOMC announced it would keep interest rates stable and many companies released upbeat earnings reports.

For the 12 months under review, the blue chip stocks of the Dow delivered a +38.69% total return, while the broader Standard & Poor's 500 Index (S&P 500(R)) posted a +38.84% total return and the technology-heavy NASDAQ Composite Index returned +44.63%.(3) All major industry groups posted gains for the period, with the strongest returns from the cyclical industrials, consumer discretionary and financials sectors.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(3.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow is price-weighted based on the average market price of 30 blue chip stocks that are generally industry leaders. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.


                               4 | Annual Report

Franklin Flex Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

This annual report for Franklin Flex Cap Growth Fund covers the fiscal year ended April 30, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

For the 12 months under review, Franklin Flex Cap Growth Fund - Class A delivered a +34.17% cumulative total return. The Fund underperformed its narrow benchmarks, the Russell 3000(R) Growth Index, which posted a +38.69% total return, and the Russell 1000(R) Growth Index, which generated a +38.16% total return, as well as its broad benchmark, the Standard & Poor's 500 Index (S&P
500), which posted a +38.84% total return for the same period.(1) The Fund also underperformed the +39.42% total return of its peers in the Lipper Multi-Cap Growth Funds Classification Average.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Source: Lipper Inc. The Lipper Multi-Cap Growth Funds Classification
     Average is calculated by averaging the total returns of all funds within the Lipper Multi-Cap Growth Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper Multi-Cap Growth Funds are defined as funds that normally invest in companies, of any size, with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. For the 12-month period ended 4/30/10, there were 456 funds in this category. Lipper calculations do not include sales charges but include reinvestment of any income or distributions. The Fund's performance relative to the average may have differed if these or other factors had been considered. One cannot invest directly in the average, and the average is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.


                                Annual Report | 5

PORTFOLIO BREAKDOWN
Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Technology Hardware & Equipment*                 16.1%
Software & Services*                             12.2%
Health Care Equipment & Services                  8.9%
Pharmaceuticals, Biotechnology & Life Sciences    8.2%
Capital Goods                                     7.2%
Energy                                            6.4%
Retailing                                         5.4%
Materials                                         4.6%
Semiconductors & Semiconductor Equipment*         3.7%
Diversified Financials                            3.6%
Transportation                                    2.9%
Telecommunication Services                        2.5%
Consumer Durables & Apparel                       2.1%
Other                                            13.2%
Short-Term Investments & Other Net Assets         3.0%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

INVESTMENT STRATEGY

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

MANAGER'S DISCUSSION

During the 12 months under review, key contributors to Fund performance relative to the Russell 3000 Growth Index included FMC Technologies, a subsea oil and gas equipment manufacturer, NII Holdings, a mobile telecommunication services provider, and a new position in Intuitive Surgical, a robotic surgical systems maker.

On a sector basis, the energy, telecommunication services and financials sectors helped the Fund's relative performance.(3) Besides FMC Technologies, independent oil and natural gas company Concho Resources, a new holding, was another key contributor in the energy sector. The Fund's overweighting of supplemental insurance provider Aflac in the financials sector also helped performance.

Among the holdings that detracted most from the Fund's relative performance were QUALCOMM, a developer of wireless telecommunication equipment, Gilead Sciences, a biopharmaceutical company, and Praxair, which manufactures industrial gases.

For the reporting period, although our information technology, industrials and health care sector holdings in aggregate generated positive absolute returns, each sector underperformed the index and weighed on relative performance.(4) In

(3.) The financials sector comprises banks, diversified financials and insurance in the SOI.

(4.) The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.


                               6 | Annual Report
addition to QUALCOMM, Blackberry smartphone maker Research In Motion(5) in the information technology sector lost value. The Fund's overweighting of freight and logistics company Expeditors International of Washington under-performed the industrials sector and detracted from relative results as well. Likewise, underperformance from animal hospital chain operator VCA Antech in the health care sector hampered relative Fund performance.

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF CONRAD B. HERRMANN)


/s/ Conrad B. Herrmann

Conrad B. Herrmann, CFA
Portfolio Manager
Franklin Flex Cap Growth Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(5.) This holding is not an index component; sold by period-end.

TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
4/30/10

COMPANY                              % OF TOTAL
SECTOR/INDUSTRY                      NET ASSETS
---------------                      ----------
Apple Inc.                              3.8%
   TECHNOLOGY HARDWARE & EQUIPMENT
Cisco Systems Inc.                      2.9%
   TECHNOLOGY HARDWARE & EQUIPMENT
Hewlett-Packard Co.                     2.3%
   TECHNOLOGY HARDWARE & EQUIPMENT
Praxair Inc.                            2.0%
   MATERIALS
CVS Caremark Corp.                      1.8%
   FOOD & STAPLES RETAILING
Google Inc., A                          1.8%
   SOFTWARE & SERVICES
Johnson Controls Inc.                   1.8%
   AUTOMOBILES & COMPONENTS
MasterCard Inc., A                      1.7%
   SOFTWARE & SERVICES
Visa Inc., A                            1.7%
   SOFTWARE & SERVICES
Precision Castparts Corp.               1.6%
   CAPITAL GOODS


                               Annual Report | 7

Performance Summary as of 4/30/10

FRANKLIN FLEX CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FKCGX)          CHANGE   4/30/10   4/30/09
-----------------------         -------   -------   -------
Net Asset Value (NAV)           +$11.09    $43.55    $32.46

CLASS B (SYMBOL: FKCBX)          CHANGE   4/30/10   4/30/09
-----------------------         -------   -------   -------
Net Asset Value (NAV)            +$9.96    $40.00    $30.04

CLASS C (SYMBOL: FCIIX)          CHANGE   4/30/10   4/30/09
-----------------------         -------   -------   -------
Net Asset Value (NAV)            +$9.98    $40.08    $30.10

CLASS R (SYMBOL: FRCGX)          CHANGE   4/30/10   4/30/09
-----------------------         -------   -------   -------
Net Asset Value (NAV)           +$10.79    $42.70    $31.91

ADVISOR CLASS (SYMBOL: FKCAX)    CHANGE   4/30/10   4/30/09
-----------------------------   -------   -------   -------
Net Asset Value (NAV)           +$11.32    $44.14    $32.82


                               8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR     5-YEAR         10-YEAR
-------                                         --------   --------   ------------------
Cumulative Total Return(1)                       +34.17%    +25.63%           -6.12%
Average Annual Total Return(2)                   +26.45%     +3.44%           -1.22%
Value of $10,000 Investment(3)                  $12,645    $11,841           $8,848
Avg. Ann. Total Return (3/31/10)(4)              +38.67%     +2.67%           -2.45%
   Total Annual Operating Expenses(5)   1.02%

CLASS B                                          1-YEAR     5-YEAR         10-YEAR
-------                                         --------   --------   ------------------
Cumulative Total Return(1)                       +33.16%    +21.04%          -11.58%
Average Annual Total Return(2)                   +29.16%     +3.55%           -1.22%
Value of $10,000 Investment(3)                  $12,916    $11,904           $8,842
Avg. Ann. Total Return (3/31/10)(4)              +42.09%     +2.76%           -2.45%
   Total Annual Operating Expenses(5)   1.77%

CLASS C                                          1-YEAR     5-YEAR         10-YEAR
-------                                         --------   --------   ------------------
Cumulative Total Return(1)                       +33.16%    +21.02%          -12.93%
Average Annual Total Return(2)                   +32.16%     +3.89%           -1.37%
Value of $10,000 Investment(3)                  $13,216    $12,102           $8,707
Avg. Ann. Total Return (3/31/10)(4)              +45.07%     +3.12%           -2.60%
   Total Annual Operating Expenses(5)   1.77%

CLASS R                                          1-YEAR     5-YEAR    INCEPTION (1/1/02)
-------                                         --------   --------   ------------------
Cumulative Total Return(1)                       +33.81%    +24.08%          +36.32%
Average Annual Total Return(2)                   +33.81%     +4.41%           +3.79%
Value of $10,000 Investment(3)                  $13,381    $12,408          $13,632
Avg. Ann. Total Return (3/31/10)(4)              +46.81%     +3.64%           +3.72%
   Total Annual Operating Expenses(5)   1.27%

ADVISOR CLASS(6)                                 1-YEAR     5-YEAR         10-YEAR
----------------                                --------   --------   ------------------
Cumulative Total Return(1)                       +34.49%    +27.21%           -4.78%
Average Annual Total Return(2)                   +34.49%     +4.93%           -0.49%
Value of $10,000 Investment(3)                  $13,449    $12,721           $9,522
Avg. Ann. Total Return (3/31/10)(4)              +47.50%     +4.16%           -1.73%
   Total Annual Operating Expenses(5)   0.77%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/10
-------   -------
1-Year    +26.45%
5-Year     +3.44%
10-Year    -1.22%

CLASS A (5/1/00-4/30/10)

                              (PERFORMANCE GRAPH)

               FRANKLIN
               FLEX CAP
             GROWTH FUND   S&P 500   RUSSELL 3000   RUSSELL 1000
DATE          - CLASS A     INDEX    GROWTH INDEX   GROWTH INDEX
----         -----------   -------   ------------   ------------
  5/1/2000     $ 9,425     $10,000      $10,000        $10,000
 5/31/2000     $ 8,807     $ 9,795      $ 9,471        $ 9,496
 6/30/2000     $10,122     $10,036      $10,222        $10,216
 7/31/2000     $ 9,853     $ 9,879      $ 9,765        $ 9,790
 8/31/2000     $11,295     $10,493      $10,658        $10,677
 9/30/2000     $10,944     $ 9,939      $ 9,682        $ 9,667
10/31/2000     $ 9,991     $ 9,897      $ 9,201        $ 9,209
11/30/2000     $ 7,859     $ 9,117      $ 7,824        $ 7,852
12/31/2000     $ 8,263     $ 9,161      $ 7,623        $ 7,603
 1/31/2001     $ 8,409     $ 9,486      $ 8,156        $ 8,129
 2/28/2001     $ 6,853     $ 8,621      $ 6,790        $ 6,749
 3/31/2001     $ 6,116     $ 8,075      $ 6,060        $ 6,014
 4/30/2001     $ 6,801     $ 8,703      $ 6,825        $ 6,775
 5/31/2001     $ 6,803     $ 8,761      $ 6,743        $ 6,675
 6/30/2001     $ 6,761     $ 8,548      $ 6,613        $ 6,521
 7/31/2001     $ 6,508     $ 8,464      $ 6,420        $ 6,358
 8/31/2001     $ 6,178     $ 7,934      $ 5,903        $ 5,838
 9/30/2001     $ 5,323     $ 7,293      $ 5,290        $ 5,255
10/31/2001     $ 5,691     $ 7,432      $ 5,582        $ 5,531
11/30/2001     $ 6,224     $ 8,002      $ 6,113        $ 6,062
12/31/2001     $ 6,344     $ 8,072      $ 6,127        $ 6,051
 1/31/2002     $ 6,208     $ 7,955      $ 6,011        $ 5,944
 2/28/2002     $ 5,970     $ 7,801      $ 5,752        $ 5,697
 3/31/2002     $ 6,430     $ 8,095      $ 5,971        $ 5,894
 4/30/2002     $ 6,132     $ 7,604      $ 5,509        $ 5,413
 5/31/2002     $ 5,996     $ 7,548      $ 5,361        $ 5,282
 6/30/2002     $ 5,513     $ 7,010      $ 4,868        $ 4,793
 7/31/2002     $ 4,942     $ 6,464      $ 4,568        $ 4,530
 8/31/2002     $ 4,916     $ 6,506      $ 4,580        $ 4,543
 9/30/2002     $ 4,546     $ 5,799      $ 4,114        $ 4,072
10/31/2002     $ 4,794     $ 6,310      $ 4,481        $ 4,446
11/30/2002     $ 5,090     $ 6,681      $ 4,736        $ 4,687
12/31/2002     $ 4,762     $ 6,288      $ 4,409        $ 4,363
 1/31/2003     $ 4,770     $ 6,124      $ 4,301        $ 4,257
 2/28/2003     $ 4,746     $ 6,032      $ 4,276        $ 4,238
 3/31/2003     $ 4,788     $ 6,090      $ 4,354        $ 4,317
 4/30/2003     $ 5,106     $ 6,592      $ 4,682        $ 4,636
 5/31/2003     $ 5,489     $ 6,939      $ 4,934        $ 4,867
 6/30/2003     $ 5,523     $ 7,028      $ 5,004        $ 4,934
 7/31/2003     $ 5,749     $ 7,152      $ 5,146        $ 5,057
 8/31/2003     $ 6,028     $ 7,291      $ 5,285        $ 5,183
 9/30/2003     $ 5,851     $ 7,214      $ 5,222        $ 5,127
10/31/2003     $ 6,360     $ 7,622      $ 5,527        $ 5,415
11/30/2003     $ 6,562     $ 7,689      $ 5,594        $ 5,472
12/31/2003     $ 6,689     $ 8,092      $ 5,775        $ 5,661
 1/31/2004     $ 6,795     $ 8,241      $ 5,907        $ 5,777
 2/29/2004     $ 6,853     $ 8,355      $ 5,941        $ 5,814
 3/31/2004     $ 6,883     $ 8,229      $ 5,841        $ 5,706
 4/30/2004     $ 6,743     $ 8,100      $ 5,755        $ 5,639
 5/31/2004     $ 6,945     $ 8,211      $ 5,863        $ 5,745
 6/30/2004     $ 7,067     $ 8,371      $ 5,946        $ 5,816
 7/31/2004     $ 6,640     $ 8,094      $ 5,593        $ 5,488
 8/31/2004     $ 6,604     $ 8,127      $ 5,558        $ 5,460
 9/30/2004     $ 6,829     $ 8,215      $ 5,631        $ 5,512
10/31/2004     $ 6,987     $ 8,340      $ 5,723        $ 5,598
11/30/2004     $ 7,283     $ 8,678      $ 5,944        $ 5,791
12/31/2004     $ 7,556     $ 8,973      $ 6,175        $ 6,018
 1/31/2005     $ 7,281     $ 8,754      $ 5,963        $ 5,817
 2/28/2005     $ 7,413     $ 8,938      $ 6,028        $ 5,879
 3/31/2005     $ 7,241     $ 8,780      $ 5,908        $ 5,772
 4/30/2005     $ 7,043     $ 8,614      $ 5,773        $ 5,662
 5/31/2005     $ 7,391     $ 8,888      $ 6,063        $ 5,936
 6/30/2005     $ 7,339     $ 8,900      $ 6,059        $ 5,914
 7/31/2005     $ 7,668     $ 9,231      $ 6,366        $ 6,203
 8/31/2005     $ 7,612     $ 9,147      $ 6,283        $ 6,123
 9/30/2005     $ 7,694     $ 9,221      $ 6,314        $ 6,152
10/31/2005     $ 7,574     $ 9,067      $ 6,237        $ 6,092
11/30/2005     $ 8,014     $ 9,410      $ 6,514        $ 6,355
12/31/2005     $ 8,026     $ 9,414      $ 6,494        $ 6,335
 1/31/2006     $ 8,425     $ 9,663      $ 6,653        $ 6,446
 2/28/2006     $ 8,435     $ 9,689      $ 6,640        $ 6,436
 3/31/2006     $ 8,519     $ 9,810      $ 6,759        $ 6,531
 4/30/2006     $ 8,479     $ 9,941      $ 6,749        $ 6,522
 5/31/2006     $ 7,982     $ 9,655      $ 6,496        $ 6,301
 6/30/2006     $ 8,078     $ 9,668      $ 6,473        $ 6,276
 7/31/2006     $ 7,908     $ 9,728      $ 6,331        $ 6,156
 8/31/2006     $ 8,046     $ 9,959      $ 6,528        $ 6,348
 9/30/2006     $ 8,204     $10,216      $ 6,696        $ 6,523
10/31/2006     $ 8,401     $10,549      $ 6,948        $ 6,752
11/30/2006     $ 8,599     $10,750      $ 7,088        $ 6,886
12/31/2006     $ 8,488     $10,900      $ 7,108        $ 6,910
 1/31/2007     $ 8,756     $11,065      $ 7,287        $ 7,087
 2/28/2007     $ 8,598     $10,849      $ 7,159        $ 6,954
 3/31/2007     $ 8,674     $10,970      $ 7,200        $ 6,992
 4/30/2007     $ 9,030     $11,456      $ 7,527        $ 7,321
 5/31/2007     $ 9,314     $11,856      $ 7,803        $ 7,584
 6/30/2007     $ 9,269     $11,659      $ 7,693        $ 7,471
 7/31/2007     $ 9,207     $11,297      $ 7,549        $ 7,355
 8/31/2007     $ 9,505     $11,467      $ 7,676        $ 7,472
 9/30/2007     $10,108     $11,896      $ 7,989        $ 7,785
10/31/2007     $10,394     $12,085      $ 8,268        $ 8,050
11/30/2007     $ 9,917     $11,580      $ 7,941        $ 7,754
12/31/2007     $ 9,848     $11,499      $ 7,919        $ 7,726
 1/31/2008     $ 8,879     $10,810      $ 7,292        $ 7,123
 2/29/2008     $ 8,609     $10,458      $ 7,139        $ 6,982
 3/31/2008     $ 8,639     $10,413      $ 7,096        $ 6,939
 4/30/2008     $ 9,300     $10,920      $ 7,468        $ 7,304
 5/31/2008     $ 9,698     $11,062      $ 7,753        $ 7,571
 6/30/2008     $ 9,005     $10,129      $ 7,202        $ 7,026
 7/31/2008     $ 8,960     $10,044      $ 7,088        $ 6,892
 8/31/2008     $ 9,096     $10,189      $ 7,172        $ 6,967
 9/30/2008     $ 8,076     $ 9,281      $ 6,343        $ 6,160
10/31/2008     $ 6,760     $ 7,723      $ 5,206        $ 5,075
11/30/2008     $ 6,264     $ 7,169      $ 4,776        $ 4,672
12/31/2008     $ 6,276     $ 7,245      $ 4,874        $ 4,756
 1/31/2009     $ 5,937     $ 6,634      $ 4,630        $ 4,527
 2/28/2009     $ 5,490     $ 5,928      $ 4,272        $ 4,187
 3/31/2009     $ 5,957     $ 6,447      $ 4,653        $ 4,560
 4/30/2009     $ 6,595     $ 7,064      $ 5,118        $ 4,998
 5/31/2009     $ 6,768     $ 7,459      $ 5,368        $ 5,246
 6/30/2009     $ 6,825     $ 7,474      $ 5,436        $ 5,305
 7/31/2009     $ 7,298     $ 8,039      $ 5,825        $ 5,681
 8/31/2009     $ 7,386     $ 8,330      $ 5,941        $ 5,799
 9/30/2009     $ 7,814     $ 8,640      $ 6,204        $ 6,046
10/31/2009     $ 7,676     $ 8,480      $ 6,093        $ 5,964
11/30/2009     $ 8,091     $ 8,988      $ 6,454        $ 6,330
12/31/2009     $ 8,422     $ 9,162      $ 6,678        $ 6,526
 1/31/2010     $ 8,030     $ 8,832      $ 6,386        $ 6,241
 2/28/2010     $ 8,251     $ 9,106      $ 6,610        $ 6,456
 3/31/2010     $ 8,765     $ 9,656      $ 7,003        $ 6,829
 4/30/2010     $ 8,848     $ 9,808      $ 7,098        $ 6,905

AVERAGE ANNUAL TOTAL RETURN

CLASS B   4/30/10
-------   -------
1-Year    +29.16%
5-Year     +3.55%
10-Year    -1.22%

CLASS B (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

               FRANKLIN              RUSSELL   RUSSELL
               FLEX CAP                3000      1000
             GROWTH FUND   S&P 500    GROWTH    GROWTH
DATE          - CLASS B     INDEX     INDEX     INDEX
----         -----------   -------   -------   -------
  5/1/2000     $10,000     $10,000   $10,000   $10,000
 5/31/2000     $ 9,337     $ 9,795   $ 9,471   $ 9,496
 6/30/2000     $10,725     $10,036   $10,222   $10,216
 7/31/2000     $10,435     $ 9,879   $ 9,765   $ 9,790
 8/31/2000     $11,954     $10,493   $10,658   $10,677
 9/30/2000     $11,573     $ 9,939   $ 9,682   $ 9,667
10/31/2000     $10,558     $ 9,897   $ 9,201   $ 9,209
11/30/2000     $ 8,300     $ 9,117   $ 7,824   $ 7,852
12/31/2000     $ 8,723     $ 9,161   $ 7,623   $ 7,603
 1/31/2001     $ 8,870     $ 9,486   $ 8,156   $ 8,129
 2/28/2001     $ 7,227     $ 8,621   $ 6,790   $ 6,749
 3/31/2001     $ 6,444     $ 8,075   $ 6,060   $ 6,014
 4/30/2001     $ 7,164     $ 8,703   $ 6,825   $ 6,775
 5/31/2001     $ 7,160     $ 8,761   $ 6,743   $ 6,675
 6/30/2001     $ 7,111     $ 8,548   $ 6,613   $ 6,521
 7/31/2001     $ 6,841     $ 8,464   $ 6,420   $ 6,358
 8/31/2001     $ 6,492     $ 7,934   $ 5,903   $ 5,838
 9/30/2001     $ 5,587     $ 7,293   $ 5,290   $ 5,255
10/31/2001     $ 5,969     $ 7,432   $ 5,582   $ 5,531
11/30/2001     $ 6,526     $ 8,002   $ 6,113   $ 6,062
12/31/2001     $ 6,648     $ 8,072   $ 6,127   $ 6,051
 1/31/2002     $ 6,502     $ 7,955   $ 6,011   $ 5,944
 2/28/2002     $ 6,249     $ 7,801   $ 5,752   $ 5,697
 3/31/2002     $ 6,725     $ 8,095   $ 5,971   $ 5,894
 4/30/2002     $ 6,410     $ 7,604   $ 5,509   $ 5,413
 5/31/2002     $ 6,264     $ 7,548   $ 5,361   $ 5,282
 6/30/2002     $ 5,756     $ 7,010   $ 4,868   $ 4,793
 7/31/2002     $ 5,156     $ 6,464   $ 4,568   $ 4,530
 8/31/2002     $ 5,126     $ 6,506   $ 4,580   $ 4,543
 9/30/2002     $ 4,738     $ 5,799   $ 4,114   $ 4,072
10/31/2002     $ 4,991     $ 6,310   $ 4,481   $ 4,446
11/30/2002     $ 5,298     $ 6,681   $ 4,736   $ 4,687
12/31/2002     $ 4,953     $ 6,288   $ 4,409   $ 4,363
 1/31/2003     $ 4,957     $ 6,124   $ 4,301   $ 4,257
 2/28/2003     $ 4,929     $ 6,032   $ 4,276   $ 4,238
 3/31/2003     $ 4,970     $ 6,090   $ 4,354   $ 4,317
 4/30/2003     $ 5,298     $ 6,592   $ 4,682   $ 4,636
 5/31/2003     $ 5,690     $ 6,939   $ 4,934   $ 4,867
 6/30/2003     $ 5,724     $ 7,028   $ 5,004   $ 4,934
 7/31/2003     $ 5,954     $ 7,152   $ 5,146   $ 5,057
 8/31/2003     $ 6,239     $ 7,291   $ 5,285   $ 5,183
 9/30/2003     $ 6,050     $ 7,214   $ 5,222   $ 5,127
10/31/2003     $ 6,573     $ 7,622   $ 5,527   $ 5,415
11/30/2003     $ 6,777     $ 7,689   $ 5,594   $ 5,472
12/31/2003     $ 6,905     $ 8,092   $ 5,775   $ 5,661
 1/31/2004     $ 7,012     $ 8,241   $ 5,907   $ 5,777
 2/29/2004     $ 7,066     $ 8,355   $ 5,941   $ 5,814
 3/31/2004     $ 7,094     $ 8,229   $ 5,841   $ 5,706
 4/30/2004     $ 6,944     $ 8,100   $ 5,755   $ 5,639
 5/31/2004     $ 7,147     $ 8,211   $ 5,863   $ 5,745
 6/30/2004     $ 7,269     $ 8,371   $ 5,946   $ 5,816
 7/31/2004     $ 6,824     $ 8,094   $ 5,593   $ 5,488
 8/31/2004     $ 6,783     $ 8,127   $ 5,558   $ 5,460
 9/30/2004     $ 7,012     $ 8,215   $ 5,631   $ 5,512
10/31/2004     $ 7,169     $ 8,340   $ 5,723   $ 5,598
11/30/2004     $ 7,467     $ 8,678   $ 5,944   $ 5,791
12/31/2004     $ 7,743     $ 8,973   $ 6,175   $ 6,018
 1/31/2005     $ 7,456     $ 8,754   $ 5,963   $ 5,817
 2/28/2005     $ 7,587     $ 8,938   $ 6,028   $ 5,879
 3/31/2005     $ 7,407     $ 8,780   $ 5,908   $ 5,772
 4/30/2005     $ 7,199     $ 8,614   $ 5,773   $ 5,662
 5/31/2005     $ 7,548     $ 8,888   $ 6,063   $ 5,936
 6/30/2005     $ 7,492     $ 8,900   $ 6,059   $ 5,914
 7/31/2005     $ 7,822     $ 9,231   $ 6,366   $ 6,203
 8/31/2005     $ 7,762     $ 9,147   $ 6,283   $ 6,123
 9/30/2005     $ 7,842     $ 9,221   $ 6,314   $ 6,152
10/31/2005     $ 7,713     $ 9,067   $ 6,237   $ 6,092
11/30/2005     $ 8,157     $ 9,410   $ 6,514   $ 6,355
12/31/2005     $ 8,161     $ 9,414   $ 6,494   $ 6,335
 1/31/2006     $ 8,562     $ 9,663   $ 6,653   $ 6,446
 2/28/2006     $ 8,568     $ 9,689   $ 6,640   $ 6,436
 3/31/2006     $ 8,648     $ 9,810   $ 6,759   $ 6,531
 4/30/2006     $ 8,602     $ 9,941   $ 6,749   $ 6,522
 5/31/2006     $ 8,092     $ 9,655   $ 6,496   $ 6,301
 6/30/2006     $ 8,185     $ 9,668   $ 6,473   $ 6,276
 7/31/2006     $ 8,007     $ 9,728   $ 6,331   $ 6,156
 8/31/2006     $ 8,142     $ 9,959   $ 6,528   $ 6,348
 9/30/2006     $ 8,296     $10,216   $ 6,696   $ 6,523
10/31/2006     $ 8,491     $10,549   $ 6,948   $ 6,752
11/30/2006     $ 8,684     $10,750   $ 7,088   $ 6,886
12/31/2006     $ 8,568     $10,900   $ 7,108   $ 6,910
 1/31/2007     $ 8,834     $11,065   $ 7,287   $ 7,087
 2/28/2007     $ 8,669     $10,849   $ 7,159   $ 6,954
 3/31/2007     $ 8,740     $10,970   $ 7,200   $ 6,992
 4/30/2007     $ 9,093     $11,456   $ 7,527   $ 7,321
 5/31/2007     $ 9,374     $11,856   $ 7,803   $ 7,584
 6/30/2007     $ 9,320     $11,659   $ 7,693   $ 7,471
 7/31/2007     $ 9,254     $11,297   $ 7,549   $ 7,355
 8/31/2007     $ 9,545     $11,467   $ 7,676   $ 7,472
 9/30/2007     $10,146     $11,896   $ 7,989   $ 7,785
10/31/2007     $10,426     $12,085   $ 8,268   $ 8,050
11/30/2007     $ 9,944     $11,580   $ 7,941   $ 7,754
12/31/2007     $ 9,868     $11,499   $ 7,919   $ 7,726
 1/31/2008     $ 8,890     $10,810   $ 7,292   $ 7,123
 2/29/2008     $ 8,615     $10,458   $ 7,139   $ 6,982
 3/31/2008     $ 8,639     $10,413   $ 7,096   $ 6,939
 4/30/2008     $ 9,293     $10,920   $ 7,468   $ 7,304
 5/31/2008     $ 9,691     $11,062   $ 7,753   $ 7,571
 6/30/2008     $ 8,998     $10,129   $ 7,202   $ 7,026
 7/31/2008     $ 8,954     $10,044   $ 7,088   $ 6,892
 8/31/2008     $ 9,090     $10,189   $ 7,172   $ 6,967
 9/30/2008     $ 8,070     $ 9,281   $ 6,343   $ 6,160
10/31/2008     $ 6,755     $ 7,723   $ 5,206   $ 5,075
11/30/2008     $ 6,259     $ 7,169   $ 4,776   $ 4,672
12/31/2008     $ 6,272     $ 7,245   $ 4,874   $ 4,756
 1/31/2009     $ 5,932     $ 6,634   $ 4,630   $ 4,527
 2/28/2009     $ 5,486     $ 5,928   $ 4,272   $ 4,187
 3/31/2009     $ 5,953     $ 6,447   $ 4,653   $ 4,560
 4/30/2009     $ 6,590     $ 7,064   $ 5,118   $ 4,998
 5/31/2009     $ 6,763     $ 7,459   $ 5,368   $ 5,246
 6/30/2009     $ 6,820     $ 7,474   $ 5,436   $ 5,305
 7/31/2009     $ 7,293     $ 8,039   $ 5,825   $ 5,681
 8/31/2009     $ 7,380     $ 8,330   $ 5,941   $ 5,799
 9/30/2009     $ 7,808     $ 8,640   $ 6,204   $ 6,046
10/31/2009     $ 7,670     $ 8,480   $ 6,093   $ 5,964
11/30/2009     $ 8,085     $ 8,988   $ 6,454   $ 6,330
12/31/2009     $ 8,415     $ 9,162   $ 6,678   $ 6,526
 1/31/2010     $ 8,024     $ 8,832   $ 6,386   $ 6,241
 2/28/2010     $ 8,245     $ 9,106   $ 6,610   $ 6,456
 3/31/2010     $ 8,759     $ 9,656   $ 7,003   $ 6,829
 4/30/2010     $ 8,842     $ 9,808   $ 7,098   $ 6,905


                               10 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/10
-------   -------
1-Year    +32.16%
5-Year     +3.89%
10-Year    -1.37%

CLASS C (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

               FRANKLIN              RUSSELL   RUSSELL
               FLEX CAP                3000      1000
             GROWTH FUND   S&P 500    GROWTH    GROWTH
DATE          - CLASS C     INDEX     INDEX     INDEX
----         -----------   -------   -------   -------
  5/1/2000     $10,000     $10,000   $10,000   $10,000
 5/31/2000     $ 9,338     $ 9,795   $ 9,471   $ 9,496
 6/30/2000     $10,725     $10,036   $10,222   $10,216
 7/31/2000     $10,434     $ 9,879   $ 9,765   $ 9,790
 8/31/2000     $11,952     $10,493   $10,658   $10,677
 9/30/2000     $11,572     $ 9,939   $ 9,682   $ 9,667
10/31/2000     $10,557     $ 9,897   $ 9,201   $ 9,209
11/30/2000     $ 8,299     $ 9,117   $ 7,824   $ 7,852
12/31/2000     $ 8,723     $ 9,161   $ 7,623   $ 7,603
 1/31/2001     $ 8,869     $ 9,486   $ 8,156   $ 8,129
 2/28/2001     $ 7,225     $ 8,621   $ 6,790   $ 6,749
 3/31/2001     $ 6,442     $ 8,075   $ 6,060   $ 6,014
 4/30/2001     $ 7,161     $ 8,703   $ 6,825   $ 6,775
 5/31/2001     $ 7,159     $ 8,761   $ 6,743   $ 6,675
 6/30/2001     $ 7,107     $ 8,548   $ 6,613   $ 6,521
 7/31/2001     $ 6,836     $ 8,464   $ 6,420   $ 6,358
 8/31/2001     $ 6,487     $ 7,934   $ 5,903   $ 5,838
 9/30/2001     $ 5,585     $ 7,293   $ 5,290   $ 5,255
10/31/2001     $ 5,966     $ 7,432   $ 5,582   $ 5,531
11/30/2001     $ 6,524     $ 8,002   $ 6,113   $ 6,062
12/31/2001     $ 6,643     $ 8,072   $ 6,127   $ 6,051
 1/31/2002     $ 6,498     $ 7,955   $ 6,011   $ 5,944
 2/28/2002     $ 6,246     $ 7,801   $ 5,752   $ 5,697
 3/31/2002     $ 6,722     $ 8,095   $ 5,971   $ 5,894
 4/30/2002     $ 6,406     $ 7,604   $ 5,509   $ 5,413
 5/31/2002     $ 6,261     $ 7,548   $ 5,361   $ 5,282
 6/30/2002     $ 5,754     $ 7,010   $ 4,868   $ 4,793
 7/31/2002     $ 5,154     $ 6,464   $ 4,568   $ 4,530
 8/31/2002     $ 5,124     $ 6,506   $ 4,580   $ 4,543
 9/30/2002     $ 4,737     $ 5,799   $ 4,114   $ 4,072
10/31/2002     $ 4,989     $ 6,310   $ 4,481   $ 4,446
11/30/2002     $ 5,295     $ 6,681   $ 4,736   $ 4,687
12/31/2002     $ 4,950     $ 6,288   $ 4,409   $ 4,363
 1/31/2003     $ 4,955     $ 6,124   $ 4,301   $ 4,257
 2/28/2003     $ 4,927     $ 6,032   $ 4,276   $ 4,238
 3/31/2003     $ 4,968     $ 6,090   $ 4,354   $ 4,317
 4/30/2003     $ 5,295     $ 6,592   $ 4,682   $ 4,636
 5/31/2003     $ 5,688     $ 6,939   $ 4,934   $ 4,867
 6/30/2003     $ 5,720     $ 7,028   $ 5,004   $ 4,934
 7/31/2003     $ 5,949     $ 7,152   $ 5,146   $ 5,057
 8/31/2003     $ 6,235     $ 7,291   $ 5,285   $ 5,183
 9/30/2003     $ 6,047     $ 7,214   $ 5,222   $ 5,127
10/31/2003     $ 6,569     $ 7,622   $ 5,527   $ 5,415
11/30/2003     $ 6,774     $ 7,689   $ 5,594   $ 5,472
12/31/2003     $ 6,902     $ 8,092   $ 5,775   $ 5,661
 1/31/2004     $ 7,007     $ 8,241   $ 5,907   $ 5,777
 2/29/2004     $ 7,062     $ 8,355   $ 5,941   $ 5,814
 3/31/2004     $ 7,090     $ 8,229   $ 5,841   $ 5,706
 4/30/2004     $ 6,941     $ 8,100   $ 5,755   $ 5,639
 5/31/2004     $ 7,144     $ 8,211   $ 5,863   $ 5,745
 6/30/2004     $ 7,265     $ 8,371   $ 5,946   $ 5,816
 7/31/2004     $ 6,821     $ 8,094   $ 5,593   $ 5,488
 8/31/2004     $ 6,778     $ 8,127   $ 5,558   $ 5,460
 9/30/2004     $ 7,007     $ 8,215   $ 5,631   $ 5,512
10/31/2004     $ 7,165     $ 8,340   $ 5,723   $ 5,598
11/30/2004     $ 7,462     $ 8,678   $ 5,944   $ 5,791
12/31/2004     $ 7,738     $ 8,973   $ 6,175   $ 6,018
 1/31/2005     $ 7,451     $ 8,754   $ 5,963   $ 5,817
 2/28/2005     $ 7,582     $ 8,938   $ 6,028   $ 5,879
 3/31/2005     $ 7,402     $ 8,780   $ 5,908   $ 5,772
 4/30/2005     $ 7,195     $ 8,614   $ 5,773   $ 5,662
 5/31/2005     $ 7,543     $ 8,888   $ 6,063   $ 5,936
 6/30/2005     $ 7,488     $ 8,900   $ 6,059   $ 5,914
 7/31/2005     $ 7,817     $ 9,231   $ 6,366   $ 6,203
 8/31/2005     $ 7,757     $ 9,147   $ 6,283   $ 6,123
 9/30/2005     $ 7,836     $ 9,221   $ 6,314   $ 6,152
10/31/2005     $ 7,708     $ 9,067   $ 6,237   $ 6,092
11/30/2005     $ 8,150     $ 9,410   $ 6,514   $ 6,355
12/31/2005     $ 8,157     $ 9,414   $ 6,494   $ 6,335
 1/31/2006     $ 8,556     $ 9,663   $ 6,653   $ 6,446
 2/28/2006     $ 8,565     $ 9,689   $ 6,640   $ 6,436
 3/31/2006     $ 8,642     $ 9,810   $ 6,759   $ 6,531
 4/30/2006     $ 8,597     $ 9,941   $ 6,749   $ 6,522
 5/31/2006     $ 8,086     $ 9,655   $ 6,496   $ 6,301
 6/30/2006     $ 8,180     $ 9,668   $ 6,473   $ 6,276
 7/31/2006     $ 8,003     $ 9,728   $ 6,331   $ 6,156
 8/31/2006     $ 8,135     $ 9,959   $ 6,528   $ 6,348
 9/30/2006     $ 8,291     $10,216   $ 6,696   $ 6,523
10/31/2006     $ 8,486     $10,549   $ 6,948   $ 6,752
11/30/2006     $ 8,680     $10,750   $ 7,088   $ 6,886
12/31/2006     $ 8,563     $10,900   $ 7,108   $ 6,910
 1/31/2007     $ 8,828     $11,065   $ 7,287   $ 7,087
 2/28/2007     $ 8,663     $10,849   $ 7,159   $ 6,954
 3/31/2007     $ 8,736     $10,970   $ 7,200   $ 6,992
 4/30/2007     $ 9,089     $11,456   $ 7,527   $ 7,321
 5/31/2007     $ 9,369     $11,856   $ 7,803   $ 7,584
 6/30/2007     $ 9,317     $11,659   $ 7,693   $ 7,471
 7/31/2007     $ 9,249     $11,297   $ 7,549   $ 7,355
 8/31/2007     $ 9,542     $11,467   $ 7,676   $ 7,472
 9/30/2007     $10,140     $11,896   $ 7,989   $ 7,785
10/31/2007     $10,423     $12,085   $ 8,268   $ 8,050
11/30/2007     $ 9,937     $11,580   $ 7,941   $ 7,754
12/31/2007     $ 9,863     $11,499   $ 7,919   $ 7,726
 1/31/2008     $ 8,886     $10,810   $ 7,292   $ 7,123
 2/29/2008     $ 8,610     $10,458   $ 7,139   $ 6,982
 3/31/2008     $ 8,636     $10,413   $ 7,096   $ 6,939
 4/30/2008     $ 9,290     $10,920   $ 7,468   $ 7,304
 5/31/2008     $ 9,681     $11,062   $ 7,753   $ 7,571
 6/30/2008     $ 8,986     $10,129   $ 7,202   $ 7,026
 7/31/2008     $ 8,936     $10,044   $ 7,088   $ 6,892
 8/31/2008     $ 9,062     $10,189   $ 7,172   $ 6,967
 9/30/2008     $ 8,043     $ 9,281   $ 6,343   $ 6,160
10/31/2008     $ 6,728     $ 7,723   $ 5,206   $ 5,075
11/30/2008     $ 6,231     $ 7,169   $ 4,776   $ 4,672
12/31/2008     $ 6,239     $ 7,245   $ 4,874   $ 4,756
 1/31/2009     $ 5,896     $ 6,634   $ 4,630   $ 4,527
 2/28/2009     $ 5,449     $ 5,928   $ 4,272   $ 4,187
 3/31/2009     $ 5,909     $ 6,447   $ 4,653   $ 4,560
 4/30/2009     $ 6,539     $ 7,064   $ 5,118   $ 4,998
 5/31/2009     $ 6,707     $ 7,459   $ 5,368   $ 5,246
 6/30/2009     $ 6,759     $ 7,474   $ 5,436   $ 5,305
 7/31/2009     $ 7,221     $ 8,039   $ 5,825   $ 5,681
 8/31/2009     $ 7,304     $ 8,330   $ 5,941   $ 5,799
 9/30/2009     $ 7,723     $ 8,640   $ 6,204   $ 6,046
10/31/2009     $ 7,582     $ 8,480   $ 6,093   $ 5,964
11/30/2009     $ 7,986     $ 8,988   $ 6,454   $ 6,330
12/31/2009     $ 8,308     $ 9,162   $ 6,678   $ 6,526
 1/31/2010     $ 7,917     $ 8,832   $ 6,386   $ 6,241
 2/28/2010     $ 8,130     $ 9,106   $ 6,610   $ 6,456
 3/31/2010     $ 8,631     $ 9,656   $ 7,003   $ 6,829
 4/30/2010     $ 8,707     $ 9,808   $ 7,098   $ 6,905

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/10
-------                    -------
1-Year                     +33.81%
5-Year                      +4.41%
Since Inception (1/1/02)    +3.79%

CLASS R (1/1/02-4/30/10)

                              (PERFORMANCE GRAPH)

               FRANKLIN              RUSSELL   RUSSELL
               FLEX CAP                3000      1000
             GROWTH FUND   S&P 500    GROWTH    GROWTH
Date          - Class R     Index     Index     Index
----         -----------   -------   -------   -------
  1/1/2002     $10,000     $10,000   $10,000   $10,000
 1/31/2002     $ 9,758     $ 9,854   $ 9,811   $ 9,823
 2/28/2002     $ 9,384     $ 9,664   $ 9,389   $ 9,416
 3/29/2002     $10,103     $10,027   $ 9,746   $ 9,741
 4/30/2002     $ 9,632     $ 9,420   $ 8,991   $ 8,946
 5/31/2002     $ 9,416     $ 9,350   $ 8,750   $ 8,730
 6/28/2002     $ 8,659     $ 8,684   $ 7,946   $ 7,922
 7/31/2002     $ 7,761     $ 8,007   $ 7,455   $ 7,487
 8/30/2002     $ 7,720     $ 8,060   $ 7,476   $ 7,509
 9/30/2002     $ 7,139     $ 7,184   $ 6,715   $ 6,730
10/31/2002     $ 7,525     $ 7,816   $ 7,313   $ 7,348
11/29/2002     $ 7,987     $ 8,276   $ 7,730   $ 7,747
12/31/2002     $ 7,472     $ 7,790   $ 7,196   $ 7,211
 1/31/2003     $ 7,481     $ 7,586   $ 7,021   $ 7,036
 2/28/2003     $ 7,443     $ 7,472   $ 6,978   $ 7,004
 3/31/2003     $ 7,506     $ 7,545   $ 7,107   $ 7,135
 4/30/2003     $ 8,006     $ 8,166   $ 7,641   $ 7,662
 5/30/2003     $ 8,602     $ 8,596   $ 8,053   $ 8,044
 6/30/2003     $ 8,656     $ 8,706   $ 8,167   $ 8,155
 7/31/2003     $ 9,007     $ 8,859   $ 8,399   $ 8,358
 8/29/2003     $ 9,444     $ 9,032   $ 8,625   $ 8,566
 9/30/2003     $ 9,164     $ 8,936   $ 8,524   $ 8,474
10/31/2003     $ 9,956     $ 9,442   $ 9,021   $ 8,950
11/28/2003     $10,273     $ 9,525   $ 9,131   $ 9,044
12/31/2003     $10,471     $10,024   $ 9,425   $ 9,357
 1/30/2004     $10,634     $10,208   $ 9,641   $ 9,548
 2/27/2004     $10,722     $10,350   $ 9,696   $ 9,609
 3/31/2004     $10,766     $10,194   $ 9,533   $ 9,430
 4/30/2004     $10,543     $10,034   $ 9,394   $ 9,321
 5/31/2004     $10,857     $10,172   $ 9,570   $ 9,494
 6/30/2004     $11,046     $10,370   $ 9,704   $ 9,613
 7/30/2004     $10,377     $10,026   $ 9,129   $ 9,070
 8/31/2004     $10,317     $10,067   $ 9,072   $ 9,025
 9/30/2004     $10,669     $10,176   $ 9,191   $ 9,111
10/29/2004     $10,914     $10,332   $ 9,341   $ 9,253
11/30/2004     $11,369     $10,750   $ 9,701   $ 9,571
12/31/2004     $11,796     $11,115   $10,078   $ 9,946
 1/31/2005     $11,363     $10,844   $ 9,732   $ 9,615
 2/28/2005     $11,567     $11,073   $ 9,838   $ 9,717
 3/31/2005     $11,297     $10,877   $ 9,642   $ 9,540
 4/29/2005     $10,986     $10,670   $ 9,422   $ 9,358
 5/31/2005     $11,523     $11,010   $ 9,895   $ 9,811
 6/30/2005     $11,441     $11,025   $ 9,888   $ 9,775
 7/29/2005     $11,953     $11,435   $10,390   $10,253
 8/31/2005     $11,865     $11,331   $10,255   $10,121
 9/30/2005     $11,991     $11,423   $10,305   $10,167
10/31/2005     $11,799     $11,232   $10,180   $10,068
11/30/2005     $12,484     $11,657   $10,631   $10,503
12/30/2005     $12,497     $11,661   $10,599   $10,470
 1/31/2006     $13,115     $11,970   $10,858   $10,654
 2/28/2006     $13,131     $12,003   $10,837   $10,637
 3/31/2006     $13,257     $12,152   $11,031   $10,794
 4/28/2006     $13,191     $12,315   $11,014   $10,779
 5/31/2006     $12,415     $11,961   $10,603   $10,414
 6/30/2006     $12,563     $11,977   $10,565   $10,373
 7/31/2006     $12,296     $12,051   $10,334   $10,175
 8/31/2006     $12,506     $12,338   $10,654   $10,493
 9/29/2006     $12,748     $12,655   $10,929   $10,781
10/31/2006     $13,056     $13,068   $11,339   $11,160
11/30/2006     $13,357     $13,316   $11,568   $11,381
12/29/2006     $13,183     $13,503   $11,602   $11,420
 1/31/2007     $13,598     $13,707   $11,893   $11,713
 2/28/2007     $13,350     $13,439   $11,685   $11,493
 3/30/2007     $13,466     $13,590   $11,752   $11,556
 4/30/2007     $14,016     $14,192   $12,285   $12,100
 5/31/2007     $14,456     $14,687   $12,736   $12,535
 6/29/2007     $14,378     $14,443   $12,556   $12,348
 7/31/2007     $14,281     $13,995   $12,322   $12,156
 8/31/2007     $14,740     $14,205   $12,527   $12,350
 9/28/2007     $15,670     $14,736   $13,039   $12,867
10/31/2007     $16,114     $14,970   $13,494   $13,305
11/30/2007     $15,372     $14,345   $12,961   $12,815
12/31/2007     $15,260     $14,245   $12,924   $12,769
 1/31/2008     $13,753     $13,391   $11,902   $11,773
 2/29/2008     $13,335     $12,956   $11,652   $11,539
 3/31/2008     $13,379     $12,900   $11,581   $11,469
 4/30/2008     $14,398     $13,528   $12,188   $12,071
 5/30/2008     $15,011     $13,703   $12,654   $12,514
 6/30/2008     $13,938     $12,548   $11,755   $11,612
 7/31/2008     $13,865     $12,442   $11,568   $11,392
 8/29/2008     $14,069     $12,622   $11,705   $11,514
 9/30/2008     $12,492     $11,498   $10,352   $10,181
10/31/2008     $10,455     $ 9,567   $ 8,496   $ 8,388
11/28/2008     $ 9,686     $ 8,880   $ 7,795   $ 7,721
12/31/2008     $ 9,702     $ 8,975   $ 7,956   $ 7,861
 1/30/2009     $ 9,172     $ 8,218   $ 7,556   $ 7,483
 2/27/2009     $ 8,482     $ 7,343   $ 6,973   $ 6,920
 3/31/2009     $ 9,201     $ 7,986   $ 7,595   $ 7,537
 4/30/2009     $10,187     $ 8,751   $ 8,353   $ 8,261
 5/31/2009     $10,452     $ 9,240   $ 8,761   $ 8,670
 6/30/2009     $10,535     $ 9,259   $ 8,872   $ 8,767
 7/31/2009     $11,266     $ 9,959   $ 9,507   $ 9,390
 8/31/2009     $11,397     $10,318   $ 9,696   $ 9,585
 9/30/2009     $12,055     $10,703   $10,125   $ 9,992
10/31/2009     $11,841     $10,505   $ 9,945   $ 9,857
11/30/2009     $12,476     $11,135   $10,533   $10,462
12/31/2009     $12,984     $11,350   $10,900   $10,786
 1/31/2010     $12,377     $10,941   $10,423   $10,315
 2/28/2010     $12,715     $11,280   $10,789   $10,670
 3/31/2010     $13,507     $11,961   $11,431   $11,287
 4/30/2010     $13,632     $12,150   $11,585   $11,413


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)   4/30/10
----------------   -------
1-Year             +34.49%
5-Year              +4.93%
10-Year             -0.49%

ADVISOR CLASS (5/1/00-4/30/10)(6)

                               (PERFORMANCE GRAPH)

                FRANKLIN               RUSSELL   RUSSELL
                FLEX CAP                 3000      1000
             GROWTH FUND -   S&P 500    GROWTH    GROWTH
DATE         ADVISOR CLASS    INDEX     INDEX     INDEX
----         -------------   -------   -------   -------
  5/1/2000      $10,000      $10,000   $10,000   $10,000
 5/31/2000      $ 9,344      $ 9,795   $ 9,471   $ 9,496
 6/30/2000      $10,740      $10,036   $10,222   $10,216
 7/31/2000      $10,455      $ 9,879   $ 9,765   $ 9,790
 8/31/2000      $11,984      $10,493   $10,658   $10,677
 9/30/2000      $11,611      $ 9,939   $ 9,682   $ 9,667
10/31/2000      $10,600      $ 9,897   $ 9,201   $ 9,209
11/30/2000      $ 8,339      $ 9,117   $ 7,824   $ 7,852
12/31/2000      $ 8,768      $ 9,161   $ 7,623   $ 7,603
 1/31/2001      $ 8,922      $ 9,486   $ 8,156   $ 8,129
 2/28/2001      $ 7,271      $ 8,621   $ 6,790   $ 6,749
 3/31/2001      $ 6,489      $ 8,075   $ 6,060   $ 6,014
 4/30/2001      $ 7,216      $ 8,703   $ 6,825   $ 6,775
 5/31/2001      $ 7,218      $ 8,761   $ 6,743   $ 6,675
 6/30/2001      $ 7,174      $ 8,548   $ 6,613   $ 6,521
 7/31/2001      $ 6,905      $ 8,464   $ 6,420   $ 6,358
 8/31/2001      $ 6,555      $ 7,934   $ 5,903   $ 5,838
 9/30/2001      $ 5,648      $ 7,293   $ 5,290   $ 5,255
10/31/2001      $ 6,038      $ 7,432   $ 5,582   $ 5,531
11/30/2001      $ 6,604      $ 8,002   $ 6,113   $ 6,062
12/31/2001      $ 6,731      $ 8,072   $ 6,127   $ 6,051
 1/31/2002      $ 6,587      $ 7,955   $ 6,011   $ 5,944
 2/28/2002      $ 6,335      $ 7,801   $ 5,752   $ 5,697
 3/31/2002      $ 6,822      $ 8,095   $ 5,971   $ 5,894
 4/30/2002      $ 6,506      $ 7,604   $ 5,509   $ 5,413
 5/31/2002      $ 6,362      $ 7,548   $ 5,361   $ 5,282
 6/30/2002      $ 5,849      $ 7,010   $ 4,868   $ 4,793
 7/31/2002      $ 5,243      $ 6,464   $ 4,568   $ 4,530
 8/31/2002      $ 5,216      $ 6,506   $ 4,580   $ 4,543
 9/30/2002      $ 4,824      $ 5,799   $ 4,114   $ 4,072
10/31/2002      $ 5,086      $ 6,310   $ 4,481   $ 4,446
11/30/2002      $ 5,400      $ 6,681   $ 4,736   $ 4,687
12/31/2002      $ 5,052      $ 6,288   $ 4,409   $ 4,363
 1/31/2003      $ 5,061      $ 6,124   $ 4,301   $ 4,257
 2/28/2003      $ 5,036      $ 6,032   $ 4,276   $ 4,238
 3/31/2003      $ 5,080      $ 6,090   $ 4,354   $ 4,317
 4/30/2003      $ 5,417      $ 6,592   $ 4,682   $ 4,636
 5/31/2003      $ 5,824      $ 6,939   $ 4,934   $ 4,867
 6/30/2003      $ 5,860      $ 7,028   $ 5,004   $ 4,934
 7/31/2003      $ 6,099      $ 7,152   $ 5,146   $ 5,057
 8/31/2003      $ 6,396      $ 7,291   $ 5,285   $ 5,183
 9/30/2003      $ 6,207      $ 7,214   $ 5,222   $ 5,127
10/31/2003      $ 6,748      $ 7,622   $ 5,527   $ 5,415
11/30/2003      $ 6,962      $ 7,689   $ 5,594   $ 5,472
12/31/2003      $ 7,098      $ 8,092   $ 5,775   $ 5,661
 1/31/2004      $ 7,210      $ 8,241   $ 5,907   $ 5,777
 2/29/2004      $ 7,271      $ 8,355   $ 5,941   $ 5,814
 3/31/2004      $ 7,303      $ 8,229   $ 5,841   $ 5,706
 4/30/2004      $ 7,155      $ 8,100   $ 5,755   $ 5,639
 5/31/2004      $ 7,369      $ 8,211   $ 5,863   $ 5,745
 6/30/2004      $ 7,498      $ 8,371   $ 5,946   $ 5,816
 7/31/2004      $ 7,045      $ 8,094   $ 5,593   $ 5,488
 8/31/2004      $ 7,006      $ 8,127   $ 5,558   $ 5,460
 9/30/2004      $ 7,248      $ 8,215   $ 5,631   $ 5,512
10/31/2004      $ 7,418      $ 8,340   $ 5,723   $ 5,598
11/30/2004      $ 7,731      $ 8,678   $ 5,944   $ 5,791
12/31/2004      $ 8,024      $ 8,973   $ 6,175   $ 6,018
 1/31/2005      $ 7,733      $ 8,754   $ 5,963   $ 5,817
 2/28/2005      $ 7,875      $ 8,938   $ 6,028   $ 5,879
 3/31/2005      $ 7,693      $ 8,780   $ 5,908   $ 5,772
 4/30/2005      $ 7,485      $ 8,614   $ 5,773   $ 5,662
 5/31/2005      $ 7,854      $ 8,888   $ 6,063   $ 5,936
 6/30/2005      $ 7,803      $ 8,900   $ 6,059   $ 5,914
 7/31/2005      $ 8,153      $ 9,231   $ 6,366   $ 6,203
 8/31/2005      $ 8,098      $ 9,147   $ 6,283   $ 6,123
 9/30/2005      $ 8,187      $ 9,221   $ 6,314   $ 6,152
10/31/2005      $ 8,060      $ 9,067   $ 6,237   $ 6,092
11/30/2005      $ 8,530      $ 9,410   $ 6,514   $ 6,355
12/31/2005      $ 8,543      $ 9,414   $ 6,494   $ 6,335
 1/31/2006      $ 8,969      $ 9,663   $ 6,653   $ 6,446
 2/28/2006      $ 8,984      $ 9,689   $ 6,640   $ 6,436
 3/31/2006      $ 9,073      $ 9,810   $ 6,759   $ 6,531
 4/30/2006      $ 9,033      $ 9,941   $ 6,749   $ 6,522
 5/31/2006      $ 8,505      $ 9,655   $ 6,496   $ 6,301
 6/30/2006      $ 8,609      $ 9,668   $ 6,473   $ 6,276
 7/31/2006      $ 8,431      $ 9,728   $ 6,331   $ 6,156
 8/31/2006      $ 8,577      $ 9,959   $ 6,528   $ 6,348
 9/30/2006      $ 8,749      $10,216   $ 6,696   $ 6,523
10/31/2006      $ 8,963      $10,549   $ 6,948   $ 6,752
11/30/2006      $ 9,172      $10,750   $ 7,088   $ 6,886
12/31/2006      $ 9,058      $10,900   $ 7,108   $ 6,910
 1/31/2007      $ 9,345      $11,065   $ 7,287   $ 7,087
 2/28/2007      $ 9,179      $10,849   $ 7,159   $ 6,954
 3/31/2007      $ 9,262      $10,970   $ 7,200   $ 6,992
 4/30/2007      $ 9,644      $11,456   $ 7,527   $ 7,321
 5/31/2007      $ 9,950      $11,856   $ 7,803   $ 7,584
 6/30/2007      $ 9,902      $11,659   $ 7,693   $ 7,471
 7/31/2007      $ 9,841      $11,297   $ 7,549   $ 7,355
 8/31/2007      $10,159      $11,467   $ 7,676   $ 7,472
 9/30/2007      $10,805      $11,896   $ 7,989   $ 7,785
10/31/2007      $11,113      $12,085   $ 8,268   $ 8,050
11/30/2007      $10,608      $11,580   $ 7,941   $ 7,754
12/31/2007      $10,536      $11,499   $ 7,919   $ 7,726
 1/31/2008      $ 9,501      $10,810   $ 7,292   $ 7,123
 2/29/2008      $ 9,214      $10,458   $ 7,139   $ 6,982
 3/31/2008      $ 9,248      $10,413   $ 7,096   $ 6,939
 4/30/2008      $ 9,956      $10,920   $ 7,468   $ 7,304
 5/31/2008      $10,385      $11,062   $ 7,753   $ 7,571
 6/30/2008      $ 9,645      $10,129   $ 7,202   $ 7,026
 7/31/2008      $ 9,600      $10,044   $ 7,088   $ 6,892
 8/31/2008      $ 9,747      $10,189   $ 7,172   $ 6,967
 9/30/2008      $ 8,657      $ 9,281   $ 6,343   $ 6,160
10/31/2008      $ 7,249      $ 7,723   $ 5,206   $ 5,075
11/30/2008      $ 6,718      $ 7,169   $ 4,776   $ 4,672
12/31/2008      $ 6,733      $ 7,245   $ 4,874   $ 4,756
 1/31/2009      $ 6,368      $ 6,634   $ 4,630   $ 4,527
 2/28/2009      $ 5,892      $ 5,928   $ 4,272   $ 4,187
 3/31/2009      $ 6,394      $ 6,447   $ 4,653   $ 4,560
 4/30/2009      $ 7,080      $ 7,064   $ 5,118   $ 4,998
 5/31/2009      $ 7,268      $ 7,459   $ 5,368   $ 5,246
 6/30/2009      $ 7,330      $ 7,474   $ 5,436   $ 5,305
 7/31/2009      $ 7,840      $ 8,039   $ 5,825   $ 5,681
 8/31/2009      $ 7,935      $ 8,330   $ 5,941   $ 5,799
 9/30/2009      $ 8,396      $ 8,640   $ 6,204   $ 6,046
10/31/2009      $ 8,252      $ 8,480   $ 6,093   $ 5,964
11/30/2009      $ 8,698      $ 8,988   $ 6,454   $ 6,330
12/31/2009      $ 9,056      $ 9,162   $ 6,678   $ 6,526
 1/31/2010      $ 8,636      $ 8,832   $ 6,386   $ 6,241
 2/28/2010      $ 8,875      $ 9,106   $ 6,610   $ 6,456
 3/31/2010      $ 9,432      $ 9,656   $ 7,003   $ 6,829
 4/30/2010      $ 9,522      $ 9,808   $ 7,098   $ 6,905

ENDNOTES

INVESTORS SHOULD BE COMFORTABLE WITH FLUCTUATIONS IN THE VALUE OF THEIR INVESTMENTS, AS SMALL AND MIDSIZED COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER, MIDSIZED AND RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND ALSO INVESTS IN TECHNOLOGY STOCKS, WHICH CAN BE HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.73% and +5.33%.

(7.) Source: (C) 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                               12 | Annual Report

Your Fund's Expenses

FRANKLIN FLEX CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING        EXPENSES
                                            ACCOUNT     ACCOUNT      PAID DURING
                                             VALUE       VALUE         PERIOD*
                                            11/1/09     4/30/10    11/1/09-4/30/10
                                           ---------   ---------   ---------------
CLASS A
Actual                                       $1,000    $1,152.70        $5.28
Hypothetical (5% return before expenses)     $1,000    $1,019.89        $4.96
CLASS B
Actual                                       $1,000    $1,148.40        $9.16
Hypothetical (5% return before expenses)     $1,000    $1,016.27        $8.60
CLASS C
Actual                                       $1,000    $1,148.40        $9.27
Hypothetical (5% return before expenses)     $1,000    $1,016.17        $8.70
CLASS R
Actual                                       $1,000    $1,151.30        $6.61
Hypothetical (5% return before expenses)     $1,000    $1,018.65        $6.21
ADVISOR CLASS
Actual                                       $1,000    $1,154.00        $3.95
Hypothetical (5% return before expenses)     $1,000    $1,021.12        $3.71

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.99%; B: 1.72%; C:
     1.74%; R: 1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               14 | Annual Report

Franklin Focused Core Equity Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Focused Core Equity Fund seeks capital appreciation by normally investing at least 80% of its net assets in equity securities. The Fund will invest primarily in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor's 500 Index (S&P 500).(1)

We are pleased to bring you Franklin Focused Core Equity Fund's annual report for the fiscal year ended April 30, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

For the 12 months under review, Franklin Focused Core Equity Fund - Class A delivered a +44.05% cumulative total return. The Fund outperformed its benchmark, the S&P 500, which posted a +38.84% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 18.

INVESTMENT STRATEGY

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market's short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best tradeoff between growth opportunity, business and financial risk, and valuation.

(1.) The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

(2.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. See footnote 1 for a description of the S&P 500. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 68.


                               Annual Report | 15

PORTFOLIO BREAKDOWN
Franklin Focused Core Equity Fund
Based on Total Net Assets as of 4/30/10

Financials                                  18.0%
Health Care                                 17.0%
Information Technology                      14.1%
Industrials                                 13.0%
Energy                                       9.1%
Consumer Discretionary                       7.8%
Consumer Staples                             7.3%
Materials                                    6.3%
Telecommunication Services                   2.8%
Short-Term Investments & Other Net Assets    4.6%

MANAGER'S DISCUSSION

During the year under review, all sectors rose in value and the vast majority of the Fund's individual holdings delivered positive results. In particular, many of our positions in the information technology, health care, financials and industrials sectors proved beneficial to absolute returns. In the information technology sector, top contributors included Maxim Integrated Products, which designs, develops and manufactures more than 6,000 kinds of analog and mixed-signal semiconductors; MasterCard, which operates the second-largest consumer payment system for about 23,000 member financial institutions worldwide; and Corning, which designs and produces material components for a wide range of technology-related industries. Within health care, pharmaceuticals companies Merck & Co. and Roche Holding performed well. Among financials, the Fund benefited significantly from its positions in commercial bank U.S. Bancorp and Berkshire Hathaway, an insurance conglomerate with interests in several other, unrelated industries. Top contributors among the Fund's industrials stocks included Precision Castparts, which manufactures a host of castings for industrial, aerospace, military and medical applications; and Republic Services, a provider of waste-disposal services and related facilities to 40 states through a network of more than 370 collection companies.

Despite the Fund's robust performance during the fiscal year, there were a few minor detractors. Shares of leading natural gas explorer and producer Petrohawk Energy fell in value, as did those for diversified financial services firm JPMorgan Chase & Co. Both were new positions this reporting period.


                               16 | Annual Report

Thank you for your continued participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

(PHOTO OF STEVEN KORNFELD)


/s/ Steven Kornfeld

Steven Kornfeld, CFA


(PHOTO OF BRENT LODER)


/s/ Brent Loder

Brent Loder


(PHOTO OF BRETT CRAWFORD)


/s/ Brett Crawford

Brett Crawford

Portfolio Management Team
Franklin Focused Core Equity Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     BRETT CRAWFORD assumed portfolio manager responsibilities for Franklin Focused Core Equity Fund in April 2010. He also manages institutional large cap equity portfolios. He is a member of the financials research team and specializes in the analysis of the specialty finance and bank industries.

     Prior to joining the firm, Mr. Crawford was a portfolio manager with Mesirow Financial in Chicago, where he co-managed the large cap equity product. Prior to this position, he worked for J.P. Morgan and Goldman, Sachs & Co. in New York.

     Mr. Crawford earned a B.S. in commerce from the University of Virginia, McIntire School of Commerce, and an M.B.A. in finance from the University of Chicago Booth School of Business.

TOP 10 EQUITY HOLDINGS
Franklin Focused Core Equity Fund
4/30/10

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
---------------                  ----------
Merck & Co. Inc.                    6.4%
   HEALTH CARE
Celanese Corp., A                   4.6%
   MATERIALS
Maxim Integrated Products Inc.      4.6%
   INFORMATION TECHNOLOGY
Apollo Group Inc., A                4.3%
   CONSUMER DISCRETIONARY
CVS Caremark Corp.                  4.1%
   CONSUMER STAPLES
Corning Inc.                        4.0%
   INFORMATION TECHNOLOGY
Roche Holding AG (Switzerland)      4.0%
   HEALTH CARE
Marathon Oil Corp.                  3.9%
   ENERGY
MasterCard Inc., A                  3.8%
   INFORMATION TECHNOLOGY
Berkshire Hathaway Inc., B          3.7%
   FINANCIALS


                               Annual Report | 17

Performance Summary as of 4/30/10

FRANKLIN FOCUSED CORE EQUITY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                      CHANGE   4/30/10   4/30/09
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      +$2.76    $9.03     $6.27
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.0015

CLASS C (SYMBOL: N/A)                      CHANGE   4/30/10   4/30/09
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      +$2.66    $8.90     $6.24
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.0014

CLASS R (SYMBOL: N/A)                      CHANGE   4/30/10   4/30/09
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      +$2.73    $9.00     $6.27

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   4/30/10   4/30/09
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      +$2.78    $9.06     $6.28
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.0042


                               18 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   INCEPTION (12/13/07)
-------                                        -------   --------------------
Cumulative Total Return(2)                      +44.05%          -7.57%
Average Annual Total Return(3)                  +35.81%          -5.63%
Value of $10,000 Investment(4)                 $13,581          $8,712
Avg. Ann. Total Return (3/31/10)(5)             +56.65%          -6.01%
   Total Annual Operating Expenses(6)
      Without Waiver                    4.03%
      With Waiver                       1.19%

CLASS C                                         1-YEAR   INCEPTION (12/13/07)
-------                                        -------   --------------------
Cumulative Total Return(2)                      +42.65%          -9.17%
Average Annual Total Return(3)                  +41.65%          -3.96%
Value of $10,000 Investment(4)                 $14,165          $9,083
Avg. Ann. Total Return (3/31/10)(5)             +63.90%          -4.24%
   Total Annual Operating Expenses(6)
      Without Waiver                    4.71%
      With Waiver                       1.87%

CLASS R                                         1-YEAR   INCEPTION (12/13/07)
-------                                        -------   --------------------
Cumulative Total Return(2)                      +43.54%          -8.18%
Average Annual Total Return(3)                  +43.54%          -3.52%
Value of $10,000 Investment(4)                 $14,354          $9,182
Avg. Ann. Total Return (3/31/10)(5)             +65.62%          -3.83%
   Total Annual Operating Expenses(6)
      Without Waiver                    4.25%
      With Waiver                       1.41%

ADVISOR CLASS                                   1-YEAR   INCEPTION (12/13/07)
-------------                                  -------   --------------------
Cumulative Total Return(2)                      +44.34%          -6.99%
Average Annual Total Return(3)                  +44.34%          -3.00%
Value of $10,000 Investment(4)                 $14,434          $9,301
Avg. Ann. Total Return (3/31/10)(5)             +66.50%          -3.29%
   Total Annual Operating Expenses(6)
      Without Waiver                    3.75%
      With Waiver                       0.91%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.89% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 8/31/10.


                               Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                      4/30/10
-------                      -------
1-Year                       +35.81%
Since Inception (12/13/07)    -5.63%

CLASS A (12/13/07-4/30/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN FOCUSED CORE   S&P 500
DATE         EQUITY FUND - CLASS A    INDEX
----         ---------------------   -------
12/13/2007           $9,425          $10,000
12/31/2007           $9,529          $ 9,960
 1/31/2008           $8,775          $ 9,362
 2/29/2008           $8,247          $ 9,058
 3/31/2008           $7,653          $ 9,019
 4/30/2008           $8,181          $ 9,458
 5/31/2008           $8,539          $ 9,581
 6/30/2008           $7,728          $ 8,773
 7/31/2008           $7,653          $ 8,699
 8/31/2008           $8,077          $ 8,825
 9/30/2008           $7,220          $ 8,039
10/31/2008           $5,580          $ 6,689
11/30/2008           $5,052          $ 6,209
12/31/2008           $5,276          $ 6,275
 1/31/2009           $5,035          $ 5,746
 2/28/2009           $4,572          $ 5,134
 3/31/2009           $5,218          $ 5,584
 4/30/2009           $6,048          $ 6,118
 5/31/2009           $6,347          $ 6,461
 6/30/2009           $6,308          $ 6,473
 7/31/2009           $6,916          $ 6,963
 8/31/2009           $7,302          $ 7,214
 9/30/2009           $7,524          $ 7,484
10/31/2009           $7,466          $ 7,345
11/30/2009           $7,736          $ 7,785
12/31/2009           $8,113          $ 7,935
 1/31/2010           $7,998          $ 7,650
 2/28/2010           $8,152          $ 7,887
 3/31/2010           $8,673          $ 8,363
 4/30/2010           $8,712          $ 8,495

AVERAGE ANNUAL TOTAL RETURN

CLASS C                      4/30/10
-------                      -------
1-Year                       +41.65%
Since Inception (12/13/07)    -3.96%

CLASS C (12/13/07-4/30/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN FOCUSED CORE   S&P 500
DATE         EQUITY FUND - CLASS C    INDEX
----         ---------------------   -------
12/13/2007          $10,000          $10,000
12/31/2007          $10,110          $ 9,960
 1/31/2008          $ 9,300          $ 9,362
 2/29/2008          $ 8,740          $ 9,058
 3/31/2008          $ 8,100          $ 9,019
 4/30/2008          $ 8,670          $ 9,458
 5/31/2008          $ 9,040          $ 9,581
 6/30/2008          $ 8,180          $ 8,773
 7/31/2008          $ 8,100          $ 8,699
 8/31/2008          $ 8,540          $ 8,825
 9/30/2008          $ 7,620          $ 8,039
10/31/2008          $ 5,890          $ 6,689
11/30/2008          $ 5,320          $ 6,209
12/31/2008          $ 5,561          $ 6,275
 1/31/2009          $ 5,306          $ 5,746
 2/28/2009          $ 4,806          $ 5,134
 3/31/2009          $ 5,490          $ 5,584
 4/30/2009          $ 6,367          $ 6,118
 5/31/2009          $ 6,673          $ 6,461
 6/30/2009          $ 6,622          $ 6,473
 7/31/2009          $ 7,255          $ 6,963
 8/31/2009          $ 7,653          $ 7,214
 9/30/2009          $ 7,888          $ 7,484
10/31/2009          $ 7,826          $ 7,345
11/30/2009          $ 8,102          $ 7,785
12/31/2009          $ 8,481          $ 7,935
 1/31/2010          $ 8,358          $ 7,650
 2/28/2010          $ 8,511          $ 7,887
 3/31/2010          $ 9,052          $ 8,363
 4/30/2010          $ 9,083          $ 8,495


                               20 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS R                      4/30/10
-------                      -------
1-Year                       +43.54%
Since Inception (12/13/07)    -3.52%

CLASS R (12/13/07-4/30/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN FOCUSED CORE   S&P 500
DATE         EQUITY FUND - CLASS R    INDEX
----         ---------------------   -------
12/13/2007          $10,000          $10,000
12/31/2007          $10,110          $ 9,960
 1/31/2008          $ 9,310          $ 9,362
 2/29/2008          $ 8,750          $ 9,058
 3/31/2008          $ 8,120          $ 9,019
 4/30/2008          $ 8,680          $ 9,458
 5/31/2008          $ 9,050          $ 9,581
 6/30/2008          $ 8,190          $ 8,773
 7/31/2008          $ 8,110          $ 8,699
 8/31/2008          $ 8,560          $ 8,825
 9/30/2008          $ 7,650          $ 8,039
10/31/2008          $ 5,910          $ 6,689
11/30/2008          $ 5,350          $ 6,209
12/31/2008          $ 5,591          $ 6,275
 1/31/2009          $ 5,336          $ 5,746
 2/28/2009          $ 4,836          $ 5,134
 3/31/2009          $ 5,519          $ 5,584
 4/30/2009          $ 6,397          $ 6,118
 5/31/2009          $ 6,713          $ 6,461
 6/30/2009          $ 6,672          $ 6,473
 7/31/2009          $ 7,315          $ 6,963
 8/31/2009          $ 7,713          $ 7,214
 9/30/2009          $ 7,958          $ 7,484
10/31/2009          $ 7,886          $ 7,345
11/30/2009          $ 8,172          $ 7,785
12/31/2009          $ 8,560          $ 7,935
 1/31/2010          $ 8,437          $ 7,650
 2/28/2010          $ 8,590          $ 7,887
 3/31/2010          $ 9,141          $ 8,363
 4/30/2010          $ 9,182          $ 8,495

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS                4/30/10
-------------                -------
1-Year                       +44.34%
Since Inception (12/13/07)    -3.00%

ADVISOR CLASS (12/13/07-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN FOCUSED CORE      S&P 500
DATE         EQUITY FUND - ADVISOR CLASS    INDEX
----         ---------------------------   -------
12/13/2007             $10,000             $10,000
12/31/2007             $10,120             $ 9,960
 1/31/2008             $ 9,320             $ 9,362
 2/29/2008             $ 8,760             $ 9,058
 3/31/2008             $ 8,130             $ 9,019
 4/30/2008             $ 8,700             $ 9,458
 5/31/2008             $ 9,070             $ 9,581
 6/30/2008             $ 8,220             $ 8,773
 7/31/2008             $ 8,140             $ 8,699
 8/31/2008             $ 8,590             $ 8,825
 9/30/2008             $ 7,680             $ 8,039
10/31/2008             $ 5,940             $ 6,689
11/30/2008             $ 5,370             $ 6,209
12/31/2008             $ 5,613             $ 6,275
 1/31/2009             $ 5,366             $ 5,746
 2/28/2009             $ 4,864             $ 5,134
 3/31/2009             $ 5,561             $ 5,584
 4/30/2009             $ 6,444             $ 6,118
 5/31/2009             $ 6,762             $ 6,461
 6/30/2009             $ 6,731             $ 6,473
 7/31/2009             $ 7,377             $ 6,963
 8/31/2009             $ 7,788             $ 7,214
 9/30/2009             $ 8,024             $ 7,484
10/31/2009             $ 7,962             $ 7,345
11/30/2009             $ 8,260             $ 7,785
12/31/2009             $ 8,654             $ 7,935
 1/31/2010             $ 8,531             $ 7,650
 2/28/2010             $ 8,695             $ 7,887
 3/31/2010             $ 9,260             $ 8,363
 4/30/2010             $ 9,301             $ 8,495


                               Annual Report | 21

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. SPECIAL RISKS ARE INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR, WHICH MAY RESULT IN INCREASED VOLATILITY. THE FUND ALSO HAS THE POTENTIAL TO INVEST IN FOREIGN COMPANY STOCKS, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.


                               22 | Annual Report

Your Fund's Expenses

FRANKLIN FOCUSED CORE EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING     ENDING        EXPENSES
                                            ACCOUNT     ACCOUNT      PAID DURING
                                             VALUE       VALUE         PERIOD*
                                            11/1/09     4/30/10    11/1/09-4/30/10
                                           ---------   ---------   ---------------
CLASS A
Actual                                       $1,000    $1,166.90        $ 5.86
Hypothetical (5% return before expenses)     $1,000    $1,019.39        $ 5.46
CLASS C
Actual                                       $1,000    $1,160.60        $10.12
Hypothetical (5% return before expenses)     $1,000    $1,015.42        $ 9.44
CLASS R
Actual                                       $1,000    $1,164.30        $ 7.46
Hypothetical (5% return before expenses)     $1,000    $1,017.90        $ 6.95
ADVISOR CLASS
Actual                                       $1,000    $1,168.10        $ 4.78
Hypothetical (5% return before expenses)     $1,000    $1,020.38        $ 4.46

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.09%; C: 1.89%; R:
     1.39%; and Advisor: 0.89%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               24 | Annual Report

Franklin Growth Opportunities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Opportunities Fund seeks capital appreciation by normally investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

We are pleased to bring you Franklin Growth Opportunities Fund's annual report for the fiscal year ended April 30, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

For the 12 months under review, Franklin Growth Opportunities Fund - Class A delivered a +41.14% cumulative total return. The Fund outperformed its narrow benchmark, the Russell 3000 Growth Index, which posted a +38.69% total return, and outperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which generated a +38.84% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 28.

INVESTMENT STRATEGY

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 75.


                               Annual Report | 25

PORTFOLIO BREAKDOWN
Franklin Growth Opportunities Fund
Based on Total Net Assets as of 4/30/10*

                                  (BAR CHART)

Information Technology**     34.3%
Health Care                  17.2%
Consumer Discretionary       13.1%
Industrials                  13.0%
Energy                        8.7%
Financials                    5.1%
Telecommunication Services    4.3%
Materials                     2.9%
Consumer Staples              2.1%

* Short-term investments and other net assets = -0.7% due to Fund liabilities.

** Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

MANAGER'S DISCUSSION

All sectors the Fund invested in contributed to its absolute performance during the 12 months under review. Investments in the information technology, consumer discretionary and health care sectors fared particularly well, led by holdings in the computers and peripherals, specialty retail and pharmaceuticals industries, respectively. Individual contributors far outnumbered detractors during this period. Among the most significant was our position in computer hardware and software provider Apple in the information technology sector. NII Holdings, a wireless telecommunication services provider operating under the Nextel brand that brings cellular service to more than seven million Latin American customers, also performed well. Robotic surgical systems developer Intuitive Surgical, from the health care sector, was another noteworthy contributor during the period.

In contrast, some of the Fund's individual securities detracted from absolute results. Key detractors included biotechnology firm Myriad Genetics, which produces a range of molecular diagnostic testing products, and forensic financial consulting services provider Huron Consulting Group. In addition, our new position in smartphone manufacturer Palm had a negative impact on Fund performance. We no longer held these Fund positions by period-end.


                               26 | Annual Report

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

(PHOTO OF GRANT BOWERS)

/s/ Grant Bowers

Grant Bowers
Portfolio Manager
Franklin Growth Opportunities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Growth Opportunities Fund
4/30/10

COMPANY                          % OF TOTAL
SECTOR/INDUSTRY                  NET ASSETS
---------------                  ----------
Apple Inc.                          3.8%
   INFORMATION TECHNOLOGY
MasterCard Inc., A                  3.4%
   INFORMATION TECHNOLOGY
Precision Castparts Corp.           3.1%
   INDUSTRIALS
FLIR Systems Inc.                   2.6%
   INFORMATION TECHNOLOGY
SBA Communications Corp.            2.5%
   TELECOMMUNICATION SERVICES
Google Inc., A                      2.1%
   INFORMATION TECHNOLOGY
Celgene Corp.                       2.1%
   HEALTH CARE
QUALCOMM Inc.                       1.8%
   INFORMATION TECHNOLOGY
Weatherford International Ltd.      1.8%
   ENERGY
Intuitive Surgical Inc.             1.8%
   HEALTH CARE


                               Annual Report | 27

Performance Summary as of 4/30/10

FRANKLIN GROWTH OPPORTUNITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FGRAX)         CHANGE   4/30/10   4/30/09
-----------------------         ------   -------   -------
Net Asset Value (NAV)           +$5.71    $19.59    $13.88

CLASS B (SYMBOL: FKABX)         CHANGE   4/30/10   4/30/09
-----------------------         ------   -------   -------
Net Asset Value (NAV)           +$5.23    $18.25    $13.02

CLASS C (SYMBOL: FKACX)         CHANGE   4/30/10   4/30/09
-----------------------         ------   -------   -------
Net Asset Value (NAV)           +$5.21    $18.20    $12.99

CLASS R (SYMBOL: FKARX)         CHANGE   4/30/10   4/30/09
-----------------------         ------   -------   -------
Net Asset Value (NAV)           +$5.58    $19.25    $13.67

ADVISOR CLASS (SYMBOL: FRAAX)   CHANGE   4/30/10   4/30/09
-----------------------------   ------   -------   -------
Net Asset Value (NAV)           +$5.94    $20.24    $14.30


                               28 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR    10-YEAR
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      +41.14%   +46.96%    -22.30%
Average Annual Total Return(2)                  +32.99%    +6.74%     -3.07%
Value of $10,000 Investment(3)                 $13,299   $13,854     $7,323
Avg. Ann. Total Return (3/31/10)(4)             +43.23%    +5.27%     -4.82%
   Total Annual Operating Expenses(5)   1.34%

CLASS B                                         1-YEAR    5-YEAR    10-YEAR
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      +40.17%   +41.80%    -26.48%
Average Annual Total Return(2)                  +36.17%    +6.93%     -3.03%
Value of $10,000 Investment(3)                 $13,617   $13,980     $7,352
Avg. Ann. Total Return (3/31/10)(4)             +46.89%    +5.46%     -4.78%
   Total Annual Operating Expenses(5)   2.04%

CLASS C                                         1-YEAR    5-YEAR    10-YEAR
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      +40.11%   +41.74%    -27.52%
Average Annual Total Return(2)                  +39.11%    +7.23%     -3.17%
Value of $10,000 Investment(3)                 $13,911   $14,174     $7,248
Avg. Ann. Total Return (3/31/10)(4)             +49.85%    +5.76%     -4.92%
   Total Annual Operating Expenses(5)   2.05%

                                                                   INCEPTION
CLASS R                                         1-YEAR    5-YEAR    (1/1/02)
-------                                        -------   -------   ---------
Cumulative Total Return(1)                      +40.82%   +45.39%    +40.00%
Average Annual Total Return(2)                  +40.82%    +7.77%     +4.13%
Value of $10,000 Investment(3)                 $14,082   $14,539    $14,000
Avg. Ann. Total Return (3/31/10)(4)             +51.65%    +6.31%     +3.88%
   Total Annual Operating Expenses(5)   1.56%

ADVISOR CLASS                                   1-YEAR    5-YEAR    10-YEAR
-------------                                  -------   -------   ---------
Cumulative Total Return(1)                      +41.54%   +49.04%    -20.00%
Average Annual Total Return(2)                  +41.54%    +8.31%     -2.21%
Value of $10,000 Investment(3)                 $14,154   $14,904     $8,000
Avg. Ann. Total Return (3/31/10)(4)             +52.39%    +6.84%     -3.97%
   Total Annual Operating Expenses(5)   1.06%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/10
-------   -------
1-Year    +32.99%
5-Year     +6.74%
10-Year    -3.07%

CLASS A (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN GROWTH OPPORTUNITIES                   RUSSELL 3000
DATE                 FUND - CLASS A          S&P 500 INDEX   GROWTH INDEX
----         -----------------------------   -------------   ------------
5/1/2000                 $ 9,425                $10,000         $10,000
5/31/2000                $ 8,483                $ 9,795         $ 9,471
6/30/2000                $10,243                $10,036         $10,222
7/31/2000                $ 9,915                $ 9,879         $ 9,765
8/31/2000                $11,002                $10,493         $10,658
9/30/2000                $10,516                $ 9,939         $ 9,682
10/31/2000               $ 9,257                $ 9,897         $ 9,201
11/30/2000               $ 6,678                $ 9,117         $ 7,824
12/31/2000               $ 6,636                $ 9,161         $ 7,623
1/31/2001                $ 7,492                $ 9,486         $ 8,156
2/28/2001                $ 5,746                $ 8,621         $ 6,790
3/31/2001                $ 4,987                $ 8,075         $ 6,060
4/30/2001                $ 5,720                $ 8,703         $ 6,825
5/31/2001                $ 5,701                $ 8,761         $ 6,743
6/30/2001                $ 5,660                $ 8,548         $ 6,613
7/31/2001                $ 5,305                $ 8,464         $ 6,420
8/31/2001                $ 4,808                $ 7,934         $ 5,903
9/30/2001                $ 3,892                $ 7,293         $ 5,290
10/31/2001               $ 4,359                $ 7,432         $ 5,582
11/30/2001               $ 4,972                $ 8,002         $ 6,113
12/31/2001               $ 5,137                $ 8,072         $ 6,127
1/31/2002                $ 4,901                $ 7,955         $ 6,011
2/28/2002                $ 4,542                $ 7,801         $ 5,752
3/31/2002                $ 4,901                $ 8,095         $ 5,971
4/30/2002                $ 4,628                $ 7,604         $ 5,509
5/31/2002                $ 4,464                $ 7,548         $ 5,361
6/30/2002                $ 3,978                $ 7,010         $ 4,868
7/31/2002                $ 3,428                $ 6,464         $ 4,568
8/31/2002                $ 3,353                $ 6,506         $ 4,580
9/30/2002                $ 3,021                $ 5,799         $ 4,114
10/31/2002               $ 3,305                $ 6,310         $ 4,481
11/30/2002               $ 3,664                $ 6,681         $ 4,736
12/31/2002               $ 3,301                $ 6,288         $ 4,409
1/31/2003                $ 3,286                $ 6,124         $ 4,301
2/28/2003                $ 3,260                $ 6,032         $ 4,276
3/31/2003                $ 3,297                $ 6,090         $ 4,354
4/30/2003                $ 3,552                $ 6,592         $ 4,682
5/31/2003                $ 3,858                $ 6,939         $ 4,934
6/30/2003                $ 3,892                $ 7,028         $ 5,004
7/31/2003                $ 4,082                $ 7,152         $ 5,146
8/31/2003                $ 4,284                $ 7,291         $ 5,285
9/30/2003                $ 4,150                $ 7,214         $ 5,222
10/31/2003               $ 4,520                $ 7,622         $ 5,527
11/30/2003               $ 4,636                $ 7,689         $ 5,594
12/31/2003               $ 4,752                $ 8,092         $ 5,775
1/31/2004                $ 4,860                $ 8,241         $ 5,907
2/29/2004                $ 4,868                $ 8,355         $ 5,941
3/31/2004                $ 4,886                $ 8,229         $ 5,841
4/30/2004                $ 4,699                $ 8,100         $ 5,755
5/31/2004                $ 4,830                $ 8,211         $ 5,863
6/30/2004                $ 5,002                $ 8,371         $ 5,946
7/31/2004                $ 4,647                $ 8,094         $ 5,593
8/31/2004                $ 4,576                $ 8,127         $ 5,558
9/30/2004                $ 4,841                $ 8,215         $ 5,631
10/31/2004               $ 4,998                $ 8,340         $ 5,723
11/30/2004               $ 5,346                $ 8,678         $ 5,944
12/31/2004               $ 5,574                $ 8,973         $ 6,175
1/31/2005                $ 5,365                $ 8,754         $ 5,963
2/28/2005                $ 5,365                $ 8,938         $ 6,028
3/31/2005                $ 5,219                $ 8,780         $ 5,908
4/30/2005                $ 4,983                $ 8,614         $ 5,773
5/31/2005                $ 5,312                $ 8,888         $ 6,063
6/30/2005                $ 5,387                $ 8,900         $ 6,059
7/31/2005                $ 5,682                $ 9,231         $ 6,366
8/31/2005                $ 5,649                $ 9,147         $ 6,283
9/30/2005                $ 5,765                $ 9,221         $ 6,314
10/31/2005               $ 5,768                $ 9,067         $ 6,237
11/30/2005               $ 6,157                $ 9,410         $ 6,514
12/31/2005               $ 6,191                $ 9,414         $ 6,494
1/31/2006                $ 6,617                $ 9,663         $ 6,653
2/28/2006                $ 6,658                $ 9,689         $ 6,640
3/31/2006                $ 6,871                $ 9,810         $ 6,759
4/30/2006                $ 6,841                $ 9,941         $ 6,749
5/31/2006                $ 6,307                $ 9,655         $ 6,496
6/30/2006                $ 6,382                $ 9,668         $ 6,473
7/31/2006                $ 6,086                $ 9,728         $ 6,331
8/31/2006                $ 6,139                $ 9,959         $ 6,528
9/30/2006                $ 6,292                $10,216         $ 6,696
10/31/2006               $ 6,438                $10,549         $ 6,948
11/30/2006               $ 6,654                $10,750         $ 7,088
12/31/2006               $ 6,610                $10,900         $ 7,108
1/31/2007                $ 6,774                $11,065         $ 7,287
2/28/2007                $ 6,669                $10,849         $ 7,159
3/31/2007                $ 6,774                $10,970         $ 7,200
4/30/2007                $ 6,931                $11,456         $ 7,527
5/31/2007                $ 7,178                $11,856         $ 7,803
6/30/2007                $ 7,226                $11,659         $ 7,693
7/31/2007                $ 7,219                $11,297         $ 7,549
8/31/2007                $ 7,455                $11,467         $ 7,676
9/30/2007                $ 8,191                $11,896         $ 7,989
10/31/2007               $ 8,658                $12,085         $ 8,268
11/30/2007               $ 7,982                $11,580         $ 7,941
12/31/2007               $ 7,993                $11,499         $ 7,919
1/31/2008                $ 7,096                $10,810         $ 7,292
2/29/2008                $ 6,808                $10,458         $ 7,139
3/31/2008                $ 6,789                $10,413         $ 7,096
4/30/2008                $ 7,499                $10,920         $ 7,468
5/31/2008                $ 7,989                $11,062         $ 7,753
6/30/2008                $ 7,398                $10,129         $ 7,202
7/31/2008                $ 7,185                $10,044         $ 7,088
8/31/2008                $ 7,159                $10,189         $ 7,172
9/30/2008                $ 6,068                $ 9,281         $ 6,343
10/31/2008               $ 5,133                $ 7,723         $ 5,206
11/30/2008               $ 4,684                $ 7,169         $ 4,776
12/31/2008               $ 4,789                $ 7,245         $ 4,874
1/31/2009                $ 4,669                $ 6,634         $ 4,630
2/28/2009                $ 4,318                $ 5,928         $ 4,272
3/31/2009                $ 4,710                $ 6,447         $ 4,653
4/30/2009                $ 5,189                $ 7,064         $ 5,118
5/31/2009                $ 5,428                $ 7,459         $ 5,368
6/30/2009                $ 5,477                $ 7,474         $ 5,436
7/31/2009                $ 5,847                $ 8,039         $ 5,825
8/31/2009                $ 5,955                $ 8,330         $ 5,941
9/30/2009                $ 6,355                $ 8,640         $ 6,204
10/31/2009               $ 6,157                $ 8,480         $ 6,093
11/30/2009               $ 6,483                $ 8,988         $ 6,454
12/31/2009               $ 6,875                $ 9,162         $ 6,678
1/31/2010                $ 6,509                $ 8,832         $ 6,386
2/28/2010                $ 6,688                $ 9,106         $ 6,610
3/31/2010                $ 7,159                $ 9,656         $ 7,003
4/30/2010                $ 7,323                $ 9,808         $ 7,098

AVERAGE ANNUAL TOTAL RETURN

CLASS B   4/30/10
-------   -------
1-Year    +36.17%
5-Year     +6.93%
10-Year    -3.03%

CLASS B (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN GROWTH OPPORTUNITIES                   RUSSELL 3000 GROWTH
DATE                 FUND - CLASS B          S&P 500 INDEX          INDEX
----         -----------------------------   -------------   -------------------
5/1/2000                $10,000                 $10,000            $10,000
5/31/2000               $ 8,999                 $ 9,795            $ 9,471
6/30/2000               $10,858                 $10,036            $10,222
7/31/2000               $10,500                 $ 9,879            $ 9,765
8/31/2000               $11,648                 $10,493            $10,658
9/30/2000               $11,128                 $ 9,939            $ 9,682
10/31/2000              $ 9,790                 $ 9,897            $ 9,201
11/30/2000              $ 7,057                 $ 9,117            $ 7,824
12/31/2000              $ 7,008                 $ 9,161            $ 7,623
1/31/2001               $ 7,906                 $ 9,486            $ 8,156
2/28/2001               $ 6,059                 $ 8,621            $ 6,790
3/31/2001               $ 5,260                 $ 8,075            $ 6,060
4/30/2001               $ 6,027                 $ 8,703            $ 6,825
5/31/2001               $ 6,003                 $ 8,761            $ 6,743
6/30/2001               $ 5,959                 $ 8,548            $ 6,613
7/31/2001               $ 5,582                 $ 8,464            $ 6,420
8/31/2001               $ 5,053                 $ 7,934            $ 5,903
9/30/2001               $ 4,088                 $ 7,293            $ 5,290
10/31/2001              $ 4,581                 $ 7,432            $ 5,582
11/30/2001              $ 5,216                 $ 8,002            $ 6,113
12/31/2001              $ 5,387                 $ 8,072            $ 6,127
1/31/2002               $ 5,137                 $ 7,955            $ 6,011
2/28/2002               $ 4,759                 $ 7,801            $ 5,752
3/31/2002               $ 5,133                 $ 8,095            $ 5,971
4/30/2002               $ 4,847                 $ 7,604            $ 5,509
5/31/2002               $ 4,668                 $ 7,548            $ 5,361
6/30/2002               $ 4,160                 $ 7,010            $ 4,868
7/31/2002               $ 3,580                 $ 6,464            $ 4,568
8/31/2002               $ 3,500                 $ 6,506            $ 4,580
9/30/2002               $ 3,150                 $ 5,799            $ 4,114
10/31/2002              $ 3,448                 $ 6,310            $ 4,481
11/30/2002              $ 3,822                 $ 6,681            $ 4,736
12/31/2002              $ 3,441                 $ 6,288            $ 4,409
1/31/2003               $ 3,425                 $ 6,124            $ 4,301
2/28/2003               $ 3,393                 $ 6,032            $ 4,276
3/31/2003               $ 3,429                 $ 6,090            $ 4,354
4/30/2003               $ 3,695                 $ 6,592            $ 4,682
5/31/2003               $ 4,009                 $ 6,939            $ 4,934
6/30/2003               $ 4,040                 $ 7,028            $ 5,004
7/31/2003               $ 4,235                 $ 7,152            $ 5,146
8/31/2003               $ 4,446                 $ 7,291            $ 5,285
9/30/2003               $ 4,303                 $ 7,214            $ 5,222
10/31/2003              $ 4,684                 $ 7,622            $ 5,527
11/30/2003              $ 4,799                 $ 7,689            $ 5,594
12/31/2003              $ 4,918                 $ 8,092            $ 5,775
1/31/2004               $ 5,026                 $ 8,241            $ 5,907
2/29/2004               $ 5,034                 $ 8,355            $ 5,941
3/31/2004               $ 5,050                 $ 8,229            $ 5,841
4/30/2004               $ 4,855                 $ 8,100            $ 5,755
5/31/2004               $ 4,986                 $ 8,211            $ 5,863
6/30/2004               $ 5,161                 $ 8,371            $ 5,946
7/31/2004               $ 4,791                 $ 8,094            $ 5,593
8/31/2004               $ 4,712                 $ 8,127            $ 5,558
9/30/2004               $ 4,986                 $ 8,215            $ 5,631
10/31/2004              $ 5,145                 $ 8,340            $ 5,723
11/30/2004              $ 5,498                 $ 8,678            $ 5,944
12/31/2004              $ 5,729                 $ 8,973            $ 6,175
1/31/2005               $ 5,514                 $ 8,754            $ 5,963
2/28/2005               $ 5,510                 $ 8,938            $ 6,028
3/31/2005               $ 5,355                 $ 8,780            $ 5,908
4/30/2005               $ 5,113                 $ 8,614            $ 5,773
5/31/2005               $ 5,447                 $ 8,888            $ 6,063
6/30/2005               $ 5,518                 $ 8,900            $ 6,059
7/31/2005               $ 5,816                 $ 9,231            $ 6,366
8/31/2005               $ 5,781                 $ 9,147            $ 6,283
9/30/2005               $ 5,896                 $ 9,221            $ 6,314
10/31/2005              $ 5,896                 $ 9,067            $ 6,237
11/30/2005              $ 6,285                 $ 9,410            $ 6,514
12/31/2005              $ 6,321                 $ 9,414            $ 6,494
1/31/2006               $ 6,750                 $ 9,663            $ 6,653
2/28/2006               $ 6,786                 $ 9,689            $ 6,640
3/31/2006               $ 6,996                 $ 9,810            $ 6,759
4/30/2006               $ 6,964                 $ 9,941            $ 6,749
5/31/2006               $ 6,416                 $ 9,655            $ 6,496
6/30/2006               $ 6,488                 $ 9,668            $ 6,473
7/31/2006               $ 6,186                 $ 9,728            $ 6,331
8/31/2006               $ 6,237                 $ 9,959            $ 6,528
9/30/2006               $ 6,388                 $10,216            $ 6,696
10/31/2006              $ 6,531                 $10,549            $ 6,948
11/30/2006              $ 6,750                 $10,750            $ 7,088
12/31/2006              $ 6,698                 $10,900            $ 7,108
1/31/2007               $ 6,861                 $11,065            $ 7,287
2/28/2007               $ 6,750                 $10,849            $ 7,159
3/31/2007               $ 6,853                 $10,970            $ 7,200
4/30/2007               $ 7,008                 $11,456            $ 7,527
5/31/2007               $ 7,254                 $11,856            $ 7,803
6/30/2007               $ 7,298                 $11,659            $ 7,693
7/31/2007               $ 7,290                 $11,297            $ 7,549
8/31/2007               $ 7,521                 $11,467            $ 7,676
9/30/2007               $ 8,256                 $11,896            $ 7,989
10/31/2007              $ 8,720                 $12,085            $ 8,268
11/30/2007              $ 8,037                 $11,580            $ 7,941
12/31/2007              $ 8,045                 $11,499            $ 7,919
1/31/2008               $ 7,135                 $10,810            $ 7,292
2/29/2008               $ 6,841                 $10,458            $ 7,139
3/31/2008               $ 6,821                 $10,413            $ 7,096
4/30/2008               $ 7,529                 $10,920            $ 7,468
5/31/2008               $ 8,021                 $11,062            $ 7,753
6/30/2008               $ 7,428                 $10,129            $ 7,202
7/31/2008               $ 7,214                 $10,044            $ 7,088
8/31/2008               $ 7,187                 $10,189            $ 7,172
9/30/2008               $ 6,092                 $ 9,281            $ 6,343
10/31/2008              $ 5,153                 $ 7,723            $ 5,206
11/30/2008              $ 4,703                 $ 7,169            $ 4,776
12/31/2008              $ 4,808                 $ 7,245            $ 4,874
1/31/2009               $ 4,688                 $ 6,634            $ 4,630
2/28/2009               $ 4,335                 $ 5,928            $ 4,272
3/31/2009               $ 4,729                 $ 6,447            $ 4,653
4/30/2009               $ 5,209                 $ 7,064            $ 5,118
5/31/2009               $ 5,450                 $ 7,459            $ 5,368
6/30/2009               $ 5,498                 $ 7,474            $ 5,436
7/31/2009               $ 5,870                 $ 8,039            $ 5,825
8/31/2009               $ 5,979                 $ 8,330            $ 5,941
9/30/2009               $ 6,381                 $ 8,640            $ 6,204
10/31/2009              $ 6,182                 $ 8,480            $ 6,093
11/30/2009              $ 6,508                 $ 8,988            $ 6,454
12/31/2009              $ 6,902                 $ 9,162            $ 6,678
1/31/2010               $ 6,534                 $ 8,832            $ 6,386
2/28/2010               $ 6,715                 $ 9,106            $ 6,610
3/31/2010               $ 7,187                 $ 9,656            $ 7,003
4/30/2010               $ 7,352                 $ 9,808            $ 7,098


                               30 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/10
-------   -------
1-Year    +39.11%
5-Year     +7.23%
10-Year    -3.17%

CLASS C (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN GROWTH OPPORTUNITIES                   RUSSELL 3000
DATE                 FUND - CLASS C          S&P 500 INDEX   GROWTH INDEX
----         -----------------------------   -------------   ------------
5/1/2000                 $10,000                $10,000         $10,000
5/31/2000                $ 9,001                $ 9,795         $ 9,471
6/30/2000                $10,860                $10,036         $10,222
7/31/2000                $10,506                $ 9,879         $ 9,765
8/31/2000                $11,652                $10,493         $10,658
9/30/2000                $11,131                $ 9,939         $ 9,682
10/31/2000               $ 9,793                $ 9,897         $ 9,201
11/30/2000               $ 7,058                $ 9,117         $ 7,824
12/31/2000               $ 7,013                $ 9,161         $ 7,623
1/31/2001                $ 7,913                $ 9,486         $ 8,156
2/28/2001                $ 6,065                $ 8,621         $ 6,790
3/31/2001                $ 5,261                $ 8,075         $ 6,060
4/30/2001                $ 6,029                $ 8,703         $ 6,825
5/31/2001                $ 6,005                $ 8,761         $ 6,743
6/30/2001                $ 5,962                $ 8,548         $ 6,613
7/31/2001                $ 5,583                $ 8,464         $ 6,420
8/31/2001                $ 5,054                $ 7,934         $ 5,903
9/30/2001                $ 4,090                $ 7,293         $ 5,290
10/31/2001               $ 4,584                $ 7,432         $ 5,582
11/30/2001               $ 5,221                $ 8,002         $ 6,113
12/31/2001               $ 5,392                $ 8,072         $ 6,127
1/31/2002                $ 5,141                $ 7,955         $ 6,011
2/28/2002                $ 4,763                $ 7,801         $ 5,752
3/31/2002                $ 5,137                $ 8,095         $ 5,971
4/30/2002                $ 4,851                $ 7,604         $ 5,509
5/31/2002                $ 4,671                $ 7,548         $ 5,361
6/30/2002                $ 4,162                $ 7,010         $ 4,868
7/31/2002                $ 3,584                $ 6,464         $ 4,568
8/31/2002                $ 3,504                $ 6,506         $ 4,580
9/30/2002                $ 3,154                $ 5,799         $ 4,114
10/31/2002               $ 3,453                $ 6,310         $ 4,481
11/30/2002               $ 3,823                $ 6,681         $ 4,736
12/31/2002               $ 3,441                $ 6,288         $ 4,409
1/31/2003                $ 3,425                $ 6,124         $ 4,301
2/28/2003                $ 3,397                $ 6,032         $ 4,276
3/31/2003                $ 3,433                $ 6,090         $ 4,354
4/30/2003                $ 3,696                $ 6,592         $ 4,682
5/31/2003                $ 4,010                $ 6,939         $ 4,934
6/30/2003                $ 4,042                $ 7,028         $ 5,004
7/31/2003                $ 4,237                $ 7,152         $ 5,146
8/31/2003                $ 4,448                $ 7,291         $ 5,285
9/30/2003                $ 4,305                $ 7,214         $ 5,222
10/31/2003               $ 4,687                $ 7,622         $ 5,527
11/30/2003               $ 4,803                $ 7,689         $ 5,594
12/31/2003               $ 4,918                $ 8,092         $ 5,775
1/31/2004                $ 5,030                $ 8,241         $ 5,907
2/29/2004                $ 5,038                $ 8,355         $ 5,941
3/31/2004                $ 5,050                $ 8,229         $ 5,841
4/30/2004                $ 4,854                $ 8,100         $ 5,755
5/31/2004                $ 4,986                $ 8,211         $ 5,863
6/30/2004                $ 5,161                $ 8,371         $ 5,946
7/31/2004                $ 4,791                $ 8,094         $ 5,593
8/31/2004                $ 4,715                $ 8,127         $ 5,558
9/30/2004                $ 4,990                $ 8,215         $ 5,631
10/31/2004               $ 5,145                $ 8,340         $ 5,723
11/30/2004               $ 5,504                $ 8,678         $ 5,944
12/31/2004               $ 5,731                $ 8,973         $ 6,175
1/31/2005                $ 5,516                $ 8,754         $ 5,963
2/28/2005                $ 5,512                $ 8,938         $ 6,028
3/31/2005                $ 5,356                $ 8,780         $ 5,908
4/30/2005                $ 5,113                $ 8,614         $ 5,773
5/31/2005                $ 5,448                $ 8,888         $ 6,063
6/30/2005                $ 5,520                $ 8,900         $ 6,059
7/31/2005                $ 5,818                $ 9,231         $ 6,366
8/31/2005                $ 5,782                $ 9,147         $ 6,283
9/30/2005                $ 5,898                $ 9,221         $ 6,314
10/31/2005               $ 5,898                $ 9,067         $ 6,237
11/30/2005               $ 6,288                $ 9,410         $ 6,514
12/31/2005               $ 6,320                $ 9,414         $ 6,494
1/31/2006                $ 6,754                $ 9,663         $ 6,653
2/28/2006                $ 6,786                $ 9,689         $ 6,640
3/31/2006                $ 7,001                $ 9,810         $ 6,759
4/30/2006                $ 6,965                $ 9,941         $ 6,749
5/31/2006                $ 6,420                $ 9,655         $ 6,496
6/30/2006                $ 6,491                $ 9,668         $ 6,473
7/31/2006                $ 6,189                $ 9,728         $ 6,331
8/31/2006                $ 6,240                $ 9,959         $ 6,528
9/30/2006                $ 6,388                $10,216         $ 6,696
10/31/2006               $ 6,531                $10,549         $ 6,948
11/30/2006               $ 6,750                $10,750         $ 7,088
12/31/2006               $ 6,698                $10,900         $ 7,108
1/31/2007                $ 6,862                $11,065         $ 7,287
2/28/2007                $ 6,754                $10,849         $ 7,159
3/31/2007                $ 6,858                $10,970         $ 7,200
4/30/2007                $ 7,013                $11,456         $ 7,527
5/31/2007                $ 7,256                $11,856         $ 7,803
6/30/2007                $ 7,300                $11,659         $ 7,693
7/31/2007                $ 7,292                $11,297         $ 7,549
8/31/2007                $ 7,523                $11,467         $ 7,676
9/30/2007                $ 8,259                $11,896         $ 7,989
10/31/2007               $ 8,725                $12,085         $ 8,268
11/30/2007               $ 8,040                $11,580         $ 7,941
12/31/2007               $ 8,044                $11,499         $ 7,919
1/31/2008                $ 7,136                $10,810         $ 7,292
2/29/2008                $ 6,842                $10,458         $ 7,139
3/31/2008                $ 6,822                $10,413         $ 7,096
4/30/2008                $ 7,531                $10,920         $ 7,468
5/31/2008                $ 8,016                $11,062         $ 7,753
6/30/2008                $ 7,423                $10,129         $ 7,202
7/31/2008                $ 7,200                $10,044         $ 7,088
8/31/2008                $ 7,172                $10,189         $ 7,172
9/30/2008                $ 6,073                $ 9,281         $ 6,343
10/31/2008               $ 5,133                $ 7,723         $ 5,206
11/30/2008               $ 4,683                $ 7,169         $ 4,776
12/31/2008               $ 4,783                $ 7,245         $ 4,874
1/31/2009                $ 4,663                $ 6,634         $ 4,630
2/28/2009                $ 4,309                $ 5,928         $ 4,272
3/31/2009                $ 4,699                $ 6,447         $ 4,653
4/30/2009                $ 5,173                $ 7,064         $ 5,118
5/31/2009                $ 5,408                $ 7,459         $ 5,368
6/30/2009                $ 5,456                $ 7,474         $ 5,436
7/31/2009                $ 5,818                $ 8,039         $ 5,825
8/31/2009                $ 5,922                $ 8,330         $ 5,941
9/30/2009                $ 6,316                $ 8,640         $ 6,204
10/31/2009               $ 6,117                $ 8,480         $ 6,093
11/30/2009               $ 6,435                $ 8,988         $ 6,454
12/31/2009               $ 6,822                $ 9,162         $ 6,678
1/31/2010                $ 6,451                $ 8,832         $ 6,386
2/28/2010                $ 6,627                $ 9,106         $ 6,610
3/31/2010                $ 7,089                $ 9,656         $ 7,003
4/30/2010                $ 7,248                $ 9,808         $ 7,098

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/10
-------                    -------
1-Year                     +40.82%
5-Year                      +7.77%
Since Inception (1/1/02)    +4.13%

CLASS R (1/1/02-4/30/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN GROWTH OPPORTUNITIES   S&P 500   RUSSELL 3000 GROWTH
DATE                FUND - CLASS R            INDEX           INDEX
----         -----------------------------   -------   -------------------
1/1/2002                $10,000              $10,000         $10,000
1/31/2002               $ 9,535              $ 9,854         $ 9,811
2/28/2002               $ 8,837              $ 9,664         $ 9,389
3/31/2002               $ 9,535              $10,027         $ 9,746
4/30/2002               $ 8,997              $ 9,420         $ 8,991
5/31/2002               $ 8,677              $ 9,350         $ 8,750
6/30/2002               $ 7,731              $ 8,684         $ 7,946
7/31/2002               $ 6,655              $ 8,007         $ 7,455
8/31/2002               $ 6,509              $ 8,060         $ 7,476
9/30/2002               $ 5,862              $ 7,184         $ 6,715
10/31/2002              $ 6,415              $ 7,816         $ 7,313
11/30/2002              $ 7,113              $ 8,276         $ 7,730
12/31/2002              $ 6,408              $ 7,790         $ 7,196
1/31/2003               $ 6,378              $ 7,586         $ 7,021
2/28/2003               $ 6,320              $ 7,472         $ 6,978
3/31/2003               $ 6,393              $ 7,545         $ 7,107
4/30/2003               $ 6,888              $ 8,166         $ 7,641
5/31/2003               $ 7,477              $ 8,596         $ 8,053
6/30/2003               $ 7,542              $ 8,706         $ 8,167
7/31/2003               $ 7,906              $ 8,859         $ 8,399
8/31/2003               $ 8,299              $ 9,032         $ 8,625
9/30/2003               $ 8,037              $ 8,936         $ 8,524
10/31/2003              $ 8,757              $ 9,442         $ 9,021
11/30/2003              $ 8,975              $ 9,525         $ 9,131
12/31/2003              $ 9,200              $10,024         $ 9,425
1/31/2004               $ 9,411              $10,208         $ 9,641
2/29/2004               $ 9,426              $10,350         $ 9,696
3/31/2004               $ 9,455              $10,194         $ 9,533
4/30/2004               $ 9,099              $10,034         $ 9,394
5/31/2004               $ 9,346              $10,172         $ 9,570
6/30/2004               $ 9,673              $10,370         $ 9,704
7/31/2004               $ 8,982              $10,026         $ 9,129
8/31/2004               $ 8,844              $10,067         $ 9,072
9/30/2004               $ 9,360              $10,176         $ 9,191
10/31/2004              $ 9,659              $10,332         $ 9,341
11/30/2004              $10,335              $10,750         $ 9,701
12/31/2004              $10,771              $11,115         $10,078
1/31/2005               $10,371              $10,844         $ 9,732
2/28/2005               $10,364              $11,073         $ 9,838
3/31/2005               $10,080              $10,877         $ 9,642
4/30/2005               $ 9,630              $10,670         $ 9,422
5/31/2005               $10,262              $11,010         $ 9,895
6/30/2005               $10,400              $11,025         $ 9,888
7/31/2005               $10,968              $11,435         $10,390
8/31/2005               $10,902              $11,331         $10,255
9/30/2005               $11,128              $11,423         $10,305
10/31/2005              $11,135              $11,232         $10,180
11/30/2005              $11,870              $11,657         $10,631
12/31/2005              $11,942              $11,661         $10,599
1/31/2006               $12,757              $11,970         $10,858
2/28/2006               $12,830              $12,003         $10,837
3/31/2006               $13,237              $12,152         $11,031
4/30/2006               $13,179              $12,315         $11,014
5/31/2006               $12,146              $11,961         $10,603
6/30/2006               $12,291              $11,977         $10,565
7/31/2006               $11,724              $12,051         $10,334
8/31/2006               $11,819              $12,338         $10,654
9/30/2006               $12,110              $12,655         $10,929
10/31/2006              $12,386              $13,068         $11,339
11/30/2006              $12,808              $13,316         $11,568
12/31/2006              $12,713              $13,503         $11,602
1/31/2007               $13,033              $13,707         $11,893
2/28/2007               $12,830              $13,439         $11,685
3/31/2007               $13,026              $13,590         $11,752
4/30/2007               $13,332              $14,192         $12,285
5/31/2007               $13,797              $14,687         $12,736
6/30/2007               $13,884              $14,443         $12,556
7/31/2007               $13,877              $13,995         $12,322
8/31/2007               $14,321              $14,205         $12,527
9/30/2007               $15,732              $14,736         $13,039
10/31/2007              $16,626              $14,970         $13,494
11/30/2007              $15,332              $14,345         $12,961
12/31/2007              $15,346              $14,245         $12,924
1/31/2008               $13,615              $13,391         $11,902
2/29/2008               $13,062              $12,956         $11,652
3/31/2008               $13,026              $12,900         $11,581
4/30/2008               $14,401              $13,528         $12,188
5/31/2008               $15,339              $13,703         $12,654
6/30/2008               $14,204              $12,548         $11,755
7/31/2008               $13,790              $12,442         $11,568
8/31/2008               $13,739              $12,622         $11,705
9/30/2008               $11,637              $11,498         $10,352
10/31/2008              $ 9,840              $ 9,567         $ 8,496
11/30/2008              $ 8,982              $ 8,880         $ 7,795
12/31/2008              $ 9,179              $ 8,975         $ 7,956
1/31/2009               $ 8,953              $ 8,218         $ 7,556
2/28/2009               $ 8,277              $ 7,343         $ 6,973
3/31/2009               $ 9,026              $ 7,986         $ 7,595
4/30/2009               $ 9,942              $ 8,751         $ 8,353
5/31/2009               $10,400              $ 9,240         $ 8,761
6/30/2009               $10,488              $ 9,259         $ 8,872
7/31/2009               $11,193              $ 9,959         $ 9,507
8/31/2009               $11,397              $10,318         $ 9,696
9/30/2009               $12,161              $10,703         $10,125
10/31/2009              $11,782              $10,505         $ 9,945
11/30/2009              $12,401              $11,135         $10,533
12/31/2009              $13,150              $11,350         $10,900
1/31/2010               $12,444              $10,941         $10,423
2/28/2010               $12,786              $11,280         $10,789
3/31/2010               $13,688              $11,961         $11,431
4/30/2010               $14,000              $12,150         $11,585


                               Annual Report | 31

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   4/30/10
-------------   -------
1-Year          +41.54%
5-Year           +8.31%
10-Year          -2.21%

ADVISOR CLASS (5/1/00-4/30/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN GROWTH OPPORTUNITIES                   RUSSELL 3000
DATE              FUND - ADVISOR CLASS       S&P 500 INDEX   GROWTH INDEX
----         -----------------------------   -------------   ------------
5/1/2000                $10,000                 $10,000        $10,000
5/31/2000               $ 9,004                 $ 9,795        $ 9,471
6/30/2000               $10,877                 $10,036        $10,222
7/31/2000               $10,525                 $ 9,879        $ 9,765
8/31/2000               $11,687                 $10,493        $10,658
9/30/2000               $11,173                 $ 9,939        $ 9,682
10/31/2000              $ 9,838                 $ 9,897        $ 9,201
11/30/2000              $ 7,100                 $ 9,117        $ 7,824
12/31/2000              $ 7,055                 $ 9,161        $ 7,623
1/31/2001               $ 7,968                 $ 9,486        $ 8,156
2/28/2001               $ 6,110                 $ 8,621        $ 6,790
3/31/2001               $ 5,304                 $ 8,075        $ 6,060
4/30/2001               $ 6,087                 $ 8,703        $ 6,825
5/31/2001               $ 6,067                 $ 8,761        $ 6,743
6/30/2001               $ 6,027                 $ 8,548        $ 6,613
7/31/2001               $ 5,652                 $ 8,464        $ 6,420
8/31/2001               $ 5,118                 $ 7,934        $ 5,903
9/30/2001               $ 4,146                 $ 7,293        $ 5,290
10/31/2001              $ 4,648                 $ 7,432        $ 5,582
11/30/2001              $ 5,300                 $ 8,002        $ 6,113
12/31/2001              $ 5,478                 $ 8,072        $ 6,127
1/31/2002               $ 5,225                 $ 7,955        $ 6,011
2/28/2002               $ 4,846                 $ 7,801        $ 5,752
3/31/2002               $ 5,233                 $ 8,095        $ 5,971
4/30/2002               $ 4,941                 $ 7,604        $ 5,509
5/31/2002               $ 4,763                 $ 7,548        $ 5,361
6/30/2002               $ 4,245                 $ 7,010        $ 4,868
7/31/2002               $ 3,660                 $ 6,464        $ 4,568
8/31/2002               $ 3,581                 $ 6,506        $ 4,580
9/30/2002               $ 3,225                 $ 5,799        $ 4,114
10/31/2002              $ 3,533                 $ 6,310        $ 4,481
11/30/2002              $ 3,917                 $ 6,681        $ 4,736
12/31/2002              $ 3,530                 $ 6,288        $ 4,409
1/31/2003               $ 3,518                 $ 6,124        $ 4,301
2/28/2003               $ 3,486                 $ 6,032        $ 4,276
3/31/2003               $ 3,530                 $ 6,090        $ 4,354
4/30/2003               $ 3,802                 $ 6,592        $ 4,682
5/31/2003               $ 4,130                 $ 6,939        $ 4,934
6/30/2003               $ 4,166                 $ 7,028        $ 5,004
7/31/2003               $ 4,371                 $ 7,152        $ 5,146
8/31/2003               $ 4,589                 $ 7,291        $ 5,285
9/30/2003               $ 4,447                 $ 7,214        $ 5,222
10/31/2003              $ 4,846                 $ 7,622        $ 5,527
11/30/2003              $ 4,972                 $ 7,689        $ 5,594
12/31/2003              $ 5,095                 $ 8,092        $ 5,775
1/31/2004               $ 5,213                 $ 8,241        $ 5,907
2/29/2004               $ 5,225                 $ 8,355        $ 5,941
3/31/2004               $ 5,245                 $ 8,229        $ 5,841
4/30/2004               $ 5,047                 $ 8,100        $ 5,755
5/31/2004               $ 5,186                 $ 8,211        $ 5,863
6/30/2004               $ 5,371                 $ 8,371        $ 5,946
7/31/2004               $ 4,992                 $ 8,094        $ 5,593
8/31/2004               $ 4,917                 $ 8,127        $ 5,558
9/30/2004               $ 5,205                 $ 8,215        $ 5,631
10/31/2004              $ 5,375                 $ 8,340        $ 5,723
11/30/2004              $ 5,751                 $ 8,678        $ 5,944
12/31/2004              $ 5,996                 $ 8,973        $ 6,175
1/31/2005               $ 5,775                 $ 8,754        $ 5,963
2/28/2005               $ 5,778                 $ 8,938        $ 6,028
3/31/2005               $ 5,616                 $ 8,780        $ 5,908
4/30/2005               $ 5,367                 $ 8,614        $ 5,773
5/31/2005               $ 5,723                 $ 8,888        $ 6,063
6/30/2005               $ 5,806                 $ 8,900        $ 6,059
7/31/2005               $ 6,126                 $ 9,231        $ 6,366
8/31/2005               $ 6,091                 $ 9,147        $ 6,283
9/30/2005               $ 6,217                 $ 9,221        $ 6,314
10/31/2005              $ 6,221                 $ 9,067        $ 6,237
11/30/2005              $ 6,640                 $ 9,410        $ 6,514
12/31/2005              $ 6,680                 $ 9,414        $ 6,494
1/31/2006               $ 7,142                 $ 9,663        $ 6,653
2/28/2006               $ 7,186                 $ 9,689        $ 6,640
3/31/2006               $ 7,415                 $ 9,810        $ 6,759
4/30/2006               $ 7,383                 $ 9,941        $ 6,749
5/31/2006               $ 6,810                 $ 9,655        $ 6,496
6/30/2006               $ 6,893                 $ 9,668        $ 6,473
7/31/2006               $ 6,577                 $ 9,728        $ 6,331
8/31/2006               $ 6,636                 $ 9,959        $ 6,528
9/30/2006               $ 6,802                 $10,216        $ 6,696
10/31/2006              $ 6,960                 $10,549        $ 6,948
11/30/2006              $ 7,197                 $10,750        $ 7,088
12/31/2006              $ 7,150                 $10,900        $ 7,108
1/31/2007               $ 7,332                 $11,065        $ 7,287
2/28/2007               $ 7,217                 $10,849        $ 7,159
3/31/2007               $ 7,336                 $10,970        $ 7,200
4/30/2007               $ 7,506                 $11,456        $ 7,527
5/31/2007               $ 7,774                 $11,856        $ 7,803
6/30/2007               $ 7,830                 $11,659        $ 7,693
7/31/2007               $ 7,826                 $11,297        $ 7,549
8/31/2007               $ 8,083                 $11,467        $ 7,676
9/30/2007               $ 8,877                 $11,896        $ 7,989
10/31/2007              $ 9,387                 $12,085        $ 8,268
11/30/2007              $ 8,660                 $11,580        $ 7,941
12/31/2007              $ 8,672                 $11,499        $ 7,919
1/31/2008               $ 7,699                 $10,810        $ 7,292
2/29/2008               $ 7,387                 $10,458        $ 7,139
3/31/2008               $ 7,371                 $10,413        $ 7,096
4/30/2008               $ 8,142                 $10,920        $ 7,468
5/31/2008               $ 8,676                 $11,062        $ 7,753
6/30/2008               $ 8,039                 $10,129        $ 7,202
7/31/2008               $ 7,806                 $10,044        $ 7,088
8/31/2008               $ 7,782                 $10,189        $ 7,172
9/30/2008               $ 6,597                 $ 9,281        $ 6,343
10/31/2008              $ 5,585                 $ 7,723        $ 5,206
11/30/2008              $ 5,099                 $ 7,169        $ 4,776
12/31/2008              $ 5,213                 $ 7,245        $ 4,874
1/31/2009               $ 5,087                 $ 6,634        $ 4,630
2/28/2009               $ 4,703                 $ 5,928        $ 4,272
3/31/2009               $ 5,130                 $ 6,447        $ 4,653
4/30/2009               $ 5,656                 $ 7,064        $ 5,118
5/31/2009               $ 5,917                 $ 7,459        $ 5,368
6/30/2009               $ 5,972                 $ 7,474        $ 5,436
7/31/2009               $ 6,375                 $ 8,039        $ 5,825
8/31/2009               $ 6,494                 $ 8,330        $ 5,941
9/30/2009               $ 6,929                 $ 8,640        $ 6,204
10/31/2009              $ 6,719                 $ 8,480        $ 6,093
11/30/2009              $ 7,075                 $ 8,988        $ 6,454
12/31/2009              $ 7,502                 $ 9,162        $ 6,678
1/31/2010               $ 7,103                 $ 8,832        $ 6,386
2/28/2010               $ 7,300                 $ 9,106        $ 6,610
3/31/2010               $ 7,818                 $ 9,656        $ 7,003
4/30/2010               $ 8,000                 $ 9,808        $ 7,098

ENDNOTES

THE FUND MAY BE MORE VOLATILE THAN A MORE CONSERVATIVE EQUITY FUND AND MAY BE BEST SUITED FOR LONG-TERM INVESTORS. THE FUND'S INVESTMENTS IN SMALLER AND MIDSIZED COMPANY STOCKS INVOLVE SPECIAL RISKS SUCH AS RELATIVELY SMALLER REVENUES, LIMITED PRODUCT LINES AND SMALLER MARKET SHARE. SMALLER AND MIDSIZED COMPANY STOCKS HISTORICALLY HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                               32 | Annual Report

Your Fund's Expenses

FRANKLIN GROWTH OPPORTUNITIES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                    EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT      DURING PERIOD*
                                             VALUE 11/1/09      VALUE 4/30/10   ACTUAL 11/1/09-4/30/10
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,189.40            $ 6.73
Hypothetical (5% return before expenses)         $1,000           $1,018.65            $ 6.21
CLASS B
Actual                                           $1,000           $1,185.10            $10.35
Hypothetical (5% return before expenses)         $1,000           $1,015.32            $ 9.54
CLASS C
Actual                                           $1,000           $1,184.90            $10.46
Hypothetical (5% return before expenses)         $1,000           $1,015.22            $ 9.64
CLASS R
Actual                                           $1,000           $1,188.30            $ 7.76
Hypothetical (5% return before expenses)         $1,000           $1,017.70            $ 7.15
ADVISOR CLASS
Actual                                           $1,000           $1,190.60            $ 5.05
Hypothetical (5% return before expenses)         $1,000           $1,020.18            $ 4.66

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.24%; B: 1.91%; C:
     1.93%; R: 1.43%; and Advisor: 0.93%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               34 | Annual Report

Franklin Small Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-capitalization companies, which for this Fund are those with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000(R) Index or $1.5 billion, whichever is greater, at the time of purchase.(1)

We are pleased to bring you Franklin Small Cap Growth Fund's annual report for the fiscal year ended April 30, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

For the 12 months under review, Franklin Small Cap Growth Fund - Class A delivered a +56.32% cumulative total return. The Fund outperformed its narrow benchmark, the Russell 2000 Growth Index, which generated a +45.20% total return, and outperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a +38.84% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 38.

INVESTMENT STRATEGY

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive

(1.) The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

(2.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 83.


                               Annual Report | 35

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund
Based on Total Net Assets as of 4/30/10

                                   (BAR CHART)

Information Technology*                     31.6%
Health Care                                 17.9%
Consumer Discretionary                      15.5%
Industrials                                 10.6%
Financials                                   8.5%
Energy                                       5.3%
Consumer Staples                             3.2%
Telecommunication Services                   1.2%
Materials                                    0.8%
Short-Term Investments & Other Net Assets    5.4%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

MANAGER'S DISCUSSION

During the year under review, all sectors provided positive contributions to the Fund's total return, as did the majority of individual securities held within the portfolio. Some of the largest contributors to the Fund's outperformance relative to the Russell 2000 Growth Index included gaming equipment maker Shuffle Master, financial resource management software developer Bottomline Technologies, and auto parts company Tenneco.(3)

From a sector perspective, stock selection in information technology, consumer discretionary and financials had a major positive impact on relative Fund performance as each sector outperformed the same sector in the benchmark index. Also supporting Fund results was an overweighting in the information technology sector, where technology consulting services provider Sapient and PC storage systems designer Xyratex(3) were key contributors. Notable performers in the consumer discretionary sector were vending specialist Coinstar, whose core business is its more than 18,000 coin-counting machines installed across the U.S. and Canada; and FGX International Holdings, which designs and markets non-prescription reading glasses, sunglasses and costume jewelry in 15 countries and 57,000 retail locations. Top contributors from the financials sector included hotel real estate investment trust FelCor Lodging Trust(3) and RiskMetrics Group, which provides risk management services to banks, corporations, asset managers and other institutional investors. We sold the Fund's positions in Xyratex, FGX International and RiskMetrics Group by period-end.

In contrast, Huron Consulting Group, FTI Consulting(3) and Allegiant Travel were some of the most significant detractors from the Fund's relative performance for the reporting period. All three holdings are from the industrials sector. Huron Consulting Group offers financial consulting services to companies in

(3.) This holding is not an index component.


                               36 | Annual Report
financial distress or under litigation, while FTI Consulting provides forensic accounting and litigation support services. Allegiant Travel is a leisure passenger airline.

Stock selection in the industrials, consumer staples and materials sectors constrained relative Fund performance. In the consumer staples sector, beverages company Hansen Natural(3) and The Hain Celestial Group, which sells a wide range of natural specialty foods, beverages and personal care products, weighed on relative results. Some holdings within the health care sector also hindered the Fund's results versus the benchmark index, including Cadence Pharmaceuticals and molecular diagnostic test designer Myriad Genetics. In addition, our underweighting of the materials sector did not allow the Fund to fully benefit from the sector's robust rally.

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL P. MCCARTHY)


/s/ Michael P. McCarthy

Michael P. McCarthy, CFA
Portfolio Manager
Franklin Small Cap Growth Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund
4/30/10

COMPANY                        % OF TOTAL
SECTOR/INDUSTRY                NET ASSETS
---------------                ----------
Bottomline Technologies Inc.
   INFORMATION TECHNOLOGY         1.8%
Polycom Inc.
   INFORMATION TECHNOLOGY         1.7%
Ixia
   INFORMATION TECHNOLOGY         1.7%
PAREXEL International Corp.
   HEALTH CARE                    1.6%
FARO Technologies Inc.
   INFORMATION TECHNOLOGY         1.5%
Phase Forward Inc.
   HEALTH CARE                    1.5%
Silicon Laboratories Inc.
   INFORMATION TECHNOLOGY         1.5%
Sapient Corp.
   INFORMATION TECHNOLOGY         1.4%
Clean Harbors Inc.
   INDUSTRIALS                    1.4%
Coinstar Inc.
   CONSUMER DISCRETIONARY         1.4%


                               Annual Report | 37

Performance Summary as of 4/30/10

FRANKLIN SMALL CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FSGRX)         CHANGE   4/30/10   4/30/09
-----------------------         ------   -------   -------
Net Asset Value (NAV)           +$3.61    $10.02     $6.41

CLASS B (SYMBOL: FBSGX)         CHANGE   4/30/10   4/30/09
-----------------------         ------   -------   -------
Net Asset Value (NAV)           +$3.24     $9.13     $5.89

CLASS C (SYMBOL: FCSGX)         CHANGE   4/30/10   4/30/09
-----------------------         ------   -------   -------
Net Asset Value (NAV)           +$3.26     $9.15     $5.89

CLASS R (SYMBOL: FSSRX)         CHANGE   4/30/10   4/30/09
-----------------------         ------   -------   -------
Net Asset Value (NAV)           +$3.51     $9.77     $6.26

ADVISOR CLASS (SYMBOL: FSSAX)   CHANGE   4/30/10   4/30/09
-----------------------------   ------   -------   -------
Net Asset Value (NAV)           +$3.76    $10.39     $6.63


                               38 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    5-YEAR       10-YEAR
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       +56.32%   +29.58%       +37.74%
Average Annual Total Return(2)                   +47.35%    +4.08%        +2.64%
Value of $10,000 Investment(3)                  $14,735   $12,211       $12,982
Avg. Ann. Total Return (3/31/10)(4)              +60.37%    +1.68%        +2.13%
   Total Annual Operating Expenses(5)   1.36%

CLASS B                                          1-YEAR    5-YEAR       10-YEAR
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       +55.01%   +24.82%       +30.05%
Average Annual Total Return(2)                   +51.01%    +4.23%        +2.66%
Value of $10,000 Investment(3)                  $15,101   $12,304       $13,005
Avg. Ann. Total Return (3/31/10)(4)              +65.01%    +1.81%        +2.15%
   Total Annual Operating Expenses(5)   2.06%

CLASS C                                          1-YEAR    5-YEAR       10-YEAR
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       +55.35%   +24.94%       +28.31%
Average Annual Total Return(2)                   +54.35%    +4.55%        +2.53%
Value of $10,000 Investment(3)                  $15,435   $12,494       $12,831
Avg. Ann. Total Return (3/31/10)(4)              +68.07%    +2.13%        +2.01%
   Total Annual Operating Expenses(5)   2.06%

CLASS R                                          1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                         -------   -------   ------------------
Cumulative Total Return(1)                       +56.07%   +28.10%       +36.66%
Average Annual Total Return(2)                   +56.07%    +5.08%        +3.82%
Value of $10,000 Investment(3)                  $15,607   $12,810       $13,666
Avg. Ann. Total Return (3/31/10)(4)              +69.96%    +2.65%        +3.22%
   Total Annual Operating Expenses(5)   1.56%

ADVISOR CLASS                                    1-YEAR    5-YEAR       10-YEAR
-------------                                   -------   -------   ------------------
Cumulative Total Return(1)                       +56.71%   +31.34%       +41.71%
Average Annual Total Return(2)                   +56.71%    +5.60%        +3.55%
Value of $10,000 Investment(3)                  $15,671   $13,134       $14,171
Avg. Ann. Total Return (3/31/10)(4)              +70.59%    +3.14%        +3.03%
   Total Annual Operating Expenses(5)   1.06%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 39

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/10
-------   -------
1-Year    +47.35%
5-Year     +4.08%
10-Year    +2.64%

CLASS A (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

              FRANKLIN SMALL CAP     S&P 500   RUSSELL 2000
DATE         GROWTH FUND - CLASS A    INDEX    GROWTH INDEX
----         ---------------------   -------   ------------
5/1/2000            $ 9,425          $10,000      $10,000
5/31/2000           $ 8,982          $ 9,795      $ 9,124
6/30/2000           $11,178          $10,036      $10,303
7/31/2000           $10,688          $ 9,879      $ 9,420
8/31/2000           $12,318          $10,493      $10,411
9/30/2000           $11,744          $ 9,939      $ 9,894
10/31/2000          $11,008          $ 9,897      $ 9,091
11/30/2000          $ 9,048          $ 9,117      $ 7,440
12/31/2000          $ 9,623          $ 9,161      $ 7,895
1/31/2001           $10,707          $ 9,486      $ 8,534
2/28/2001           $ 9,161          $ 8,621      $ 7,365
3/31/2001           $ 8,539          $ 8,075      $ 6,695
4/30/2001           $ 9,679          $ 8,703      $ 7,515
5/31/2001           $ 9,623          $ 8,761      $ 7,689
6/30/2001           $ 9,906          $ 8,548      $ 7,898
7/31/2001           $ 9,444          $ 8,464      $ 7,225
8/31/2001           $ 8,954          $ 7,934      $ 6,773
9/30/2001           $ 7,333          $ 7,293      $ 5,680
10/31/2001          $ 8,096          $ 7,432      $ 6,227
11/30/2001          $ 8,822          $ 8,002      $ 6,747
12/31/2001          $ 9,302          $ 8,072      $ 7,167
1/31/2002           $ 9,161          $ 7,955      $ 6,912
2/28/2002           $ 8,775          $ 7,801      $ 6,464
3/31/2002           $ 9,510          $ 8,095      $ 7,026
4/30/2002           $ 9,227          $ 7,604      $ 6,874
5/31/2002           $ 8,803          $ 7,548      $ 6,472
6/30/2002           $ 8,096          $ 7,010      $ 5,923
7/31/2002           $ 6,814          $ 6,464      $ 5,013
8/31/2002           $ 6,795          $ 6,506      $ 5,011
9/30/2002           $ 6,013          $ 5,799      $ 4,649
10/31/2002          $ 6,579          $ 6,310      $ 4,884
11/30/2002          $ 7,220          $ 6,681      $ 5,368
12/31/2002          $ 6,767          $ 6,288      $ 4,998
1/31/2003           $ 6,692          $ 6,124      $ 4,862
2/28/2003           $ 6,550          $ 6,032      $ 4,733
3/31/2003           $ 6,428          $ 6,090      $ 4,804
4/30/2003           $ 7,031          $ 6,592      $ 5,259
5/31/2003           $ 7,728          $ 6,939      $ 5,851
6/30/2003           $ 7,851          $ 7,028      $ 5,964
7/31/2003           $ 8,237          $ 7,152      $ 6,415
8/31/2003           $ 9,048          $ 7,291      $ 6,760
9/30/2003           $ 8,577          $ 7,214      $ 6,589
10/31/2003          $ 9,595          $ 7,622      $ 7,158
11/30/2003          $ 9,953          $ 7,689      $ 7,391
12/31/2003          $10,047          $ 8,092      $ 7,424
1/31/2004           $10,415          $ 8,241      $ 7,814
2/29/2004           $10,358          $ 8,355      $ 7,802
3/31/2004           $10,320          $ 8,229      $ 7,839
4/30/2004           $ 9,943          $ 8,100      $ 7,445
5/31/2004           $10,236          $ 8,211      $ 7,593
6/30/2004           $10,622          $ 8,371      $ 7,846
7/31/2004           $ 9,774          $ 8,094      $ 7,142
8/31/2004           $ 9,548          $ 8,127      $ 6,988
9/30/2004           $10,056          $ 8,215      $ 7,374
10/31/2004          $10,207          $ 8,340      $ 7,553
11/30/2004          $10,782          $ 8,678      $ 8,192
12/31/2004          $11,159          $ 8,973      $ 8,486
1/31/2005           $10,707          $ 8,754      $ 8,104
2/28/2005           $10,999          $ 8,938      $ 8,215
3/31/2005           $10,688          $ 8,780      $ 7,907
4/30/2005           $10,019          $ 8,614      $ 7,404
5/31/2005           $10,669          $ 8,888      $ 7,926
6/30/2005           $11,018          $ 8,900      $ 8,182
7/31/2005           $11,640          $ 9,231      $ 8,754
8/31/2005           $11,404          $ 9,147      $ 8,631
9/30/2005           $11,508          $ 9,221      $ 8,699
10/31/2005          $10,971          $ 9,067      $ 8,378
11/30/2005          $11,762          $ 9,410      $ 8,852
12/31/2005          $11,659          $ 9,414      $ 8,839
1/31/2006           $12,592          $ 9,663      $ 9,691
2/28/2006           $12,743          $ 9,689      $ 9,640
3/31/2006           $13,148          $ 9,810      $10,108
4/30/2006           $13,101          $ 9,941      $10,079
5/31/2006           $12,224          $ 9,655      $ 9,370
6/30/2006           $12,205          $ 9,668      $ 9,375
7/31/2006           $11,480          $ 9,728      $ 8,888
8/31/2006           $11,772          $ 9,959      $ 9,149
9/30/2006           $11,744          $10,216      $ 9,211
10/31/2006          $12,356          $10,549      $ 9,807
11/30/2006          $12,771          $10,750      $10,042
12/31/2006          $12,761          $10,900      $10,018
1/31/2007           $13,106          $11,065      $10,205
2/28/2007           $13,263          $10,849      $10,172
3/31/2007           $13,315          $10,970      $10,266
4/30/2007           $13,628          $11,456      $10,535
5/31/2007           $14,161          $11,856      $11,015
6/30/2007           $14,025          $11,659      $10,953
7/31/2007           $13,263          $11,297      $10,384
8/31/2007           $13,492          $11,467      $10,645
9/30/2007           $13,868          $11,896      $10,955
10/31/2007          $14,463          $12,085      $11,448
11/30/2007          $13,263          $11,580      $10,657
12/31/2007          $13,181          $11,499      $10,724
1/31/2008           $11,736          $10,810      $ 9,740
2/29/2008           $11,225          $10,458      $ 9,403
3/31/2008           $10,918          $10,413      $ 9,348
4/30/2008           $11,621          $10,920      $ 9,829
5/31/2008           $12,311          $11,062      $10,386
6/30/2008           $11,276          $10,129      $ 9,766
7/31/2008           $11,237          $10,044      $ 9,994
8/31/2008           $11,749          $10,189      $10,242
9/30/2008           $10,394          $ 9,281      $ 9,084
10/31/2008          $ 8,335          $ 7,723      $ 7,113
11/30/2008          $ 7,428          $ 7,169      $ 6,252
12/31/2008          $ 7,761          $ 7,245      $ 6,591
1/31/2009           $ 7,191          $ 6,634      $ 6,090
2/28/2009           $ 6,491          $ 5,928      $ 5,459
3/31/2009           $ 7,242          $ 6,447      $ 5,949
4/30/2009           $ 8,305          $ 7,064      $ 6,844
5/31/2009           $ 8,719          $ 7,459      $ 7,109
6/30/2009           $ 9,108          $ 7,474      $ 7,340
7/31/2009           $ 9,859          $ 8,039      $ 7,909
8/31/2009           $ 9,950          $ 8,330      $ 7,986
9/30/2009           $10,572          $ 8,640      $ 8,511
10/31/2009          $ 9,963          $ 8,480      $ 7,919
11/30/2009          $10,365          $ 8,988      $ 8,164
12/31/2009          $11,285          $ 9,162      $ 8,863
1/31/2010           $10,896          $ 8,832      $ 8,467
2/28/2010           $11,285          $ 9,106      $ 8,836
3/31/2010           $12,321          $ 9,656      $ 9,538
4/30/2010           $12,982          $ 9,808      $ 9,938

AVERAGE ANNUAL TOTAL RETURN

CLASS B   4/30/10
-------   -------
1-Year    +51.01%
5-Year     +4.23%
10-Year    +2.66%

CLASS B (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

               FRANKLIN SMALL CAP    S&P 500   RUSSELL 2000
DATE         GROWTH FUND - CLASS B    INDEX    GROWTH INDEX
----         ---------------------   -------   ------------
5/1/2000            $10,000          $10,000      $10,000
5/31/2000           $ 9,530          $ 9,795      $ 9,124
6/30/2000           $11,850          $10,036      $10,303
7/31/2000           $11,330          $ 9,879      $ 9,420
8/31/2000           $13,040          $10,493      $10,411
9/30/2000           $12,430          $ 9,939      $ 9,894
10/31/2000          $11,640          $ 9,897      $ 9,091
11/30/2000          $ 9,570          $ 9,117      $ 7,440
12/31/2000          $10,170          $ 9,161      $ 7,895
1/31/2001           $11,300          $ 9,486      $ 8,534
2/28/2001           $ 9,670          $ 8,621      $ 7,365
3/31/2001           $ 9,010          $ 8,075      $ 6,695
4/30/2001           $10,200          $ 8,703      $ 7,515
5/31/2001           $10,140          $ 8,761      $ 7,689
6/30/2001           $10,430          $ 8,548      $ 7,898
7/31/2001           $ 9,940          $ 8,464      $ 7,225
8/31/2001           $ 9,420          $ 7,934      $ 6,773
9/30/2001           $ 7,710          $ 7,293      $ 5,680
10/31/2001          $ 8,510          $ 7,432      $ 6,227
11/30/2001          $ 9,270          $ 8,002      $ 6,747
12/31/2001          $ 9,760          $ 8,072      $ 7,167
1/31/2002           $ 9,610          $ 7,955      $ 6,912
2/28/2002           $ 9,200          $ 7,801      $ 6,464
3/31/2002           $ 9,970          $ 8,095      $ 7,026
4/30/2002           $ 9,660          $ 7,604      $ 6,874
5/31/2002           $ 9,220          $ 7,548      $ 6,472
6/30/2002           $ 8,470          $ 7,010      $ 5,923
7/31/2002           $ 7,130          $ 6,464      $ 5,013
8/31/2002           $ 7,100          $ 6,506      $ 5,011
9/30/2002           $ 6,280          $ 5,799      $ 4,649
10/31/2002          $ 6,870          $ 6,310      $ 4,884
11/30/2002          $ 7,540          $ 6,681      $ 5,368
12/31/2002          $ 7,060          $ 6,288      $ 4,998
1/31/2003           $ 6,980          $ 6,124      $ 4,862
2/28/2003           $ 6,830          $ 6,032      $ 4,733
3/31/2003           $ 6,690          $ 6,090      $ 4,804
4/30/2003           $ 7,330          $ 6,592      $ 5,259
5/31/2003           $ 8,040          $ 6,939      $ 5,851
6/30/2003           $ 8,160          $ 7,028      $ 5,964
7/31/2003           $ 8,560          $ 7,152      $ 6,415
8/31/2003           $ 9,400          $ 7,291      $ 6,760
9/30/2003           $ 8,900          $ 7,214      $ 6,589
10/31/2003          $ 9,950          $ 7,622      $ 7,158
11/30/2003          $10,320          $ 7,689      $ 7,391
12/31/2003          $10,410          $ 8,092      $ 7,424
1/31/2004           $10,780          $ 8,241      $ 7,814
2/29/2004           $10,710          $ 8,355      $ 7,802
3/31/2004           $10,670          $ 8,229      $ 7,839
4/30/2004           $10,270          $ 8,100      $ 7,445
5/31/2004           $10,560          $ 8,211      $ 7,593
6/30/2004           $10,960          $ 8,371      $ 7,846
7/31/2004           $10,070          $ 8,094      $ 7,142
8/31/2004           $ 9,840          $ 8,127      $ 6,988
9/30/2004           $10,350          $ 8,215      $ 7,374
10/31/2004          $10,500          $ 8,340      $ 7,553
11/30/2004          $11,090          $ 8,678      $ 8,192
12/31/2004          $11,470          $ 8,973      $ 8,486
1/31/2005           $10,990          $ 8,754      $ 8,104
2/28/2005           $11,290          $ 8,938      $ 8,215
3/31/2005           $10,960          $ 8,780      $ 7,907
4/30/2005           $10,260          $ 8,614      $ 7,404
5/31/2005           $10,930          $ 8,888      $ 7,926
6/30/2005           $11,280          $ 8,900      $ 8,182
7/31/2005           $11,910          $ 9,231      $ 8,754
8/31/2005           $11,660          $ 9,147      $ 8,631
9/30/2005           $11,750          $ 9,221      $ 8,699
10/31/2005          $11,200          $ 9,067      $ 8,378
11/30/2005          $12,000          $ 9,410      $ 8,852
12/31/2005          $11,890          $ 9,414      $ 8,839
1/31/2006           $12,830          $ 9,663      $ 9,691
2/28/2006           $12,980          $ 9,689      $ 9,640
3/31/2006           $13,380          $ 9,810      $10,108
4/30/2006           $13,320          $ 9,941      $10,079
5/31/2006           $12,420          $ 9,655      $ 9,370
6/30/2006           $12,400          $ 9,668      $ 9,375
7/31/2006           $11,650          $ 9,728      $ 8,888
8/31/2006           $11,940          $ 9,959      $ 9,149
9/30/2006           $11,910          $10,216      $ 9,211
10/31/2006          $12,520          $10,549      $ 9,807
11/30/2006          $12,930          $10,750      $10,042
12/31/2006          $12,920          $10,900      $10,018
1/31/2007           $13,254          $11,065      $10,205
2/28/2007           $13,410          $10,849      $10,172
3/31/2007           $13,444          $10,970      $10,266
4/30/2007           $13,756          $11,456      $10,535
5/31/2007           $14,290          $11,856      $11,015
6/30/2007           $14,134          $11,659      $10,953
7/31/2007           $13,366          $11,297      $10,384
8/31/2007           $13,589          $11,467      $10,645
9/30/2007           $13,956          $11,896      $10,955
10/31/2007          $14,546          $12,085      $11,448
11/30/2007          $13,332          $11,580      $10,657
12/31/2007          $13,231          $11,499      $10,724
1/31/2008           $11,780          $10,810      $ 9,740
2/29/2008           $11,268          $10,458      $ 9,403
3/31/2008           $10,950          $10,413      $ 9,348
4/30/2008           $11,655          $10,920      $ 9,829
5/31/2008           $12,347          $11,062      $10,386
6/30/2008           $11,309          $10,129      $ 9,766
7/31/2008           $11,270          $10,044      $ 9,994
8/31/2008           $11,783          $10,189      $10,242
9/30/2008           $10,424          $ 9,281      $ 9,084
10/31/2008          $ 8,360          $ 7,723      $ 7,113
11/30/2008          $ 7,449          $ 7,169      $ 6,252
12/31/2008          $ 7,783          $ 7,245      $ 6,591
1/31/2009           $ 7,212          $ 6,634      $ 6,090
2/28/2009           $ 6,510          $ 5,928      $ 5,459
3/31/2009           $ 7,264          $ 6,447      $ 5,949
4/30/2009           $ 8,329          $ 7,064      $ 6,844
5/31/2009           $ 8,745          $ 7,459      $ 7,109
6/30/2009           $ 9,135          $ 7,474      $ 7,340
7/31/2009           $ 9,888          $ 8,039      $ 7,909
8/31/2009           $ 9,979          $ 8,330      $ 7,986
9/30/2009           $10,603          $ 8,640      $ 8,511
10/31/2009          $ 9,992          $ 8,480      $ 7,919
11/30/2009          $10,395          $ 8,988      $ 8,164
12/31/2009          $11,318          $ 9,162      $ 8,863
1/31/2010           $10,928          $ 8,832      $ 8,467
2/28/2010           $11,318          $ 9,106      $ 8,836
3/31/2010           $12,357          $ 9,656      $ 9,538
4/30/2010           $13,005          $ 9,808      $ 9,938


                               40 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/10
-------   -------
1-Year    +54.35%
5-Year     +4.55%
10-Year    +2.53%

CLASS C (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

               FRANKLIN SMALL CAP    S&P 500   RUSSELL 2000
DATE         GROWTH FUND - CLASS C    INDEX    GROWTH INDEX
----------   ---------------------   -------   ------------
5/1/2000            $10,000          $10,000      $10,000
5/31/2000           $ 9,530          $ 9,795      $ 9,124
6/30/2000           $11,840          $10,036      $10,303
7/31/2000           $11,330          $ 9,879      $ 9,420
8/31/2000           $13,040          $10,493      $10,411
9/30/2000           $12,430          $ 9,939      $ 9,894
10/31/2000          $11,650          $ 9,897      $ 9,091
11/30/2000          $ 9,570          $ 9,117      $ 7,440
12/31/2000          $10,180          $ 9,161      $ 7,895
1/31/2001           $11,310          $ 9,486      $ 8,534
2/28/2001           $ 9,680          $ 8,621      $ 7,365
3/31/2001           $ 9,020          $ 8,075      $ 6,695
4/30/2001           $10,210          $ 8,703      $ 7,515
5/31/2001           $10,150          $ 8,761      $ 7,689
6/30/2001           $10,440          $ 8,548      $ 7,898
7/31/2001           $ 9,950          $ 8,464      $ 7,225
8/31/2001           $ 9,420          $ 7,934      $ 6,773
9/30/2001           $ 7,720          $ 7,293      $ 5,680
10/31/2001          $ 8,520          $ 7,432      $ 6,227
11/30/2001          $ 9,270          $ 8,002      $ 6,747
12/31/2001          $ 9,770          $ 8,072      $ 7,167
1/31/2002           $ 9,620          $ 7,955      $ 6,912
2/28/2002           $ 9,210          $ 7,801      $ 6,464
3/31/2002           $ 9,970          $ 8,095      $ 7,026
4/30/2002           $ 9,670          $ 7,604      $ 6,874
5/31/2002           $ 9,230          $ 7,548      $ 6,472
6/30/2002           $ 8,470          $ 7,010      $ 5,923
7/31/2002           $ 7,130          $ 6,464      $ 5,013
8/31/2002           $ 7,110          $ 6,506      $ 5,011
9/30/2002           $ 6,280          $ 5,799      $ 4,649
10/31/2002          $ 6,870          $ 6,310      $ 4,884
11/30/2002          $ 7,550          $ 6,681      $ 5,368
12/31/2002          $ 7,070          $ 6,288      $ 4,998
1/31/2003           $ 6,990          $ 6,124      $ 4,862
2/28/2003           $ 6,830          $ 6,032      $ 4,733
3/31/2003           $ 6,700          $ 6,090      $ 4,804
4/30/2003           $ 7,330          $ 6,592      $ 5,259
5/31/2003           $ 8,050          $ 6,939      $ 5,851
6/30/2003           $ 8,170          $ 7,028      $ 5,964
7/31/2003           $ 8,570          $ 7,152      $ 6,415
8/31/2003           $ 9,400          $ 7,291      $ 6,760
9/30/2003           $ 8,910          $ 7,214      $ 6,589
10/31/2003          $ 9,960          $ 7,622      $ 7,158
11/30/2003          $10,330          $ 7,689      $ 7,391
12/31/2003          $10,410          $ 8,092      $ 7,424
1/31/2004           $10,780          $ 8,241      $ 7,814
2/29/2004           $10,720          $ 8,355      $ 7,802
3/31/2004           $10,670          $ 8,229      $ 7,839
4/30/2004           $10,270          $ 8,100      $ 7,445
5/31/2004           $10,570          $ 8,211      $ 7,593
6/30/2004           $10,960          $ 8,371      $ 7,846
7/31/2004           $10,080          $ 8,094      $ 7,142
8/31/2004           $ 9,840          $ 8,127      $ 6,988
9/30/2004           $10,360          $ 8,215      $ 7,374
10/31/2004          $10,500          $ 8,340      $ 7,553
11/30/2004          $11,090          $ 8,678      $ 8,192
12/31/2004          $11,480          $ 8,973      $ 8,486
1/31/2005           $11,000          $ 8,754      $ 8,104
2/28/2005           $11,290          $ 8,938      $ 8,215
3/31/2005           $10,970          $ 8,780      $ 7,907
4/30/2005           $10,270          $ 8,614      $ 7,404
5/31/2005           $10,930          $ 8,888      $ 7,926
6/30/2005           $11,280          $ 8,900      $ 8,182
7/31/2005           $11,920          $ 9,231      $ 8,754
8/31/2005           $11,660          $ 9,147      $ 8,631
9/30/2005           $11,760          $ 9,221      $ 8,699
10/31/2005          $11,210          $ 9,067      $ 8,378
11/30/2005          $12,010          $ 9,410      $ 8,852
12/31/2005          $11,900          $ 9,414      $ 8,839
1/31/2006           $12,840          $ 9,663      $ 9,691
2/28/2006           $12,990          $ 9,689      $ 9,640
3/31/2006           $13,380          $ 9,810      $10,108
4/30/2006           $13,330          $ 9,941      $10,079
5/31/2006           $12,430          $ 9,655      $ 9,370
6/30/2006           $12,400          $ 9,668      $ 9,375
7/31/2006           $11,660          $ 9,728      $ 8,888
8/31/2006           $11,950          $ 9,959      $ 9,149
9/30/2006           $11,920          $10,216      $ 9,211
10/31/2006          $12,530          $10,549      $ 9,807
11/30/2006          $12,940          $10,750      $10,042
12/31/2006          $12,919          $10,900      $10,018
1/31/2007           $13,264          $11,065      $10,205
2/28/2007           $13,420          $10,849      $10,172
3/31/2007           $13,454          $10,970      $10,266
4/30/2007           $13,766          $11,456      $10,535
5/31/2007           $14,300          $11,856      $11,015
6/30/2007           $14,144          $11,659      $10,953
7/31/2007           $13,376          $11,297      $10,384
8/31/2007           $13,599          $11,467      $10,645
9/30/2007           $13,966          $11,896      $10,955
10/31/2007          $14,556          $12,085      $11,448
11/30/2007          $13,342          $11,580      $10,657
12/31/2007          $13,241          $11,499      $10,724
1/31/2008           $11,790          $10,810      $ 9,740
2/29/2008           $11,265          $10,458      $ 9,403
3/31/2008           $10,947          $10,413      $ 9,348
4/30/2008           $11,652          $10,920      $ 9,829
5/31/2008           $12,329          $11,062      $10,386
6/30/2008           $11,293          $10,129      $ 9,766
7/31/2008           $11,237          $10,044      $ 9,994
8/31/2008           $11,749          $10,189      $10,242
9/30/2008           $10,394          $ 9,281      $ 9,084
10/31/2008          $ 8,321          $ 7,723      $ 7,113
11/30/2008          $ 7,422          $ 7,169      $ 6,252
12/31/2008          $ 7,741          $ 7,245      $ 6,591
1/31/2009           $ 7,166          $ 6,634      $ 6,090
2/28/2009           $ 6,465          $ 5,928      $ 5,459
3/31/2009           $ 7,208          $ 6,447      $ 5,949
4/30/2009           $ 8,260          $ 7,064      $ 6,844
5/31/2009           $ 8,680          $ 7,459      $ 7,109
6/30/2009           $ 9,059          $ 7,474      $ 7,340
7/31/2009           $ 9,788          $ 8,039      $ 7,909
8/31/2009           $ 9,886          $ 8,330      $ 7,986
9/30/2009           $10,489          $ 8,640      $ 8,511
10/31/2009          $ 9,886          $ 8,480      $ 7,919
11/30/2009          $10,279          $ 8,988      $ 8,164
12/31/2009          $11,191          $ 9,162      $ 8,863
1/31/2010           $10,798          $ 8,832      $ 8,467
2/28/2010           $11,163          $ 9,106      $ 8,836
3/31/2010           $12,186          $ 9,656      $ 9,538
4/30/2010           $12,831          $ 9,808      $ 9,938

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/10
-------                    -------
1-Year                     +56.07%
5-Year                      +5.08%
Since Inception (1/1/02)    +3.82%

CLASS R (1/1/02-4/30/10)

                               (PERFORMANCE GRAPH)

               FRANKLIN SMALL CAP    S&P 500   RUSSELL 2000
DATE         GROWTH FUND - CLASS R    INDEX    GROWTH INDEX
----         ---------------------   -------   ------------
1/1/2002            $10,000          $10,000      $10,000
1/31/2002           $ 9,838          $ 9,854      $ 9,644
2/28/2002           $ 9,423          $ 9,664      $ 9,020
3/31/2002           $10,212          $10,027      $ 9,804
4/30/2002           $ 9,909          $ 9,420      $ 9,592
5/31/2002           $ 9,464          $ 9,350      $ 9,031
6/30/2002           $ 8,694          $ 8,684      $ 8,265
7/31/2002           $ 7,318          $ 8,007      $ 6,995
8/31/2002           $ 7,287          $ 8,060      $ 6,992
9/30/2002           $ 6,447          $ 7,184      $ 6,487
10/31/2002          $ 7,044          $ 7,816      $ 6,815
11/30/2002          $ 7,743          $ 8,276      $ 7,490
12/31/2002          $ 7,257          $ 7,790      $ 6,974
1/31/2003           $ 7,176          $ 7,586      $ 6,784
2/28/2003           $ 7,014          $ 7,472      $ 6,603
3/31/2003           $ 6,883          $ 7,545      $ 6,703
4/30/2003           $ 7,540          $ 8,166      $ 7,338
5/31/2003           $ 8,279          $ 8,596      $ 8,165
6/30/2003           $ 8,401          $ 8,706      $ 8,322
7/31/2003           $ 8,816          $ 8,859      $ 8,951
8/31/2003           $ 9,686          $ 9,032      $ 9,432
9/30/2003           $ 9,180          $ 8,936      $ 9,193
10/31/2003          $10,263          $ 9,442      $ 9,987
11/30/2003          $10,648          $ 9,525      $10,313
12/31/2003          $10,739          $10,024      $10,359
1/31/2004           $11,123          $10,208      $10,903
2/29/2004           $11,063          $10,350      $10,886
3/31/2004           $11,022          $10,194      $10,937
4/30/2004           $10,617          $10,034      $10,388
5/31/2004           $10,921          $10,172      $10,595
6/30/2004           $11,336          $10,370      $10,948
7/31/2004           $10,425          $10,026      $ 9,965
8/31/2004           $10,192          $10,067      $ 9,750
9/30/2004           $10,729          $10,176      $10,289
10/31/2004          $10,881          $10,332      $10,539
11/30/2004          $11,498          $10,750      $11,430
12/31/2004          $11,903          $11,115      $11,841
1/31/2005           $11,407          $10,844      $11,308
2/28/2005           $11,721          $11,073      $11,463
3/31/2005           $11,387          $10,877      $11,033
4/30/2005           $10,668          $10,670      $10,331
5/31/2005           $11,356          $11,010      $11,059
6/30/2005           $11,731          $11,025      $11,417
7/31/2005           $12,389          $11,435      $12,215
8/31/2005           $12,136          $11,331      $12,043
9/30/2005           $12,237          $11,423      $12,138
10/31/2005          $11,670          $11,232      $11,690
11/30/2005          $12,510          $11,657      $12,351
12/31/2005          $12,399          $11,661      $12,333
1/31/2006           $13,391          $11,970      $13,523
2/28/2006           $13,542          $12,003      $13,450
3/31/2006           $13,968          $12,152      $14,104
4/30/2006           $13,917          $12,315      $14,063
5/31/2006           $12,976          $11,961      $13,074
6/30/2006           $12,955          $11,977      $13,082
7/31/2006           $12,186          $12,051      $12,402
8/31/2006           $12,500          $12,338      $12,765
9/30/2006           $12,470          $12,655      $12,852
10/31/2006          $13,117          $13,068      $13,685
11/30/2006          $13,542          $13,316      $14,012
12/31/2006          $13,532          $13,503      $13,979
1/31/2007           $13,891          $13,707      $14,239
2/28/2007           $14,060          $13,439      $14,194
3/31/2007           $14,116          $13,590      $14,325
4/30/2007           $14,442          $14,192      $14,701
5/31/2007           $15,003          $14,687      $15,370
6/30/2007           $14,857          $14,443      $15,283
7/31/2007           $14,049          $13,995      $14,489
8/31/2007           $14,284          $14,205      $14,854
9/30/2007           $14,689          $14,736      $15,285
10/31/2007          $15,306          $14,970      $15,974
11/30/2007          $14,037          $14,345      $14,870
12/31/2007          $13,936          $14,245      $14,964
1/31/2008           $12,418          $13,391      $13,591
2/29/2008           $11,866          $12,956      $13,121
3/31/2008           $11,535          $12,900      $13,044
4/30/2008           $12,294          $13,528      $13,715
5/31/2008           $13,012          $13,703      $14,491
6/30/2008           $11,922          $12,548      $13,628
7/31/2008           $11,866          $12,442      $13,944
8/31/2008           $12,405          $12,622      $14,291
9/30/2008           $10,983          $11,498      $12,676
10/31/2008          $ 8,803          $ 9,567      $ 9,925
11/30/2008          $ 7,851          $ 8,880      $ 8,724
12/31/2008          $ 8,183          $ 8,975      $ 9,197
1/31/2009           $ 7,595          $ 8,218      $ 8,497
2/28/2009           $ 6,854          $ 7,343      $ 7,617
3/31/2009           $ 7,637          $ 7,986      $ 8,301
4/30/2009           $ 8,756          $ 8,751      $ 9,550
5/31/2009           $ 9,204          $ 9,240      $ 9,920
6/30/2009           $ 9,609          $ 9,259      $10,241
7/31/2009           $10,393          $ 9,959      $11,036
8/31/2009           $10,491          $10,318      $11,143
9/30/2009           $11,148          $10,703      $11,875
10/31/2009          $10,505          $10,505      $11,050
11/30/2009          $10,924          $11,135      $11,392
12/31/2009          $11,903          $11,350      $12,367
1/31/2010           $11,484          $10,941      $11,814
2/28/2010           $11,875          $11,280      $12,329
3/31/2010           $12,980          $11,961      $13,308
4/30/2010           $13,666          $12,150      $13,867


                               Annual Report | 41

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   4/30/10
-------------   -------
1-Year          +56.71%
5-Year           +5.60%
10-Year          +3.55%

ADVISOR CLASS (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

             FRANKLIN SMALL CAP GROWTH   S&P 500   RUSSELL 2000
DATE            FUND - ADVISOR CLASS      INDEX    GROWTH INDEX
----         -------------------------   -------   ------------
5/1/2000              $10,000            $10,000      $10,000
5/31/2000             $ 9,530            $ 9,795      $ 9,124
6/30/2000             $11,870            $10,036      $10,303
7/31/2000             $11,350            $ 9,879      $ 9,420
8/31/2000             $13,080            $10,493      $10,411
9/30/2000             $12,490            $ 9,939      $ 9,894
10/31/2000            $11,710            $ 9,897      $ 9,091
11/30/2000            $ 9,630            $ 9,117      $ 7,440
12/31/2000            $10,240            $ 9,161      $ 7,895
1/31/2001             $11,390            $ 9,486      $ 8,534
2/28/2001             $ 9,760            $ 8,621      $ 7,365
3/31/2001             $ 9,100            $ 8,075      $ 6,695
4/30/2001             $10,310            $ 8,703      $ 7,515
5/31/2001             $10,250            $ 8,761      $ 7,689
6/30/2001             $10,560            $ 8,548      $ 7,898
7/31/2001             $10,070            $ 8,464      $ 7,225
8/31/2001             $ 9,550            $ 7,934      $ 6,773
9/30/2001             $ 7,830            $ 7,293      $ 5,680
10/31/2001            $ 8,640            $ 7,432      $ 6,227
11/30/2001            $ 9,420            $ 8,002      $ 6,747
12/31/2001            $ 9,930            $ 8,072      $ 7,167
1/31/2002             $ 9,780            $ 7,955      $ 6,912
2/28/2002             $ 9,370            $ 7,801      $ 6,464
3/31/2002             $10,160            $ 8,095      $ 7,026
4/30/2002             $ 9,860            $ 7,604      $ 6,874
5/31/2002             $ 9,420            $ 7,548      $ 6,472
6/30/2002             $ 8,660            $ 7,010      $ 5,923
7/31/2002             $ 7,290            $ 6,464      $ 5,013
8/31/2002             $ 7,270            $ 6,506      $ 5,011
9/30/2002             $ 6,430            $ 5,799      $ 4,649
10/31/2002            $ 7,040            $ 6,310      $ 4,884
11/30/2002            $ 7,740            $ 6,681      $ 5,368
12/31/2002            $ 7,250            $ 6,288      $ 4,998
1/31/2003             $ 7,180            $ 6,124      $ 4,862
2/28/2003             $ 7,030            $ 6,032      $ 4,733
3/31/2003             $ 6,890            $ 6,090      $ 4,804
4/30/2003             $ 7,550            $ 6,592      $ 5,259
5/31/2003             $ 8,300            $ 6,939      $ 5,851
6/30/2003             $ 8,430            $ 7,028      $ 5,964
7/31/2003             $ 8,850            $ 7,152      $ 6,415
8/31/2003             $ 9,720            $ 7,291      $ 6,760
9/30/2003             $ 9,220            $ 7,214      $ 6,589
10/31/2003            $10,310            $ 7,622      $ 7,158
11/30/2003            $10,700            $ 7,689      $ 7,391
12/31/2003            $10,800            $ 8,092      $ 7,424
1/31/2004             $11,190            $ 8,241      $ 7,814
2/29/2004             $11,140            $ 8,355      $ 7,802
3/31/2004             $11,100            $ 8,229      $ 7,839
4/30/2004             $10,690            $ 8,100      $ 7,445
5/31/2004             $11,010            $ 8,211      $ 7,593
6/30/2004             $11,430            $ 8,371      $ 7,846
7/31/2004             $10,510            $ 8,094      $ 7,142
8/31/2004             $10,280            $ 8,127      $ 6,988
9/30/2004             $10,820            $ 8,215      $ 7,374
10/31/2004            $10,980            $ 8,340      $ 7,553
11/30/2004            $11,610            $ 8,678      $ 8,192
12/31/2004            $12,020            $ 8,973      $ 8,486
1/31/2005             $11,530            $ 8,754      $ 8,104
2/28/2005             $11,850            $ 8,938      $ 8,215
3/31/2005             $11,520            $ 8,780      $ 7,907
4/30/2005             $10,790            $ 8,614      $ 7,404
5/31/2005             $11,500            $ 8,888      $ 7,926
6/30/2005             $11,880            $ 8,900      $ 8,182
7/31/2005             $12,550            $ 9,231      $ 8,754
8/31/2005             $12,300            $ 9,147      $ 8,631
9/30/2005             $12,410            $ 9,221      $ 8,699
10/31/2005            $11,840            $ 9,067      $ 8,378
11/30/2005            $12,690            $ 9,410      $ 8,852
12/31/2005            $12,590            $ 9,414      $ 8,839
1/31/2006             $13,600            $ 9,663      $ 9,691
2/28/2006             $13,760            $ 9,689      $ 9,640
3/31/2006             $14,200            $ 9,810      $10,108
4/30/2006             $14,150            $ 9,941      $10,079
5/31/2006             $13,200            $ 9,655      $ 9,370
6/30/2006             $13,190            $ 9,668      $ 9,375
7/31/2006             $12,400            $ 9,728      $ 8,888
8/31/2006             $12,730            $ 9,959      $ 9,149
9/30/2006             $12,700            $10,216      $ 9,211
10/31/2006            $13,370            $10,549      $ 9,807
11/30/2006            $13,810            $10,750      $10,042
12/31/2006            $13,810            $10,900      $10,018
1/31/2007             $14,186            $11,065      $10,205
2/28/2007             $14,363            $10,849      $10,172
3/31/2007             $14,418            $10,970      $10,266
4/30/2007             $14,750            $11,456      $10,535
5/31/2007             $15,336            $11,856      $11,015
6/30/2007             $15,192            $11,659      $10,953
7/31/2007             $14,374            $11,297      $10,384
8/31/2007             $14,617            $11,467      $10,645
9/30/2007             $15,037            $11,896      $10,955
10/31/2007            $15,679            $12,085      $11,448
11/30/2007            $14,385            $11,580      $10,657
12/31/2007            $14,300            $11,499      $10,724
1/31/2008             $12,738            $10,810      $ 9,740
2/29/2008             $12,186            $10,458      $ 9,403
3/31/2008             $11,849            $10,413      $ 9,348
4/30/2008             $12,616            $10,920      $ 9,829
5/31/2008             $13,370            $11,062      $10,386
6/30/2008             $12,253            $10,129      $ 9,766
7/31/2008             $12,199            $10,044      $ 9,994
8/31/2008             $12,765            $10,189      $10,242
9/30/2008             $11,297            $ 9,281      $ 9,084
10/31/2008            $ 9,062            $ 7,723      $ 7,113
11/30/2008            $ 8,079            $ 7,169      $ 6,252
12/31/2008            $ 8,443            $ 7,245      $ 6,591
1/31/2009             $ 7,829            $ 6,634      $ 6,090
2/28/2009             $ 7,065            $ 5,928      $ 5,459
3/31/2009             $ 7,884            $ 6,447      $ 5,949
4/30/2009             $ 9,043            $ 7,064      $ 6,844
5/31/2009             $ 9,507            $ 7,459      $ 7,109
6/30/2009             $ 9,930            $ 7,474      $ 7,340
7/31/2009             $10,734            $ 8,039      $ 7,909
8/31/2009             $10,843            $ 8,330      $ 7,986
9/30/2009             $11,525            $ 8,640      $ 8,511
10/31/2009            $10,857            $ 8,480      $ 7,919
11/30/2009            $11,307            $ 8,988      $ 8,164
12/31/2009            $12,316            $ 9,162      $ 8,863
1/31/2010             $11,894            $ 8,832      $ 8,467
2/28/2010             $12,316            $ 9,106      $ 8,836
3/31/2010             $13,449            $ 9,656      $ 9,538
4/30/2010             $14,171            $ 9,808      $ 9,938

ENDNOTES

SMALLER AND NEWER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS. THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES, AND THEY CAN BE VOLATILE. THE FUND IS INTENDED FOR LONG-TERM INVESTORS WHO ARE COMFORTABLE WITH SHORT-TERM FLUCTUATIONS IN SHARE PRICE. THERE ARE SPECIAL RISKS INVOLVED WITH SIGNIFICANT EXPOSURE TO A PARTICULAR SECTOR, INCLUDING INCREASED SUSCEPTIBILITY RELATED TO ECONOMIC, BUSINESS OR OTHER DEVELOPMENTS AFFECTING THAT SECTOR. THE FUND INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.


                               42 | Annual Report

Your Fund's Expenses

FRANKLIN SMALL CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 43

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,303.00              $ 7.42
Hypothetical (5% return before expenses)         $1,000           $1,018.35              $ 6.51
CLASS B
Actual                                           $1,000           $1,296.90              $11.39
Hypothetical (5% return before expenses)         $1,000           $1,014.88              $ 9.99
CLASS C
Actual                                           $1,000           $1,297.90              $11.51
Hypothetical (5% return before expenses)         $1,000           $1,014.78              $10.09
CLASS R
Actual                                           $1,000           $1,300.90              $ 8.67
Hypothetical (5% return before expenses)         $1,000           $1,017.26              $ 7.60
ADVISOR CLASS
Actual                                           $1,000           $1,305.30              $ 5.83
Hypothetical (5% return before expenses)         $1,000           $1,019.74              $ 5.11

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.30%; B: 2.00%; C:
     2.02%; R: 1.52%; and Advisor: 1.02%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               44 | Annual Report

Franklin Small-Mid Cap Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small-Mid Cap Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500(TM) Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap(R) Index at the time of purchase.(1)

This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

For the 12 months under review, Franklin Small-Mid Cap Growth Fund - Class A delivered a +44.54% cumulative total return. The Fund underperformed its narrow benchmark, the Russell Midcap Growth Index, which posted a +46.95% total return, but outperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a +38.84% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 48.

INVESTMENT STRATEGY

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive

(1.) The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index's total market capitalization. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index's total market capitalization.

(2.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 91.


                               Annual Report | 45

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Information Technology                      23.8%
Health Care                                 18.9%
Consumer Discretionary                      17.8%
Industrials                                 15.4%
Financials                                   7.3%
Energy                                       6.7%
Telecommunication Services                   2.6%
Materials                                    2.6%
Consumer Staples                             1.6%
Short-Term Investments & Other Net Assets    3.3%

positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

MANAGER'S DISCUSSION

During the year under review, a broad-based market rally supported positive returns across all sectors represented in the Fund's portfolio. The majority of the Fund's individual holdings rose in value, while several appreciated by more than 100%. Among the largest contributors to the Fund's performance relative to the Russell Midcap Growth Index were video-conferencing systems provider Tandberg;(3) Concho Resources,(3) which explores and develops properties, located primarily in the Permian Basin region of eastern New Mexico and West Texas, for the production of oil and gas; Intuitive Surgical, which develops technologically advanced systems to facilitate robotically aided surgical procedures from a remote console; and Community Health Systems, a hospital operator serving mostly rural and small-town communities. We no longer held a position in Tandberg by period-end.

From a sector perspective, underweighting and stock selection in consumer discretionary and utilities supported the Fund's relative results. In the consumer discretionary sector, apparel retailers Guess? and Urban Outfitters were key contributors, as was Johnson Controls,(3) a manufacturer of batteries and interior parts for regular passenger and hybrid electric vehicles, as well as energy-efficient HVAC systems for commercial buildings. Independent power producer Calpine, from the utilities sector, also aided results, and we sold the Fund's position by period-end.

In contrast, key detractors from the Fund's relative performance included Myriad Genetics,(3) a designer of molecular diagnostic tests and related instruments; SAIC, a leading government services contractor that provides a wide range of information technology support to federal and state agencies; and Activision Blizzard, which publishes a range of popular video game titles for console games systems, handheld devices and smartphones. In addition, the Fund's investment in discount broker Charles Schwab impeded relative results.(3)

(3.) This holding is not an index component.


                               46 | Annual Report

Stock selection in the industrials and information technology sectors weighed on relative Fund results. Among industrials, weak returns from non-index holdings Allegiant Travel and Ryanair Holdings were detrimental to relative performance. Nuance Communications, which provides speech recognition and digital imaging software to several industries, also dampened performance.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF EDWARD B. JAMIESON)


/s/ Edward B. Jamieson

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Small-Mid Cap Growth Fund
4/30/10

COMPANY                         % OF TOTAL
SECTOR/INDUSTRY                 NET ASSETS
---------------                 ----------
Concho Resources Inc.              2.0%
   ENERGY
Community Health Systems Inc.      1.8%
   HEALTH CARE
Silicon Laboratories Inc.          1.7%
   INFORMATION TECHNOLOGY
Alliance Data Systems Corp.        1.7%
   INFORMATION TECHNOLOGY
SBA Communications Corp.           1.7%
   TELECOMMUNICATION SERVICES
Precision Castparts Corp.          1.7%
   INDUSTRIALS
Nuance Communications Inc.         1.6%
   INFORMATION TECHNOLOGY
Johnson Controls Inc.              1.5%
   CONSUMER DISCRETIONARY
Guess? Inc.                        1.5%
   CONSUMER DISCRETIONARY
Flowserve Corp.                    1.5%
   INDUSTRIALS


                               Annual Report | 47

Performance Summary as of 4/30/10

FRANKLIN SMALL-MID CAP GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FRSGX)          CHANGE   4/30/10   4/30/09
-----------------------         -------   -------   -------
Net Asset Value (NAV)            +$9.95    $32.29    $22.34

CLASS B (SYMBOL: FBSMX)          CHANGE   4/30/10   4/30/09
-----------------------         -------   -------   -------
Net Asset Value (NAV)            +$9.13    $30.14    $21.01

CLASS C (SYMBOL: FRSIX)          CHANGE   4/30/10   4/30/09
-----------------------         -------   -------   -------
Net Asset Value (NAV)            +$8.81    $29.10    $20.29

CLASS R (SYMBOL: FSMRX)          CHANGE   4/30/10   4/30/09
-----------------------         -------   -------   -------
Net Asset Value (NAV)            +$9.65    $31.50    $21.85

ADVISOR CLASS (SYMBOL: FSGAX)    CHANGE   4/30/10   4/30/09
-----------------------------   -------   -------   -------
Net Asset Value (NAV)           +$10.29    $33.19    $22.90


                               48 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR   10-YEAR
-------                                        -------   -------   -------
Cumulative Total Return(1)                      +44.54%   +32.48%   -7.44%
Average Annual Total Return(2)                  +36.24%    +4.54%   -1.35%
Value of $10,000 Investment(3)                 $13,624   $12,486    $8,725
Avg. Ann. Total Return (3/31/10)(4)             +47.98%    +2.79%   -2.66%
   Total Annual Operating Expenses(5)   1.11%

CLASS B                                         1-YEAR    5-YEAR   INCEPTION (7/1/02)
-------                                        -------   -------   ------------------
Cumulative Total Return(1)                      +43.46%   +27.57%        +60.71%
Average Annual Total Return(2)                  +39.46%    +4.67%         +6.25%
Value of $10,000 Investment(3)                 $13,946   $12,561        $16,071
Avg. Ann. Total Return (3/31/10)(4)             +51.89%    +2.92%         +5.84%
   Total Annual Operating Expenses(5)   1.86%

CLASS C                                         1-YEAR    5-YEAR   10-YEAR
-------                                         ------    ------   -------
Cumulative Total Return(1)                      +43.42%   +27.65%   -14.10%
Average Annual Total Return(2)                  +42.42%    +5.00%    -1.51%
Value of $10,000 Investment(3)                 $14,242   $12,765    $8,590
Avg. Ann. Total Return (3/31/10)(4)             +54.88%    +3.25%    -2.81%
   Total Annual Operating Expenses(5)   1.86%

CLASS R                                         1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                        -------   -------   ------------------
Cumulative Total Return(1)                      +44.16%   +30.83%        +30.32%
Average Annual Total Return(2)                  +44.16%    +5.52%         +3.23%
Value of $10,000 Investment(3)                 $14,416   $13,083        $13,032
Avg. Ann. Total Return (3/31/10)(4)             +56.64%    +3.76%         +2.83%
   Total Annual Operating Expenses(5)   1.36%

ADVISOR CLASS                                   1-YEAR    5-YEAR   10-YEAR
-------------                                  -------   -------   -------
Cumulative Total Return(1)                      +44.93%   +34.15%    -5.14%
Average Annual Total Return(2)                  +44.93%    +6.05%    -0.53%
Value of $10,000 Investment(3)                 $14,493   $13,415    $9,486
Avg. Ann. Total Return (3/31/10)(4)             +57.44%    +4.29%    -1.84%
   Total Annual Operating Expenses(5)   0.86%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 49

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/10
-------   -------
1-Year    +36.24%
5-Year     +4.54%
10-Year    -1.35%

CLASS A (5/1/00-4/30/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN SMALL-MID
               CAP GROWTH FUND    RUSSELL MIDCAP
DATE              - CLASS A        GROWTH INDEX    S&P 500 Index
----         ------------------   --------------   -------------
  5/1/2000         $ 9,425            $10,000         $10,000
 5/31/2000         $ 8,805            $ 9,271         $ 9,795
 6/30/2000         $10,169            $10,255         $10,036
 7/31/2000         $ 9,553            $ 9,606         $ 9,879
 8/31/2000         $10,865            $11,054         $10,493
 9/30/2000         $10,503            $10,514         $ 9,939
10/31/2000         $ 9,690            $ 9,794         $ 9,897
11/30/2000         $ 7,614            $ 7,666         $ 9,117
12/31/2000         $ 8,249            $ 8,069         $ 9,161
 1/31/2001         $ 8,656            $ 8,530         $ 9,486
 2/28/2001         $ 7,020            $ 7,055         $ 8,621
 3/31/2001         $ 6,261            $ 6,045         $ 8,075
 4/30/2001         $ 7,163            $ 7,053         $ 8,703
 5/31/2001         $ 7,100            $ 7,020         $ 8,761
 6/30/2001         $ 7,024            $ 7,023         $ 8,548
 7/31/2001         $ 6,657            $ 6,550         $ 8,464
 8/31/2001         $ 6,202            $ 6,075         $ 7,934
 9/30/2001         $ 5,258            $ 5,071         $ 7,293
10/31/2001         $ 5,707            $ 5,604         $ 7,432
11/30/2001         $ 6,233            $ 6,207         $ 8,002
12/31/2001         $ 6,556            $ 6,443         $ 8,072
 1/31/2002         $ 6,301            $ 6,234         $ 7,955
 2/28/2002         $ 5,944            $ 5,881         $ 7,801
 3/31/2002         $ 6,375            $ 6,330         $ 8,095
 4/30/2002         $ 6,068            $ 5,994         $ 7,604
 5/31/2002         $ 5,872            $ 5,816         $ 7,548
 6/30/2002         $ 5,315            $ 5,174         $ 7,010
 7/31/2002         $ 4,640            $ 4,671         $ 6,464
 8/31/2002         $ 4,614            $ 4,655         $ 6,506
 9/30/2002         $ 4,209            $ 4,285         $ 5,799
10/31/2002         $ 4,574            $ 4,617         $ 6,310
11/30/2002         $ 4,970            $ 4,978         $ 6,681
12/31/2002         $ 4,617            $ 4,678         $ 6,288
 1/31/2003         $ 4,556            $ 4,632         $ 6,124
 2/28/2003         $ 4,499            $ 4,591         $ 6,032
 3/31/2003         $ 4,505            $ 4,677         $ 6,090
 4/30/2003         $ 4,867            $ 4,995         $ 6,592
 5/31/2003         $ 5,323            $ 5,476         $ 6,939
 6/30/2003         $ 5,353            $ 5,554         $ 7,028
 7/31/2003         $ 5,487            $ 5,752         $ 7,152
 8/31/2003         $ 5,771            $ 6,069         $ 7,291
 9/30/2003         $ 5,588            $ 5,952         $ 7,214
10/31/2003         $ 6,034            $ 6,431         $ 7,622
11/30/2003         $ 6,240            $ 6,603         $ 7,689
12/31/2003         $ 6,356            $ 6,675         $ 8,092
 1/31/2004         $ 6,537            $ 6,896         $ 8,241
 2/29/2004         $ 6,541            $ 7,011         $ 8,355
 3/31/2004         $ 6,499            $ 6,998         $ 8,229
 4/30/2004         $ 6,244            $ 6,801         $ 8,100
 5/31/2004         $ 6,440            $ 6,961         $ 8,211
 6/30/2004         $ 6,634            $ 7,072         $ 8,371
 7/31/2004         $ 6,190            $ 6,603         $ 8,094
 8/31/2004         $ 6,108            $ 6,522         $ 8,127
 9/30/2004         $ 6,354            $ 6,766         $ 8,215
10/31/2004         $ 6,577            $ 6,995         $ 8,340
11/30/2004         $ 6,907            $ 7,356         $ 8,678
12/31/2004         $ 7,185            $ 7,709         $ 8,973
 1/31/2005         $ 6,987            $ 7,502         $ 8,754
 2/28/2005         $ 7,157            $ 7,692         $ 8,938
 3/31/2005         $ 6,917            $ 7,580         $ 8,780
 4/30/2005         $ 6,585            $ 7,280         $ 8,614
 5/31/2005         $ 6,985            $ 7,697         $ 8,888
 6/30/2005         $ 7,195            $ 7,840         $ 8,900
 7/31/2005         $ 7,633            $ 8,297         $ 9,231
 8/31/2005         $ 7,626            $ 8,247         $ 9,147
 9/30/2005         $ 7,702            $ 8,354         $ 9,221
10/31/2005         $ 7,525            $ 8,108         $ 9,067
11/30/2005         $ 7,921            $ 8,548         $ 9,410
12/31/2005         $ 7,942            $ 8,641         $ 9,414
 1/31/2006         $ 8,384            $ 9,159         $ 9,663
 2/28/2006         $ 8,368            $ 9,046         $ 9,689
 3/31/2006         $ 8,536            $ 9,299         $ 9,810
 4/30/2006         $ 8,509            $ 9,338         $ 9,941
 5/31/2006         $ 8,047            $ 8,899         $ 9,655
 6/30/2006         $ 8,026            $ 8,862         $ 9,668
 7/31/2006         $ 7,767            $ 8,545         $ 9,728
 8/31/2006         $ 7,965            $ 8,742         $ 9,959
 9/30/2006         $ 8,039            $ 8,941         $10,216
10/31/2006         $ 8,294            $ 9,284         $10,549
11/30/2006         $ 8,620            $ 9,649         $10,750
12/31/2006         $ 8,540            $ 9,562         $10,900
 1/31/2007         $ 8,797            $ 9,910         $11,065
 2/28/2007         $ 8,897            $ 9,889         $10,849
 3/31/2007         $ 9,044            $ 9,941         $10,970
 4/30/2007         $ 9,392            $10,377         $11,456
 5/31/2007         $ 9,806            $10,798         $11,856
 6/30/2007         $ 9,693            $10,611         $11,659
 7/31/2007         $ 9,457            $10,373         $11,297
 8/31/2007         $ 9,620            $10,429         $11,467
 9/30/2007         $10,167            $10,839         $11,896
10/31/2007         $10,439            $11,115         $12,085
11/30/2007         $ 9,539            $10,626         $11,580
12/31/2007         $ 9,536            $10,655         $11,499
 1/31/2008         $ 8,548            $ 9,808         $10,810
 2/29/2008         $ 8,305            $ 9,659         $10,458
 3/31/2008         $ 8,117            $ 9,488         $10,413
 4/30/2008         $ 8,806            $10,177         $10,920
 5/31/2008         $ 9,199            $10,713         $11,062
 6/30/2008         $ 8,521            $ 9,929         $10,129
 7/31/2008         $ 8,222            $ 9,552         $10,044
 8/31/2008         $ 8,429            $ 9,639         $10,189
 9/30/2008         $ 7,436            $ 8,167         $ 9,281
10/31/2008         $ 5,984            $ 6,375         $ 7,723
11/30/2008         $ 5,459            $ 5,722         $ 7,169
12/31/2008         $ 5,482            $ 5,932         $ 7,245
 1/31/2009         $ 5,271            $ 5,665         $ 6,634
 2/28/2009         $ 4,920            $ 5,234         $ 5,928
 3/31/2009         $ 5,366            $ 5,733         $ 6,447
 4/30/2009         $ 6,036            $ 6,547         $ 7,064
 5/31/2009         $ 6,228            $ 6,886         $ 7,459
 6/30/2009         $ 6,295            $ 6,918         $ 7,474
 7/31/2009         $ 6,741            $ 7,463         $ 8,039
 8/31/2009         $ 6,849            $ 7,692         $ 8,330
 9/30/2009         $ 7,335            $ 8,134         $ 8,640
10/31/2009         $ 7,108            $ 7,808         $ 8,480
11/30/2009         $ 7,387            $ 8,172         $ 8,988
12/31/2009         $ 7,849            $ 8,678         $ 9,162
 1/31/2010         $ 7,522            $ 8,332         $ 8,832
 2/28/2010         $ 7,857            $ 8,745         $ 9,106
 3/31/2010         $ 8,424            $ 9,344         $ 9,656
 4/30/2010         $ 8,725            $ 9,621         $ 9,808

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    4/30/10
-------                    -------
1-Year                     +39.46%
5-Year                      +4.67%
Since Inception (7/1/02)    +6.25%

CLASS B (7/1/02-4/30/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN SMALL-MID
               CAP GROWTH FUND    RUSSELL MIDCAP
DATE              - CLASS B        GROWTH INDEX    S&P 500 Index
----         ------------------   --------------   -------------
  7/1/2002         $10,000            $10,000         $10,000
 7/31/2002         $ 9,063            $ 9,028         $ 9,220
 8/31/2002         $ 9,001            $ 8,997         $ 9,281
 9/30/2002         $ 8,208            $ 8,282         $ 8,272
10/31/2002         $ 8,915            $ 8,924         $ 9,000
11/30/2002         $ 9,684            $ 9,622         $ 9,530
12/31/2002         $ 8,989            $ 9,041         $ 8,970
 1/31/2003         $ 8,861            $ 8,952         $ 8,735
 2/28/2003         $ 8,751            $ 8,874         $ 8,604
 3/31/2003         $ 8,755            $ 9,039         $ 8,688
 4/30/2003         $ 9,453            $ 9,655         $ 9,403
 5/31/2003         $10,329            $10,584         $ 9,899
 6/30/2003         $10,382            $10,735         $10,025
 7/31/2003         $10,637            $11,118         $10,202
 8/31/2003         $11,180            $11,731         $10,401
 9/30/2003         $10,814            $11,503         $10,290
10/31/2003         $11,673            $12,430         $10,873
11/30/2003         $12,063            $12,763         $10,968
12/31/2003         $12,277            $12,902         $11,543
 1/31/2004         $12,618            $13,328         $11,755
 2/29/2004         $12,622            $13,552         $11,919
 3/31/2004         $12,532            $13,526         $11,739
 4/30/2004         $12,035            $13,144         $11,555
 5/31/2004         $12,400            $13,454         $11,713
 6/30/2004         $12,766            $13,668         $11,941
 7/31/2004         $11,903            $12,763         $11,546
 8/31/2004         $11,739            $12,606         $11,592
 9/30/2004         $12,207            $13,077         $11,718
10/31/2004         $12,626            $13,520         $11,897
11/30/2004         $13,251            $14,218         $12,378
12/31/2004         $13,777            $14,899         $12,800
 1/31/2005         $13,391            $14,501         $12,488
 2/28/2005         $13,707            $14,868         $12,750
 3/31/2005         $13,239            $14,651         $12,525
 4/30/2005         $12,598            $14,071         $12,287
 5/31/2005         $13,350            $14,877         $12,678
 6/30/2005         $13,744            $15,153         $12,696
 7/31/2005         $14,570            $16,038         $13,168
 8/31/2005         $14,550            $15,940         $13,048
 9/30/2005         $14,686            $16,146         $13,154
10/31/2005         $14,340            $15,671         $12,934
11/30/2005         $15,080            $16,521         $13,424
12/31/2005         $15,113            $16,702         $13,428
 1/31/2006         $15,943            $17,702         $13,784
 2/28/2006         $15,902            $17,485         $13,821
 3/31/2006         $16,219            $17,973         $13,993
 4/30/2006         $16,157            $18,049         $14,181
 5/31/2006         $15,269            $17,200         $13,773
 6/30/2006         $15,216            $17,129         $13,792
 7/31/2006         $14,718            $16,516         $13,877
 8/31/2006         $15,080            $16,896         $14,207
 9/30/2006         $15,212            $17,282         $14,573
10/31/2006         $15,688            $17,945         $15,048
11/30/2006         $16,293            $18,649         $15,334
12/31/2006         $16,131            $18,482         $15,549
 1/31/2007         $16,608            $19,155         $15,784
 2/28/2007         $16,785            $19,113         $15,476
 3/31/2007         $17,051            $19,214         $15,649
 4/30/2007         $17,697            $20,057         $16,342
 5/31/2007         $18,467            $20,871         $16,912
 6/30/2007         $18,241            $20,509         $16,631
 7/31/2007         $17,790            $20,050         $16,116
 8/31/2007         $18,082            $20,158         $16,357
 9/30/2007         $19,099            $20,949         $16,969
10/31/2007         $19,595            $21,484         $17,239
11/30/2007         $17,896            $20,538         $16,518
12/31/2007         $17,876            $20,594         $16,403
 1/31/2008         $16,016            $18,957         $15,420
 2/29/2008         $15,554            $18,669         $14,919
 3/31/2008         $15,192            $18,339         $14,854
 4/30/2008         $16,473            $19,669         $15,578
 5/31/2008         $17,195            $20,706         $15,779
 6/30/2008         $15,915            $19,191         $14,449
 7/31/2008         $15,346            $18,462         $14,328
 8/31/2008         $15,724            $18,631         $14,535
 9/30/2008         $13,864            $15,785         $13,240
10/31/2008         $11,148            $12,321         $11,016
11/30/2008         $10,165            $11,059         $10,226
12/31/2008         $10,200            $11,466         $10,335
 1/31/2009         $ 9,800            $10,950         $ 9,463
 2/28/2009         $ 9,145            $10,116         $ 8,456
 3/31/2009         $ 9,960            $11,080         $ 9,197
 4/30/2009         $11,203            $12,655         $10,077
 5/31/2009         $11,549            $13,309         $10,640
 6/30/2009         $11,667            $13,370         $10,661
 7/31/2009         $12,483            $14,425         $11,468
 8/31/2009         $12,680            $14,867         $11,882
 9/30/2009         $13,570            $15,722         $12,325
10/31/2009         $13,144            $15,091         $12,096
11/30/2009         $13,650            $15,796         $12,822
12/31/2009         $14,493            $16,773         $13,070
 1/31/2010         $13,880            $16,104         $12,599
 2/28/2010         $14,487            $16,903         $12,990
 3/31/2010         $15,527            $18,060         $13,774
 4/30/2010         $16,071            $18,596         $13,991


                               50 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/10
-------   -------
1-Year    +42.42%
5-Year     +5.00%
10-Year    -1.51%

CLASS C (5/1/00-4/30/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN SMALL-MID
               CAP GROWTH FUND    RUSSELL MIDCAP
DATE              - CLASS C        GROWTH INDEX    S&P 500 Index
----         ------------------   --------------   -------------
  5/1/2000         $10,000            $10,000         $10,000
 5/31/2000         $ 9,336            $ 9,271         $ 9,795
 6/30/2000         $10,776            $10,255         $10,036
 7/31/2000         $10,117            $ 9,606         $ 9,879
 8/31/2000         $11,498            $11,054         $10,493
 9/30/2000         $11,108            $10,514         $ 9,939
10/31/2000         $10,242            $ 9,794         $ 9,897
11/30/2000         $ 8,042            $ 7,666         $ 9,117
12/31/2000         $ 8,706            $ 8,069         $ 9,161
 1/31/2001         $ 9,132            $ 8,530         $ 9,486
 2/28/2001         $ 7,399            $ 7,055         $ 8,621
 3/31/2001         $ 6,596            $ 6,045         $ 8,075
 4/30/2001         $ 7,539            $ 7,053         $ 8,703
 5/31/2001         $ 7,472            $ 7,020         $ 8,761
 6/30/2001         $ 7,386            $ 7,023         $ 8,548
 7/31/2001         $ 6,995            $ 6,550         $ 8,464
 8/31/2001         $ 6,515            $ 6,075         $ 7,934
 9/30/2001         $ 5,517            $ 5,071         $ 7,293
10/31/2001         $ 5,987            $ 5,604         $ 7,432
11/30/2001         $ 6,533            $ 6,207         $ 8,002
12/31/2001         $ 6,867            $ 6,443         $ 8,072
 1/31/2002         $ 6,596            $ 6,234         $ 7,955
 2/28/2002         $ 6,219            $ 5,881         $ 7,801
 3/31/2002         $ 6,666            $ 6,330         $ 8,095
 4/30/2002         $ 6,339            $ 5,994         $ 7,604
 5/31/2002         $ 6,131            $ 5,816         $ 7,548
 6/30/2002         $ 5,547            $ 5,174         $ 7,010
 7/31/2002         $ 4,840            $ 4,671         $ 6,464
 8/31/2002         $ 4,809            $ 4,655         $ 6,506
 9/30/2002         $ 4,385            $ 4,285         $ 5,799
10/31/2002         $ 4,761            $ 4,617         $ 6,310
11/30/2002         $ 5,170            $ 4,978         $ 6,681
12/31/2002         $ 4,800            $ 4,678         $ 6,288
 1/31/2003         $ 4,732            $ 4,632         $ 6,124
 2/28/2003         $ 4,671            $ 4,591         $ 6,032
 3/31/2003         $ 4,673            $ 4,677         $ 6,090
 4/30/2003         $ 5,048            $ 4,995         $ 6,592
 5/31/2003         $ 5,517            $ 5,476         $ 6,939
 6/30/2003         $ 5,544            $ 5,554         $ 7,028
 7/31/2003         $ 5,682            $ 5,752         $ 7,152
 8/31/2003         $ 5,971            $ 6,069         $ 7,291
 9/30/2003         $ 5,777            $ 5,952         $ 7,214
10/31/2003         $ 6,235            $ 6,431         $ 7,622
11/30/2003         $ 6,443            $ 6,603         $ 7,689
12/31/2003         $ 6,558            $ 6,675         $ 8,092
 1/31/2004         $ 6,740            $ 6,896         $ 8,241
 2/29/2004         $ 6,743            $ 7,011         $ 8,355
 3/31/2004         $ 6,695            $ 6,998         $ 8,229
 4/30/2004         $ 6,429            $ 6,801         $ 8,100
 5/31/2004         $ 6,625            $ 6,961         $ 8,211
 6/30/2004         $ 6,824            $ 7,072         $ 8,371
 7/31/2004         $ 6,364            $ 6,603         $ 8,094
 8/31/2004         $ 6,276            $ 6,522         $ 8,127
 9/30/2004         $ 6,526            $ 6,766         $ 8,215
10/31/2004         $ 6,752            $ 6,995         $ 8,340
11/30/2004         $ 7,086            $ 7,356         $ 8,678
12/31/2004         $ 7,361            $ 7,709         $ 8,973
 1/31/2005         $ 7,153            $ 7,502         $ 8,754
 2/28/2005         $ 7,325            $ 7,692         $ 8,938
 3/31/2005         $ 7,072            $ 7,580         $ 8,780
 4/30/2005         $ 6,729            $ 7,280         $ 8,614
 5/31/2005         $ 7,133            $ 7,697         $ 8,888
 6/30/2005         $ 7,343            $ 7,840         $ 8,900
 7/31/2005         $ 7,785            $ 8,297         $ 9,231
 8/31/2005         $ 7,774            $ 8,247         $ 9,147
 9/30/2005         $ 7,846            $ 8,354         $ 9,221
10/31/2005         $ 7,661            $ 8,108         $ 9,067
11/30/2005         $ 8,058            $ 8,548         $ 9,410
12/31/2005         $ 8,076            $ 8,641         $ 9,414
 1/31/2006         $ 8,519            $ 9,159         $ 9,663
 2/28/2006         $ 8,498            $ 9,046         $ 9,689
 3/31/2006         $ 8,665            $ 9,299         $ 9,810
 4/30/2006         $ 8,631            $ 9,338         $ 9,941
 5/31/2006         $ 8,158            $ 8,899         $ 9,655
 6/30/2006         $ 8,130            $ 8,862         $ 9,668
 7/31/2006         $ 7,864            $ 8,545         $ 9,728
 8/31/2006         $ 8,058            $ 8,742         $ 9,959
 9/30/2006         $ 8,128            $ 8,941         $10,216
10/31/2006         $ 8,381            $ 9,284         $10,549
11/30/2006         $ 8,706            $ 9,649         $10,750
12/31/2006         $ 8,617            $ 9,562         $10,900
 1/31/2007         $ 8,875            $ 9,910         $11,065
 2/28/2007         $ 8,970            $ 9,889         $10,849
 3/31/2007         $ 9,111            $ 9,941         $10,970
 4/30/2007         $ 9,457            $10,377         $11,456
 5/31/2007         $ 9,866            $10,798         $11,856
 6/30/2007         $ 9,746            $10,611         $11,659
 7/31/2007         $ 9,505            $10,373         $11,297
 8/31/2007         $ 9,661            $10,429         $11,467
 9/30/2007         $10,204            $10,839         $11,896
10/31/2007         $10,472            $11,115         $12,085
11/30/2007         $ 9,561            $10,626         $11,580
12/31/2007         $ 9,553            $10,655         $11,499
 1/31/2008         $ 8,559            $ 9,808         $10,810
 2/29/2008         $ 8,309            $ 9,659         $10,458
 3/31/2008         $ 8,118            $ 9,488         $10,413
 4/30/2008         $ 8,800            $10,177         $10,920
 5/31/2008         $ 9,185            $10,713         $11,062
 6/30/2008         $ 8,503            $ 9,929         $10,129
 7/31/2008         $ 8,200            $ 9,552         $10,044
 8/31/2008         $ 8,400            $ 9,639         $10,189
 9/30/2008         $ 7,406            $ 8,167         $ 9,281
10/31/2008         $ 5,956            $ 6,375         $ 7,723
11/30/2008         $ 5,432            $ 5,722         $ 7,169
12/31/2008         $ 5,452            $ 5,932         $ 7,245
 1/31/2009         $ 5,239            $ 5,665         $ 6,634
 2/28/2009         $ 4,888            $ 5,234         $ 5,928
 3/31/2009         $ 5,325            $ 5,733         $ 6,447
 4/30/2009         $ 5,989            $ 6,547         $ 7,064
 5/31/2009         $ 6,175            $ 6,886         $ 7,459
 6/30/2009         $ 6,237            $ 6,918         $ 7,474
 7/31/2009         $ 6,674            $ 7,463         $ 8,039
 8/31/2009         $ 6,777            $ 7,692         $ 8,330
 9/30/2009         $ 7,252            $ 8,134         $ 8,640
10/31/2009         $ 7,025            $ 7,808         $ 8,480
11/30/2009         $ 7,297            $ 8,172         $ 8,988
12/31/2009         $ 7,748            $ 8,678         $ 9,162
 1/31/2010         $ 7,418            $ 8,332         $ 8,832
 2/28/2010         $ 7,745            $ 8,745         $ 9,106
 3/31/2010         $ 8,300            $ 9,344         $ 9,656
 4/30/2010         $ 8,590            $ 9,621         $ 9,808

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/10
-------                    -------
1-Year                     +44.16%
5-Year                      +5.52%
Since Inception (1/1/02)    +3.23%

CLASS R (1/1/02-4/30/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN SMALL-MID
               CAP GROWTH FUND    RUSSELL MIDCAP
DATE              - CLASS R        GROWTH INDEX    S&P 500 Index
----         ------------------   --------------   -------------
  1/1/2002         $10,000            $10,000         $10,000
 1/31/2002         $ 9,612            $ 9,675         $ 9,854
 2/28/2002         $ 9,066            $ 9,127         $ 9,664
 3/31/2002         $ 9,721            $ 9,823         $10,027
 4/30/2002         $ 9,246            $ 9,303         $ 9,420
 5/31/2002         $ 8,951            $ 9,026         $ 9,350
 6/30/2002         $ 8,104            $ 8,030         $ 8,684
 7/31/2002         $ 7,073            $ 7,249         $ 8,007
 8/31/2002         $ 7,028            $ 7,224         $ 8,060
 9/30/2002         $ 6,412            $ 6,650         $ 7,184
10/31/2002         $ 6,964            $ 7,165         $ 7,816
11/30/2002         $ 7,568            $ 7,726         $ 8,276
12/31/2002         $ 7,025            $ 7,259         $ 7,790
 1/31/2003         $ 6,932            $ 7,188         $ 7,586
 2/28/2003         $ 6,846            $ 7,126         $ 7,472
 3/31/2003         $ 6,852            $ 7,258         $ 7,545
 4/30/2003         $ 7,401            $ 7,753         $ 8,166
 5/31/2003         $ 8,094            $ 8,498         $ 8,596
 6/30/2003         $ 8,132            $ 8,620         $ 8,706
 7/31/2003         $ 8,338            $ 8,928         $ 8,859
 8/31/2003         $ 8,765            $ 9,419         $ 9,032
 9/30/2003         $ 8,486            $ 9,237         $ 8,936
10/31/2003         $ 9,163            $ 9,981         $ 9,442
11/30/2003         $ 9,471            $10,248         $ 9,525
12/31/2003         $ 9,644            $10,360         $10,024
 1/31/2004         $ 9,917            $10,702         $10,208
 2/29/2004         $ 9,923            $10,882         $10,350
 3/31/2004         $ 9,856            $10,861         $10,194
 4/30/2004         $ 9,468            $10,554         $10,034
 5/31/2004         $ 9,763            $10,803         $10,172
 6/30/2004         $10,052            $10,975         $10,370
 7/31/2004         $ 9,378            $10,248         $10,026
 8/31/2004         $ 9,253            $10,122         $10,067
 9/30/2004         $ 9,625            $10,500         $10,176
10/31/2004         $ 9,962            $10,856         $10,332
11/30/2004         $10,456            $11,417         $10,750
12/31/2004         $10,876            $11,964         $11,115
 1/31/2005         $10,575            $11,643         $10,844
 2/28/2005         $10,832            $11,938         $11,073
 3/31/2005         $10,466            $11,764         $10,877
 4/30/2005         $ 9,962            $11,298         $10,670
 5/31/2005         $10,562            $11,945         $11,010
 6/30/2005         $10,880            $12,168         $11,025
 7/31/2005         $11,538            $12,878         $11,435
 8/31/2005         $11,525            $12,799         $11,331
 9/30/2005         $11,637            $12,965         $11,423
10/31/2005         $11,368            $12,583         $11,232
11/30/2005         $11,961            $13,266         $11,657
12/31/2005         $11,994            $13,411         $11,661
 1/31/2006         $12,656            $14,214         $11,970
 2/28/2006         $12,630            $14,039         $12,003
 3/31/2006         $12,884            $14,432         $12,152
 4/30/2006         $12,839            $14,493         $12,315
 5/31/2006         $12,142            $13,811         $11,961
 6/30/2006         $12,103            $13,754         $11,977
 7/31/2006         $11,715            $13,261         $12,051
 8/31/2006         $12,007            $13,567         $12,338
 9/30/2006         $12,116            $13,876         $12,655
10/31/2006         $12,502            $14,409         $13,068
11/30/2006         $12,990            $14,975         $13,316
12/31/2006         $12,864            $14,840         $13,503
 1/31/2007         $13,250            $15,380         $13,707
 2/28/2007         $13,395            $15,347         $13,439
 3/31/2007         $13,616            $15,428         $13,590
 4/30/2007         $14,137            $16,105         $14,192
 5/31/2007         $14,755            $16,758         $14,687
 6/30/2007         $14,582            $16,468         $14,443
 7/31/2007         $14,227            $16,099         $13,995
 8/31/2007         $14,468            $16,186         $14,205
 9/30/2007         $15,286            $16,821         $14,736
10/31/2007         $15,690            $17,251         $14,970
11/30/2007         $14,334            $16,491         $14,345
12/31/2007         $14,330            $16,536         $14,245
 1/31/2008         $12,841            $15,222         $13,391
 2/29/2008         $12,474            $14,990         $12,956
 3/31/2008         $12,190            $14,725         $12,900
 4/30/2008         $13,221            $15,794         $13,528
 5/31/2008         $13,806            $16,626         $13,703
 6/30/2008         $12,788            $15,410         $12,548
 7/31/2008         $12,334            $14,825         $12,442
 8/31/2008         $12,643            $14,960         $12,622
 9/30/2008         $11,151            $12,675         $11,498
10/31/2008         $ 8,969            $ 9,893         $ 9,567
11/30/2008         $ 8,186            $ 8,880         $ 8,880
12/31/2008         $ 8,217            $ 9,207         $ 8,975
 1/31/2009         $ 7,898            $ 8,792         $ 8,218
 2/28/2009         $ 7,373            $ 8,123         $ 7,343
 3/31/2009         $ 8,035            $ 8,897         $ 7,986
 4/30/2009         $ 9,040            $10,161         $ 8,751
 5/31/2009         $ 9,326            $10,686         $ 9,240
 6/30/2009         $ 9,421            $10,736         $ 9,259
 7/31/2009         $10,087            $11,583         $ 9,959
 8/31/2009         $10,248            $11,937         $10,318
 9/30/2009         $10,972            $12,624         $10,703
10/31/2009         $10,629            $12,117         $10,505
11/30/2009         $11,047            $12,683         $11,135
12/31/2009         $11,734            $13,468         $11,350
 1/31/2010         $11,241            $12,931         $10,941
 2/28/2010         $11,742            $13,573         $11,280
 3/31/2010         $12,586            $14,502         $11,961
 4/30/2010         $13,032            $14,932         $12,150


                               Annual Report | 51

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   4/30/10
-------------   -------
1-Year          +44.93%
5-Year           +6.05%
10-Year          -0.53%

ADVISOR CLASS (5/1/00-4/30/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN SMALL-MID
               CAP GROWTH FUND    RUSSELL MIDCAP
DATE           - ADVISOR CLASS     GROWTH INDEX    S&P 500 Index
----         ------------------   --------------   -------------
  5/1/2000         $10,000            $10,000         $10,000
 5/31/2000         $ 9,346            $ 9,271         $ 9,795
 6/30/2000         $10,796            $10,255         $10,036
 7/31/2000         $10,144            $ 9,606         $ 9,879
 8/31/2000         $11,539            $11,054         $10,493
 9/30/2000         $11,157            $10,514         $ 9,939
10/31/2000         $10,295            $ 9,794         $ 9,897
11/30/2000         $ 8,091            $ 7,666         $ 9,117
12/31/2000         $ 8,767            $ 8,069         $ 9,161
 1/31/2001         $ 9,204            $ 8,530         $ 9,486
 2/28/2001         $ 7,462            $ 7,055         $ 8,621
 3/31/2001         $ 6,657            $ 6,045         $ 8,075
 4/30/2001         $ 7,617            $ 7,053         $ 8,703
 5/31/2001         $ 7,553            $ 7,020         $ 8,761
 6/30/2001         $ 7,473            $ 7,023         $ 8,548
 7/31/2001         $ 7,085            $ 6,550         $ 8,464
 8/31/2001         $ 6,600            $ 6,075         $ 7,934
 9/30/2001         $ 5,596            $ 5,071         $ 7,293
10/31/2001         $ 6,075            $ 5,604         $ 7,432
11/30/2001         $ 6,635            $ 6,207         $ 8,002
12/31/2001         $ 6,982            $ 6,443         $ 8,072
 1/31/2002         $ 6,710            $ 6,234         $ 7,955
 2/28/2002         $ 6,333            $ 5,881         $ 7,801
 3/31/2002         $ 6,792            $ 6,330         $ 8,095
 4/30/2002         $ 6,467            $ 5,994         $ 7,604
 5/31/2002         $ 6,259            $ 5,816         $ 7,548
 6/30/2002         $ 5,666            $ 5,174         $ 7,010
 7/31/2002         $ 4,948            $ 4,671         $ 6,464
 8/31/2002         $ 4,921            $ 4,655         $ 6,506
 9/30/2002         $ 4,491            $ 4,285         $ 5,799
10/31/2002         $ 4,879            $ 4,617         $ 6,310
11/30/2002         $ 5,305            $ 4,978         $ 6,681
12/31/2002         $ 4,928            $ 4,678         $ 6,288
 1/31/2003         $ 4,863            $ 4,632         $ 6,124
 2/28/2003         $ 4,805            $ 4,591         $ 6,032
 3/31/2003         $ 4,812            $ 4,677         $ 6,090
 4/30/2003         $ 5,200            $ 4,995         $ 6,592
 5/31/2003         $ 5,688            $ 5,476         $ 6,939
 6/30/2003         $ 5,722            $ 5,554         $ 7,028
 7/31/2003         $ 5,867            $ 5,752         $ 7,152
 8/31/2003         $ 6,172            $ 6,069         $ 7,291
 9/30/2003         $ 5,976            $ 5,952         $ 7,214
10/31/2003         $ 6,455            $ 6,431         $ 7,622
11/30/2003         $ 6,676            $ 6,603         $ 7,689
12/31/2003         $ 6,801            $ 6,675         $ 8,092
 1/31/2004         $ 6,997            $ 6,896         $ 8,241
 2/29/2004         $ 7,004            $ 7,011         $ 8,355
 3/31/2004         $ 6,959            $ 6,998         $ 8,229
 4/30/2004         $ 6,687            $ 6,801         $ 8,100
 5/31/2004         $ 6,899            $ 6,961         $ 8,211
 6/30/2004         $ 7,107            $ 7,072         $ 8,371
 7/31/2004         $ 6,634            $ 6,603         $ 8,094
 8/31/2004         $ 6,547            $ 6,522         $ 8,127
 9/30/2004         $ 6,812            $ 6,766         $ 8,215
10/31/2004         $ 7,053            $ 6,995         $ 8,340
11/30/2004         $ 7,408            $ 7,356         $ 8,678
12/31/2004         $ 7,709            $ 7,709         $ 8,973
 1/31/2005         $ 7,499            $ 7,502         $ 8,754
 2/28/2005         $ 7,682            $ 7,692         $ 8,938
 3/31/2005         $ 7,425            $ 7,580         $ 8,780
 4/30/2005         $ 7,071            $ 7,280         $ 8,614
 5/31/2005         $ 7,501            $ 7,697         $ 8,888
 6/30/2005         $ 7,729            $ 7,840         $ 8,900
 7/31/2005         $ 8,199            $ 8,297         $ 9,231
 8/31/2005         $ 8,195            $ 8,247         $ 9,147
 9/30/2005         $ 8,279            $ 8,354         $ 9,221
10/31/2005         $ 8,090            $ 8,108         $ 9,067
11/30/2005         $ 8,516            $ 8,548         $ 9,410
12/31/2005         $ 8,542            $ 8,641         $ 9,414
 1/31/2006         $ 9,019            $ 9,159         $ 9,663
 2/28/2006         $ 9,001            $ 9,046         $ 9,689
 3/31/2006         $ 9,187            $ 9,299         $ 9,810
 4/30/2006         $ 9,160            $ 9,338         $ 9,941
 5/31/2006         $ 8,665            $ 8,899         $ 9,655
 6/30/2006         $ 8,643            $ 8,862         $ 9,668
 7/31/2006         $ 8,368            $ 8,545         $ 9,728
 8/31/2006         $ 8,580            $ 8,742         $ 9,959
 9/30/2006         $ 8,663            $ 8,941         $10,216
10/31/2006         $ 8,941            $ 9,284         $10,549
11/30/2006         $ 9,292            $ 9,649         $10,750
12/31/2006         $ 9,206            $ 9,562         $10,900
 1/31/2007         $ 9,490            $ 9,910         $11,065
 2/28/2007         $ 9,598            $ 9,889         $10,849
 3/31/2007         $ 9,759            $ 9,941         $10,970
 4/30/2007         $10,135            $10,377         $11,456
 5/31/2007         $10,584            $10,798         $11,856
 6/30/2007         $10,467            $10,611         $11,659
 7/31/2007         $10,215            $10,373         $11,297
 8/31/2007         $10,392            $10,429         $11,467
 9/30/2007         $10,985            $10,839         $11,896
10/31/2007         $11,281            $11,115         $12,085
11/30/2007         $10,308            $10,626         $11,580
12/31/2007         $10,308            $10,655         $11,499
 1/31/2008         $ 9,242            $ 9,808         $10,810
 2/29/2008         $ 8,983            $ 9,659         $10,458
 3/31/2008         $ 8,780            $ 9,488         $10,413
 4/30/2008         $ 9,527            $10,177         $10,920
 5/31/2008         $ 9,955            $10,713         $11,062
 6/30/2008         $ 9,222            $ 9,929         $10,129
 7/31/2008         $ 8,900            $ 9,552         $10,044
 8/31/2008         $ 9,125            $ 9,639         $10,189
 9/30/2008         $ 8,054            $ 8,167         $ 9,281
10/31/2008         $ 6,481            $ 6,375         $ 7,723
11/30/2008         $ 5,916            $ 5,722         $ 7,169
12/31/2008         $ 5,944            $ 5,932         $ 7,245
 1/31/2009         $ 5,715            $ 5,665         $ 6,634
 2/28/2009         $ 5,335            $ 5,234         $ 5,928
 3/31/2009         $ 5,818            $ 5,733         $ 6,447
 4/30/2009         $ 6,547            $ 6,547         $ 7,064
 5/31/2009         $ 6,758            $ 6,886         $ 7,459
 6/30/2009         $ 6,830            $ 6,918         $ 7,474
 7/31/2009         $ 7,316            $ 7,463         $ 8,039
 8/31/2009         $ 7,436            $ 7,692         $ 8,330
 9/30/2009         $ 7,965            $ 8,134         $ 8,640
10/31/2009         $ 7,719            $ 7,808         $ 8,480
11/30/2009         $ 8,025            $ 8,172         $ 8,988
12/31/2009         $ 8,528            $ 8,678         $ 9,162
 1/31/2010         $ 8,174            $ 8,332         $ 8,832
 2/28/2010         $ 8,540            $ 8,745         $ 9,106
 3/31/2010         $ 9,160            $ 9,344         $ 9,656
 4/30/2010         $ 9,486            $ 9,621         $ 9,808

ENDNOTES

INVESTORS SHOULD BE COMFORTABLE WITH FLUCTUATIONS IN THE VALUE OF THEIR INVESTMENT, AS SMALL AND MIDSIZED COMPANY STOCKS CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. SMALLER OR RELATIVELY NEW OR UNSEASONED COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN HIGHLY VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.


                               52 | Annual Report

Your Fund's Expenses

FRANKLIN SMALL-MID CAP GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 53

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000          $1,227.30               $5.58
Hypothetical (5% return before expenses)         $1,000          $1,019.79               $5.06
CLASS B
Actual                                           $1,000          $1,222.70               $9.59
Hypothetical (5% return before expenses)         $1,000          $1,016.17               $8.70
CLASS C
Actual                                           $1,000          $1,222.70               $9.70
Hypothetical (5% return before expenses)         $1,000          $1,016.07               $8.80
CLASS R
Actual                                           $1,000          $1,226.20               $6.95
Hypothetical (5% return before expenses)         $1,000          $1,018.55               $6.31
ADVISOR CLASS
Actual                                           $1,000          $1,228.90               $4.20
Hypothetical (5% return before expenses)         $1,000          $1,021.03               $3.81

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.01%; B: 1.74%; C: 1.76%; R: 1.26%; and
     Advisor: 0.76%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               54 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FLEX CAP GROWTH FUND

                                                                             YEAR ENDED APRIL 30,
                                                     -----------------------------------------------------------------
CLASS A                                                 2010         2009          2008          2007          2006
-------                                              ----------   ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    32.46   $    45.77    $    45.15    $    42.45    $    35.26
                                                     ----------   ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income (loss)(b) ...............        (0.06)       (0.03)        (0.05)         0.06          0.11
   Net realized and unrealized gains (losses) ....        11.15       (13.28)         1.43          2.70          7.08
                                                     ----------   ----------    ----------    ----------    ----------
Total from investment operations .................        11.09       (13.31)         1.38          2.76          7.19
                                                     ----------   ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income .........................           --           --         (0.02)        (0.06)           --
   Net realized gains ............................           --           --         (0.74)           --            --
                                                     ----------   ----------    ----------    ----------    ----------
Total distributions ..............................           --           --         (0.76)        (0.06)           --
                                                     ----------   ----------    ----------    ----------    ----------
Redemption fees(c) ...............................           --           --(d)         --(d)         --(d)         --(d)
                                                     ----------   ----------    ----------    ----------    ----------
Net asset value, end of year .....................   $    43.55   $    32.46    $    45.77    $    45.15    $    42.45
                                                     ==========   ==========    ==========    ==========    ==========
Total return(e) ..................................        34.17%      (29.08)%        2.98%         6.50%        20.39%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................         1.01%        1.00%         0.94%         0.96%         0.93%
Expenses net of waiver and payments by
   affiliates(f) .................................         0.99%        1.00%         0.93%         0.96%         0.93%
Net investment income (loss) .....................        (0.16)%      (0.08)%       (0.10)%        0.15%         0.27%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $1,899,703   $1,370,025    $2,011,348    $1,977,605    $2,070,364
Portfolio turnover rate ..........................        47.70%       35.95%        36.70%        62.54%        66.63%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 55

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                      YEAR ENDED APRIL 30,
                                                     ----------------------------------------------------
CLASS B                                                2010      2009       2008       2007        2006
-------                                              -------   -------    -------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 30.04   $ 42.66    $ 42.43    $  40.14    $  33.59
                                                     -------   -------    -------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............     (0.31)    (0.29)     (0.37)      (0.23)      (0.19)
   Net realized and unrealized gains (losses) ....     10.27    (12.33)      1.34        2.52        6.74
                                                     -------   -------    -------    --------    --------
Total from investment operations .................      9.96    (12.62)      0.97        2.29        6.55
                                                     -------   -------    -------    --------    --------
Less distributions from net realized gains .......        --        --      (0.74)         --          --
                                                     -------   -------    -------    --------    --------
Redemption fees(c) ...............................        --        --(d)      --(d)       --(d)       --(d)
                                                     -------   -------    -------    --------    --------
Net asset value, end of year .....................   $ 40.00   $ 30.04    $ 42.66    $  42.43    $  40.14
                                                     =======   =======    =======    ========    ========
Total return(e) ..................................     33.16%   (29.58)%     2.19%       5.71%      19.50%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................      1.75%     1.75%      1.69%       1.71%       1.68%
Expenses net of waiver and payments by
   affiliates(f) .................................      1.73%     1.75%      1.68%       1.71%       1.68%
Net investment income (loss) .....................     (0.90)%   (0.83)%    (0.85)%     (0.60)%     (0.48)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $36,922   $42,485    $95,600    $118,806    $143,477
Portfolio turnover rate ..........................     47.70%    35.95%     36.70%      62.54%      66.63%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               56 | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                       YEAR ENDED APRIL 30,
                                                     -------------------------------------------------------
CLASS C                                                2010       2009        2008        2007        2006
-------                                              --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  30.10   $  42.76    $  42.52    $  40.22    $  33.66
                                                     --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............      (0.32)     (0.28)      (0.37)      (0.23)      (0.18)
   Net realized and unrealized gains (losses) ....      10.30     (12.38)       1.35        2.53        6.74
                                                     --------   --------    --------    --------    --------
Total from investment operations .................       9.98     (12.66)       0.98        2.30        6.56
                                                     --------   --------    --------    --------    --------
Less distributions from net realized gains .......         --         --       (0.74)         --          --
                                                     --------   --------    --------    --------    --------
Redemption fees(c) ...............................         --         --(d)       --(d)       --(d)       --(d)
                                                     --------   --------    --------    --------    --------
Net asset value, end of year .....................   $  40.08   $  30.10    $  42.76    $  42.52    $  40.22
                                                     ========   ========    ========    ========    ========
Total return(e) ..................................      33.16%    (29.61)%      2.21%       5.72%      19.49%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................       1.76%      1.74%       1.69%       1.69%       1.68%
Expenses net of waiver and payments by
   affiliates(f) .................................       1.74%      1.74%       1.68%       1.69%       1.68%
Net investment income (loss) .....................      (0.91)%    (0.82)%     (0.85)%     (0.58)%     (0.48)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $315,013   $243,308    $375,822    $371,164    $388,478
Portfolio turnover rate ..........................      47.70%     35.95%      36.70%      62.54%      66.63%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 57

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                     YEAR ENDED APRIL 30,
                                                     --------------------------------------------------
CLASS R                                                2010      2009       2008       2007       2006
-------                                              -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 31.91   $ 45.10    $ 44.61    $ 42.01    $ 34.98
                                                     -------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ...............     (0.16)    (0.12)     (0.16)     (0.04)      0.01
   Net realized and unrealized gains (losses) ....     10.95    (13.07)      1.41       2.66       7.02
                                                     -------   -------    -------    -------    -------
Total from investment operations .................     10.79    (13.19)      1.25       2.62       7.03
                                                     -------   -------    -------    -------    -------
Less distributions from:
   Net investment income .........................        --        --      (0.02)     (0.02)        --
   Net realized gains ............................        --        --      (0.74)        --         --
                                                     -------   -------    -------    -------    -------
Total distributions ..............................        --        --      (0.76)     (0.02)        --
                                                     -------   -------    -------    -------    -------
Redemption fees(c) ...............................        --        --(d)      --(d)      --(d)      --(d)
                                                     -------   -------    -------    -------    -------
Net asset value, end of year .....................   $ 42.70   $ 31.91    $ 45.10    $ 44.61    $ 42.01
                                                     =======   =======    =======    =======    =======
Total return(e) ..................................     33.81%   (29.25)%     2.73%      6.25%     20.07%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................      1.26%     1.25%      1.19%      1.21%      1.18%
Expenses net of waiver and payments by
   affiliates(f) .................................      1.24%     1.25%      1.18%      1.21%      1.18%
Net investment income (loss) .....................     (0.41)%   (0.33)%    (0.35)%    (0.10)%     0.02%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $60,904   $43,940    $66,250    $81,398    $91,229
Portfolio turnover rate ..........................     47.70%    35.95%     36.70%     62.54%     66.63%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               58 | Annual Report

Franklin Strategic Series

FRANKLIN FLEX CAP GROWTH FUND

                                                                       YEAR ENDED APRIL 30,
                                                     -------------------------------------------------------
ADVISOR CLASS                                          2010       2009        2008        2007        2006
-------------                                        --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  32.82   $  46.15    $  45.41    $  42.63    $  35.32
                                                     --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ......................       0.04       0.07        0.07        0.16        0.23
   Net realized and unrealized gains (losses) ....      11.28     (13.40)       1.43        2.71        7.08
                                                     --------   --------    --------    --------    --------
Total from investment operations .................      11.32     (13.33)       1.50        2.87        7.31
                                                     --------   --------    --------    --------    --------
Less distributions from:
   Net investment income .........................         --         --       (0.02)      (0.09)         --
   Net realized gains ............................         --         --       (0.74)         --          --
                                                     --------   --------    --------    --------    --------
Total distributions ..............................         --         --       (0.76)      (0.09)         --
                                                     --------   --------    --------    --------    --------
Redemption fees(c) ...............................         --         --(d)       --(d)       --(d)       --(d)
                                                     --------   --------    --------    --------    --------
Net asset value, end of year .....................   $  44.14   $  32.82    $  46.15    $  45.41    $  42.63
                                                     ========   ========    ========    ========    ========
Total return(e) ..................................      34.49%    (28.88)%      3.23%       6.77%      20.67%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................       0.76%      0.75%       0.69%       0.71%       0.68%
Expenses net of waiver and payments by
   affiliates(f) .................................       0.74%      0.75%       0.68%       0.71%       0.68%
Net investment income ............................       0.09%      0.17%       0.15%       0.40%       0.52%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $856,298   $364,798    $348,245    $297,856    $209,680
Portfolio turnover rate ..........................      47.70%     35.95%      36.70%      62.54%      66.63%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 59

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2010

       FRANKLIN FLEX CAP GROWTH FUND                                              SHARES          VALUE
       -----------------------------                                           -----------   --------------
       COMMON STOCKS 96.7%
       AUTOMOBILES & COMPONENTS 1.8%
       Johnson Controls Inc. ...............................................     1,700,000   $   57,102,999
                                                                                             --------------
       BANKS 1.1%
       Wells Fargo & Co. ...................................................     1,000,000       33,110,000
                                                                                             --------------
       CAPITAL GOODS 7.2%
       Cummins Inc. ........................................................       400,000       28,892,000
       Danaher Corp. .......................................................       425,000       35,819,000
(a)    First Solar Inc. ....................................................       165,000       23,685,750
       Flowserve Corp. .....................................................       350,000       40,103,000
(a)    Jacobs Engineering Group Inc. .......................................       350,000       16,877,000
       Precision Castparts Corp. ...........................................       400,000       51,336,000
       United Technologies Corp. ...........................................       425,000       31,853,750
                                                                                             --------------
                                                                                                228,566,500
                                                                                             --------------
       COMMERCIAL & PROFESSIONAL SERVICES 1.1%
(a)    Stericycle Inc. .....................................................       600,000       35,340,000
                                                                                             --------------
       CONSUMER DURABLES & APPAREL 2.1%
       NIKE Inc., B ........................................................       450,000       34,159,500
       Polo Ralph Lauren Corp. .............................................       375,000       33,712,500
                                                                                             --------------
                                                                                                 67,872,000
                                                                                             --------------
       CONSUMER SERVICES 1.4%
(a)    Apollo Group Inc., A ................................................       500,000       28,705,000
       Marriott International Inc., A ......................................       450,000       16,542,000
                                                                                             --------------
                                                                                                 45,247,000
                                                                                             --------------
       DIVERSIFIED FINANCIALS 3.6%
       BlackRock Inc. ......................................................        85,000       15,640,000
       JPMorgan Chase & Co. ................................................       700,000       29,806,000
       Lazard Ltd. .........................................................       850,000       32,861,000
       T. Rowe Price Group Inc. ............................................       600,000       34,506,000
                                                                                             --------------
                                                                                                112,813,000
                                                                                             --------------
       ENERGY 6.4%
       Anadarko Petroleum Corp. ............................................       550,000       34,188,000
(a)    Cameron International Corp. .........................................       900,000       35,514,000
(a)    Concho Resources Inc. ...............................................       900,000       51,138,000
(a)    FMC Technologies Inc. ...............................................       365,000       24,706,850
(a)    Petrohawk Energy Corp. ..............................................     1,150,000       24,828,500
       Smith International Inc. ............................................       700,000       33,432,000
                                                                                             --------------
                                                                                                203,807,350
                                                                                             --------------
       FOOD & STAPLES RETAILING 1.8%
       CVS Caremark Corp. ..................................................     1,575,000       58,164,750
                                                                                             --------------
       FOOD, BEVERAGE & TOBACCO 1.9%
(a)    Hansen Natural Corp. ................................................       625,000       27,550,000
       PepsiCo Inc. ........................................................       500,000       32,610,000
                                                                                             --------------
                                                                                                 60,160,000
                                                                                             --------------


                               60 | Annual Report

Franklin Strategic Series

       FRANKLIN FLEX CAP GROWTH FUND                                              SHARES          VALUE
       -----------------------------                                           -----------   --------------
       COMMON STOCKS (CONTINUED)
       HEALTH CARE EQUIPMENT & SERVICES 8.9%
(a)    Athenahealth Inc. ...................................................       575,000   $   16,686,500
       C. R. Bard Inc. .....................................................       375,000       32,448,750
       Covidien PLC ........................................................       350,000       16,796,500
(a)    DaVita Inc. .........................................................       400,000       24,972,000
(a)    Edwards Lifesciences Corp. ..........................................       120,702       12,441,962
(a)    Express Scripts Inc. ................................................       475,000       47,561,750
(a)    Intuitive Surgical Inc. .............................................       135,000       48,675,600
       Stryker Corp. .......................................................       400,000       22,976,000
(a)    Varian Medical Systems Inc. .........................................       425,000       23,961,500
(a)    VCA Antech Inc. .....................................................     1,250,000       35,575,000
                                                                                             --------------
                                                                                                282,095,562
                                                                                             --------------
       HOUSEHOLD & PERSONAL PRODUCTS 1.0%
       The Procter & Gamble Co. ............................................       500,000       31,080,000
                                                                                             --------------
       INSURANCE 1.6%
       Aflac Inc. ..........................................................     1,000,000       50,960,000
                                                                                             --------------
       MATERIALS 4.6%
       Celanese Corp., A ...................................................     1,250,000       39,987,500
       Ecolab Inc. .........................................................       900,000       43,956,000
       Praxair Inc. ........................................................       750,000       62,827,500
                                                                                             --------------
                                                                                                146,771,000
                                                                                             --------------
       MEDIA 1.5%
(a)    Discovery Communications Inc., C ....................................       469,240       15,658,539
       The Walt Disney Co. .................................................       900,000       33,156,000
                                                                                             --------------
                                                                                                 48,814,539
                                                                                             --------------
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 7.9%
       Abbott Laboratories .................................................       300,000       15,348,000
(a)    Celgene Corp. .......................................................       825,000       51,108,750
(a)    Gilead Sciences Inc. ................................................       800,000       31,736,000
       Johnson & Johnson ...................................................       350,000       22,505,000
       Merck & Co. Inc. ....................................................     1,250,000       43,800,000
(a)    Onyx Pharmaceuticals Inc. ...........................................       600,000       17,322,000
(a)    Salix Pharmaceuticals Ltd. ..........................................       372,774       14,985,515
(a)    Talecris Biotherapeutics Holdings Corp. .............................       479,500        8,990,625
(a)    Waters Corp. ........................................................       600,000       43,194,000
                                                                                             --------------
                                                                                                248,989,890
                                                                                             --------------
       RETAILING 5.4%
(a)    Amazon.com Inc. .....................................................       300,000       41,118,000
(a)    Dollar General Corp. ................................................     1,131,500       32,326,955
       Expedia Inc. ........................................................       700,000       16,527,000
(a)    Kohl's Corp. ........................................................       550,000       30,244,500
(a)    Priceline.com Inc. ..................................................        95,000       24,894,750
(a)    Urban Outfitters Inc. ...............................................       650,000       24,381,500
                                                                                             --------------
                                                                                                169,492,705
                                                                                             --------------


                               Annual Report | 61

Franklin Strategic Series

       FRANKLIN FLEX CAP GROWTH FUND                                              SHARES          VALUE
       -----------------------------                                           -----------   --------------
       COMMON STOCKS (CONTINUED)
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.7%
       Analog Devices Inc. .................................................       600,000   $   17,958,000
       Intel Corp. .........................................................     1,050,000       23,971,500
(a)    Lam Research Corp. ..................................................       450,000       18,247,500
       Microchip Technology Inc. ...........................................       800,000       23,368,000
       Xilinx Inc. .........................................................     1,250,000       32,225,000
                                                                                             --------------
                                                                                                115,770,000
                                                                                             --------------
       SOFTWARE & SERVICES 12.2%
(a)    Alliance Data Systems Corp. .........................................       275,000       20,641,500
(a)    Concur Technologies Inc. ............................................       400,000       16,764,000
       FactSet Research Systems Inc. .......................................       300,000       22,566,000
(a)    Google Inc., A ......................................................       110,000       57,798,400
       MasterCard Inc., A ..................................................       220,000       54,568,800
(a)    Nuance Communications Inc. ..........................................     1,900,000       34,713,000
       Oracle Corp. ........................................................     1,650,000       42,636,000
       Paychex Inc. ........................................................       550,000       16,830,000
(a)    SAIC Inc. ...........................................................     1,400,000       24,374,000
(a)    SS&C Technologies Holdings Inc. .....................................       228,800        3,839,264
(a)    Sybase Inc. .........................................................       875,000       37,957,500
       Visa Inc., A ........................................................       600,000       54,138,000
                                                                                             --------------
                                                                                                386,826,464
                                                                                             --------------
       TECHNOLOGY HARDWARE & EQUIPMENT 16.1%
(a)    Apple Inc. ..........................................................       460,000      120,115,200
(a)    Cisco Systems Inc. ..................................................     3,400,000       91,528,000
(a)    EMC Corp. ...........................................................     1,850,000       35,168,500
(a)    FLIR Systems Inc. ...................................................     1,150,000       35,178,500
       Hewlett-Packard Co. .................................................     1,400,000       72,758,000
(a)    Juniper Networks Inc. ...............................................       750,000       21,307,500
       National Instruments Corp. ..........................................       750,000       25,935,000
(a)    NetApp Inc. .........................................................     1,000,000       34,670,000
       QUALCOMM Inc. .......................................................     1,250,000       48,425,000
(a)    Trimble Navigation Ltd. .............................................       800,000       26,168,000
                                                                                             --------------
                                                                                                511,253,700
                                                                                             --------------
       TELECOMMUNICATION SERVICES 2.5%
(a)    American Tower Corp., A .............................................     1,000,000       40,810,000
(a, b) Anda Networks .......................................................        36,443           26,603
(a)    NII Holdings Inc. ...................................................       900,000       38,178,000
                                                                                             --------------
                                                                                                 79,014,603
                                                                                             --------------
       TRANSPORTATION 2.9%
       C.H. Robinson Worldwide Inc. ........................................       275,000       16,582,500
       Expeditors International of Washington Inc. .........................       850,000       34,629,000
       FedEx Corp. .........................................................       450,000       40,504,500
                                                                                             --------------
                                                                                                 91,716,000
                                                                                             --------------
       TOTAL COMMON STOCKS (COST $2,264,634,783) ...........................                  3,064,968,062
                                                                                             --------------


                               62 | Annual Report

Franklin Strategic Series

       FRANKLIN FLEX CAP GROWTH FUND                                              SHARES          VALUE
       -----------------------------                                           -----------   --------------
       PREFERRED STOCKS (COST $9,999,998) 0.3%
       PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.3%
(a, b) FibroGen Inc., pfd., E ..............................................     2,227,171   $   10,022,270
                                                                                             --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $2,274,634,781) ............................................                  3,074,990,332
                                                                                             --------------
       SHORT TERM INVESTMENTS (COST $106,406,553) 3.4%
       MONEY MARKET FUNDS 3.4%
(c)    Institutional Fiduciary Trust Money Market Portfolio, 0.00% .........   106,406,553      106,406,553
                                                                                             --------------
       TOTAL INVESTMENTS (COST $2,381,041,334) 100.4% ......................                  3,181,396,885
       OTHER ASSETS, LESS LIABILITIES (0.4)% ...............................                    (12,557,803)
                                                                                             --------------
       NET ASSETS 100.0% ...................................................                 $3,168,839,082
                                                                                             ==============

(a)  Non-income producing.

(b)  See Note 8 regarding restricted securities.

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 63

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN FOCUSED CORE EQUITY FUND

                                                              YEAR ENDED APRIL 30,
                                                       ---------------------------------
CLASS A                                                  2010         2009       2008(a)
-------                                                -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  6.27      $  8.69      $ 10.00
                                                       -------      -------      -------
Income from investment operations(b):
   Net investment income(c) ........................      0.02         0.06         0.03
   Net realized and unrealized gains (losses) ......      2.74        (2.36)       (1.34)
                                                       -------      -------      -------
Total from investment operations ...................      2.76        (2.30)       (1.31)
                                                       -------      -------      -------
Less distributions from:
   Net investment income ...........................        --(d)     (0.10)          --
   Net realized gains ..............................        --        (0.02)          --
                                                       -------      -------      -------
Total distributions ................................        --(d)     (0.12)          --
                                                       -------      -------      -------
Net asset value, end of year .......................   $  9.03      $  6.27      $  8.69
                                                       =======      =======      =======
Total return(e) ....................................     44.05%      (26.07)%     (13.10)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ..      2.04%        3.99%        5.48%
Expenses net of waiver and payments by affiliates ..      1.09%(g)     1.17%(g)     1.22%
Net investment income ..............................      0.21%        0.91%        0.91%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $10,974      $ 4,889      $ 4,652
Portfolio turnover rate ............................     42.73%       83.29%       35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               64 | Annual Report

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                              YEAR ENDED APRIL 30,
                                                       --------------------------------
CLASS C                                                 2010         2009       2008(a)
-------                                                ------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 6.24      $  8.67      $ 10.00
                                                       ------      -------      -------
Income from investment operations(b):
   Net investment income (loss)(c) .................    (0.05)       --(d)         0.01
   Net realized and unrealized gains (losses) ......     2.71        (2.33)       (1.34)
                                                       ------      -------      -------
Total from investment operations ...................     2.66        (2.33)       (1.33)
                                                       ------      -------      -------
Less distributions from:
   Net investment income ...........................       --(d)     (0.08)          --
   Net realized gains ..............................       --        (0.02)          --
                                                       ------      -------      -------
Total distributions ................................       --(d)     (0.10)          --
                                                       ------      -------      -------
Net asset value, end of year .......................   $ 8.90      $  6.24      $  8.67
                                                       ======      =======      =======
Total return(e) ....................................    42.65%      (26.56)%     (13.30)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ..     2.84%        4.67%        6.11%
Expenses net of waiver and payments by affiliates ..     1.89%(g)     1.85%(g)     1.85%
Net investment income (loss) .......................    (0.59)%       0.23%        0.28%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $1,853      $   106      $    41
Portfolio turnover rate ............................    42.73%       83.29%       35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 65

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                              YEAR ENDED APRIL 30,
                                                       -------------------------------
CLASS R                                                 2010         2009      2008(a)
-------                                                ------      -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 6.27      $  8.68     $ 10.00
                                                       ------      -------     -------
Income from investment operations(b):
   Net investment income (loss)(c) .................    (0.01)        0.05        0.03
   Net realized and unrealized gains (losses) ......     2.74        (2.36)      (1.35)
                                                       ------      -------     -------
Total from investment operations ...................     2.73        (2.31)      (1.32)
                                                       ------      -------     -------
Less distributions from:
   Net investment income ...........................       --        (0.08)         --
   Net realized gains ..............................       --        (0.02)         --
                                                       ------      -------     -------
Total distributions ................................       --        (0.10)         --
                                                       ------      -------     -------
Net asset value, end of year .......................   $ 9.00      $  6.27     $  8.68
                                                       ======      =======     =======
Total return(d) ....................................    43.54%      (26.30)%    (13.20)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ..     2.34%        4.21%       5.65%
Expenses net of waiver and payments by affiliates ..     1.39%(f)     1.39%(f)    1.39%
Net investment income (loss) .......................    (0.09)%       0.69%       0.74%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $   21      $     6     $     9
Portfolio turnover rate ............................    42.73%       83.29%      35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               66 | Annual Report

Franklin Strategic Series

FRANKLIN FOCUSED CORE EQUITY FUND

                                                             YEAR ENDED APRIL 30,
                                                       --------------------------------
ADVISOR CLASS                                           2010         2009       2008(a)
-------------                                          ------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 6.28      $  8.70      $ 10.00
                                                       ------      -------      -------
Income from investment operations(b):
   Net investment income(c) ........................     0.04         0.08         0.04
   Net realized and unrealized gains (losses) ......     2.74        (2.37)       (1.34)
                                                       ------      -------      -------
Total from investment operations ...................     2.78        (2.29)       (1.30)
                                                       ------      -------      -------
Less distributions from:
   Net investment income ...........................       --(d)     (0.11)          --
   Net realized gains ..............................       --        (0.02)          --
                                                       ------      -------      -------
Total distributions ................................       --(d)     (0.13)          --
                                                       ------      -------      -------
Net asset value, end of year .......................   $ 9.06      $  6.28      $  8.70
                                                       ======      =======      =======
Total return(e) ....................................    44.34%      (25.93)%     (13.00)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by affiliates ..     1.84%        3.71%        5.15%
Expenses net of waiver and payments by affiliates ..     0.89%(g)     0.89%(g)     0.89%
Net investment income ..............................     0.41%        1.19%        1.24%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $1,182      $   167      $   171
Portfolio turnover rate ............................    42.73%       83.29%       35.64%

(a) For the period December 13, 2007 (commencement of operations) to April 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 67

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2010

    FRANKLIN FOCUSED CORE EQUITY FUND                        COUNTRY       SHARES       VALUE
    ---------------------------------                     -------------   -------   -----------
    COMMON STOCKS 94.6%
    CONSUMER DISCRETIONARY 7.8%
(a) Apollo Group Inc., A ..............................   United States    10,490   $   602,231
(a) Harman International Industries Inc. ..............   United States     5,230       206,480
    Target Corp. ......................................   United States     5,110       290,606
                                                                                    -----------
                                                                                      1,099,317
                                                                                    -----------
    CONSUMER STAPLES 7.3%
    Corn Products International Inc. ..................   United States     5,330       191,880
    CVS Caremark Corp. ................................   United States    15,610       576,477
(a) Hansen Natural Corp. ..............................   United States     5,900       260,072
                                                                                    -----------
                                                                                      1,028,429
                                                                                    -----------
    ENERGY 9.1%
    Marathon Oil Corp. ................................   United States    16,930       544,300
(a) Petrohawk Energy Corp. ............................   United States    14,470       312,407
    Petroplus Holdings AG .............................    Switzerland     23,153       416,722
                                                                                    -----------
                                                                                      1,273,429
                                                                                    -----------
    FINANCIALS 17.2%
(a) Berkshire Hathaway Inc., B ........................   United States     6,730       518,210
    JPMorgan Chase & Co. ..............................   United States    10,530       448,367
    Legg Mason Inc. ...................................   United States     7,370       233,555
    Loews Corp. .......................................   United States     8,430       313,933
    Northern Trust Corp. ..............................   United States     8,350       459,083
    U.S. Bancorp ......................................   United States    16,480       441,170
                                                                                    -----------
                                                                                      2,414,318
                                                                                    -----------
    HEALTH CARE 17.0%
    Aetna Inc. ........................................   United States    15,970       471,914
    Alcon Inc. ........................................    Switzerland      1,620       252,493
    Merck & Co. Inc. ..................................   United States    25,554       895,412
    Pharmaceutical Product Development Inc. ...........   United States     7,340       201,850
    Roche Holding AG ..................................    Switzerland      3,580       565,552
                                                                                    -----------
                                                                                      2,387,221
                                                                                    -----------
    INDUSTRIALS 13.0%
    3M Co. ............................................   United States     2,760       244,729
    FedEx Corp. .......................................   United States     2,340       210,623
    Precision Castparts Corp. .........................   United States     3,310       424,806
    Republic Services Inc. ............................   United States     7,500       232,725
    Rockwell Collins Inc. .............................   United States     4,350       282,750
    Ryanair Holdings PLC, ADR .........................      Ireland       15,126       425,948
                                                                                    -----------
                                                                                      1,821,581
                                                                                    -----------
    INFORMATION TECHNOLOGY 14.1%
(a) Apple Inc. ........................................   United States       860       224,563
    Corning Inc. ......................................   United States    29,380       565,565
    MasterCard Inc., A ................................   United States     2,160       535,767
    Maxim Integrated Products Inc. ....................   United States    33,310       646,880
                                                                                    -----------
                                                                                      1,972,775
                                                                                    -----------


                               68 | Annual Report

Franklin Strategic Series

    FRANKLIN FOCUSED CORE EQUITY FUND                        COUNTRY       SHARES       VALUE
    ---------------------------------                     -------------   -------   -----------
    COMMON STOCKS (CONTINUED)
    MATERIALS 6.3%
    Celanese Corp., A .................................   United States    20,390   $   652,276
    Valspar Corp. .....................................   United States     7,560       236,779
                                                                                    -----------
                                                                                        889,055
                                                                                    -----------
    TELECOMMUNICATION SERVICES 2.8%
(a) NII Holdings Inc. .................................   United States     9,230       391,537
                                                                                    -----------
    TOTAL COMMON STOCKS (COST $11,266,555) ............                              13,277,662
                                                                                    -----------
    CONVERTIBLE PREFERRED STOCKS (COST $80,000) 0.8%
    FINANCIALS 0.8%
    Citigroup Inc., 7.50%, cvt. pfd. ..................   United States       800       105,456
                                                                                    -----------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $11,346,555) .............................                              13,383,118
                                                                                    -----------
    SHORT TERM INVESTMENTS (COST $953,675) 6.8%
    MONEY MARKET FUNDS 6.8%
(b) Institutional Fiduciary Trust Money Market
       Portfolio, 0.00% ...............................   United States   953,675       953,675
                                                                                    -----------
    TOTAL INVESTMENTS (COST $12,300,230) 102.2% .......                              14,336,793
    OTHER ASSETS, LESS LIABILITIES (2.2)% .............                                (306,594)
                                                                                    -----------
    NET ASSETS 100.0% .................................                             $14,030,199
                                                                                    ===========

See Abbreviations on page 123.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 69

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                        YEAR ENDED APRIL 30,
                                                     ----------------------------------------------------------
CLASS A                                                2010        2009        2008         2007         2006
-------                                              --------    -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  13.88    $ 20.06     $  18.54     $  18.30     $  13.33
                                                     --------    -------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............      (0.14)     (0.14)       (0.15)       (0.12)       (0.15)
   Net realized and unrealized gains (losses) ....       5.85      (6.04)        1.67         0.36         5.12
                                                     --------    -------     --------     --------     --------
Total from investment operations .................       5.71      (6.18)        1.52         0.24         4.97
                                                     --------    -------     --------     --------     --------
Redemption fees(c) ...............................         --         --(d)        --(d)        --(d)        --(d)
                                                     --------    -------     --------     --------     --------
Net asset value, end of year .....................   $  19.59    $ 13.88     $  20.06     $  18.54     $  18.30
                                                     ========    =======     ========     ========     ========
Total return(e) ..................................      41.14%    (30.81)%       8.20%        1.31%       37.28%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................       1.31%      1.32%        1.27%        1.38%        1.39%
Expenses net of waiver and payments by
   affiliates(f) .................................       1.24%      1.32%        1.27%        1.38%        1.39%
Net investment income (loss) .....................      (0.81)%    (0.89)%      (0.77)%      (0.70)%      (0.92)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $168,205    $99,939     $137,313     $105,407     $113,713
Portfolio turnover rate ..........................      67.27%     90.24%      133.58%      176.15%      183.31%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               70 | Annual Report

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                    YEAR ENDED APRIL 30,
                                                     -------------------------------------------------
CLASS B                                               2010      2009       2008       2007       2006
-------                                              ------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $13.02   $ 18.95    $ 17.64    $ 17.53    $ 12.87
                                                     ------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ...............    (0.23)    (0.24)     (0.28)     (0.23)     (0.26)
   Net realized and unrealized gains (losses) ....     5.46     (5.69)      1.59       0.34       4.92
                                                     ------   -------    -------    -------    -------
Total from investment operations .................     5.23     (5.93)      1.31       0.11       4.66
                                                     ------   -------    -------    -------    -------
Redemption fees(c) ...............................       --        --(d)      --(d)      --(d)      --(d)
                                                     ------   -------    -------    -------    -------
Net asset value, end of year .....................   $18.25   $ 13.02    $ 18.95    $ 17.64    $ 17.53
                                                     ======   =======    =======    =======    =======
Total return(e) ..................................    40.17%   (31.29)%     7.43%      0.63%     36.21%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................     2.00%     2.02%      1.99%      2.08%      2.13%
Expenses net of waiver and payments by
   affiliates(f) .................................     1.93%     2.02%      1.99%      2.08%      2.13%
Net investment income (loss) .....................    (1.50)%   (1.59)%    (1.49)%    (1.40)%    (1.66)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $5,275   $ 5,124    $11,528    $15,638    $19,508
Portfolio turnover rate ..........................    67.27%    90.24%    133.58%    176.15%    183.31%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 71

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                    YEAR ENDED APRIL 30,
                                                     --------------------------------------------------
CLASS C                                                2010      2009       2008       2007       2006
-------                                              -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 12.99   $ 18.91    $ 17.61    $ 17.49    $ 12.84
                                                     -------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ...............     (0.24)    (0.23)     (0.28)     (0.23)     (0.26)
   Net realized and unrealized gains (losses) ....      5.45     (5.69)      1.58       0.35       4.91
                                                     -------   -------    -------    -------    -------
Total from investment operations .................      5.21     (5.92)      1.30       0.12       4.65
                                                     -------   -------    -------    -------    -------
Redemption fees(c) ...............................        --        --(d)      --(d)      --(d)      --(d)
                                                     -------   -------    -------    -------    -------
Net asset value, end of year .....................   $ 18.20   $ 12.99    $ 18.91    $ 17.61    $ 17.49
                                                     =======   =======    =======    =======    =======
Total return(e) ..................................     40.11%   (31.31)%     7.38%      0.69%     36.21%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................      2.02%     2.03%      1.99%      2.09%      2.14%
Expenses net of waiver and payments by
   affiliates(f) .................................      1.95%     2.03%      1.99%      2.09%      2.14%
Net investment income (loss) .....................     (1.52)%   (1.60)%    (1.49)%    (1.41)%    (1.67)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $46,227   $27,519    $40,253    $31,518    $31,167
Portfolio turnover rate ..........................     67.27%    90.24%    133.58%    176.15%    183.31%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               72 | Annual Report

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                    YEAR ENDED APRIL 30,
                                                     --------------------------------------------------
CLASS R                                                2010      2009       2008       2007       2006
-------                                              -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 13.67   $ 19.80    $ 18.33    $ 18.12    $ 13.24
                                                     -------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ...............     (0.17)    (0.17)     (0.20)     (0.16)     (0.19)
   Net realized and unrealized gains (losses) ....      5.75     (5.96)      1.67       0.37       5.07
                                                     -------   -------    -------    -------    -------
Total from investment operations .................      5.58     (6.13)      1.47       0.21       4.88
                                                     -------   -------    -------    -------    -------
Redemption fees(c) ...............................        --        --(d)      --(d)      --(d)      --(d)
                                                     -------   -------    -------    -------    -------
Net asset value, end of year .....................   $ 19.25   $ 13.67    $ 19.80    $ 18.33    $ 18.12
                                                     =======   =======    =======    =======    =======
Total return(e) ..................................     40.82%   (30.96)%     8.02%      1.16%     36.86%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................      1.52%     1.54%      1.49%      1.59%      1.64%
Expenses net of waiver and payments by
   affiliates(f) .................................      1.45%     1.54%      1.49%      1.59%      1.64%
Net investment income (loss) .....................     (1.02)%   (1.11)%    (0.99)%    (0.91)%    (1.17)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $17,010   $ 7,320    $ 7,863    $ 7,413    $ 5,171
Portfolio turnover rate ..........................     67.27%    90.24%    133.58%    176.15%    183.31%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 73

Franklin Strategic Series

FRANKLIN GROWTH OPPORTUNITIES FUND

                                                                      YEAR ENDED APRIL 30,
                                                     -----------------------------------------------------
ADVISOR CLASS                                          2010       2009        2008        2007       2006
-------------                                        --------   --------    --------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  14.30   $  20.60    $  18.99    $ 18.68    $ 13.58
                                                     --------   --------    --------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ...............      (0.09)     (0.10)      (0.10)     (0.07)     (0.11)
   Net realized and unrealized gains (losses) ....       6.03      (6.20)       1.71       0.38       5.21
                                                     --------   --------    --------    -------    -------
Total from investment operations .................       5.94      (6.30)       1.61       0.31       5.10
                                                     --------   --------    --------    -------    -------
Redemption fees(c) ...............................         --         --(d)       --(d)      --(d)      --(d)
                                                     --------   --------    --------    -------    -------
Net asset value, end of year .....................   $  20.24   $  14.30    $  20.60    $ 18.99    $ 18.68
                                                     ========   ========    ========    =======    =======
Total return .....................................      41.54%    (30.58)%      8.48%      1.66%     37.56%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................       1.02%      1.04%       0.99%      1.09%      1.14%
Expenses net of waiver and payments by
   affiliates(e) .................................       0.95%      1.04%       0.99%      1.09%      1.14%
Net investment income (loss) .....................      (0.52)%    (0.61)%     (0.49)%    (0.41)%    (0.67)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $245,727   $141,010    $101,885    $85,486    $36,744
Portfolio turnover rate ..........................      67.27%     90.24%     133.58%    176.15%    183.31%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               74 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2010

       FRANKLIN GROWTH OPPORTUNITIES FUND                     COUNTRY      SHARES/WARRANTS        VALUE
       ----------------------------------                 --------------   ---------------   ---------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 100.7%
       CONSUMER DISCRETIONARY 13.1%
   (a) Amazon.com Inc. ...............................     United States            40,400   $     5,537,224
       Guess? Inc. ...................................     United States           186,300         8,545,581
   (a) Kohl's Corp. ..................................     United States           110,700         6,087,393
       NIKE Inc., B ..................................     United States            68,000         5,161,880
   (a) Peet's Coffee & Tea Inc. ......................     United States            57,500         2,278,150
       Polo Ralph Lauren Corp. .......................     United States            50,500         4,539,950
   (a) Priceline.com Inc. ............................     United States            32,900         8,621,445
       Starwood Hotels & Resorts Worldwide Inc. ......     United States            87,500         4,769,625
   (b) Strayer Education Inc. ........................     United States            19,300         4,692,216
   (a) Urban Outfitters Inc. .........................     United States           166,300         6,237,913
   (a) WMS Industries Inc. ...........................     United States           128,600         6,432,572
                                                                                             ---------------
                                                                                                  62,903,949
                                                                                             ---------------
       CONSUMER STAPLES 2.1%
   (a) Hansen Natural Corp. ..........................     United States           124,900         5,505,592
   (a) TreeHouse Foods Inc. ..........................     United States           110,200         4,660,358
                                                                                             ---------------
                                                                                                  10,165,950
                                                                                             ---------------
       ENERGY 8.7%
   (a) Brigham Exploration Co. .......................     United States           324,200         6,325,142
   (a) Concho Resources Inc. .........................     United States           146,900         8,346,858
   (a) FMC Technologies Inc. .........................     United States           107,580         7,282,090
   (a) Petrohawk Energy Corp. ........................     United States           242,500         5,235,575
       Schlumberger Ltd. .............................     United States            87,580         6,254,964
   (a) Weatherford International Ltd. ................     United States           480,000         8,692,800
                                                                                             ---------------
                                                                                                  42,137,429
                                                                                             ---------------
       FINANCIALS 5.1%
       Bank of America Corp. .........................     United States           269,900         4,812,317
       BlackRock Inc. ................................     United States            32,380         5,957,920
       The Charles Schwab Corp. ......................     United States           123,900         2,390,031
       Janus Capital Group Inc. ......................     United States           165,200         2,326,016
       Lazard Ltd. ...................................     United States            63,000         2,435,580
   (a) MSCI Inc., A ..................................     United States            93,700         3,246,705
   (a) Primerica Inc. ................................     United States            40,000           948,800
       W. R. Berkley Corp. ...........................     United States            84,900         2,292,300
                                                                                             ---------------
                                                                                                  24,409,669
                                                                                             ---------------
       HEALTH CARE 17.2%
       Aetna Inc. ....................................     United States           142,300         4,204,965
       Allergan Inc. .................................     United States            62,300         3,967,887
   (a) Athenahealth Inc. .............................     United States           144,500         4,193,390
   (a) BioMarin Pharmaceutical Inc. ..................     United States           140,200         3,276,474
   (a) Celgene Corp. .................................     United States           159,900         9,905,805
   (a) DaVita Inc. ...................................     United States            52,000         3,246,360
   (a) Express Scripts Inc. ..........................     United States            47,100         4,716,123
   (a) Gilead Sciences Inc. ..........................     United States           100,960         4,005,083
   (a) Intuitive Surgical Inc. .......................     United States            24,100         8,689,496
   (a) Life Technologies Corp. .......................     United States           126,200         6,904,402


                               Annual Report | 75

Franklin Strategic Series

       FRANKLIN GROWTH OPPORTUNITIES FUND                     COUNTRY      SHARES/WARRANTS         VALUE
       ----------------------------------                 --------------   ---------------   ---------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       HEALTH CARE (CONTINUED)
   (a) Onyx Pharmaceuticals Inc. ......................    United States           104,353   $     3,012,671
       Perrigo Co. ....................................    United States            67,366         4,111,347
       Pharmaceutical Product Development Inc. ........    United States           271,600         7,469,000
   (a) Salix Pharmaceuticals Ltd. .....................    United States           184,500         7,416,900
   (a) Talecris Biotherapeutics Holdings Corp. ........    United States           215,024         4,031,700
   (a) Varian Medical Systems Inc. ....................    United States            67,600         3,811,288
                                                                                             ---------------
                                                                                                  82,962,891
                                                                                             ---------------
       INDUSTRIALS 13.0%
       ABB Ltd., ADR ..................................     Switzerland            285,300         5,466,348
   (a) Allegiant Travel Co. ...........................    United States            60,400         3,106,372
       C.H. Robinson Worldwide Inc. ...................    United States            41,130         2,480,139
       Cummins Inc. ...................................    United States           108,000         7,800,840
       Expeditors International of Washington Inc. ....    United States           181,700         7,402,458
       FedEx Corp. ....................................    United States            64,300         5,787,643
       Flowserve Corp. ................................    United States            55,400         6,347,732
       Heico Corp. ....................................    United States            81,650         3,516,665
   (a) ICF International Inc. .........................    United States            97,100         2,248,836
       Precision Castparts Corp. ......................    United States           116,030        14,891,290
   (a) Ryanair Holdings PLC, ADR ......................       Ireland              126,800         3,570,688
                                                                                             ---------------
                                                                                                  62,619,011
                                                                                             ---------------
       INFORMATION TECHNOLOGY 34.3%
   (a) Adobe Systems Inc. .............................    United States            70,500         2,368,095
   (a) Alliance Data Systems Corp. ....................    United States            99,000         7,430,940
   (a) ANSYS Inc. .....................................    United States            96,300         4,333,500
   (a) Apple Inc. .....................................    United States            70,600        18,435,072
       ARM Holdings PLC ...............................   United Kingdom         1,622,100         6,351,572
   (a) Calix Networks Inc. ............................    United States            59,900           718,800
   (a) Cisco Systems Inc. .............................    United States           132,700         3,572,284
   (a) Concur Technologies Inc. .......................    United States            74,550         3,124,391
   (a) Cree Inc. ......................................    United States            49,400         3,616,574
(a, c) Dilithium Networks Inc. ........................    United States           376,433                --
(a, c) Dilithium Networks Inc., wts. ..................    United States            12,447                30
   (a) Dolby Laboratories Inc., A .....................    United States            50,100         3,442,872
   (a) EMC Corp. ......................................    United States           238,500         4,533,885
   (a) F5 Networks Inc. ...............................    United States            77,100         5,275,953
   (a) FLIR Systems Inc. ..............................    United States           408,000        12,480,720
   (a) FormFactor Inc. ................................    United States            73,600         1,104,736
   (a) Google Inc., A .................................    United States            18,890         9,925,562
   (a) Juniper Networks Inc. ..........................    United States           231,900         6,588,279
       MasterCard Inc., A .............................    United States            65,600        16,271,424
       National Instruments Corp. .....................    United States            68,200         2,358,356
   (a) Netezza Corp. ..................................    United States           215,900         2,955,671
   (a) Netlogic Microsystems Inc. .....................    United States           204,200         6,364,914
   (a) Polycom Inc. ...................................    United States           153,900         5,009,445
       QUALCOMM Inc. ..................................    United States           224,980         8,715,725


                               76 | Annual Report

Franklin Strategic Series

       FRANKLIN GROWTH OPPORTUNITIES FUND                     COUNTRY      SHARES/WARRANTS        VALUE
       ----------------------------------                 --------------   ---------------   ---------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS
       (CONTINUED)
       INFORMATION TECHNOLOGY (CONTINUED)
   (a) Salesforce.com Inc. ............................    United States            82,000   $     7,019,200
   (a) Silicon Laboratories Inc. ......................    United States           116,300         5,623,105
   (a) Sybase Inc. ....................................    United States            97,900         4,246,902
   (a) Trimble Navigation Ltd. ........................    United States           160,840         5,261,076
   (a) ViaSat Inc. ....................................    United States           105,200         3,729,340
       Visa Inc., A ...................................    United States            51,000         4,601,730
                                                                                             ---------------
                                                                                                 165,460,153
                                                                                             ---------------
       MATERIALS 2.9%
       Celanese Corp., A...............................    United States           191,800         6,135,682
       Ecolab Inc......................................    United States            75,500         3,687,420
       Praxair Inc.....................................    United States            51,200         4,289,024
                                                                                             ---------------
                                                                                                  14,112,126
                                                                                             ---------------
       TELECOMMUNICATION SERVICES 4.3%
   (a) NII Holdings Inc. ..............................    United States           202,880         8,606,170
   (a) SBA Communications Corp. .......................    United States           347,060        12,275,512
                                                                                             ---------------
                                                                                                  20,881,682
                                                                                             ---------------
       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $366,368,614)..........................                                          485,652,860
                                                                                             ---------------
       PREFERRED STOCKS (COST $14,501) 0.0%(d)
       INFORMATION TECHNOLOGY 0.0%(d)
(a, c) Dilithium Networks Inc., depository receipt,
          D, pfd., 144A, PIPES ........................    United States            28,987            31,886
                                                                                             ---------------
       TOTAL INVESTMENTS BEFORE CASH COLLATERAL
          RECEIVED FOR LOANED SECURITIES
          (COST $366,383,115)..........................                                          485,684,746
                                                                                             ---------------
   (e) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
          LOANED SECURITIES (COST $4,815,000) 1.0%
       MONEY MARKET FUNDS 1.0%
   (f) Bank of New York Institutional Cash Reserve
          Fund, Series A, 0.16% .......................                          4,815,000         4,815,000
                                                                                             ---------------
       TOTAL INVESTMENTS (COST $371,198,115) 101.7% ...                                          490,499,746
       OTHER ASSETS, LESS LIABILITIES (1.7)% ..........                                           (8,055,128)
                                                                                             ---------------
       NET ASSETS 100.0% ..............................                                      $   482,444,618
                                                                                             ===============

See Abbreviations on page 123.

(a)  Non-income producing.

(b)  A portion or all of the security is on loan at April 30, 2010. See Note
     1(c).

(c)  See Note 8 regarding restricted securities.

(d)  Rounds to less than 0.1% of net assets.

(e)  See Note 1(c) regarding securities on loan.

(f)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 77

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP GROWTH FUND

                                                                        YEAR ENDED APRIL 30,
                                                     ----------------------------------------------------------
CLASS A                                                2010       2009         2008         2007         2006
-------                                              --------   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $   6.41   $   9.09     $  13.05     $  13.90     $  10.63
                                                     --------   --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............      (0.09)     (0.08)       (0.09)       (0.10)       (0.08)
   Net realized and unrealized gains (losses) ....       3.70      (2.53)       (1.59)        0.58         3.35
                                                     --------   --------     --------     --------     --------
Total from investment operations .................       3.61      (2.61)       (1.68)        0.48         3.27
                                                     --------   --------     --------     --------     --------
Less distributions from net realized gains .......         --      (0.07)       (2.28)       (1.33)          --
                                                     --------   --------     --------     --------     --------
Redemption fees(c) ...............................         --         --(d)        --(d)        --(d)        --(d)
                                                     --------   --------     --------     --------     --------
Net asset value, end of year .....................   $  10.02   $   6.41     $   9.09     $  13.05     $  13.90
                                                     ========   ========     ========     ========     ========
Total return(e) ..................................      56.32%    (28.54)%     (14.73)%       4.02%       30.76%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................       1.37%      1.34%        1.17%        1.20%        1.16%
Expenses net of waiver and payments by
   affiliates ....................................       1.35%      1.34%(f)     1.17%(f)     1.20%(f)     1.16%(f)
Net investment income (loss) .....................      (1.06)%    (1.07)%      (0.72)%      (0.77)%      (0.61)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $197,461   $123,037     $274,142     $549,733     $693,084
Portfolio turnover rate ..........................      61.32%     43.04%       48.52%       51.49%       44.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               78 | Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                        YEAR ENDED APRIL 30,
                                                     ---------------------------------------------------------
CLASS B                                               2010       2009         2008         2007         2006
-------                                              ------    -------      -------      -------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 5.89    $  8.43      $ 12.35      $ 13.32      $  10.26
                                                     ------    -------      -------      -------      --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............    (0.13)     (0.12)       (0.16)       (0.18)        (0.16)
   Net realized and unrealized gains (losses) ....     3.37      (2.35)       (1.48)        0.54          3.22
                                                     ------    -------      -------      -------      --------
Total from investment operations .................     3.24      (2.47)       (1.64)        0.36          3.06
                                                     ------    -------      -------      -------      --------
Less distributions from net realized gains .......       --      (0.07)       (2.28)       (1.33)           --
                                                     ------    -------      -------      -------      --------
Redemption fees(c) ...............................       --         --(d)        --(d)        --(d)         --(d)
                                                     ------    -------      -------      -------      --------
Net asset value, end of year .....................   $ 9.13    $  5.89      $  8.43      $ 12.35      $  13.32
                                                     ======    =======      =======      =======      ========
Total return(e) ..................................    55.01%    (29.11)%     (15.27)%       3.27%        29.82%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................     2.09%      2.04%        1.92%        1.96%         1.91%
Expenses net of waiver and payments by
   affiliates ....................................     2.07%      2.04%(f)     1.92%(f)     1.96%(f)      1.91%(f)
Net investment income (loss) .....................    (1.78)%    (1.77)%      (1.47)%      (1.53)%       (1.36)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $6,019    $15,159      $52,465      $85,684      $111,458
Portfolio turnover rate ..........................    61.32%     43.04%       48.52%       51.49%        44.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 79

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                         YEAR ENDED APRIL 30,
                                                     -----------------------------------------------------------
CLASS C                                                2010       2009         2008         2007          2006
-------                                              -------    -------      -------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  5.89    $  8.43      $ 12.36      $  13.33      $  10.27
                                                     -------    -------      -------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............     (0.13)     (0.12)       (0.16)        (0.18)        (0.16)
   Net realized and unrealized gains (losses) ....      3.39      (2.35)       (1.49)         0.54          3.22
                                                     -------    -------      -------      --------      --------
Total from investment operations .................      3.26      (2.47)       (1.65)         0.36          3.06
                                                     -------    -------      -------      --------      --------
Less distributions from net realized gains .......        --      (0.07)       (2.28)        (1.33)           --
                                                     -------    -------      -------      --------      --------
Redemption fees(c) ...............................        --         --(d)        --(d)         --(d)         --(d)
                                                     -------    -------      -------      --------      --------
Net asset value, end of year .....................   $  9.15    $  5.89      $  8.43      $  12.36      $  13.33
                                                     =======    =======      =======      ========      ========
Total return(e) ..................................     55.35%    (29.11)%     (15.35)%        3.27%        29.80%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................      2.10%      2.04%        1.92%         1.95%         1.92%
Expenses net of waiver and payments by
   affiliates ....................................      2.08%      2.04%(f)     1.92%(f)      1.95%(f)      1.92%(f)
Net investment income (loss) .....................     (1.79)%    (1.77)%      (1.47)%       (1.52)%       (1.37)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $57,298    $40,180      $75,846      $120,900      $170,159
Portfolio turnover rate ..........................     61.32%     43.04%       48.52%        51.49%        44.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               80 | Annual Report

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                      YEAR ENDED APRIL 30,
                                                     ------------------------------------------------------
CLASS R                                               2010       2009         2008        2007        2006
-------                                              ------    -------      -------      ------      ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 6.26    $  8.91      $ 12.86      $13.75      $10.54
                                                     ------    -------      -------      ------      ------
Income from investment operations(a):
   Net investment income (loss)(b) ...............    (0.10)     (0.09)       (0.11)      (0.13)      (0.11)
   Net realized and unrealized gains (losses) ....     3.61      (2.49)       (1.56)       0.57        3.32
                                                     ------    -------      -------      ------      ------
Total from investment operations .................     3.51      (2.58)       (1.67)       0.44        3.21
                                                     ------    -------      -------      ------      ------
Less distributions from net realized gains .......       --      (0.07)       (2.28)      (1.33)         --
                                                     ------    -------      -------      ------      ------
Redemption fees(c) ...............................       --         --(d)        --(d)       --(d)       --(d)
                                                     ------    -------      -------      ------      ------
Net asset value, end of year .....................   $ 9.77    $  6.26      $  8.91      $12.86      $13.75
                                                     ======    =======      =======      ======      ======
Total return(e) ..................................    56.07%    (28.78)%     (14.87)%      3.77%      30.46%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................     1.60%      1.54%        1.42%       1.46%       1.42%
Expenses net of waiver and payments by
   affiliates ....................................     1.58%      1.54%(f)     1.42%(f)    1.46%(f)    1.42%(f)
Net investment income (loss) .....................    (1.29)%    (1.27)%      (0.97)%     (1.03)%     (0.87)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $4,290    $ 1,912      $ 3,166      $5,759      $6,328
Portfolio turnover rate ..........................    61.32%     43.04%       48.52%      51.49%      44.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 81

Franklin Strategic Series

FRANKLIN SMALL CAP GROWTH FUND

                                                                         YEAR ENDED APRIL 30,
                                                     -------------------------------------------------------------
ADVISOR CLASS                                          2010        2009         2008          2007          2006
-------------                                        --------    -------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $   6.63    $  9.37      $  13.34      $  14.15      $  10.79
                                                     --------    -------      --------      --------      --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............      (0.07)     (0.06)        (0.05)        (0.07)        (0.05)
   Net realized and unrealized gains (losses) ....       3.83      (2.61)        (1.64)         0.59          3.41
                                                     --------    -------      --------      --------      --------
Total from investment operations .................       3.76      (2.67)        (1.69)         0.52          3.36
                                                     --------    -------      --------      --------      --------
Less distributions from net realized gains .......         --      (0.07)        (2.28)        (1.33)           --
                                                     --------    -------      --------      --------      --------
Redemption fees(c) ...............................         --         --(d)         --(d)         --(d)         --(d)
                                                     --------    -------      --------      --------      --------
Net asset value, end of year .....................   $  10.39    $  6.63      $   9.37      $  13.34      $  14.15
                                                     ========    =======      ========      ========      ========
Total return .....................................      56.71%    (28.32)%      (14.46)%        4.24%        31.14%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ....................................       1.10%      1.04%         0.92%         0.96%         0.92%
Expenses net of waiver and payments by
   affiliates ....................................       1.08%      1.04%(e)      0.92%(e)      0.96%(e)      0.92%(e)
Net investment income (loss) .....................      (0.79)%    (0.77)%       (0.47)%       (0.53)%       (0.37)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $114,212    $57,957      $220,857      $325,425      $326,475
Portfolio turnover rate ..........................      61.32%     43.04%        48.52%        51.49%        44.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               82 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2010

       FRANKLIN SMALL CAP GROWTH FUND                         SHARES            VALUE
       ------------------------------                     --------------   ---------------
       COMMON STOCKS 94.6%
       CONSUMER DISCRETIONARY 15.5%
   (a) Buffalo Wild Wings Inc. ........................           72,500   $     2,997,150
   (a) Capella Education Co. ..........................           29,400         2,664,228
   (a) Chipotle Mexican Grill Inc. ....................           20,500         2,765,655
   (a) Coinstar Inc. ..................................          121,100         5,371,996
   (a) Drew Industries Inc. ...........................           74,100         1,900,665
       Gaiam Inc., A ..................................          390,732         3,540,032
   (a) Grand Canyon Education Inc. ....................          108,900         2,633,202
       Guess? Inc. ....................................           40,100         1,839,387
   (a) Gymboree Corp. .................................           79,400         3,900,922
   (a) Iconix Brand Group Inc. ........................          165,100         2,849,626
   (a) Lions Gate Entertainment Corp. .................          766,100         5,301,412
   (a) Panera Bread Co. ...............................           25,600         1,995,264
   (a) Peet's Coffee & Tea Inc. .......................           72,200         2,860,564
   (a) Shuffle Master Inc. ............................          467,200         4,485,120
   (a) Tenneco Inc. ...................................          165,100         4,254,627
       Tractor Supply Co. .............................           40,600         2,727,102
   (a) Under Armour Inc., A ...........................          109,100         3,682,125
   (a) Vitamin Shoppe Inc. ............................          115,600         2,869,192
                                                                           ---------------
                                                                                58,638,269
                                                                           ---------------
       CONSUMER STAPLES 3.2%
   (a) Hain Celestial Group Inc. ......................          212,600         4,205,228
   (a) Hansen Natural Corp. ...........................           83,500         3,680,680
   (a) TreeHouse Foods Inc. ...........................          101,500         4,292,435
                                                                           ---------------
                                                                                12,178,343
                                                                           ---------------
       ENERGY 5.3%
   (a) Bill Barrett Corp. .............................          109,500         3,731,760
   (a) Brigham Exploration Co. ........................          238,300         4,649,233
   (a) Comstock Resources Inc. ........................           82,100         2,632,126
   (a) Dril-Quip Inc. .................................           41,600         2,409,888
   (a) Helix Energy Solutions Group Inc. ..............          136,000         1,982,880
   (a) Superior Energy Services Inc. ..................          171,400         4,638,084
                                                                           ---------------
                                                                                20,043,971
                                                                           ---------------
       FINANCIALS 8.5%
   (a) Affiliated Managers Group Inc. .................           46,700         3,931,206
   (a) Chatham Lodging Trust ..........................           99,600         1,977,060
       Evercore Partners Inc. .........................           99,200         3,555,328
   (a) FelCor Lodging Trust Inc. ......................          216,600         1,756,626
       First Interstate BancSystem Inc. ...............           98,700         1,592,031
       First Midwest Bancorp Inc. .....................          105,300         1,600,560
       Glacier Bancorp Inc. ...........................           98,400         1,819,416
   (a) iStar Financial Inc. ...........................          200,000         1,342,000
       Janus Capital Group Inc. .......................          318,500         4,484,480
       Northwest Bancshares Inc. ......................          243,600         3,042,564
   (a) Signature Bank .................................           90,700         3,662,466
   (a) Stifel Financial Corp. .........................           56,200         3,221,946
                                                                           ---------------
                                                                                31,985,683
                                                                           ---------------


                               Annual Report | 83

Franklin Strategic Series

       FRANKLIN SMALL CAP GROWTH FUND                         SHARES            VALUE
       ------------------------------                     --------------   ---------------
       COMMON STOCKS (CONTINUED)
       HEALTH CARE 17.9%
   (a) American Medical Systems Holdings Inc. .........          258,100   $     4,625,152
   (a) Ardea Biosciences Inc. .........................           46,900         1,191,260
   (a) ArQule Inc. ....................................          187,200         1,192,464
   (a) Athenahealth Inc. ..............................           91,300         2,649,526
   (a) BioMarin Pharmaceutical Inc. ...................          138,800         3,243,756
   (a) Cadence Pharmaceuticals Inc. ...................          239,700         2,349,060
   (a) Community Health Systems Inc. ..................           96,900         3,959,334
   (a) Dexcom Inc. ....................................          466,000         5,102,700
   (a) Impax Laboratories Inc. ........................          195,400         3,536,740
   (a) Map Pharmaceuticals Inc. .......................           88,700         1,593,052
       Masimo Corp. ...................................          112,800         2,640,648
   (a) Medidata Solutions Inc. ........................           65,800           965,286
   (a) MWI Veterinary Supply Inc. .....................           45,800         1,921,310
   (a) Myriad Genetics Inc. ...........................           70,200         1,685,502
   (a) Onyx Pharmaceuticals Inc. ......................           68,400         1,974,708
   (a) PAREXEL International Corp. ....................          253,100         5,968,098
   (a) Penwest Pharmaceuticals Co. ....................          354,000         1,242,540
   (a) Phase Forward Inc. .............................          343,400         5,772,554
   (a) Psychiatric Solutions Inc. .....................           93,200         2,998,244
       Quality Systems Inc. ...........................           27,500         1,760,275
   (a) Salix Pharmaceuticals Ltd. .....................           65,500         2,633,100
   (a) Savient Pharmaceuticals Inc. ...................           67,700           981,650
(a, b) Sequenom Inc. ..................................           98,600           611,320
       STERIS Corp. ...................................           63,300         2,106,624
   (a) Transcept Pharmaceuticals Inc. .................          117,400         1,206,872
   (a) VCA Antech Inc. ................................          138,600         3,944,556
                                                                           ---------------
                                                                                67,856,331
                                                                           ---------------
       INDUSTRIALS 10.6%
   (a) Aerovironment Inc. .............................           65,300         1,709,554
   (a) Allegiant Travel Co. ...........................           87,100         4,479,553
   (a) Clean Harbors Inc. .............................           85,200         5,404,236
   (a) Digitalglobe Inc. ..............................           66,300         1,760,928
   (a) FTI Consulting Inc. ............................           94,700         3,895,011
       Heico Corp. ....................................          104,775         4,512,659
   (a) Huron Consulting Group Inc. ....................           89,700         2,100,774
   (a) ICF International Inc. .........................          115,100         2,665,716
       Kaydon Corp. ...................................           68,700         2,859,981
       Knight Transportation Inc. .....................          128,900         2,744,281
   (a) Marten Transport Ltd. ..........................           22,100           482,885
   (a) Mobile Mini Inc. ...............................          308,100         5,120,622
       Wabtec Corp. ...................................           53,700         2,555,046
                                                                           ---------------
                                                                                40,291,246
                                                                           ---------------
       INFORMATION TECHNOLOGY 31.6%
   (a) ANSYS Inc. .....................................           84,100         3,784,500
   (a) Art Technology Group Inc. ......................          894,700         3,829,316
   (a) Atheros Communications .........................           95,100         3,693,684
   (a) Bottomline Technologies Inc. ...................          395,804         6,886,990
   (a) Calix Networks Inc. ............................           51,522           618,264
   (a) Coherent Inc. ..................................           65,700         2,468,349


                               84 | Annual Report

Franklin Strategic Series

       FRANKLIN SMALL CAP GROWTH FUND                         SHARES             VALUE
       ------------------------------                     --------------   ---------------
       COMMON STOCKS (CONTINUED)
       INFORMATION TECHNOLOGY (CONTINUED)
   (a) CyberSource Corp. ..............................           82,400   $     2,116,032
   (a) Cymer Inc. .....................................          104,700         3,575,505
   (a) DivX Inc. ......................................          390,900         3,267,924
   (a) Echo Global Logistics Inc. .....................          224,300         3,025,807
   (a) FARO Technologies Inc. .........................          230,800         5,818,468
   (a) FormFactor Inc. ................................          137,700         2,066,877
   (a) GSI Commerce Inc. ..............................          160,100         4,362,725
   (a) Ixia ...........................................          629,200         6,449,300
   (a) Microsemi Corp. ................................          223,800         3,706,128
       National Instruments Corp. .....................          147,200         5,090,176
   (a) Netezza Corp. ..................................          312,200         4,274,018
   (a) Netlogic Microsystems Inc. .....................          164,000         5,111,880
   (a) Nuance Communications Inc. .....................          164,400         3,003,588
   (a) Polycom Inc. ...................................          199,800         6,503,490
       Power Integrations Inc. ........................          103,300         3,974,984
   (a) Quest Software Inc. ............................          146,900         2,575,157
   (a) Quinstreet Inc. ................................          195,200         3,296,928
       Sapient Corp. ..................................          534,920         5,472,232
   (a) Shoretel Inc. ..................................          333,100         2,181,805
   (a) Silicon Laboratories Inc. ......................          116,400         5,627,940
   (a) Taleo Corp., A .................................          191,400         4,972,572
   (a) Trimble Navigation Ltd. ........................           93,800         3,068,198
   (a) Varian Semiconductor Equipment Associates
          Inc. ........................................          135,475         4,462,546
   (a) ViaSat Inc. ....................................          129,800         4,601,410
                                                                           ---------------
                                                                               119,886,793
                                                                           ---------------
       MATERIALS 0.8%
   (a) STR holdings Inc. ..............................          135,800         3,131,548
                                                                           ---------------
       TELECOMMUNICATION SERVICES 1.2%
   (a) SBA Communications Corp. .......................          129,400         4,576,878
                                                                           ---------------
       TOTAL COMMON STOCKS (COST $270,628,848) ........                        358,589,062
                                                                           ---------------
       SHORT TERM INVESTMENTS 5.5%
       MONEY MARKET FUNDS (COST $20,355,255) 5.3%
   (c) Institutional Fiduciary Trust Money Market
          Portfolio, 0.00% ............................       20,355,255        20,355,255
                                                                           ---------------
   (d) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
          LOANED SECURITIES 0.2%
       MONEY MARKET FUNDS (COST $665,000) 0.2%
   (e) Bank of New York Institutional Cash Reserve
          Fund, Series A, 0.16% .......................          665,000           665,000
                                                                           ---------------
       TOTAL INVESTMENTS (COST $291,649,103) 100.1% ...                        379,609,317
       OTHER ASSETS, LESS LIABILITIES (0.1)% ..........                           (328,712)
                                                                           ---------------
       NET ASSETS 100.0% ..............................                    $   379,280,605
                                                                           ===============

See Abbreviations on page 123.

(a)  Non-income producing.

(b)  A portion or all of the security is on loan at April 30, 2010. See Note
     1(c).

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  See Note 1(c) regarding securities on loan.

(e)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 85

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                        YEAR ENDED APRIL 30,
                                                 -----------------------------------------------------------------
CLASS A                                             2010         2009          2008          2007          2006
-------                                          ----------   ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $    22.34   $    32.70    $    41.54    $    40.42    $    31.31
                                                 ----------   ----------    ----------    ----------    ----------
Income from investment operations(a):
   Net investment income (loss)(b) ...........        (0.13)       (0.11)        (0.19)        (0.13)           --(c)
   Net realized and unrealized gains
      (losses) ...............................        10.08       (10.19)        (1.93)         4.09          9.15
                                                 ----------   ----------    ----------    ----------    ----------
Total from investment operations .............         9.95       (10.30)        (2.12)         3.96          9.15
                                                 ----------   ----------    ----------    ----------    ----------
Less distributions from:
   Net investment income .....................           --           --            --            --         (0.04)
   Net realized gains ........................           --        (0.06)        (6.72)        (2.84)           --
                                                 ----------   ----------    ----------    ----------    ----------
Total distributions ..........................           --        (0.06)        (6.72)        (2.84)        (0.04)
                                                 ----------   ----------    ----------    ----------    ----------
Redemption fees(d) ...........................           --           --(c)         --(c)         --(c)         --(c)
                                                 ----------   ----------    ----------    ----------    ----------
Net asset value, end of year .................   $    32.29   $    22.34    $    32.70    $    41.54    $    40.42
                                                 ==========   ==========    ==========    ==========    ==========
Total return(e) ..............................        44.54%      (31.46)%       (6.24)%       10.38%        29.21%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ..................................         1.04%        1.08%         1.02%         0.98%         0.96%
Net investment income (loss) .................        (0.48)%      (0.45)%       (0.50)%       (0.33)%          --%(g)
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............   $2,585,515   $2,195,975    $4,331,657    $5,619,694    $6,532,284
Portfolio turnover rate ......................        55.44%       54.86%        55.09%        52.76%        39.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  Rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               86 | Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                YEAR ENDED APRIL 30,
                                                 --------------------------------------------------
CLASS B                                            2010      2009       2008      2007        2006
-------                                          -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $ 21.01   $ 31.00    $ 40.00    $ 39.31    $ 30.65
                                                 -------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ...........     (0.31)    (0.29)     (0.46)     (0.40)     (0.27)
   Net realized and unrealized gains
      (losses) ...............................      9.44    (9.64)      (1.82)      3.93       8.93
                                                 -------   -------    -------    -------    -------
Total from investment operations .............      9.13    (9.93)      (2.28)      3.53       8.66
                                                 -------   -------    -------    -------    -------
Less distributions from net realized gains ...        --    (0.06)      (6.72)     (2.84)        --
                                                 -------   -------    -------    -------    -------
Redemption fees(c) ...........................        --        --(d)      --(d)      --(d)      --(d)
                                                 -------   -------    -------    -------    -------
Net asset value, end of year .................   $ 30.14   $ 21.01    $ 31.00    $ 40.00    $ 39.31
                                                 =======   =======    =======    =======    =======
Total return(e) ..............................     43.46%   (31.99)%    (6.92)%     9.53%     28.25%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ..................................      1.78%     1.83%      1.77%      1.73%      1.71%
Net investment income (loss) .................     (1.22)%   (1.20)%    (1.25)%    (1.08)%    (0.75)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............   $16,233   $13,399    $25,457    $32,570    $36,911
Portfolio turnover rate ......................     55.44%    54.86%     55.09%     52.76%     39.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 87

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                      YEAR ENDED APRIL 30,
                                                 -------------------------------------------------------
CLASS C                                            2010       2009        2008        2007        2006
-------                                          --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........   $  20.29   $  29.92    $  38.85    $  38.25    $  29.82
                                                 --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ...........      (0.30)     (0.27)      (0.45)      (0.39)      (0.26)
   Net realized and unrealized gains
      (losses) ...............................       9.11      (9.30)      (1.76)       3.83        8.69
                                                 --------   --------    --------    --------    --------
Total from investment operations .............       8.81      (9.57)      (2.21)       3.44        8.43
                                                 --------   --------    --------    --------    --------
Less distributions from net realized gains ...         --      (0.06)      (6.72)      (2.84)         --
                                                 --------   --------    --------    --------    --------
Redemption fees(c) ...........................         --         --(d)       --(d)       --(d)       --(d)
                                                 --------   --------    --------    --------    --------
Net asset value, end of year .................   $  29.10   $  20.29    $  29.92    $  38.85    $  38.25
                                                 ========   ========    ========    ========    ========
Total return(e) ..............................      43.42%    (31.94)%     (6.94)%      9.56%      28.27%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ..................................       1.79%      1.83%       1.77%       1.72%       1.71%
Net investment income (loss) .................      (1.23)%    (1.20)%     (1.25)%     (1.07)%     (0.75)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............   $366,292   $285,597    $523,040    $653,529    $728,710
Portfolio turnover rate ......................      55.44%     54.86%      55.09%      52.76%      39.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               88 | Annual Report

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                     YEAR ENDED APRIL 30,
                                                     ---------------------------------------------------
CLASS R                                                2010      2009       2008       2007        2006
-------                                              -------   -------    -------    --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 21.85   $ 32.06    $ 40.96    $  39.98    $ 31.04
                                                     -------   -------    -------    --------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ...............     (0.19)    (0.17)     (0.29)      (0.23)     (0.08)
   Net realized and unrealized gains (losses) ....      9.84     (9.98)     (1.89)       4.05       9.04
                                                     -------   -------    -------    --------    -------
Total from investment operations .................      9.65    (10.15)     (2.18)       3.82       8.96
                                                     -------   -------    -------    --------    -------
Less distributions from:
   Net investment income .........................        --        --         --          --      (0.02)
   Net realized gains ............................        --     (0.06)     (6.72)      (2.84)        --
                                                     -------   -------    -------    --------    -------
Total distributions ..............................        --     (0.06)     (6.72)      (2.84)     (0.02)
                                                     -------   -------    -------    --------    -------
Redemption fees(c) ...............................        --        --(d)      --(d)       --(d)      --(d)
                                                     -------   -------    -------    --------    -------
Net asset value, end of year .....................   $ 31.50   $ 21.85    $ 32.06    $  40.96    $ 39.98
                                                     =======   =======    =======    ========    =======
Total returne ....................................     44.16%   (31.62)%    (6.48)%     10.11%     28.88%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ......................................      1.29%     1.33%      1.27%       1.23%      1.21%
Net investment income (loss) .....................     (0.73)%   (0.70)%    (0.75)%     (0.58)%    (0.25)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $69,415   $54,180    $94,334    $118,387    $93,916
Portfolio turnover rate ..........................     55.44%    54.86%     55.09%      52.76%     39.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 89

Franklin Strategic Series

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                       YEAR ENDED APRIL 30,
                                                     -------------------------------------------------------
ADVISOR CLASS                                          2010       2009        2008        2007        2006
-------------                                        --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  22.90   $  33.43    $  42.22    $  40.93    $  31.71
                                                     --------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............      (0.07)     (0.05)      (0.10)      (0.03)       0.10
   Net realized and unrealized gains (losses) ....      10.36     (10.42)      (1.97)       4.16        9.26
                                                     --------   --------    --------    --------    --------
Total from investment operations .................      10.29     (10.47)      (2.07)       4.13        9.36
                                                     --------   --------    --------    --------    --------
Less distributions from:
   Net investment income .........................         --         --          --          --       (0.14)
   Net realized gains ............................         --      (0.06)      (6.72)      (2.84)         --
                                                     --------   --------    --------    --------    --------
Total distributions ..............................         --      (0.06)      (6.72)      (2.84)      (0.14)
                                                     --------   --------    --------    --------    --------
Redemption fees(c) ...............................         --         --(d)       --(d)       --(d)       --(d)
                                                     --------   --------    --------    --------    --------
Net asset value, end of year .....................   $  33.19   $  22.90    $  33.43    $  42.22    $  40.93
                                                     ========   ========    ========    ========    ========
Total return .....................................      44.93%    (31.28)%     (6.00)%     10.65%      29.55%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ......................................       0.79%      0.83%       0.77%       0.73%       0.71%
Net investment income (loss) .....................      (0.23)%    (0.20)%     (0.25)%     (0.08)%      0.25%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $783,021   $498,207    $812,503    $803,365    $794,395
Portfolio turnover rate ..........................      55.44%     54.86%      55.09%      52.76%      39.84%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               90 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2010

       FRANKLIN SMALL-MID CAP GROWTH FUND                                         SHARES           VALUE
       ----------------------------------                                      ------------   ---------------
       COMMON STOCKS 96.6%
       CONSUMER DISCRETIONARY 17.8%
       Advance Auto Parts Inc. .............................................        410,000   $    18,491,000
   (a) Apollo Group Inc., A ................................................        368,800        21,172,808
   (a) BorgWarner Inc. .....................................................      1,062,200        46,035,748
   (a) Buffalo Wild Wings Inc. .............................................        565,000        23,357,100
   (a) Capella Education Co. ...............................................        100,000         9,062,000
   (a) Chipotle Mexican Grill Inc. .........................................        228,300        30,799,953
   (a) Dick's Sporting Goods Inc. ..........................................      1,000,000        29,110,000
   (a) Discovery Communications Inc., A ....................................        600,000        23,220,000
   (a) Dollar General Corp. ................................................        942,335        26,922,511
       Expedia Inc. ........................................................        800,000        18,888,000
       Guess? Inc. .........................................................      1,220,000        55,961,400
       Jarden Corp. ........................................................      1,027,600        33,006,512
       Johnson Controls Inc. ...............................................      1,675,000        56,263,250
   (a) Kohl's Corp. ........................................................        870,000        47,841,300
   (a) Peet's Coffee & Tea Inc. ............................................        180,400         7,147,448
       Polo Ralph Lauren Corp. .............................................        315,000        28,318,500
   (a) Priceline.com Inc. ..................................................        140,000        36,687,000
       Starwood Hotels & Resorts Worldwide Inc. ............................        725,000        39,519,750
   (a) Under Armour Inc., A ................................................        908,335        30,656,306
   (a) Urban Outfitters Inc. ...............................................        823,700        30,896,987
   (a) WMS Industries Inc. .................................................        650,000        32,513,000
       Wolverine World Wide Inc. ...........................................      1,136,642        34,792,612
                                                                                              ---------------
                                                                                                  680,663,185
                                                                                              ---------------
       CONSUMER STAPLES 1.6%
   (a) Hansen Natural Corp. ................................................        770,000        33,941,600
       Mead Johnson Nutrition Co., A .......................................        550,000        28,385,500
                                                                                              ---------------
                                                                                                   62,327,100
                                                                                              ---------------
       ENERGY 6.7%
   (a) Cameron International Corp. .........................................      1,061,500        41,886,790
   (a) Concho Resources Inc. ...............................................      1,375,600        78,161,592
   (a) FMC Technologies Inc. ...............................................        460,000        31,137,400
       Noble Corp. .........................................................        420,000        16,585,800
       Peabody Energy Corp. ................................................        650,000        30,368,000
   (a) Petrohawk Energy Corp. ..............................................      1,240,000        26,771,600
   (a) Weatherford International Ltd. ......................................      1,600,000        28,976,000
                                                                                              ---------------
                                                                                                  253,887,182
                                                                                              ---------------
       FINANCIALS 7.3%
   (a) Affiliated Managers Group Inc. ......................................        365,000        30,725,700
       The Charles Schwab Corp. ............................................      1,383,400        26,685,786
       First Niagara Financial Group Inc. ..................................      1,350,000        18,765,000
   (a) IntercontinentalExchange Inc. .......................................        175,000        20,410,250
(a, b) iStar Financial Inc. ................................................      3,747,379        25,144,913
       Janus Capital Group Inc. ............................................      1,400,000        19,712,000
       Lazard Ltd. .........................................................        720,000        27,835,200
       Northern Trust Corp. ................................................        420,000        23,091,600
       People's United Financial Inc. ......................................      1,200,000        18,636,000


                                      Annual Report | 91

Franklin Strategic Series

       FRANKLIN SMALL-MID CAP GROWTH FUND                                         SHARES           VALUE
       ----------------------------------                                      ------------   ---------------
       COMMON STOCKS (CONTINUED)
       FINANCIALS (CONTINUED)
       T. Rowe Price Group Inc. ............................................        755,100   $    43,425,801
       W. R. Berkley Corp. .................................................        900,000        24,300,000
                                                                                              ---------------
                                                                                                  278,732,250
                                                                                              ---------------
       HEALTH CARE 18.9%
       Aetna Inc. ..........................................................      1,425,000        42,108,750
   (a) Allscripts-Misys Healthcare Solutions Inc. ..........................      1,098,700        22,160,779
   (a) ArQule Inc. .........................................................      1,493,900         9,516,143
   (a) Athenahealth Inc. ...................................................        200,000         5,804,000
   (a) BioMarin Pharmaceutical Inc. ........................................        929,500        21,722,415
       C. R. Bard Inc. .....................................................        523,200        45,272,496
   (a) Cerner Corp. ........................................................        383,600        32,571,476
   (a) Community Health Systems Inc. .......................................      1,636,986        66,887,248
   (a) DaVita Inc. .........................................................        496,800        31,015,224
   (a) Dendreon Corp. ......................................................        325,000        17,621,500
   (a) Edwards Lifesciences Corp. ..........................................        350,000        36,078,000
   (a) Express Scripts Inc. ................................................        450,000        45,058,500
   (a) Human Genome Sciences Inc. ..........................................        350,000         9,691,500
   (a) Intuitive Surgical Inc. .............................................         75,000        27,042,000
       Masimo Corp. ........................................................        226,700         5,307,047
   (a) Mettler-Toledo International Inc. ...................................        391,727        49,153,904
   (a) Myriad Genetics Inc. ................................................        651,200        15,635,312
   (a) Onyx Pharmaceuticals Inc. ...........................................        312,800         9,030,536
       Pharmaceutical Product Development Inc. .............................      1,020,000        28,050,000
   (a) QIAGEN NV (Netherlands) .............................................      1,500,000        34,275,000
   (a) Salix Pharmaceuticals Ltd. ..........................................        561,497        22,572,179
   (a) Savient Pharmaceuticals Inc. ........................................        680,000         9,860,000
(a, b) Sequenom Inc. .......................................................        570,800         3,538,960
   (a) Stereotaxis Inc. ....................................................      1,813,200         8,612,700
   (a) Talecris Biotherapeutics Holdings Corp. .............................      1,488,300        27,905,625
   (a) Varian Medical Systems Inc. .........................................        765,000        43,130,700
   (a) Waters Corp. ........................................................        745,000        53,632,550
                                                                                              ---------------
                                                                                                  723,254,544
                                                                                              ---------------
       INDUSTRIALS 15.4%
   (a) Allegiant Travel Co. ................................................        430,000        22,114,900
       AMETEK Inc. .........................................................        692,000        29,929,000
       C.H. Robinson Worldwide Inc. ........................................        385,000        23,215,500
   (a) Copart Inc. .........................................................        560,000        19,986,400
       Cummins Inc. ........................................................        750,000        54,172,500
       Danaher Corp. .......................................................        398,400        33,577,152
   (a) First Solar Inc. ....................................................        350,500        50,314,275
       Flowserve Corp. .....................................................        486,800        55,777,544
       Fluor Corp. .........................................................        350,000        18,494,000
       J.B. Hunt Transport Services Inc. ...................................        775,000        28,566,500
   (a) Jacobs Engineering Group Inc. .......................................        400,000        19,288,000
       Joy Global Inc. .....................................................        600,000        34,086,000
       Knight Transportation Inc. ..........................................        500,000        10,645,000


                               92 | Annual Report

Franklin Strategic Series

       FRANKLIN SMALL-MID CAP GROWTH FUND                                         SHARES           VALUE
       ----------------------------------                                      ------------   ---------------
       COMMON STOCKS (CONTINUED)
       INDUSTRIALS (CONTINUED)
       Precision Castparts Corp. ...........................................        507,110   $    65,082,497
       Robert Half International Inc. ......................................        939,800        25,731,724
       Rockwell Collins Inc. ...............................................        764,300        49,679,500
   (a) Ryanair Holdings PLC, ADR (Ireland) .................................      1,156,600        32,569,856
   (a) Tetra Tech Inc. .....................................................        521,000        12,686,350
                                                                                              ---------------
                                                                                                  585,916,698
                                                                                              ---------------
       INFORMATION TECHNOLOGY 23.7%
       Activision Blizzard Inc. ............................................      2,525,300        27,980,324
   (a) Alliance Data Systems Corp. .........................................        877,400        65,857,644
       Analog Devices Inc. .................................................      1,035,000        30,977,550
   (a) ANSYS Inc. ..........................................................        807,200        36,324,000
   (a) Avago Technologies Ltd. (Singapore) .................................        950,000        19,494,000
   (a) Citrix Systems Inc. .................................................        900,000        42,300,000
       FactSet Research Systems Inc. .......................................        500,000        37,610,000
   (a) FLIR Systems Inc. ...................................................      1,000,000        30,590,000
       Global Payments Inc. ................................................        500,000        21,405,000
   (a) GSI Commerce Inc. ...................................................        930,400        25,353,400
   (a) Hittite Microwave Corp. .............................................        644,300        33,039,704
   (a) Juniper Networks Inc. ...............................................      1,125,000        31,961,250
   (a) Lam Research Corp. ..................................................        750,000        30,412,500
       MasterCard Inc., A ..................................................        185,000        45,887,400
   (a) NetApp Inc. .........................................................        700,100        24,272,467
   (a) Nuance Communications Inc. ..........................................      3,350,000        61,204,500
   (a) Polycom Inc. ........................................................      1,135,000        36,944,250
   (a) Red Hat Inc. ........................................................        450,000        13,441,500
   (a) SAIC Inc. ...........................................................      1,500,000        26,115,000
   (a) Sensata Technologies Holding NV .....................................      1,466,300        29,326,000
   (a) Silicon Laboratories Inc. ...........................................      1,380,400        66,742,340
   (a) Sybase Inc. .........................................................      1,025,000        44,464,500
   (a) Taleo Corp., A ......................................................        365,000         9,482,700
   (a) Trimble Navigation Ltd. .............................................        860,000        28,130,600
   (a) Varian Semiconductor Equipment Associates Inc. ......................      1,069,938        35,243,758
   (a) ViaSat Inc. .........................................................        562,567        19,943,000
       Xilinx Inc. .........................................................      1,250,000        32,225,000
                                                                                              ---------------
                                                                                                  906,728,387
                                                                                              ---------------
       MATERIALS 2.6%
       Celanese Corp., A ...................................................      1,500,000        47,985,000
       Ecolab Inc. .........................................................        550,000        26,862,000
       The Scotts Miracle-Gro Co., A .......................................        475,000        23,013,750
                                                                                              ---------------
                                                                                                   97,860,750
                                                                                              ---------------
       TELECOMMUNICATION SERVICES 2.6%
   (a) American Tower Corp., A .............................................        838,100        34,202,861
(a, c) Anda Networks .......................................................         91,107            66,508
   (a) SBA Communications Corp. ............................................      1,844,000        65,222,280
                                                                                              ---------------
                                                                                                   99,491,649
                                                                                              ---------------
       TOTAL COMMON STOCKS (COST $2,715,229,041) ...........................                    3,688,861,745
                                                                                              ---------------


                               Annual Report | 93

Franklin Strategic Series

                                                                                 PRINCIPAL
       FRANKLIN SMALL-MID CAP GROWTH FUND                                          AMOUNT          VALUE
       ----------------------------------                                      ------------   ---------------
       CONVERTIBLE BONDS (COST $3,282,534) 0.1%
       INFORMATION TECHNOLOGY 0.1%
   (d) Alliance Data Systems Corp., cvt., senior note, 144A,
          4.75%, 5/15/14 ...................................................   $ 3,243,000    $     5,557,691
                                                                                              ---------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $2,718,511,575) ............................................                    3,694,419,436
                                                                                              ---------------

                                                                                  SHARES
                                                                               ------------
       SHORT TERM INVESTMENTS 3.3%
       MONEY MARKET FUNDS (COST $116,316,160) 3.0%
   (e) Institutional Fiduciary Trust Money Market Portfolio, 0.00% .........    116,316,160       116,316,160
                                                                                              ---------------
   (f) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.3%
       MONEY MARKET FUNDS 0.3%
       Bank of New York Institutional Cash Reserve Fund,
   (g)    Series A, 0.16% ..................................................      9,766,000         9,766,000
   (a)    Series B .........................................................        836,763           669,411
                                                                                              ---------------
       TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
          (COST $10,602,763) ...............................................                       10,435,411
                                                                                              ---------------
       TOTAL INVESTMENTS (COST $2,845,430,498) 100.0% ......................                    3,821,171,007
       OTHER ASSETS, LESS LIABILITIES 0.0%h ................................                         (695,157)
                                                                                              ---------------
       NET ASSETS 100.0% ...................................................                  $ 3,820,475,850
                                                                                              ===============

See Abbreviations on page 123.

(a)  Non-income producing.

(b)  A portion or all of the security is on loan at April 30, 2010. See Note
     1(c).

(c)  See Note 8 regarding restricted securities.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the value of this security was $5,557,691, representing 0.15% of net assets.

(e) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(f)  See Note 1(c) regarding securities on loan.

(g)  The rate shown is the annualized seven-day yield at period end.

(h)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               94 | Annual Report

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2010

                                                                                               FRANKLIN
                                                                FRANKLIN       FRANKLIN         GROWTH
                                                                FLEX CAP     FOCUSED CORE   OPPORTUNITIES
                                                              GROWTH FUND     EQUITY FUND        FUND
                                                            --------------   ------------   -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .......................   $2,274,634,781   $11,346,555    $371,198,115
      Cost - Sweep Money Fund (Note 7) ..................      106,406,553       953,675              --
                                                            --------------   -----------    ------------
      Total cost of investments .........................   $2,381,041,334   $12,300,230    $371,198,115
                                                            --------------   -----------    ------------
      Value - Unaffiliated issuers ......................   $3,074,990,332   $13,383,118    $490,499,746
      Value - Sweep Money Fund (Note 7) .................      106,406,553       953,675              --
                                                            --------------   -----------    ------------
      Total value of investments(a) .....................    3,181,396,885    14,336,793     490,499,746
   Receivables:
      Investment securities sold ........................       18,396,573       136,667       8,240,900
      Capital shares sold ...............................        4,053,918        57,926         873,368
      Dividends .........................................        1,089,463         7,477          60,438
   Other assets .........................................            6,743            25             991
                                                            --------------   -----------    ------------
         Total assets ...................................    3,204,943,582    14,538,888     499,675,443
                                                            --------------   -----------    ------------
Liabilities:
   Payables:
      Investment securities purchased ...................       28,436,415       468,942       9,027,733
      Capital shares redeemed ...........................        4,618,928        32,113         683,712
      Affiliates ........................................        2,263,024         1,943         405,912
      Allocator Funds (Note 10) .........................           78,148            --          27,337
   Funds advanced by custodian ..........................               --            --       2,201,305
   Payable upon return of securities loaned .............               --            --       4,815,000
   Accrued expenses and other liabilities ...............          707,985         5,691          69,826
                                                            --------------   -----------    ------------
         Total liabilities ..............................       36,104,500       508,689      17,230,825
                                                            --------------   -----------    ------------
            Net assets, at value ........................   $3,168,839,082   $14,030,199    $482,444,618
                                                            ==============   ===========    ============
Net assets consist of:
   Paid-in capital ......................................   $2,477,483,205   $12,888,774    $450,790,509
   Undistributed net investment income ..................               --        12,287              --
   Net unrealized appreciation (depreciation) ...........      800,355,551     2,036,678     119,301,720
   Accumulated net realized gain (loss) .................     (108,999,674)     (907,540)    (87,647,611)
                                                            --------------   -----------    ------------
            Net assets, at value ........................   $3,168,839,082   $14,030,199    $482,444,618
                                                            ==============   ===========    ============
(a) Includes securities loaned ..........................   $           --   $        --    $  4,692,216

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 95

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010

                                                                                               FRANKLIN
                                                               FRANKLIN        FRANKLIN         GROWTH
                                                               FLEX CAP      FOCUSED CORE   OPPORTUNITIES
                                                              GROWTH FUND     EQUITY FUND        FUND
                                                            --------------   ------------   -------------
CLASS A:
   Net assets, at value                                     $1,899,702,970    $10,973,949    $168,205,370
                                                            --------------    -----------    ------------
   Shares outstanding                                           43,622,971      1,215,241       8,587,484
                                                            --------------    -----------    ------------
   Net asset value per share(a)                             $        43.55    $      9.03    $      19.59
                                                            --------------    -----------    ------------
   Maximum offering price per share (net asset value per
      share / 94.25%)                                       $        46.21    $      9.58    $      20.79
                                                            --------------    -----------    ------------
CLASS B:
   Net assets, at value                                     $   36,921,721             --    $  5,274,774
                                                            --------------    -----------    ------------
   Shares outstanding                                              923,135             --         289,095
                                                            --------------    -----------    ------------
   Net asset value and maximum offering price per
      share(a)                                              $        40.00             --    $      18.25
                                                            --------------    -----------    ------------
CLASS C:
   Net assets, at value                                     $  315,013,164    $ 1,852,620    $ 46,227,224
                                                            --------------    -----------    ------------
   Shares outstanding                                            7,859,892        208,105       2,539,691
                                                            --------------    -----------    ------------
   Net asset value and maximum offering price per
      share(a)                                              $        40.08    $      8.90    $      18.20
                                                            --------------    -----------    ------------
CLASS R:
   Net assets, at value                                     $   60,903,657    $    21,464    $ 17,010,062
                                                            --------------    -----------    ------------
   Shares outstanding                                            1,426,318          2,386         883,778
                                                            --------------    -----------    ------------
   Net asset value and maximum offering price per share     $        42.70    $      9.00    $      19.25
                                                            --------------    -----------    ------------
ADVISOR CLASS:
   Net assets, at value                                     $  856,297,570    $ 1,182,166    $245,727,188
                                                            --------------    -----------    ------------
   Shares outstanding                                           19,399,026        130,494      12,140,786
                                                            --------------    -----------    ------------
   Net asset value and maximum offering price per share     $        44.14    $      9.06    $      20.24
                                                            --------------    -----------    ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               96 | Annual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010

                                                                  FRANKLIN        FRANKLIN
                                                                 SMALL CAP     SMALL-MID CAP
                                                                GROWTH FUND     GROWTH FUND
                                                               -------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................   $271,293,848    $2,729,114,338
      Cost - Sweep Money Fund (Note 7) .....................     20,355,255       116,316,160
                                                               ------------    --------------
      Total cost of investments ............................   $291,649,103    $2,845,430,498
                                                               ============    ==============
      Value - Unaffiliated issuers .........................   $359,254,062    $3,704,854,847
      Value - Sweep Money Fund (Note 7) ....................     20,355,255       116,316,160
                                                               ------------    --------------
      Total value of investments(a) ........................    379,609,317     3,821,171,007
   Receivables:
      Investment securities sold ...........................      3,352,186        27,647,797
      Capital shares sold ..................................        612,890         2,646,777
      Dividends and interest ...............................         26,583           604,190
   Other assets ............................................          5,132             7,895
                                                               ------------    --------------
         Total assets ......................................    383,606,108     3,852,077,666
                                                               ------------    --------------
Liabilities:
   Payables:
      Investment securities purchased ......................      2,657,786        10,679,684
      Capital shares redeemed ..............................        514,092         6,041,931
      Affiliates ...........................................        370,347         2,771,672
   Payable upon return of securities loaned ................        665,000        10,602,763
   Accrued expenses and other liabilities ..................        118,278         1,505,766
                                                               ------------    --------------
         Total liabilities .................................      4,325,503        31,601,816
                                                               ------------    --------------
         Net assets, at value ..............................   $379,280,605    $3,820,475,850
                                                               ============    ==============
Net assets consist of:
   Paid-in capital .........................................   $384,197,900    $3,179,498,096
   Net unrealized appreciation (depreciation) ..............     87,960,214       975,740,509
   Accumulated net realized gain (loss) ....................    (92,877,509)     (334,762,755)
                                                               ------------    --------------
         Net assets, at value ..............................   $379,280,605    $3,820,475,850
                                                               ============    ==============
(a) Includes securities loaned .............................   $    610,880    $   10,248,960

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 97

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010

                                                                                 FRANKLIN        FRANKLIN
                                                                                 SMALL CAP     SMALL-MID CAP
                                                                               GROWTH FUND      GROWTH FUND
                                                                               ------------   --------------
CLASS A:
   Net assets, at value ....................................................   $197,461,478   $2,585,514,629
                                                                               ------------   --------------
   Shares outstanding ......................................................     19,707,716       80,073,816
                                                                               ------------   --------------
   Net asset value per share(a) ............................................   $      10.02   $        32.29
                                                                               ------------   --------------
   Maximum offering price per share (net asset value per share / 94.25%) ...   $      10.63   $        34.26
                                                                               ------------   --------------
CLASS B:
   Net assets, at value ....................................................   $  6,019,377   $   16,232,963
                                                                               ------------   --------------
   Shares outstanding ......................................................        659,036          538,642
                                                                               ------------   --------------
   Net asset value and maximum offering price per share(a) .................   $       9.13   $        30.14
                                                                               ------------   --------------
CLASS C:
   Net assets, at value ....................................................   $ 57,297,786   $  366,291,677
                                                                               ------------   --------------
   Shares outstanding ......................................................      6,262,472       12,587,656
                                                                               ------------   --------------
   Net asset value and maximum offering price per share(a) .................   $       9.15   $        29.10
                                                                               ------------   --------------
CLASS R:
   Net assets, at value ....................................................   $  4,290,431   $   69,415,110
                                                                               ------------   --------------
   Shares outstanding ......................................................        439,002        2,203,944
                                                                               ------------   --------------
   Net asset value and maximum offering price per share ....................   $       9.77   $        31.50
                                                                               ------------   --------------
ADVISOR CLASS:
   Net assets, at value ....................................................   $114,211,533   $  783,021,471
                                                                               ------------   --------------
   Shares outstanding ......................................................     10,989,808       23,595,398
                                                                               ------------   --------------
   Net asset value and maximum offering price per share ....................   $      10.39   $        33.19
                                                                               ------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               98 | Annual Report

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the year ended April 30, 2010

                                                                                                           FRANKLIN
                                                                            FRANKLIN       FRANKLIN         GROWTH
                                                                            FLEX CAP     FOCUSED CORE   OPPORTUNITIES
                                                                           GROWTH FUND    EQUITY FUND        FUND
                                                                          ------------   ------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers ............................................   $ 23,011,157   $   125,338    $   1,709,591
      Sweep Money Fund (Note 7) .......................................          4,832            12               --
   Income from securities loaned ......................................         31,723            --           17,402
                                                                          ------------   -----------    -------------
         Total investment income ......................................     23,047,712       125,350        1,726,993
                                                                          ------------   -----------    -------------
Expenses:
   Management fees (Note 3a) ..........................................     12,504,843        71,044        1,950,360
   Administrative fees (Note 3b) ......................................             --        19,295          788,101
   Distribution fees: (Note 3c)
      Class A .........................................................      4,200,864        16,290          422,758
      Class B .........................................................        409,750            --           55,905
      Class C .........................................................      2,869,525         9,359          385,338
      Class R .........................................................        267,267            64           60,706
   Transfer agent fees (Note 3e) ......................................      6,677,823        11,878          731,229
   Special servicing agreement fees (Note 10) .........................        959,748            --          323,852
   Custodian fees (Note 4) ............................................         36,337           302            8,068
   Reports to shareholders ............................................        446,622         3,268           67,522
   Registration and filing fees .......................................        117,653        40,086           76,993
   Professional fees ..................................................         49,912        25,674           33,781
   Trustees' fees and expenses ........................................         53,014            25            7,287
   Other ..............................................................         84,988         6,058           20,702
                                                                          ------------   -----------    -------------
         Total expenses ...............................................     28,678,346       203,343        4,932,602
         Expense reductions (Note 4) ..................................           (188)           (1)             (42)
         Expenses waived/paid by affiliates (Note 3f) .................       (405,102)      (91,474)        (244,832)
                                                                          ------------   -----------    -------------
            Net expenses ..............................................     28,273,056       111,868        4,687,728
                                                                          ------------   -----------    -------------
               Net investment income (loss) ...........................     (5,225,344)       13,482       (2,960,735)
                                                                          ------------   -----------    -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .....................................................    (11,841,335)     (221,681)      50,291,596
      Foreign currency transactions ...................................             --           632         (175,824)
                                                                          ------------   -----------    -------------
               Net realized gain (loss) ...............................    (11,841,335)     (221,049)      50,115,772
                                                                          ------------   -----------    -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .....................................................    808,395,319     3,392,050       84,861,674
      Translation of other assets and liabilities denominated in
         foreign currencies ...........................................             --           240              (81)
                                                                          ------------   -----------    -------------
               Net change in unrealized appreciation (depreciation) ...    808,395,319     3,392,290       84,861,593
                                                                          ------------   -----------    -------------
Net realized and unrealized gain (loss) ...............................    796,553,984     3,171,241      134,977,365
                                                                          ------------   -----------    -------------
Net increase (decrease) in net assets resulting from operations .......   $791,328,640   $ 3,184,723    $ 132,016,630
                                                                          ============   ===========    =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 99

Franklin Strategic Series

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended April 30, 2010

                                                                          FRANKLIN       FRANKLIN
                                                                          SMALL CAP    SMALL-MID CAP
                                                                         GROWTH FUND    GROWTH FUND
                                                                        ------------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers ..........................................   $    810,789   $   17,085,629
      Sweep Money Fund (Note 7) .....................................            284            5,530
   Interest .........................................................             --          272,079
   Income from securities loaned ....................................         69,432        1,779,345
                                                                        ------------   --------------
          Total investment income ...................................        880,505       19,142,583
                                                                        ------------   --------------
Expenses:
   Management fees (Note 3a) ........................................      1,646,783       15,392,031
   Administrative fees (Note 3b) ....................................        606,816               --
   Distribution fees: (Note 3c)
      Class A .......................................................        428,657        5,910,783
      Class B .......................................................        106,115          147,930
      Class C .......................................................        484,360        3,263,208
      Class R .......................................................         14,489          330,941
   Transfer agent fees (Note 3e) ....................................        771,148       10,216,254
   Special servicing agreement fees (Note 10) .......................        116,198               --
   Custodian fees (Note 4) ..........................................          5,412           53,962
   Reports to shareholders ..........................................         76,942          630,677
   Registration and filing fees .....................................         70,523          145,740
   Professional fees ................................................         28,397           66,259
   Trustees' fees and expenses ......................................          5,809           68,314
   Other ............................................................         17,490          265,191
                                                                        ------------   --------------
         Total expenses .............................................      4,379,139       36,491,290
         Expense reductions (Note 4) ................................             --             (113)
         Expenses waived/paid by affiliates (Note 3f) ...............        (55,350)              --
                                                                        ------------   --------------
             Net expenses ...........................................      4,323,789       36,491,177
                                                                        ------------   --------------
                Net investment income (loss) ........................     (3,443,284)     (17,348,594)
                                                                        ------------   --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
          Unaffiliated issuers ......................................     28,700,578      353,109,176
          Non-controlled affiliated issuers (Note 9) ................             --      (11,736,913)
      Foreign currency transactions .................................          8,681          211,891
                                                                        ------------   --------------
                Net realized gain (loss) ............................     28,709,259      341,584,154
                                                                         -----------   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments ......................................................    109,445,269      925,356,921
   Translation of other assets and liabilities denominated in
      foreign currencies ............................................           (112)          (2,617)
                                                                        ------------   --------------
                Net change in unrealized appreciation
                   (depreciation) ...................................    109,445,157      925,354,304
                                                                        ------------   --------------
Net realized and unrealized gain (loss) .............................    138,154,416    1,266,938,458
                                                                        ------------   --------------
Net increase (decrease) in net assets resulting from operations .....   $134,711,132   $1,249,589,864
                                                                        ============   ==============

   The accompanying notes are an integral part of these financial statements.


                               100 | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                            FRANKLIN FLEX CAP            FRANKLIN FOCUSED CORE
                                                               GROWTH FUND                    EQUITY FUND
                                                     -------------------------------   -------------------------
                                                           YEAR ENDED APRIL 30,           YEAR ENDED APRIL 30,
                                                     -------------------------------   -------------------------
                                                          2010             2009            2010          2009
                                                     --------------   --------------   -----------   -----------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...............   $   (5,225,344)  $   (3,677,869)  $    13,482   $    41,035
      Net realized gain (loss) from investments
         and foreign currency transactions .......      (11,841,335)     (87,232,126)     (221,049)     (683,456)
      Net change in unrealized appreciation
         (depreciation) on investments and
         translation of other assets and
         liabilities denominated in
         foreign currencies ......................      808,395,319     (764,613,305)    3,392,290      (644,799)
                                                     --------------   --------------   -----------   -----------
         Net increase (decrease) in net assets
            resulting from operations ............      791,328,640     (855,523,300)    3,184,723    (1,287,220)
                                                     --------------   --------------   -----------   -----------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................               --               --        (1,639)      (74,501)
         Class C .................................               --               --          (192)       (1,612)
         Class R .................................               --               --            --           (83)
         Advisor Class ...........................               --               --          (378)       (2,076)
      Net realized gains:
         Class A .................................               --               --            --       (16,497)
         Class C .................................               --               --            --          (426)
         Class R .................................               --               --            --           (22)
         Advisor Class ...........................               --               --            --          (403)
                                                     --------------   --------------   -----------   -----------
   Total distributions to shareholders ...........               --               --        (2,209)      (95,620)
                                                     --------------   --------------   -----------   -----------
   Capital share transactions: (Note 2)
         Class A .................................       45,426,202      (51,271,229)    3,349,764     1,542,220
         Class B .................................      (17,460,453)     (26,638,743)           --            --
         Class C .................................       (9,054,553)     (19,089,342)    1,484,137        97,423
         Class R .................................        1,887,097       (3,859,450)       11,844            --
         Advisor Class ...........................      292,155,935      123,671,368       834,265        38,570
                                                     --------------   --------------   -----------   -----------
   Total capital share transactions ..............      312,954,228       22,812,604     5,680,010     1,678,213
                                                     --------------   --------------   -----------   -----------
   Redemption fees ...............................               --            2,260            --            --
                                                     --------------   --------------   -----------   -----------
         Net increase (decrease) in net assets ...    1,104,282,868     (832,708,436)    8,862,524       295,373
Net assets:
   Beginning of year .............................    2,064,556,214    2,897,264,650     5,167,675     4,872,302
                                                     --------------   --------------   -----------   -----------
   End of year ...................................   $3,168,839,082   $2,064,556,214   $14,030,199   $ 5,167,675
                                                     ==============   ==============   ===========   ===========
Undistributed net investment income (loss)
   included in net assets:
   End of year ...................................   $           --   $       (4,440)  $    12,287   $     2,136
                                                     ==============   ==============   ===========   ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 101

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                           FRANKLIN GROWTH              FRANKLIN SMALL CAP
                                                          OPPORTUNITIES FUND                GROWTH FUND
                                                     ---------------------------   ----------------------------
                                                         YEAR ENDED APRIL 30,          YEAR ENDED APRIL 30,
                                                     ---------------------------   ----------------------------
                                                         2010           2009           2010            2009
                                                     ------------   ------------   ------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...............   $ (2,960,735)  $ (2,317,619)  $ (3,443,284)  $  (4,544,515)
      Net realized gain (loss) from investments
         and foreign currency transactions .......     50,115,772    (73,192,892)    28,709,259    (100,903,807)
      Net change in unrealized appreciation
         (depreciation) on investments and
         translation of other assets and
         liabilities denominated in
         foreign currencies ......................     84,861,593    (18,030,525)   109,445,157     (67,036,715)
                                                     ------------   ------------   ------------   -------------
         Net increase (decrease) in net assets
            resulting from operations ............    132,016,630    (93,541,036)   134,711,132    (172,485,037)
                                                     ------------   ------------   ------------   -------------
   Distributions to shareholders from net
      realized gains:
      Class A ....................................             --             --             --      (1,831,877)
      Class B ....................................             --             --             --        (287,838)
      Class C ....................................             --             --             --        (552,458)
      Class R ....................................             --             --             --         (22,400)
      Advisor Class ..............................             --             --             --      (1,312,092)
                                                     ------------   ------------   ------------   -------------
   Total distributions to shareholders ...........             --             --             --      (4,006,665)
                                                     ------------   ------------   ------------   -------------
   Capital share transactions: (Note 2)
      Class A ....................................     20,308,188     10,380,355      4,744,844     (75,656,594)
      Class B ....................................     (1,795,717)    (2,912,763)   (13,888,589)    (24,020,660)
      Class C ....................................      6,103,602      1,204,624     (4,066,668)    (14,625,680)
      Class R ....................................      5,699,353      1,865,922      1,052,204        (472,497)
      Advisor Class ..............................     39,200,509     65,072,564     18,482,711     (96,965,191)
                                                     ------------   ------------   ------------   -------------
   Total capital share transactions ..............     69,515,935     75,610,702      6,324,502    (211,740,622)
                                                     ------------   ------------   ------------   -------------
   Redemption fees ...............................             --            966             --           1,057
                                                     ------------   ------------   ------------   -------------
         Net increase (decrease) in net assets ...    201,532,565    (17,929,368)   141,035,634    (388,231,267)
Net assets:
   Beginning of year .............................    280,912,053    298,841,421    238,244,971     626,476,238
                                                     ------------   ------------   ------------   -------------
   End of year ...................................   $482,444,618   $280,912,053   $379,280,605   $ 238,244,971
                                                     ============   ============   ============   =============
Undistributed net investment income
   included in net assets:
   End of year ...................................   $         --   $         --   $         --   $          --
                                                     ============   ============   ============   =============

   The accompanying notes are an integral part of these financial statements.


                               102 | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        FRANKLIN SMALL-MID CAP
                                                                              GROWTH FUND
                                                                   --------------------------------
                                                                         YEAR ENDED APRIL 30,
                                                                   --------------------------------
                                                                        2010              2009
                                                                   --------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .............................   $  (17,348,594)  $   (19,042,195)
      Net realized gain (loss) from investments and
         foreign currency transactions .........................      341,584,154      (669,896,804)
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets
         and liabilities denominated in foreign currencies .....      925,354,304      (976,775,522)
                                                                   --------------   ---------------
         Net increase (decrease) in net assets resulting
            from operations ....................................    1,249,589,864    (1,665,714,521)
                                                                   --------------   ---------------
   Distributions to shareholders from net realized gains:
      Class A ..................................................               --        (6,612,344)
      Class B ..................................................               --           (42,726)
      Class C ..................................................               --          (939,029)
      Class R ..................................................               --          (162,759)
      Advisor Class ............................................               --        (1,349,787)
                                                                   --------------   ---------------
   Total distributions to shareholders .........................               --        (9,106,645)
                                                                   --------------   ---------------
   Capital share transactions: (Note 2)
      Class A ..................................................     (479,002,852)     (895,592,567)
      Class B ..................................................       (2,515,953)       (4,302,513)
      Class C ..................................................      (36,545,907)      (75,422,060)
      Class R ..................................................       (8,968,574)      (11,231,755)
      Advisor Class ............................................       50,561,439       (78,299,057)
                                                                   --------------   ---------------
   Total capital share transactions ............................     (476,471,847)   (1,064,847,952)
                                                                   --------------   ---------------
   Redemption fees .............................................               --            35,916
                                                                   --------------   ---------------
         Net increase (decrease) in net assets .................      773,118,017    (2,739,633,202)
Net assets:
   Beginning of year ...........................................    3,047,357,833     5,786,991,035
                                                                   --------------   ---------------
   End of year .................................................   $3,820,475,850   $ 3,047,357,833
                                                                   ==============   ===============
Undistributed net investment income (loss) included
   in net assets:
   End of year .................................................   $           --   $      (285,426)
                                                                   ==============   ===============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 103

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                             CLASS A, CLASS B, CLASS C, CLASS R
CLASS A, CLASS C, CLASS R & ADVISOR CLASS             & ADVISOR CLASS
-----------------------------------------   ------------------------------------
Franklin Focused Core Equity Fund           Franklin Flex Cap Growth Fund
                                            Franklin Growth Opportunities Fund
                                            Franklin Small Cap Growth Fund
                                            Franklin Small-Mid Cap Growth Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.


                              104 | Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds' Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               Annual Report | 105

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES LENDING

Certain funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or
ICRF), managed by the fund's custodian on the fund's behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund.

In September of 2008, the Bank of New York Mellon advised the Franklin Small-Mid Cap Growth Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Franklin Small-Mid Cap Growth Fund's position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

D. INCOME TAXES

It is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. As of April 30, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds' financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis


                              106 | Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 107

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                     FRANKLIN               FRANKLIN FOCUSED
                                               FLEX CAP GROWTH FUND         CORE EQUITY FUND
                                           ---------------------------   ----------------------
                                              SHARES         AMOUNT       SHARES       AMOUNT
                                           -----------   -------------   --------   -----------
CLASS A SHARES:
Year ended April 30, 2010
   Shares sold .........................    10,142,978   $ 382,850,039    582,595   $ 4,511,387
   Shares issued in reinvestment of
      distributions ....................            --              --        107           885
   Shares redeemed .....................    (8,721,078)   (337,423,837)  (146,719)   (1,162,508)
                                           -----------   -------------   --------   -----------
   Net increase (decrease) .............     1,421,900   $  45,426,202    435,983   $ 3,349,764
                                           ===========   =============   ========   ===========
Year ended April 30, 2009
   Shares sold .........................    10,241,362   $ 362,573,642    292,595   $ 1,835,475
   Shares issued in reinvestment of
      distributions ....................            --              --      5,075        26,184
   Shares redeemed .....................   (11,986,727)   (413,844,871)   (54,000)     (319,439)
                                           -----------   -------------   --------   -----------
   Net increase (decrease) .............    (1,745,365)  $ (51,271,229)   243,670   $ 1,542,220
                                           ===========   =============   ========   ===========
CLASS B SHARES:
Year ended April 30, 2010
   Shares sold .........................        64,640   $   2,258,253
   Shares redeemed .....................      (555,826)    (19,718,706)
                                           -----------   -------------
   Net increase (decrease) .............      (491,186)  $ (17,460,453)
                                           ===========   =============
Year ended April 30, 2009
   Shares sold .........................       174,451   $   6,264,143
   Shares redeemed .....................    (1,000,893)    (32,902,886)
                                           -----------   -------------
   Net increase (decrease) .............      (826,442)  $ (26,638,743)
                                           ===========   =============
CLASS C SHARES:
Year ended April 30, 2010
   Shares sold .........................     1,310,372   $  45,962,795    245,975   $ 1,917,768
   Shares issued in reinvestment of
      distributions ....................            --              --         23           186
   Shares redeemed .....................    (1,533,211)    (55,017,348)   (54,816)     (433,817)
                                           -----------   -------------   --------   -----------
   Net increase (decrease) .............      (222,839)  $  (9,054,553)   191,182   $ 1,484,137
                                           ===========   =============   ========   ===========
Year ended April 30, 2009
   Shares sold .........................     1,834,066   $  61,876,028     30,484   $   195,267
   Shares issued in reinvestment of
      distributions ....................            --              --        376         1,933
   Shares redeemed .....................    (2,540,857)    (80,965,370)   (18,632)      (99,777)
                                           -----------   -------------   --------   -----------
   Net increase (decrease) .............      (706,791)  $ (19,089,342)    12,228   $    97,423
                                           ===========   =============   ========   ===========


                               108 | Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                    FRANKLIN            FRANKLIN FOCUSED
                                              FLEX CAP GROWTH FUND      CORE EQUITY FUND
                                           -------------------------   ------------------
                                             SHARES        AMOUNT       SHARES    AMOUNT
                                           ----------   ------------   -------   --------
CLASS R SHARES:
Year ended April 30, 2010
   Shares sold .........................      473,944   $ 17,880,463     1,421   $ 12,129
   Shares redeemed .....................     (424,588)   (15,993,366)      (35)      (285)
                                           ----------   ------------   -------   --------
   Net increase (decrease) .............       49,356   $  1,887,097     1,386   $ 11,844
                                           ==========   ============   =======   ========
Year ended April 30, 2009
   Shares sold .........................      439,184   $ 15,149,663        --   $     --
   Shares redeemed .....................     (531,171)   (19,009,113)       --         --
                                           ----------   ------------   -------   --------
   Net increase (decrease) .............      (91,987)  $ (3,859,450)       --   $     --
                                           ==========   ============   =======   ========
ADVISOR CLASS SHARES:
Year ended April 30, 2010
   Shares sold .........................    9,273,966   $331,643,691   109,322   $876,605
   Shares issued in reinvestment of
      distributions ....................           --             --        45        377
   Shares redeemed .....................     (988,678)   (39,487,756)   (5,472)   (42,717)
                                           ----------   ------------   -------   --------
   Net increase (decrease) .............    8,285,288   $292,155,935   103,895   $834,265
                                           ==========   ============   =======   ========
Year ended April 30, 2009
   Shares sold .........................    4,690,791   $161,366,894     9,728   $ 57,955
   Shares issued in reinvestment of
      distributions ....................           --             --       479      2,478
   Shares redeemed .....................   (1,122,724)   (37,695,526)   (3,275)   (21,863)
                                           ----------   ------------   -------   --------
   Net increase (decrease) .............    3,568,067   $123,671,368     6,932   $ 38,570
                                           ==========   ============   =======   ========

                                                 FRANKLIN GROWTH                 FRANKLIN
                                               OPPORTUNITIES FUND         SMALL CAP GROWTH FUND
                                           -------------------------   ---------------------------
                                             SHARES        AMOUNT         SHARES         AMOUNT
                                           ----------   ------------   -----------   -------------
CLASS A SHARES:
Year ended April 30, 2010
   Shares sold .........................    4,138,485   $ 67,504,795     5,574,297   $  45,740,122
   Shares redeemed .....................   (2,751,361)   (47,196,607)   (5,065,052)    (40,995,278)
                                           ----------   ------------   -----------   -------------
   Net increase (decrease) .............    1,387,124   $ 20,308,188       509,245   $   4,744,844
                                           ==========   ============   ===========   =============
Year ended April 30, 2009
   Shares sold .........................    3,112,008   $ 50,885,144     6,425,475   $  44,816,186
   Shares issued in reinvestment of
      distributions ....................           --             --       303,971       1,674,888
   Shares redeemed .....................   (2,756,442)   (40,504,789)  (17,673,940)   (122,147,668)
                                           ----------   ------------   -----------   -------------
   Net increase (decrease) .............      355,566   $ 10,380,355   (10,944,494)  $ (75,656,594)
                                           ==========   ============   ===========   =============


                               Annual Report | 109

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                FRANKLIN GROWTH                 FRANKLIN
                                              OPPORTUNITIES FUND         SMALL CAP GROWTH FUND
                                           ------------------------   ---------------------------
                                             SHARES       AMOUNT         SHARES         AMOUNT
                                           ---------   ------------   -----------   -------------
CLASS B SHARES:
Year ended April 30, 2010
   Shares sold .........................      84,999   $  1,252,667        87,469   $     620,135
   Shares redeemed .....................    (189,435)    (3,048,384)   (2,003,577)    (14,508,724)
                                           ---------   ------------   -----------   -------------
   Net increase (decrease) .............    (104,436)  $ (1,795,717)   (1,916,108)  $ (13,888,589)
                                           =========   ============   ===========   =============
Year ended April 30, 2009
   Shares sold .........................      89,385   $  1,452,710       127,271   $     787,604
   Shares issued in reinvestment of
      distributions ....................          --             --        50,780         257,961
   Shares redeemed .....................    (304,157)    (4,365,473)   (3,829,822)    (25,066,225)
                                           ---------   ------------   -----------   -------------
   Net increase (decrease) .............    (214,772)  $ (2,912,763)   (3,651,771)  $ (24,020,660)
                                           =========   ============   ===========   =============
CLASS C SHARES:
Year ended April 30, 2010
   Shares sold .........................   1,064,354   $ 16,329,773       929,306   $   7,067,940
   Shares redeemed .....................    (643,275)   (10,226,171)   (1,483,260)    (11,134,608)
                                           ---------   ------------   -----------   -------------
   Net increase (decrease) .............     421,079   $  6,103,602      (553,954)  $  (4,066,668)
                                           =========   ============   ===========   =============
Year ended April 30, 2009
   Shares sold .........................     835,214   $ 12,871,578       643,124   $   3,814,156
   Shares issued in reinvestment of
      distributions ....................          --             --        99,237         504,123
   Shares redeemed .....................    (845,384)   (11,666,954)   (2,919,407)    (18,943,959)
                                           ---------   ------------   -----------   -------------
   Net increase (decrease) .............     (10,170)  $  1,204,624    (2,177,046)  $ (14,625,680)
                                           =========   ============   ===========   =============
CLASS R SHARES:
Year ended April 30, 2010
   Shares sold .........................     696,058   $ 11,548,428       250,130   $   1,984,960
   Shares redeemed .....................    (347,824)    (5,849,075)     (116,303)       (932,756)
                                           ---------   ------------   -----------   -------------
   Net increase (decrease) .............     348,234   $  5,699,353       133,827   $   1,052,204
                                           =========   ============   ===========   =============
Year ended April 30, 2009
   Shares sold .........................     341,730   $  4,955,460       125,708   $     888,845
   Shares issued in reinvestment of
      distributions ....................          --             --         4,156          22,400
   Shares redeemed .....................    (203,276)    (3,089,538)     (180,155)     (1,383,742)
                                           ---------   ------------   -----------   -------------
   Net increase (decrease) .............     138,454   $  1,865,922       (50,291)  $    (472,497)
                                           =========   ============   ===========   =============
ADVISOR CLASS SHARES:
Year ended April 30, 2010
   Shares sold .........................   2,570,954   $ 44,298,688     2,846,129   $  23,616,929
   Shares redeemed .....................    (289,033)    (5,098,179)     (599,506)     (5,134,218)
                                           ---------   ------------   -----------   -------------
   Net increase (decrease) .............   2,281,921   $ 39,200,509     2,246,623   $  18,482,711
                                           =========   ============   ===========   =============
Year ended April 30, 2009
   Shares sold .........................   5,178,762   $ 69,117,750     4,621,864   $  31,513,259
   Shares issued in reinvestment of
      distributions ....................          --             --       228,548       1,302,723
   Shares redeemed .....................    (264,983)    (4,045,186)  (19,665,807)   (129,781,173)
                                           ---------   ------------   -----------   -------------
   Net increase (decrease) .............   4,913,779   $ 65,072,564   (14,815,395)  $ (96,965,191)
                                           =========   ============   ===========   =============


                               110 | Annual Report

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                               FRANKLIN SMALL-MID CAP
                                                    GROWTH FUND
                                           -----------------------------
                                              SHARES          AMOUNT
                                           -----------   ---------------
CLASS A SHARES:
Year ended April 30, 2010
   Shares sold .........................    11,760,716   $   312,302,780
   Shares redeemed .....................   (29,977,041)     (791,305,632)
                                           -----------   ---------------
   Net increase (decrease) .............   (18,216,325)  $  (479,002,852)
                                           ===========   ===============
Year ended April 30, 2009
   Shares sold .........................    17,662,329   $   434,589,836
   Shares issued in reinvestment of
      distributions ....................       273,597         5,217,433
   Shares redeemed .....................   (52,103,900)   (1,335,399,836)
                                           -----------   ---------------
   Net increase (decrease) .............   (34,167,974)  $  (895,592,567)
                                           ===========   ===============
CLASS B SHARES:
Year ended April 30, 2010
   Shares sold .........................        65,241   $     1,634,862
   Shares redeemed .....................      (164,348)       (4,150,815)
                                           -----------   ---------------
   Net increase (decrease) .............       (99,107)  $    (2,515,953)
                                           ===========   ===============
Year ended April 30, 2009
   Shares sold .........................        45,036   $     1,007,278
   Shares issued in reinvestment of
      distributions ....................         2,216            39,845
   Shares redeemed .....................      (230,737)       (5,349,636)
                                           -----------   ---------------
   Net increase (decrease) .............      (183,485)  $    (4,302,513)
                                           ===========   ===============
CLASS C SHARES:
Year ended April 30, 2010
   Shares sold .........................       933,047   $    22,913,644
   Shares redeemed .....................    (2,424,305)      (59,459,551)
                                           -----------   ---------------
   Net increase (decrease) .............    (1,491,258)  $   (36,545,907)
                                           ===========   ===============
Year ended April 30, 2009
   Shares sold .........................       858,621   $    19,025,475
   Shares issued in reinvestment of
      distributions ....................        46,706           810,803
   Shares redeemed .....................    (4,306,440)      (95,258,338)
                                           -----------   ---------------
   Net increase (decrease) .............    (3,401,113)  $   (75,422,060)
                                           ===========   ===============
CLASS R SHARES:
Year ended April 30, 2010
   Shares sold .........................       868,517   $    22,163,383
   Shares redeemed .....................    (1,144,546)      (31,131,957)
                                           -----------   ---------------
   Net increase (decrease) .............      (276,029)  $    (8,968,574)
                                           ===========   ===============
Year ended April 30, 2009
   Shares sold .........................     1,102,996   $    27,082,387
   Shares issued in reinvestment of
      distributions ....................         8,509           158,871
   Shares redeemed .....................    (1,573,683)      (38,473,013)
                                           -----------   ---------------
   Net increase (decrease) .............      (462,178)  $   (11,231,755)
                                           ===========   ===============


                               Annual Report | 111

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             FRANKLIN SMALL-MID CAP
                                                   GROWTH FUND
                                           --------------------------
                                             SHARES         AMOUNT
                                           ----------   -------------
ADVISOR CLASS SHARES:
Year ended April 30, 2010
   Shares sold .........................    6,267,101   $ 177,335,667
   Shares redeemed .....................   (4,423,320)   (126,774,228)
                                           ----------   -------------
   Net increase (decrease) .............    1,843,781   $  50,561,439
                                           ==========   =============
Year ended April 30, 2009
   Shares sold .........................    5,582,498   $ 134,594,968
   Shares issued in reinvestment of
      distributions ....................       63,569       1,241,512
   Shares redeemed .....................   (8,196,350)   (214,135,537)
                                           ----------   -------------
   Net increase (decrease) .............   (2,550,283)  $ (78,299,057)
                                           ==========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
0.625%                Up to and including $100 million
0.500%                Over $100 million, up to and including $250 million
0.450%                Over $250 million, up to and including $7.5 billion
0.440%                Over $7.5 billion, up to and including $10 billion
0.430%                Over $10 billion, up to and including $12.5 billion
0.420%                Over $12.5 billion, up to and including $15 billion
0.400%                In excess of $15 billion


                               112 | Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.750%         Up to and including $500 million
       0.650%         Over $500 million, up to and including $1 billion
       0.600%         Over $1 billion, up to and including $1.5 billion
       0.550%         Over $1.5 billion, up to and including $6.5 billion
       0.525%         Over $6.5 billion, up to and including $11.5 billion
       0.500%         Over $11.5 billion, up to and including $16.5 billion
       0.490%         Over $16.5 billion, up to and including $19 billion
       0.480%         Over $19 billion, up to and including $21.5 billion
       0.470%         In excess of $21.5 billion

The Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.500%         Up to and including $500 million
       0.400%         Over $500 million, up to and including $1 billion
       0.350%         Over $1 billion, up to and including $1.5 billion
       0.300%         Over $1.5 billion, up to and including $6.5 billion
       0.275%         Over $6.5 billion, up to and including $11.5 billion
       0.250%         Over $11.5 billion, up to and including $16.5 billion
       0.240%         Over $16.5 billion, up to and including $19 billion
       0.230%         Over $19 billion, up to and including $21.5 billion
       0.220%         In excess of $21.5 billion

The Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.550%         Up to and including $500 million
       0.450%         Over $500 million, up to and including $1 billion
       0.400%         Over $1 billion, up to and including $1.5 billion
       0.350%         Over $1.5 billion, up to and including $6.5 billion
       0.325%         Over $6.5 billion, up to and including $11.5 billion
       0.300%         Over $11.5 billion, up to and including $16.5 billion
       0.290%         Over $16.5 billion, up to and including $19 billion
       0.280%         Over $19 billion, up to and including $21.5 billion
       0.270%         In excess of $21.5 billion


                               Annual Report | 113

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                       FRANKLIN
                         FRANKLIN      FRANKLIN         GROWTH        FRANKLIN       FRANKLIN
                         FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP    SMALL-MID CAP
                       GROWTH FUND    EQUITY FUND        FUND       GROWTH FUND    GROWTH FUND
                       -----------   ------------   -------------   -----------   -------------
Reimbursement Plans:
   Class A .........      0.25%          0.35%          0.35%          0.35%          0.25%
Compensation Plans:
   Class B .........      1.00%            --           1.00%          1.00%          1.00%
   Class C .........      1.00%          1.00%          1.00%          1.00%          1.00%
   Class R .........      0.50%          0.50%          0.50%          0.50%          0.50%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares for the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund until further notice and approval by the Board.


                              114 | Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                                                FRANKLIN
                                                  FRANKLIN      FRANKLIN         GROWTH        FRANKLIN
                                                  FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP
                                                GROWTH FUND    EQUITY FUND        FUND       GROWTH FUND
                                                -----------   ------------   -------------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ......     $869,130       $10,979        $117,134       $51,842
Contingent deferred sales charges retained ..     $ 36,427       $    73        $  6,571       $ 3,232

                                                   FRANKLIN
                                                SMALL-MID CAP
                                                 GROWTH FUND
                                                -------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ......      $220,460
Contingent deferred sales charges retained ..      $ 14,214

E. TRANSFER AGENT FEES

For the year ended April 30, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                         FRANKLIN
                           FRANKLIN      FRANKLIN         GROWTH       FRANKLIN       FRANKLIN
                           FLEX CAP    FOCUSED CORE   OPPORTUNITIES    SMALL CAP    SMALL-MID CAP
                         GROWTH FUND    EQUITY FUND        FUND       GROWTH FUND    GROWTH FUND
                         -----------   ------------   -------------   -----------   -------------
Transfer agent fees ..    $4,288,178      $8,698         $502,008       $481,716      $5,786,844

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Focused Core Equity Fund, Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the fund do not exceed 0.89% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2010.

For Franklin Flex Cap Growth Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund, FT Services and Advisers have voluntarily agreed to limit the increase in the funds' net annual operating expense ratio that results from the implementation of the Special Servicing Agreement (SSA) to 0.02% through April 30, 2010. See Note 10 regarding the SSA.

G. OTHER AFFILIATED TRANSACTIONS

At April 30, 2010, Advisers owned 32.00% of the Franklin Focused Core Equity Fund's outstanding shares.


                               Annual Report | 115

Franklin Strategic Series

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2010, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2010, the capital loss carryforwards were as follows:

                                                                           FRANKLIN
                                            FRANKLIN       FRANKLIN         GROWTH
                                            FLEX CAP     FOCUSED CORE   OPPORTUNITIES
                                           GROWTH FUND    EQUITY FUND        FUND
                                          ------------   ------------   -------------
Capital loss carryforwards expiring in:
   2011 ...............................   $         --     $     --      $47,112,100
   2017 ...............................      3,144,703       82,022       33,744,357
   2018 ...............................    105,341,451      745,901               --
                                          ------------     --------      -----------
                                          $108,486,154     $827,923      $80,856,457
                                          ============     ========      ===========

                                            FRANKLIN        FRANKLIN
                                            SMALL CAP    SMALL-MID CAP
                                           GROWTH FUND    GROWTH FUND
                                          ------------   -------------
Capital loss carryforwards expiring in:
   2017 ...............................    $33,312,673    $ 78,384,777
   2018 ...............................     52,744,322     254,810,727
                                           -----------    ------------
                                           $86,056,995    $333,195,504
                                           ===========    ============

During the year ended April 30, 2010, the Franklin Growth Opportunities Fund utilized $12,956,503 of capital loss carryforwards.

On April 30, 2010, the Franklin Growth Opportunities Fund had expired capital loss carry-forwards of $69,560,332 which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended April 30, 2010 and 2009, was as follows:

                                    FRANKLIN
                                  FOCUSED CORE     FRANKLIN SMALL CAP
                                   EQUITY FUND        GROWTH FUND
                                ----------------   ------------------
                                 2010      2009     2010      2009
                                ------   -------    ----  -----------
Distributions paid from:
   Ordinary income ..........   $2,209   $95,510    $--   $3,622,227
   Long term capital gain ...       --       110     --      384,438
                                ------   -------    ---   ----------
                                $2,209   $95,620    $--   $4,006,665
                                ======   =======    ===   ==========


                               116 | Annual Report

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

                                     FRANKLIN
                                  SMALL-MID CAP
                                   GROWTH FUND
                                -----------------
                                2010      2009
                                ----   ----------
Distributions paid from:
   Ordinary income ..........    $--   $       --
   Long term capital gain ...     --    9,106,645
                                 ---   ----------
                                 $--   $9,106,645
                                 ===   ==========

At April 30, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                                                                                     FRANKLIN
                                                      FRANKLIN       FRANKLIN         GROWTH
                                                      FLEX CAP     FOCUSED CORE   OPPORTUNITIES
                                                    GROWTH FUND     EQUITY FUND        FUND
                                                  --------------   ------------   -------------
Cost of investments ...........................   $2,381,554,855   $12,378,694    $377,989,269
                                                  ==============   ===========    ============
Unrealized appreciation .......................   $  831,793,155   $ 2,277,238    $119,742,897
Unrealized depreciation .......................      (31,951,125)     (319,139)     (7,232,420)
                                                  --------------   -----------    ------------
Net unrealized appreciation (depreciation) ....   $  799,842,030   $ 1,958,099    $112,510,477
                                                  ==============   ===========    ============
Distributable earnings - undistributed ordinary
   income .....................................   $           --   $     11,250   $         --
                                                  ==============   ===========    ============

                                                   FRANKLIN        FRANKLIN
                                                   SMALL CAP    SMALL-MID CAP
                                                  GROWTH FUND    GROWTH FUND
                                                 ------------   --------------
Cost of investments ..........................   $298,469,620   $2,846,997,741
                                                 ============   ==============
Unrealized appreciation ......................   $ 98,536,733   $1,095,519,751
Unrealized depreciation ......................    (17,397,036)    (121,346,485)
                                                 ------------   --------------
Net unrealized appreciation (depreciation) ...   $ 81,139,697   $  974,173,266
                                                 ============   ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, corporate actions, non-deductible expenses, and regulatory settlement.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, corporate actions, and regulatory settlement.


                               Annual Report | 117

Franklin Strategic Series

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2010, were as follows:

                                                   FRANKLIN
                   FRANKLIN        FRANKLIN         GROWTH        FRANKLIN        FRANKLIN
                   FLEX CAP      FOCUSED CORE   OPPORTUNITIES     SMALL CAP     SMALL-MID CAP
                  GROWTH FUND     EQUITY FUND        FUND        GROWTH FUND     GROWTH FUND
                --------------   ------------   -------------   ------------   --------------
Purchases ...   $1,541,370,133    $9,248,253     $340,420,852   $178,458,692   $1,831,499,798
Sales .......   $1,269,961,006    $3,840,530     $259,058,578   $190,960,527   $2,318,589,501

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2010, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

                                                                             ACQUISITION
SHARES/WARRANTS   ISSUER                                                         DATE         COST         VALUE
---------------   ------                                                     -----------   ----------   -----------
FRANKLIN FLEX CAP GROWTH FUND
         36,443   Anda Networks ..........................................       3/24/00   $2,000,000   $    26,603
      2,227,171   FibroGen Inc., pfd., E .................................       5/19/00    9,999,998    10,022,270
                                                                                                        -----------
                     TOTAL RESTRICTED SECURITIES (0.32% of Net Assets) ...                              $10,048,873
                                                                                                        ===========
FRANKLIN GROWTH OPPORTUNITIES FUND

        376,433   Dilithium Networks Inc. ................................       7/13/06   $  873,300   $        --
         28,987   Dilithium Networks Inc., depository receipt,  D, pfd.,
                     144A, PIPES .........................................      10/30/08       14,501        31,886
         12,447   Dilithium Networks Inc., wts., 12/31/09 ................      10/30/08           --            30
                                                                                                        -----------
                     TOTAL RESTRICTED SECURITIES (0.01% of Net Assets) ...                              $    31,916
                                                                                                        ===========


                               118 | Annual Report

Franklin Strategic Series

8. RESTRICTED SECURITIES (CONTINUED)

                                                                             ACQUISITION
SHARES/WARRANTS   ISSUER                                                         DATE         COST         VALUE
---------------   ------                                                     -----------   ----------   -----------
FRANKLIN SMALL-MID CAP GROWTH FUND
         91,107   Anda Networks (0.00%(a) of Net Assets) .................       3/24/00   $5,000,000   $    66,508
                                                                                                        ===========

(a)  Rounds to less than 0.01% of net assets.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small-Mid Cap Growth Fund for the year ended April 30, 2010, were as shown below.

                                     NUMBER                             NUMBER
                                    OF SHARES                         OF SHARES
                                     HELD AT                           HELD AT                              REALIZED
                                    BEGINNING    GROSS       GROSS      END OF     VALUE AT   INVESTMENT    CAPITAL
NAME OF ISSUER                      OF YEAR    ADDITIONS  REDUCTIONS     YEAR    END OF YEAR    INCOME     GAIN (LOSS)
--------------                      ---------  ---------  ----------  ---------  -----------  ----------  ------------
FRANKLIN SMALL-MID CAP GROWTH FUND
NON-CONTROLLED AFFILIATES
FormFactor Inc. ..................  2,717,524     --       2,717,524      --        $--(a)        $--     $(11,736,913)
                                                                                    ===           ===     ============

(a)  As of April 30, 2010, no longer an affiliate.

10. SPECIAL SERVICING AGREEMENT

On May 1, 2009, the Franklin Flex Cap Growth Fund, the Franklin Growth Opportunities Fund, the Franklin Small Cap Growth Fund, and the Franklin Small-Mid Cap Growth Fund, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a SSA with the Allocator Funds and certain service providers of the funds and the Allocator Funds. Under the SSA, the funds may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services, affiliates of the funds. For the year ended April 30, 2010, the Franklin Flex Cap Growth Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund were held by one or more of the Allocator Funds and were allocated expenses as noted in the Statements of Operations.


                               Annual Report | 119

Franklin Strategic Series

10. SPECIAL SERVICING AGREEMENT (CONTINUED)

At April 30, 2010, one or more of the Allocator Funds owned a percentage of the funds' outstanding shares as follows:

  FRANKLIN    FRANKLIN GROWTH     FRANKLIN
  FLEX CAP     OPPORTUNITIES     SMALL CAP
GROWTH FUND         FUND        GROWTH FUND
-----------   ---------------   -----------
   16.32%          40.47%          21.85%

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended April 30, 2010, the Funds did not utilize the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                              120 | Annual Report

Franklin Strategic Series

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Funds' assets and liabilities carried at fair value:

                                           LEVEL 1        LEVEL 2      LEVEL 3           TOTAL
                                       --------------   ----------   -----------    --------------
FRANKLIN FLEX CAP GROWTH FUND
ASSETS:
   Investments in Securities
      Equity Investments:(a)
         Pharmaceuticals,
            Biotechnology &
            Life Sciences              $  248,989,890   $       --   $10,022,270    $  259,012,160
         Telecommunication
            Services                       78,988,000           --        26,603        79,014,603
         Other Equity Investments(b)    2,736,963,569           --            --     2,736,963,569
      Short Term Investments              106,406,553           --            --       106,406,553
                                       --------------   ----------   -----------    --------------
            Total Investments in
               Securities              $3,171,348,012   $       --   $10,048,873    $3,181,396,885
                                       ==============   ==========   ===========    ==============
FRANKLIN FOCUSED CORE EQUITY FUND
ASSETS:
   Investments in Securities
      Equity Investments(a ,b)         $   13,383,118   $       --   $        --    $   13,383,118
      Short Term Investments                  953,675           --            --           953,675
                                       --------------   ----------   -----------    --------------
            Total Investments in
               Securities              $   14,336,793   $       --   $        --    $   14,336,793
                                       ==============   ==========   ===========    ==============
FRANKLIN GROWTH OPPORTUNITIES FUND
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Information Technology        $  165,460,123   $       --   $    31,916(c) $  165,492,039
         Other Equity Investments(b)      320,192,707           --            --       320,192,707
      Short Term Investments                       --    4,815,000            --         4,815,000
                                       --------------   ----------   -----------    --------------
            Total Investments in
               Securities              $  485,652,830   $4,815,000   $    31,916    $  490,499,746
                                       ==============   ==========   ===========    ==============
FRANKLIN SMALL CAP GROWTH FUND
ASSETS:
   Investments in Securities:
      Equity Investments(b)            $  358,589,062   $       --   $        --    $  358,589,062
      Short Term Investments               20,355,255      665,000            --        21,020,255
                                       --------------   ----------   -----------    --------------
            Total Investments in
               Securities              $  378,944,317   $  665,000   $        --    $  379,609,317
                                       ==============   ==========   ===========    ==============


                              Annual Report | 121

Franklin Strategic Series

12. FAIR VALUE MEASUREMENTS (CONTINUED)

                                           LEVEL 1        LEVEL 2     LEVEL 3        TOTAL
                                       --------------   -----------   -------   --------------
FRANKLIN SMALL-MID CAP GROWTH FUND
ASSETS:
   Investments in Securities
      Equity Investments:
         Telecommunication
            Services                   $   99,425,141   $        --   $66,508   $   99,491,649
         Other Equity Investments(b)    3,589,370,096            --        --    3,589,370,096
      Convertible Bonds                            --     5,557,691        --        5,557,691
      Short Term Investments              116,316,160    10,435,411        --      126,751,571
                                       --------------   -----------   -------   --------------
            Total Investments in
               Securities              $3,805,111,397   $15,993,102   $66,508   $3,821,171,007
                                       ==============   ===========   =======   ==============

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statements of Investments.

(c)  Includes a security determined to have no value at April 30, 2010.

At April 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds' fair value, were as follows:

                                                                                                                     NET CHANGE
                                                                                                                         IN
                                                              NET CHANGE                                             UNREALIZED
                                                                  IN                                                APPRECIATION
                                   BALANCE AT      NET        UNREALIZED       NET       TRANSFER    BALANCE AT    (DEPRECIATION)
                                   BEGINNING     REALIZED    APPRECIATION   PURCHASES  IN (OUT OF)     END OF      ON ASSETS HELD
                                    OF YEAR    GAIN (LOSS)  (DEPRECIATION)   (SALES)     LEVEL 3        YEAR         AT YEAR END
                                  -----------  -----------  --------------  ---------  -----------  -----------    --------------
FRANKLIN FLEX CAP GROWTH FUND
   ASSETS
      Equity Investments:(a)
         Pharmaceuticals,
            Biotechnology & Life
            Sciences............  $11,224,942      $--       $(1,202,672)      $--      $     --    $10,022,270     $(1,202,672)
         Telecommunication
            Services............       28,061       --            (1,458)       --            --         26,603          (1,458)
                                  -----------      ---       -----------       ---      --------    -----------     -----------
            Total...............  $11,253,003      $--       $(1,204,130)      $--      $     --    $10,048,873     $(1,204,130)
                                  ===========      ===       ===========       ===      ========    ===========     ===========
FRANKLIN GROWTH OPPORTUNITIES
   FUND
   ASSETS
      Equity Investments:(a)
         Information
            Technology..........  $   487,248      $--       $  (455,332)      $--      $     --    $    31,916(b)  $  (455,332)
      Notes.....................       14,501       --                --        --       (14,501)            --              --
                                  -----------      ---       -----------       ---      --------    -----------     -----------
            Total...............  $   501,749      $--       $  (455,332)      $--      $(14,501)   $    31,916     $  (455,332)
                                  ===========      ===       ===========       ===      ========    ===========     ===========
FRANKLIN SMALL-MID CAP
   GROWTH FUND
   ASSETS
      Equity Investments:
         Telecommunication
            Services............  $    70,152      $--       $    (3,644)      $--      $     --    $    66,508     $    (3,644)
                                  -----------      ---       -----------       ---      --------    -----------     -----------

(a)  Includes common and preferred stocks as well as other equity investments.

(b)  Includes securities determined to have no value at April 30, 2010.


                               122 | Annual Report

Franklin Strategic Series

13. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds believe the adoption of this Accounting Standards Update will not have a material impact on their financial statements.

14. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR   - American Depository Receipt
PIPES - Private Investment in Public Equity Security


                               Annual Report | 123

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Flex Cap Growth Fund, Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the "Funds") at April 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 16, 2010


                               124 | Annual Report

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Franklin Focused Core Equity Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2010.

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2010:

  FRANKLIN      FRANKLIN     FRANKLIN GROWTH     FRANKLIN       FRANKLIN
  FLEX CAP    FOCUSED CORE    OPPORTUNITIES     SMALL CAP    SMALL-MID CAP
GROWTH FUND    EQUITY FUND         FUND        GROWTH FUND    GROWTH FUND
-----------   ------------   ---------------   -----------   -------------
$22,899,990     $124,000       $1,581,792       $809,519      $16,586,698

Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               Annual Report | 125

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                            FUND COMPLEX
                                                                              OVERSEEN
NAME, YEAR OF BIRTH                                      LENGTH OF            BY BOARD
AND ADDRESS                           POSITION          TIME SERVED           MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------------------   ----------------   -----------------   -----------------   -------------------------------------
HARRIS J. ASHTON (1932)           Trustee            Since 1991          131                 Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

SAM GINN (1937)                   Trustee            Since 2007          108                 ICO Global Communications (Holdings)
One Franklin Parkway                                                                         Limited (satellite company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)           Trustee            Since 1998          131                 Hess Corporation (exploration and
One Franklin Parkway                                                                         refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                     Company (processed foods and allied
                                                                                             products), RTI International Metals,
                                                                                             Inc. (manufacture and distribution of
                                                                                             titanium), Canadian National Railway
                                                                                             (railroad) and White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929)          Trustee            Since 1991          107                 None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).


                               126 | Annual Report

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                            FUND COMPLEX
                                                                              OVERSEEN
NAME, YEAR OF BIRTH                                      LENGTH OF            BY BOARD
AND ADDRESS                           POSITION          TIME SERVED           MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------------------   ----------------   -----------------   -----------------   -------------------------------------
J. MICHAEL LUTTIG (1954)          Trustee            Since               131                 Boeing Capital Corporation (aircraft
One Franklin Parkway                                 December 2009                           financing).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932)             Trustee            Since 2007          131                 Hess Corporation (exploration and
One Franklin Parkway                                                                         refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)          Trustee            Since 2007          139                 Cbeyond, Inc. (business
One Franklin Parkway                                                                         communications provider).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)             Lead Independent   Trustee since       108                 None
One Franklin Parkway              Trustee            2006 and Lead
San Mateo, CA 94403-1906                             Independent
                                                     Trustee since
                                                     2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                            FUND COMPLEX
                                                                              OVERSEEN
NAME, YEAR OF BIRTH                                      LENGTH OF            BY BOARD
AND ADDRESS                           POSITION          TIME SERVED           MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------------------   ----------------   -----------------   -----------------   -------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and        Trustee since       131                 None
One Franklin Parkway              Chairman of the    1991 and Chairman
San Mateo, CA 94403-1906          Board              of the Board
                                                     since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 127

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                            FUND COMPLEX
                                                                              OVERSEEN
NAME, YEAR OF BIRTH                                      LENGTH OF            BY BOARD
AND ADDRESS                           POSITION          TIME SERVED           MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------------------   ----------------   -----------------   -----------------   -------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee            Since 1991          51                  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)             Chief Compliance   Chief Compliance    Not Applicable      Not Applicable
One Franklin Parkway              Officer and Vice   Officer since
San Mateo, CA 94403-1906          President - AML    2004 and Vice
                                  Compliance         President - AML
                                                     Compliance since
                                                     2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)         Chief Executive    Since 2009          Not Applicable      Not Applicable
One Franklin Parkway              Officer -
San Mateo, CA 94403-1906          Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967)              Treasurer, Chief   Since 2009          Not Applicable      Not Applicable
One Franklin Parkway              Financial
San Mateo, CA 94403-1906          Officer and
                                  Chief Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)            Vice President     Since 2009          Not Applicable      Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)              Vice President     Since 2000          Not Applicable      Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.


                               128 | Annual Report

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                            FUND COMPLEX
                                                                              OVERSEEN
NAME, YEAR OF BIRTH                                      LENGTH OF            BY BOARD
AND ADDRESS                           POSITION          TIME SERVED           MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------------------   ----------------   -----------------   -----------------   -------------------------------------
STEVEN J. GRAY (1955)             Vice President     Since August 2009   Not Applicable      Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)         President and      Since April 2010    Not Applicable      Not Applicable
One Franklin Parkway              Chief Executive
San Mateo, CA 94403-1906          Officer -
                                  Investment
                                  Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)    Vice President     Since 2000          Not Applicable      Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)         Vice President     Since August 2009   Not Applicable      Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President     Since 2006          Not Applicable      Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 129

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                            FUND COMPLEX
                                                                              OVERSEEN
NAME, YEAR OF BIRTH                                      LENGTH OF            BY BOARD
AND ADDRESS                           POSITION          TIME SERVED           MEMBER*               OTHER DIRECTORSHIPS HELD
-------------------------------   ----------------   -----------------   -----------------   -------------------------------------
CRAIG S. TYLE (1960)              Vice President     Since 2005          Not Applicable      Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               130 | Annual Report

Franklin Strategic Series

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 13, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management


                               Annual Report | 131

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2010,


                               132 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board's view of such performance.

FRANKLIN FLEX CAP GROWTH FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the middle quintile of such performance universe for the one-year period, but on an annualized basis to be in the second-highest quintile of the performance universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund's performance as set forth in the Lipper report, noting that the Fund's total return for the one-year period exceeded 35%.

FRANKLIN FOCUSED CORE EQUITY FUND - The performance universe for this Fund consisted of all retail and institutional multi-cap core funds as selected by Lipper. The Fund has been in operation for only two full years, and the Lipper report showed its total return for the one-year period and for its annualized two years of operation to be in the highest quintile of such performance universe. The Board did not believe such performance to be particularly meaningful in view of the Fund's brief period of operation.

FRANKLIN GROWTH OPPORTUNITIES FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund's total return for the one-year period to be in the middle quintile of its performance universe, and on an annualized basis to be in the highest quintile of such universe during each of the previous three- and five-year periods, and in the second-lowest quintile of such universe for the previous 10-year period. The Board found the Fund's performance as set forth in the Lipper report to be acceptable.

FRANKLIN SMALL CAP GROWTH FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small cap growth funds as selected by Lipper. The Lipper report showed the Fund's total return to be in the highest quintile of such performance universe during the one-year period, and on an annualized basis to be in the second-highest quintile of such universe for the previous three-year period, and the middle quintile of such universe for the pervious five-year period. The Fund has not been in operation for a full 10-year period. The Board was satisfied with the Fund's performance as set forth in the Lipper report.

FRANKLIN SMALL-MID CAP GROWTH FUND - The performance universe for this Fund consisted of all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return during the one-year period to be in the middle quintile of such performance universe, and on an annualized basis to be in the middle quintile of such universe during each of the previous three- and five-year periods, and the second-highest quintile of such universe during the previous 10-year period. The Board found the Fund's performance as set forth in the Lipper report to be acceptable.


                               Annual Report | 133

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratios for each of Franklin Flex Cap Growth Fund and Franklin Small-Mid Cap Growth Fund to be in the least expensive quintile of its respective Lipper expense group. The contractual investment management fee rate for Franklin Small Cap Growth Fund was in the least expensive quintile of its Lipper expense group and its actual total expense ratio was at the median of such expense group. The contractual investment management fee rate for Franklin Growth Opportunities Fund was in the least expensive quintile of its Lipper expense group and the actual total expense ratio was in the second least expensive quintile of such group. The Board was satisfied with the contractual management fees and total expense ratios of each of these Funds in comparison to its expense group as shown in the Lipper reports. The contractual investment management fee rate for Franklin Focused Core Equity Fund was in the middle quintile of its Lipper expense group, and its actual total expense ratio was in the least expensive quintile of such expense group. The Board was satisfied with the expenses of this Fund as shown in its Lipper report, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations


                               134 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for all of the Funds contains breakpoints that continued to asset levels that exceeded their asset size at December 31, 2009. The assets of Franklin Focused Core Equity Fund amounted to approximately $11 million at December 31, 2009, and the Board did not believe such size afforded any economies of scale, noting expenses were subsidized by management. In view of such fee structure and the favorable expense comparisons of the other Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, there was a sharing of benefits with each Fund and its shareholders.


                               Annual Report | 135

Franklin Strategic Series

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HOUSEHOLDING OF REPORTS AND PROSPECTUSES

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.


                               136 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A SUMMARY PROSPECTUS AND/OR PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ A PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets
Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Conservative Allocation Fund (3)
Franklin Templeton Growth Allocation Fund (3)
Franklin Templeton Moderate Allocation Fund (3)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund (4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund (4)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME (5)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund (6)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California (7)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts (8)
Michigan (8)
Minnesota (8)
Missouri
New Jersey
New York (7)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust (9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.) The fund invests primarily in insured municipal securities.

(7.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(8.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

(C) 2010 Franklin Templeton Investments. All rights reserved.

FSS1 A 06/10


APRIL 30, 2010

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

                                    (GRAPHIC)

                                                                          SECTOR

                            FRANKLIN STRATEGIC SERIES

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .....................................................    1
ANNUAL REPORT
Economic and Market Overview ...........................................    3
Franklin Biotechnology Discovery Fund ..................................    5
Franklin Natural Resources Fund ........................................   13
Financial Highlights and Statements of Investments .....................   23
Financial Statements ...................................................   36
Notes to Financial Statements ..........................................   40
Report of Independent Registered Public Accounting
   Firm ................................................................   53
Tax Designation ........................................................   54
Board Members and Officers .............................................   55
Shareholder Information ................................................   60

Shareholder Letter

Dear Shareholder:

During the year ended April 30, 2010, the U.S. economy showed signs of an increasingly broad-based expansion while interest rates remained near all-time lows and inflation was muted. Although corporate and global economic data underscored some weak spots amid short-term improvements, by fourth quarter 2009 and into 2010, most companies beat consensus earnings estimates, aided by government incentives and a wave of restructuring and cost-cutting initiatives. U.S. equity markets enjoyed an unusually strong rally until first quarter 2010, when volatility returned as investors began to heed signs of overvaluation. In addition, concerns about some European countries' creditworthiness contributed to significant market uncertainty. Investors also questioned the global recovery's sustainability as some government stimulus measures began to wind down. During the reporting period, U.S. Treasury yields rose and fell in response to wavering investor sentiment. The yield curve reached historically steep levels during the first quarter of 2010 and flattened only slightly by period-end.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and economic recovery.

Franklin Strategic Series' annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and discussions from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and remain focused on serving your investment needs.

Sincerely,


/s/ Edward B. Jamieson

Edward B. Jamieson
President and Chief Executive
Officer - Investment Management
Franklin Strategic Series

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Economic and Market Overview

The U.S. economy ended the fiscal year under review in much better shape than it began and showed signs of broad-based improvements. In the latter half of the period, U.S. manufacturing and exports posted gains, consumer spending and confidence rebounded from recessionary lows, and the services sector expanded for the first time in more than two years. However, challenges remained as mixed economic reports, elevated debt concerns surrounding the U.S. budget deficit and lack of job prospects for the unemployed hindered the economy's advance. Fourth quarter 2009 and first quarter 2010 corporate profit growth largely surpassed consensus estimates, which allowed businesses to begin restocking inventories that were depleted during the recession. Prices for new and previously occupied homes rose in most regions due to lower interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured bargain hunters. Unfortunately, the housing sector overall remained weak as the pace of home sales and housing starts failed to gain traction.

The U.S. economy expanded at its fastest pace in six years during 2009's fourth quarter, led by large inventory adjustments, government spending, a revival of business investment and rising exports. U.S. economic output as measured by gross domestic product grew at an annualized rate of 5.6% in the fourth quarter, followed by an estimated annualized 3.0% advance in 2010's first quarter.(1) As renewed signs of a demand-led recovery emerged, oil prices jumped from $51 per barrel to $86 during the year under review. The April 2010 inflation rate was an annualized 2.2%.(2) Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate(2) and was below the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. As the economy improved, the Fed began withdrawing more of the extraordinary support policies it had provided in response to the 2008 financial crisis. Late in the reporting period, the labor market improved somewhat as the economy began to add jobs, and the unemployment rate dropped from a 26-year high of 10.1% in October 2009 to 9.9% in April.(2)

(1.) Source: Bureau of Economic Analysis.

(2.) Source: Bureau of Labor Statistics.


                                Annual Report | 3

As investor confidence improved amid encouraging economic data, equity markets generally rallied, though the advance was uneven. On April 12, 2010, the Dow Jones Industrial Average (Dow) closed above 11,000, a level it had not reached in nearly 19 months. The rally was driven in part by investor optimism about corporate profits, a recovering economy and the announcement of a debt relief plan for the ailing Greek government. This achievement was largely symbolic, however, and volatile trading activity soon resumed. The market plunged after independent credit rating agency Standard & Poor's(R) slashed its credit ratings for Spain, Greece and Portugal but rebounded after the FOMC announced it would keep interest rates stable and many companies released upbeat earnings reports.

For the 12 months under review, the blue chip stocks of the Dow delivered a +38.69% total return, while the broader Standard & Poor's 500 Index (S&P 500(R)) posted a +38.84% total return and the technology-heavy NASDAQ Composite Index returned +44.63%.(3) All major industry groups posted gains for the period, with the strongest returns from the cyclical industrials, consumer discretionary and financials sectors.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(3.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow is price weighted based on the average market price of 30 blue chip stocks that are generally industry leaders. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.


                                4 | Annual Report

Franklin Biotechnology Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

PORTFOLIO BREAKDOWN

Franklin Biotechnology Discovery Fund
Based on Total Net Assets as of 4/30/10

                                   (PIE CHART)

Biotechnology...................................   73.7%
Pharmaceuticals.................................   16.0%
Life Sciences Tools & Services..................    8.2%
Short-Term Investments & Other Net Assets.......    2.1%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2010.

PERFORMANCE OVERVIEW

Franklin Biotechnology Discovery Fund - Class A delivered a +30.87% cumulative total return for the 12 months under review. The Fund underperformed its narrow benchmark, the NASDAQ Biotechnology Index, and its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which posted +39.46% and +38.84% total returns for the same period.(1) For comparison, the NASDAQ

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 25.


                                Annual Report | 5

TOP 10 HOLDINGS
Franklin Biotechnology Discovery Fund
4/30/10

COMPANY                             % OF TOTAL
SECTOR/INDUSTRY                     NET ASSETS
---------------                     ----------
Celgene Corp.                          9.3%
   BIOTECHNOLOGY
Genzyme Corp.                          7.5%
   BIOTECHNOLOGY
Amgen Inc.                             7.4%
   BIOTECHNOLOGY
Gilead Sciences Inc.                   7.4%
   BIOTECHNOLOGY
Alexion Pharmaceuticals Inc.           3.9%
   BIOTECHNOLOGY
Life Technologies Corp.                3.6%
   LIFE SCIENCES TOOLS & SERVICES
BioMarin Pharmaceutical Inc.           3.1%
   BIOTECHNOLOGY
Biogen Idec Inc.                       3.1%
   BIOTECHNOLOGY
Human Genome Sciences Inc.             2.9%
   BIOTECHNOLOGY
Onyx Pharmaceuticals Inc.              2.8%
   BIOTECHNOLOGY

Composite Index had a 12-month return of +44.63%.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

MANAGER'S DISCUSSION

During the fiscal year ended April 30, 2010, a majority of the Fund's holdings appreciated in value, including many positions that more than doubled in value. Some of the most significant contributors to the Fund's absolute performance included Celgene, BioMarin Pharmaceutical and BioForm Medical. In the biotechnology industry, Celgene develops and markets therapeutic and molecular diagnostic products. BioMarin, whose focus is on rare genetic diseases, has developed three FDA-approved drugs that qualify for orphan drug status, a financial incentive that encourages companies to create drugs for rare diseases by giving the compounds a period of market exclusivity. In the pharmaceuticals industry, BioForm Medical (sold by period-end) makes a dermal filler product used mainly for cosmetic purposes. Additional key contributors included Life Technologies in the life sciences tools and services industry, Amgen and Gentium in the biotechnology industry, and prescription drug makers Teva Pharmaceutical Industries and Roche Holding in the pharmaceuticals industry. We no longer held Roche at period-end.

(2.) Source: (C) 2010 Morningstar. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.


                                6 | Annual Report

In contrast, major detractors from absolute Fund results during the reporting period included biotechnology companies Gilead Sciences and Myriad Genetics, and drug maker ARYx Therapeutics. Gilead Sciences focuses on infectious diseases such as hepatitis, HIV and infections related to AIDS. Myriad Genetics produces drugs and diagnostic testing systems aimed at finding and treating specific cancers. ARYx Therapeutics develops drugs using a proprietary technology that takes old drugs and makes them better and safer. In particular, the technology improves the way certain drugs are metabolized in the liver, thus reducing unwanted side effects. We sold ARYx during the period. Other significant detractors from the Fund's returns included FibroGen, a drug discovery firm that focuses on developing and commercializing treatments for fibrosis, anemia, diabetes and cancer; and Talecris Biotherapeutics Holdings, which develops therapies for a range of deficiency-related ailments.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

(PHOTO OF EVAN MCCULLOCH)

Evan McCulloch, CFA
Portfolio Manager
Franklin Biotechnology Discovery Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 4/30/10

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: FBDIX)                          CHANGE   4/30/10   4/30/09
-----------------------                         -------   -------   -------
Net Asset Value (NAV)                           +$15.35    $65.08    $49.73

ADVISOR CLASS (SYMBOL: N/A)                      CHANGE   4/30/10    9/1/09
---------------------------                     -------   -------   -------
Net Asset Value (NAV)                            +$8.19    $65.20    $57.01

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    5-YEAR   10-YEAR
-------                                         -------   -------   -------

Cumulative Total Return(1)                       +30.87%   +41.32%    +7.97%
Average Annual Total Return(2)                   +23.35%    +5.90%    +0.17%
Value of $10,000 Investment(3)                  $12,335   $13,320   $10,176
Avg. Ann. Total Return (3/31/10)(4)              +17.02%    +6.05%    -1.48%
   Total Annual Operating Expenses(5)  1.37%

ADVISOR CLASS(6)                                 1-YEAR    5-YEAR   10-YEAR
----------------                                -------   -------   -------
Cumulative Total Return(1)                       +31.13%   +41.61%    +8.19%
Average Annual Total Return(2)                   +31.13%    +7.21%    +0.79%
Value of $10,000 Investment(3)                  $13,113   $14,161   $10,819
Avg. Ann. Total Return (3/31/10)(4)              +24.37%    +7.35%    -0.88%
   Total Annual Operating Expenses(5)  1.12%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                                8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/10
-------   -------
1-Year    +23.35%
5-Year     +5.90%
10-Year    +0.17%

CLASS A (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

               FRANKLIN BIOTECHNOLOGY    S&P 500         NASDAQ
   DATE       DISCOVERY FUND - CLASS A    INDEX    BIOTECHNOLOGY INDEX
----------    ------------------------   -------   -------------------
 5/1/2000                $ 9,425         $10,000         $10,000
5/31/2000                $ 8,977         $ 9,795         $ 9,720
6/30/2000                $12,594         $10,036         $12,771
7/31/2000                $11,738         $ 9,879         $11,792
8/31/2000                $14,163         $10,493         $14,305
9/30/2000                $14,475         $ 9,939         $13,804
10/31/2000               $13,057         $ 9,897         $12,681
11/30/2000               $10,765         $ 9,117         $11,009
12/31/2000               $11,415         $ 9,161         $11,383
1/31/2001                $10,568         $ 9,486         $10,943
2/28/2001                $ 9,626         $ 8,621         $10,101
3/31/2001                $ 7,745         $ 8,075         $ 8,046
4/30/2001                $ 9,035         $ 8,703         $ 9,572
5/31/2001                $ 9,415         $ 8,761         $10,367
6/30/2001                $ 9,858         $ 8,548         $10,636
7/31/2001                $ 8,508         $ 8,464         $ 9,122
8/31/2001                $ 8,638         $ 7,934         $ 9,216
9/30/2001                $ 7,510         $ 7,293         $ 7,795
10/31/2001               $ 8,381         $ 7,432         $ 9,065
11/30/2001               $ 8,935         $ 8,002         $ 9,931
12/31/2001               $ 9,077         $ 8,072         $ 9,539
1/31/2002                $ 8,012         $ 7,955         $ 8,187
2/28/2002                $ 7,586         $ 7,801         $ 7,821
3/31/2002                $ 7,754         $ 8,095         $ 8,112
4/30/2002                $ 6,680         $ 7,604         $ 6,837
5/31/2002                $ 6,184         $ 7,548         $ 6,087
6/30/2002                $ 5,479         $ 7,010         $ 5,353
7/31/2002                $ 5,437         $ 6,464         $ 5,388
8/31/2002                $ 5,177         $ 6,506         $ 5,136
9/30/2002                $ 4,946         $ 5,799         $ 4,880
10/31/2002               $ 5,298         $ 6,310         $ 5,368
11/30/2002               $ 5,683         $ 6,681         $ 5,856
12/31/2002               $ 5,221         $ 6,288         $ 5,215
1/31/2003                $ 5,091         $ 6,124         $ 5,102
2/28/2003                $ 5,037         $ 6,032         $ 5,032
3/31/2003                $ 5,340         $ 6,090         $ 5,376
4/30/2003                $ 5,825         $ 6,592         $ 6,026
5/31/2003                $ 6,679         $ 6,939         $ 7,168
6/30/2003                $ 6,524         $ 7,028         $ 7,055
7/31/2003                $ 7,068         $ 7,152         $ 7,691
8/31/2003                $ 7,073         $ 7,291         $ 7,776
9/30/2003                $ 7,034         $ 7,214         $ 7,562
10/31/2003               $ 7,074         $ 7,622         $ 7,507
11/30/2003               $ 7,159         $ 7,689         $ 7,298
12/31/2003               $ 7,495         $ 8,092         $ 7,601
1/31/2004                $ 7,795         $ 8,241         $ 8,131
2/29/2004                $ 7,972         $ 8,355         $ 8,185
3/31/2004                $ 8,075         $ 8,229         $ 8,167
4/30/2004                $ 8,328         $ 8,100         $ 8,205
5/31/2004                $ 8,277         $ 8,211         $ 8,005
6/30/2004                $ 8,133         $ 8,371         $ 7,970
7/31/2004                $ 7,462         $ 8,094         $ 7,212
8/31/2004                $ 7,720         $ 8,127         $ 7,260
9/30/2004                $ 8,042         $ 8,215         $ 7,500
10/31/2004               $ 7,794         $ 8,340         $ 7,296
11/30/2004               $ 7,912         $ 8,678         $ 7,549
12/31/2004               $ 8,391         $ 8,973         $ 8,066
1/31/2005                $ 7,873         $ 8,754         $ 7,612
2/28/2005                $ 7,323         $ 8,938         $ 7,286
3/31/2005                $ 7,070         $ 8,780         $ 6,828
4/30/2005                $ 7,201         $ 8,614         $ 6,788
5/31/2005                $ 7,581         $ 8,888         $ 7,118
6/30/2005                $ 7,897         $ 8,900         $ 7,246
7/31/2005                $ 8,887         $ 9,231         $ 8,113
8/31/2005                $ 8,827         $ 9,147         $ 8,134
9/30/2005                $ 8,840         $ 9,221         $ 8,238
10/31/2005               $ 8,463         $ 9,067         $ 7,922
11/30/2005               $ 8,793         $ 9,410         $ 8,220
12/31/2005               $ 8,857         $ 9,414         $ 8,295
1/31/2006                $ 9,334         $ 9,663         $ 8,645
2/28/2006                $ 9,698         $ 9,689         $ 9,025
3/31/2006                $ 9,468         $ 9,810         $ 8,829
4/30/2006                $ 8,821         $ 9,941         $ 8,331
5/31/2006                $ 8,358         $ 9,655         $ 7,886
6/30/2006                $ 8,266         $ 9,668         $ 7,797
7/31/2006                $ 8,066         $ 9,728         $ 7,689
8/31/2006                $ 8,311         $ 9,959         $ 7,917
9/30/2006                $ 8,400         $10,216         $ 7,917
10/31/2006               $ 9,116         $10,549         $ 8,553
11/30/2006               $ 9,362         $10,750         $ 8,631
12/31/2006               $ 9,302         $10,900         $ 8,380
1/31/2007                $ 9,576         $11,065         $ 8,587
2/28/2007                $ 9,284         $10,849         $ 8,297
3/31/2007                $ 9,181         $10,970         $ 8,155
4/30/2007                $10,091         $11,456         $ 8,834
5/31/2007                $10,111         $11,856         $ 8,766
6/30/2007                $ 9,550         $11,659         $ 8,425
7/31/2007                $ 9,265         $11,297         $ 8,232
8/31/2007                $ 9,457         $11,467         $ 8,540
9/30/2007                $ 9,909         $11,896         $ 8,967
10/31/2007               $10,294         $12,085         $ 9,361
11/30/2007               $ 9,756         $11,580         $ 9,093
12/31/2007               $ 9,154         $11,499         $ 8,764
1/31/2008                $ 8,888         $10,810         $ 8,450
2/29/2008                $ 8,632         $10,458         $ 8,229
3/31/2008                $ 8,480         $10,413         $ 8,196
4/30/2008                $ 8,555         $10,920         $ 8,389
5/31/2008                $ 8,932         $11,062         $ 8,585
6/30/2008                $ 9,009         $10,129         $ 8,328
7/31/2008                $10,213         $10,044         $ 9,633
8/31/2008                $10,070         $10,189         $ 9,299
9/30/2008                $ 9,384         $ 9,281         $ 8,775
10/31/2008               $ 8,286         $ 7,723         $ 7,711
11/30/2008               $ 7,704         $ 7,169         $ 7,074
12/31/2008               $ 8,180         $ 7,245         $ 7,657
1/31/2009                $ 8,311         $ 6,634         $ 7,649
2/28/2009                $ 7,651         $ 5,928         $ 6,801
3/31/2009                $ 8,105         $ 6,447         $ 7,167
4/30/2009                $ 7,776         $ 7,064         $ 7,081
5/31/2009                $ 8,003         $ 7,459         $ 7,341
6/30/2009                $ 8,406         $ 7,474         $ 7,868
7/31/2009                $ 9,085         $ 8,039         $ 8,514
8/31/2009                $ 9,010         $ 8,330         $ 8,487
9/30/2009                $ 9,285         $ 8,640         $ 8,813
10/31/2009               $ 8,474         $ 8,480         $ 7,943
11/30/2009               $ 8,882         $ 8,988         $ 8,480
12/31/2009               $ 9,148         $ 9,162         $ 8,854
1/31/2010                $ 9,360         $ 8,832         $ 9,028
2/28/2010                $ 9,515         $ 9,106         $ 9,224
3/31/2010                $10,062         $ 9,656         $ 9,934
4/30/2010                $10,176         $ 9,808         $ 9,875
   Total                    1.76%          -1.92%          -1.25%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)   4/30/10
----------------   -------
1-Year             +31.13%
5-Year              +7.21%
10-Year             +0.79%

ADVISOR CLASS (5/1/00-4/30/10)(6)

                               (PERFORMANCE GRAPH)

               FRANKLIN BIOTECHNOLOGY
              DISCOVERY FUND - ADVISOR   S&P 500         NASDAQ
   DATE                 CLASS             INDEX    BIOTECHNOLOGY INDEX
----------    ------------------------   -------   -------------------
 5/1/2000              $10,000           $10,000         $10,000
 5/31/2000             $ 9,525           $ 9,795         $ 9,720
 6/30/2000             $13,363           $10,036         $12,771
 7/31/2000             $12,454           $ 9,879         $11,792
 8/31/2000             $15,027           $10,493         $14,305
 9/30/2000             $15,358           $ 9,939         $13,804
10/31/2000             $13,854           $ 9,897         $12,681
11/30/2000             $11,421           $ 9,117         $11,009
12/31/2000             $12,111           $ 9,161         $11,383
 1/31/2001             $11,212           $ 9,486         $10,943
 2/28/2001             $10,213           $ 8,621         $10,101
 3/31/2001             $ 8,218           $ 8,075         $ 8,046
 4/30/2001             $ 9,586           $ 8,703         $ 9,572
 5/31/2001             $ 9,989           $ 8,761         $10,367
 6/30/2001             $10,459           $ 8,548         $10,636
 7/31/2001             $ 9,027           $ 8,464         $ 9,122
 8/31/2001             $ 9,165           $ 7,934         $ 9,216
 9/30/2001             $ 7,969           $ 7,293         $ 7,795
10/31/2001             $ 8,893           $ 7,432         $ 9,065
11/30/2001             $ 9,480           $ 8,002         $ 9,931
12/31/2001             $ 9,631           $ 8,072         $ 9,539
 1/31/2002             $ 8,501           $ 7,955         $ 8,187
 2/28/2002             $ 8,048           $ 7,801         $ 7,821
 3/31/2002             $ 8,227           $ 8,095         $ 8,112
 4/30/2002             $ 7,088           $ 7,604         $ 6,837
 5/31/2002             $ 6,562           $ 7,548         $ 6,087
 6/30/2002             $ 5,813           $ 7,010         $ 5,353
 7/31/2002             $ 5,769           $ 6,464         $ 5,388
 8/31/2002             $ 5,493           $ 6,506         $ 5,136
 9/30/2002             $ 5,248           $ 5,799         $ 4,880
10/31/2002             $ 5,621           $ 6,310         $ 5,368
11/30/2002             $ 6,029           $ 6,681         $ 5,856
12/31/2002             $ 5,540           $ 6,288         $ 5,215
 1/31/2003             $ 5,402           $ 6,124         $ 5,102
 2/28/2003             $ 5,344           $ 6,032         $ 5,032
 3/31/2003             $ 5,666           $ 6,090         $ 5,376
 4/30/2003             $ 6,180           $ 6,592         $ 6,026
 5/31/2003             $ 7,086           $ 6,939         $ 7,168
 6/30/2003             $ 6,922           $ 7,028         $ 7,055
 7/31/2003             $ 7,499           $ 7,152         $ 7,691
 8/31/2003             $ 7,504           $ 7,291         $ 7,776
 9/30/2003             $ 7,463           $ 7,214         $ 7,562
10/31/2003             $ 7,506           $ 7,622         $ 7,507
11/30/2003             $ 7,595           $ 7,689         $ 7,298
12/31/2003             $ 7,952           $ 8,092         $ 7,601
 1/31/2004             $ 8,271           $ 8,241         $ 8,131
 2/29/2004             $ 8,458           $ 8,355         $ 8,185
 3/31/2004             $ 8,568           $ 8,229         $ 8,167
 4/30/2004             $ 8,836           $ 8,100         $ 8,205
 5/31/2004             $ 8,782           $ 8,211         $ 8,005
 6/30/2004             $ 8,629           $ 8,371         $ 7,970
 7/31/2004             $ 7,917           $ 8,094         $ 7,212
 8/31/2004             $ 8,191           $ 8,127         $ 7,260
 9/30/2004             $ 8,533           $ 8,215         $ 7,500
10/31/2004             $ 8,269           $ 8,340         $ 7,296
11/30/2004             $ 8,395           $ 8,678         $ 7,549
12/31/2004             $ 8,903           $ 8,973         $ 8,066
 1/31/2005             $ 8,354           $ 8,754         $ 7,612
 2/28/2005             $ 7,770           $ 8,938         $ 7,286
 3/31/2005             $ 7,501           $ 8,780         $ 6,828
 4/30/2005             $ 7,640           $ 8,614         $ 6,788
 5/31/2005             $ 8,043           $ 8,888         $ 7,118
 6/30/2005             $ 8,378           $ 8,900         $ 7,246
 7/31/2005             $ 9,429           $ 9,231         $ 8,113
 8/31/2005             $ 9,366           $ 9,147         $ 8,134
 9/30/2005             $ 9,379           $ 9,221         $ 8,238
10/31/2005             $ 8,979           $ 9,067         $ 7,922
11/30/2005             $ 9,329           $ 9,410         $ 8,220
12/31/2005             $ 9,397           $ 9,414         $ 8,295
 1/31/2006             $ 9,903           $ 9,663         $ 8,645
 2/28/2006             $10,290           $ 9,689         $ 9,025
 3/31/2006             $10,046           $ 9,810         $ 8,829
 4/30/2006             $ 9,359           $ 9,941         $ 8,331
 5/31/2006             $ 8,868           $ 9,655         $ 7,886
 6/30/2006             $ 8,770           $ 9,668         $ 7,797
 7/31/2006             $ 8,558           $ 9,728         $ 7,689
 8/31/2006             $ 8,818           $ 9,959         $ 7,917
 9/30/2006             $ 8,913           $10,216         $ 7,917
10/31/2006             $ 9,673           $10,549         $ 8,553
11/30/2006             $ 9,933           $10,750         $ 8,631
12/31/2006             $ 9,870           $10,900         $ 8,380
 1/31/2007             $10,160           $11,065         $ 8,587
 2/28/2007             $ 9,850           $10,849         $ 8,297
 3/31/2007             $ 9,741           $10,970         $ 8,155
 4/30/2007             $10,706           $11,456         $ 8,834
 5/31/2007             $10,728           $11,856         $ 8,766
 6/30/2007             $10,132           $11,659         $ 8,425
 7/31/2007             $ 9,830           $11,297         $ 8,232
 8/31/2007             $10,034           $11,467         $ 8,540
 9/30/2007             $10,514           $11,896         $ 8,967
10/31/2007             $10,922           $12,085         $ 9,361
11/30/2007             $10,351           $11,580         $ 9,093
12/31/2007             $ 9,712           $11,499         $ 8,764
 1/31/2008             $ 9,430           $10,810         $ 8,450
 2/29/2008             $ 9,158           $10,458         $ 8,229
 3/31/2008             $ 8,997           $10,413         $ 8,196
 4/30/2008             $ 9,077           $10,920         $ 8,389
 5/31/2008             $ 9,477           $11,062         $ 8,585
 6/30/2008             $ 9,558           $10,129         $ 8,328
 7/31/2008             $10,836           $10,044         $ 9,633
 8/31/2008             $10,685           $10,189         $ 9,299
 9/30/2008             $ 9,956           $ 9,281         $ 8,775
10/31/2008             $ 8,792           $ 7,723         $ 7,711
11/30/2008             $ 8,174           $ 7,169         $ 7,074
12/31/2008             $ 8,679           $ 7,245         $ 7,657
 1/31/2009             $ 8,818           $ 6,634         $ 7,649
 2/28/2009             $ 8,118           $ 5,928         $ 6,801
 3/31/2009             $ 8,599           $ 6,447         $ 7,167
 4/30/2009             $ 8,251           $ 7,064         $ 7,081
 5/31/2009             $ 8,491           $ 7,459         $ 7,341
 6/30/2009             $ 8,919           $ 7,474         $ 7,868
 7/31/2009             $ 9,639           $ 8,039         $ 8,514
 8/31/2009             $ 9,560           $ 8,330         $ 8,487
 9/30/2009             $ 9,853           $ 8,640         $ 8,813
10/31/2009             $ 8,994           $ 8,480         $ 7,943
11/30/2009             $ 9,430           $ 8,988         $ 8,480
12/31/2009             $ 9,714           $ 9,162         $ 8,854
 1/31/2010             $ 9,943           $ 8,832         $ 9,028
 2/28/2010             $10,109           $ 9,106         $ 9,224
 3/31/2010             $10,695           $ 9,656         $ 9,934
 4/30/2010             $10,819           $ 9,808         $ 9,875
   Total                  8.19%           -1.92%          -1.25%


                                Annual Report | 9

ENDNOTES

THE FUND IS A NONDIVERSIFIED FUND THAT CONCENTRATES IN A SINGLE SECTOR, WHICH INVOLVES RISKS SUCH AS PATENT CONSIDERATIONS, PRODUCT LIABILITY, GOVERNMENT REGULATORY REQUIREMENTS, AND REGULATORY APPROVAL FOR NEW DRUGS AND MEDICAL PRODUCTS. BIOTECHNOLOGY COMPANIES OFTEN ARE SMALL AND/OR RELATIVELY NEW. SMALLER COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGES IN ECONOMIC CONDITIONS AND HAVE LESS CERTAIN GROWTH PROSPECTS THAN LARGER, MORE ESTABLISHED COMPANIES AND CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/31/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative total return of Advisor Class shares was +14.37%.

(7.) Source: (C) 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector.


                               10 | Annual Report

Your Fund's Expenses

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 11/1/09     VALUE 4/30/10    PERIOD* 11/1/09-4/30/10
-------                                    -----------------   --------------   -----------------------
Actual                                           $1,000           $1,201.00              $6.88
Hypothetical (5% return before expenses)         $1,000           $1,018.55              $6.31
ADVISOR CLASS
Actual                                           $1,000           $1,202.90              $5.41
Hypothetical (5% return before expenses)         $1,000           $1,019.89              $4.96

* Expenses are calculated using the most recent six-month annualized expense ratio, annualized for each class (A: 1.26% and Advisor: 0.99%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               12 | Annual Report

Franklin Natural Resources Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Natural Resources Fund seeks high total return (total return consists of both capital appreciation and current dividend and interest income) by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN

Franklin Natural Resources Fund
Based on Total Net Assets as of 4/30/10

                                   (BAR CHART)

North America                               81.9%
Europe                                       6.5%
Australia & New Zealand                      4.5%
Latin America & Caribbean                    2.3%
Asia                                         0.8%
Middle East & Africa                         0.7%
Short-Term Investments & Other Net Assets    3.3%

We are pleased to bring you Franklin Natural Resources Fund's annual report for the fiscal year ended April 30, 2010.

PERFORMANCE OVERVIEW

Franklin Natural Resources Fund - Class A posted a +49.04% cumulative total return for the 12 months under review. The Fund outperformed its narrow benchmark, the Standard & Poor's (S&P) North American Natural Resources Index, which had a +43.58% total return.(1) It also outperformed its broad benchmark, the S&P 500 Index (S&P 500), which generated a +38.84% total return for the same period.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 17.

INVESTMENT STRATEGY

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that appear to offer the best total return potential. The Fund's holdings are typically concentrated in the energy sector but also can include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P North American Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy, forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations.

(2.) Source: (C) 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 31.


                               Annual Report | 13

PORTFOLIO BREAKDOWN

Franklin Natural Resources Fund
Based on Total Net Assets as of 4/30/10

                                   (BAR CHART)

Oil & Gas Exploration & Production          27.1%
Oil & Gas Equipment & Services              20.7%
Integrated Oil & Gas                        17.1%
Gold                                         7.8%
Diversified Metals & Mining                  7.1%
Coal & Consumable Fuels                      3.8%
Oil & Gas Drilling                           3.7%
Oil & Gas Refining & Marketing               2.8%
Other                                        6.6%
Short-Term Investments & Other Net Assets    3.3%

MANAGER'S DISCUSSION

During the fiscal year under review, the Fund continued to benefit broadly from its investment positioning, and more specifically from investments made in late 2008 and the first quarter of 2009 during the stock market's recessionary lows. Our shift away from North American natural gas-focused companies toward those geared to oil and petroleum products also proved beneficial to Fund returns.

Most commodity prices rose over the period as signs of economic improvement became more prevalent, particularly in developing countries such as China and India. In addition, investors gravitated toward investments in commodities based in part on expectations of continued improvement in developed countries' economies and as a hedge against potential inflationary pressures driven by government stimulus measures. Oil traded steadily and significantly higher with a recovery of nearly 70% over the one-year period versus roughly 20% for natural gas. Although natural gas prices surged in late 2009 in response to an abnormally cold North American winter, the commodity suffered from sluggish demand and a domestic supply glut. This was due in part to the expanding development of shale resources through the use of effective new development methods and technologies. As a result of this relative weakness and commensurate equity performance, the Fund benefited due to its strategic underweighting in natural gas-focused companies. In addition, our weighting of integrated oil and gas companies remained relatively light when compared to the benchmark, the S&P North American Natural Resources Index, which also benefited returns.

Gold prices also fared well, particularly in the latter half of the Fund's fiscal year. The Fund benefited from this trend, as we nearly doubled the portfolio's weighting in gold-mining companies just before the fiscal year began. We made this shift in anticipation of increased investor concerns regarding inflationary pressures following unprecedented stimulus measures taken by governments around the world.

Much of the Fund's strong absolute performance was due to a combination of favorable industry weightings within the oil and gas exploration and production and the oil and gas equipment and services sectors, in addition to healthy performance among these holdings. Some of the Fund's top contributors from oil and gas related investments included Smith International, Occidental Petroleum, FMC Technologies, EOG Resources, Devon Energy, Noble Energy and XTO Energy. These holdings benefited generally from rising oil and natural gas prices, with some also advancing on improving business fundamentals or merger and acquisition activity. For example, Occidental Petroleum, a large U.S. onshore oil and gas producer, announced a major discovery in California during July of 2009. According to the company's CEO, this was believed to be the largest new


                               14 | Annual Report
oil and gas discovery made in California in more than 35 years. With respect to merger and acquisition activity, drilling-related equipment and services provider Smith International, the Fund's second-largest holding at period-end, received an acquisition offer from Schlumberger, which is the world's leading supplier of technology and solutions to the upstream oil and gas industry. In addition, another large holding, XTO Energy, received an acquisition offer from Exxon in late 2009 as the company made a surprising and significant shift into the onshore natural gas market. Fund performance also benefited from the acquisition of Addax Petroleum by Sinopec (not held by period-end as the acquisition closed) and our decision to shift the portfolio away from North American natural gas companies toward oil-focused producers such as Brigham Exploration and Concho Resources.

The Fund's allocation among mining-related industries -- namely diversified metals and mining, gold, precious metals and minerals, and steel -- also boosted the Fund's performance this year. Notable contributors among diversified mining companies included Australia's BHP Billiton, which ranks among the world's top producers of iron ore and coal; and Canada-based Ivanhoe Mines, which explores for and develops mineral properties, primarily in Asia. Within gold, investments in several small- to mid-sized companies with active development projects drove performance, including Osisko Mining, Jinshan Gold Mines (sold by period-end) and Centamin Egypt. Investments in some of their large-capitalization counterparts, such as Newcrest Mining and Randgold Resources, also aided returns. The Fund's positioning in steel-related industries was concentrated mostly in one company: U.S. iron ore and metallurgical coal producer Cliffs Natural Resources. The steel industry benefited from China's and greater Asia's growth in demand for metals, mirroring their recent demand profile for oil.

Only a handful of the Fund's investments fell in value during the fiscal year. Returns might have been higher if the Fund had held more oil and gas storage and transportation stocks, which rebounded strongly during the period. The paper products industry was another area where the Fund had little or no exposure. Detractors in terms of individual portfolio securities were a few disparate holdings such as First Uranium (sold by period-end), Cobalt International Energy, Uranium One and SouthGobi Energy Resources. Their impact on overall Fund performance, however, was small. A relatively high allotment of cash as we repositioned the Fund in mid-to-late 2009 also hampered performance at times.

On April 20, 2010, Mississippi Canyon 252, a deepwater exploration oil well also known as Macondo, experienced a blow out, resulting in a devastating fire and the eventual sinking of the rig involved in the drilling process. For reasons unknown, numerous safety procedures and equipment systems failed before and after the explosion, resulting in an oil spill that continued to flow well after

TOP 10 HOLDINGS
Franklin Natural Resources Fund
4/30/10

COMPANY                                       % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                      NET ASSETS
------------------------                      ----------
Occidental Petroleum Corp.                       4.3%
   INTEGRATED OIL & GAS, U.S.
Smith International Inc.                         3.0%
   OIL & GAS EQUIPMENT & SERVICES, U.S.
Noble Energy Inc.                                3.0%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
XTO Energy Inc.                                  2.7%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Petrohawk Energy Corp.                           2.7%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Chevron Corp.                                    2.7%
   INTEGRATED OIL & GAS, U.S.
Halliburton Co.                                  2.6%
   OIL & GAS EQUIPMENT & SERVICES, U.S.
Exxon Mobil Corp.                                2.6%
   INTEGRATED OIL & GAS, U.S.
Devon Energy Corp.                               2.4%
   OIL & GAS EXPLORATION & PRODUCTION, U.S.
Weatherford International Ltd.                   2.0%
   OIL & GAS EQUIPMENT & SERVICES, U.S.


                               Annual Report | 15
the Fund's fiscal year ended. Deepwater drilling in the Gulf of Mexico provides an important source of U.S. oil and natural gas, and the energy sector has generally been very safety conscious with a long track record of safe performance, making the accident even more surprising for those involved in energy-related industries. Our hearts go out to those affected by the accident.

Given the Fund's sector focus, it has been nearly impossible to avoid exposure to the fallout, particularly given the actions taken by the U.S. government, including the implementation of a six-month deepwater drilling moratorium in the Gulf of Mexico. Although most attention has been focused on Macondo well operator BP, many oilfield services companies were involved in this well's construction. These companies operate not only in the Gulf of Mexico, but in offshore oil drilling markets worldwide. Although pending regulatory changes are difficult to predict, the Gulf of Mexico represents a relatively small portion of most companies' total worldwide revenues, and we believe the sector will continue to offer attractive investment returns over the long term. Heading into the summer of 2010 while keeping all of these factors in mind, we will continue to assess the situation as information becomes available and will continue to work diligently to invest the Fund's assets where we are finding the best risk-adjusted return potential over the long term.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

(PHOTO OF FREDERICK G. FROMM)


/s/ Frederick G. Fromm

Frederick G. Fromm, CFA
Portfolio Manager
Franklin Natural Resources Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               16 | Annual Report

Performance Summary as of 4/30/10

FRANKLIN NATURAL RESOURCES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRNRX)                     CHANGE   4/30/10   4/30/09
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                      +$10.60    $33.15    $22.55
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.4289

CLASS C (SYMBOL: FNCRX)                     CHANGE   4/30/10   4/30/09
-----------------------                    -------   -------   -------
Net Asset Value (NAV)                      +$10.42    $32.57    $22.15
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.1941

ADVISOR CLASS (SYMBOL: FNRAX)               CHANGE   4/30/10   4/30/09
-----------------------------              -------   -------   -------
Net Asset Value (NAV)                      +$11.25    $35.19    $23.94
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.5552


                               Annual Report | 17

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A(1)                                      1-YEAR    5-YEAR   10-YEAR
----------                                     -------   -------   -------
Cumulative Total Return(2)                      +49.04%   +78.57%  +185.30%
Average Annual Total Return(3)                  +40.44%   +10.98%   +10.40%
Value of $10,000 Investment(4)                 $14,044   $16,833   $26,890
Avg. Ann. Total Return (3/31/10)(5)             +54.13%    +8.80%    +9.99%
   Total Annual Operating Expenses(6)   1.11%

                                                                   INCEPTION
CLASS C                                         1-YEAR    3-YEAR    (9/1/05)
-------                                        -------   -------   ---------
Cumulative Total Return(2)                      +48.00%    +1.19%   +33.16%
Average Annual Total Return(3)                  +47.00%    +0.40%    +6.34%
Value of $10,000 Investment(4)                 $14,700   $10,119   $13,316
Avg. Ann. Total Return (3/31/10)(5)             +61.40%    +1.57%    +5.76%
   Total Annual Operating Expenses(6)   1.84%

ADVISOR CLASS(1)                                1-YEAR    5-YEAR   10-YEAR
----------------                               -------   -------   -------
Cumulative Total Return(2)                      +49.48%   +81.20%  +195.12%
Average Annual Total Return(3)                  +49.48%   +12.62%   +11.43%
Value of $10,000 Investment(4)                 $14,948   $18,120   $29,512
Avg. Ann. Total Return (3/31/10)(5)             +64.07%   +10.43%   +11.02%
   Total Annual Operating Expenses(6)   0.84%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               18 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (5/1/00-4/30/10)(1)

                              (PERFORMANCE GRAPH)

             FRANKLIN NATURAL             S&P NORTH AMERICAN
                 RESOURCES      S&P 500    NATURAL RESOURCES
   DATE       FUND - CLASS A     Index           INDEX
----------   ----------------   -------   ------------------
  5/1/2000        $ 9,425       $10,000         $10,000
 5/31/2000        $10,209       $ 9,795         $10,734
 6/30/2000        $10,006       $10,036         $10,192
 7/31/2000        $ 9,311       $ 9,879         $ 9,850
 8/31/2000        $10,623       $10,493         $10,909
 9/30/2000        $10,611       $ 9,939         $10,816
10/31/2000        $ 9,892       $ 9,897         $10,489
11/30/2000        $ 9,257       $ 9,117         $ 9,900
12/31/2000        $11,254       $ 9,161         $11,265
 1/31/2001        $10,850       $ 9,486         $10,980
 2/28/2001        $10,917       $ 8,621         $10,895
 3/31/2001        $10,898       $ 8,075         $10,564
 4/30/2001        $11,645       $ 8,703         $11,691
 5/31/2001        $11,903       $ 8,761         $11,533
 6/30/2001        $10,519       $ 8,548         $10,423
 7/31/2001        $10,128       $ 8,464         $10,369
 8/31/2001        $ 9,454       $ 7,934         $10,009
 9/30/2001        $ 8,341       $ 7,293         $ 9,015
10/31/2001        $ 8,864       $ 7,432         $ 9,377
11/30/2001        $ 8,744       $ 8,002         $ 9,088
12/31/2001        $ 9,375       $ 8,072         $ 9,509
 1/31/2002        $ 9,103       $ 7,955         $ 9,305
 2/28/2002        $ 9,615       $ 7,801         $ 9,710
 3/31/2002        $10,423       $ 8,095         $10,421
 4/30/2002        $10,466       $ 7,604         $10,103
 5/31/2002        $10,441       $ 7,548         $10,035
 6/30/2002        $ 9,948       $ 7,010         $ 9,654
 7/31/2002        $ 8,375       $ 6,464         $ 8,398
 8/31/2002        $ 8,610       $ 6,506         $ 8,527
 9/30/2002        $ 8,098       $ 5,799         $ 7,702
10/31/2002        $ 8,295       $ 6,310         $ 7,850
11/30/2002        $ 8,758       $ 6,681         $ 8,231
12/31/2002        $ 8,883       $ 6,288         $ 8,274
 1/31/2003        $ 8,499       $ 6,124         $ 8,075
 2/28/2003        $ 8,537       $ 6,032         $ 8,201
 3/31/2003        $ 8,332       $ 6,090         $ 8,131
 4/30/2003        $ 8,413       $ 6,592         $ 8,228
 5/31/2003        $ 9,477       $ 6,939         $ 9,132
 6/30/2003        $ 9,409       $ 7,028         $ 9,147
 7/31/2003        $ 8,951       $ 7,152         $ 8,956
 8/31/2003        $ 9,619       $ 7,291         $ 9,503
 9/30/2003        $ 9,403       $ 7,214         $ 9,346
10/31/2003        $ 9,613       $ 7,622         $ 9,657
11/30/2003        $ 9,866       $ 7,689         $ 9,880
12/31/2003        $11,102       $ 8,092         $11,120
 1/31/2004        $11,058       $ 8,241         $10,903
 2/29/2004        $11,591       $ 8,355         $11,509
 3/31/2004        $11,696       $ 8,229         $11,508
 4/30/2004        $11,640       $ 8,100         $11,278
 5/31/2004        $11,640       $ 8,211         $11,378
 6/30/2004        $12,451       $ 8,371         $12,026
 7/31/2004        $12,724       $ 8,094         $12,258
 8/31/2004        $12,513       $ 8,127         $12,113
 9/30/2004        $13,646       $ 8,215         $13,216
10/31/2004        $13,646       $ 8,340         $13,276
11/30/2004        $14,841       $ 8,678         $14,209
12/31/2004        $14,569       $ 8,973         $13,855
 1/31/2005        $14,730       $ 8,754         $14,014
 2/28/2005        $16,711       $ 8,938         $15,920
 3/31/2005        $16,129       $ 8,780         $15,570
 4/30/2005        $15,058       $ 8,614         $14,634
 5/31/2005        $15,535       $ 8,888         $15,009
 6/30/2005        $16,538       $ 8,900         $16,149
 7/31/2005        $18,055       $ 9,231         $17,220
 8/31/2005        $19,213       $ 9,147         $18,356
 9/30/2005        $20,457       $ 9,221         $19,498
10/31/2005        $18,928       $ 9,067         $17,887
11/30/2005        $19,417       $ 9,410         $18,404
12/31/2005        $20,032       $ 9,414         $18,927
 1/31/2006        $22,991       $ 9,663         $21,643
 2/28/2006        $20,642       $ 9,689         $19,671
 3/31/2006        $21,707       $ 9,810         $20,639
 4/30/2006        $23,055       $ 9,941         $21,989
 5/31/2006        $22,073       $ 9,655         $21,308
 6/30/2006        $22,253       $ 9,668         $21,560
 7/31/2006        $22,317       $ 9,728         $22,000
 8/31/2006        $21,720       $ 9,959         $21,232
 9/30/2006        $20,346       $10,216         $20,183
10/31/2006        $21,746       $10,549         $21,098
11/30/2006        $23,543       $10,750         $22,707
12/31/2006        $22,884       $10,900         $22,115
 1/31/2007        $22,630       $11,065         $22,000
 2/28/2007        $23,001       $10,849         $21,891
 3/31/2007        $24,376       $10,970         $22,989
 4/30/2007        $26,019       $11,456         $24,186
 5/31/2007        $27,910       $11,856         $26,168
 6/30/2007        $28,103       $11,659         $26,388
 7/31/2007        $27,965       $11,297         $26,437
 8/31/2007        $27,498       $11,467         $26,183
 9/30/2007        $30,482       $11,896         $28,411
10/31/2007        $32,373       $12,085         $29,620
11/30/2007        $30,173       $11,580         $27,788
12/31/2007        $31,780       $11,499         $29,731
 1/31/2008        $29,275       $10,810         $26,991
 2/29/2008        $31,943       $10,458         $29,336
 3/31/2008        $30,594       $10,413         $28,278
 4/30/2008        $33,921       $10,920         $30,980
 5/31/2008        $36,611       $11,062         $33,334
 6/30/2008        $37,834       $10,129         $34,113
 7/31/2008        $31,913       $10,044         $29,050
 8/31/2008        $30,765       $10,189         $28,662
 9/30/2008        $24,289       $ 9,281         $24,067
10/31/2008        $17,353       $ 7,723         $17,930
11/30/2008        $15,849       $ 7,169         $17,500
12/31/2008        $15,514       $ 7,245         $17,080
 1/31/2009        $15,762       $ 6,634         $16,541
 2/28/2009        $14,594       $ 5,928         $14,826
 3/31/2009        $15,954       $ 6,447         $15,884
 4/30/2009        $18,042       $ 7,064         $17,331
 5/31/2009        $21,283       $ 7,459         $20,495
 6/30/2009        $19,707       $ 7,474         $18,781
 7/31/2009        $21,307       $ 8,039         $20,209
 8/31/2009        $21,539       $ 8,330         $20,331
 9/30/2009        $23,483       $ 8,640         $22,038
10/31/2009        $23,395       $ 8,480         $22,009
11/30/2009        $24,499       $ 8,988         $23,118
12/31/2009        $25,186       $ 9,162         $23,492
 1/31/2010        $23,928       $ 8,832         $21,982
 2/28/2010        $24,967       $ 9,106         $22,831
 3/31/2010        $26,095       $ 9,656         $23,606
 4/30/2010        $26,890       $ 9,808         $24,884

AVERAGE ANNUAL TOTAL RETURN

CLASS A(1)   4/30/10
----------   -------
1-Year       +40.44%
5-Year       +10.98%
10-Year      +10.40%

CLASS C (9/1/05-4/30/10)

                              (PERFORMANCE GRAPH)

             FRANKLIN NATURAL             S&P NORTH AMERICAN
             RESOURCES FUND -   S&P 500    NATURAL RESOURCES
   DATE           CLASS C        INDEX           INDEX
----------   ----------------   -------   ------------------
  9/1/2005        $10,000       $10,000         $10,000
 9/30/2005        $10,459       $10,081         $10,622
10/31/2005        $ 9,670       $ 9,913         $ 9,744
11/30/2005        $ 9,918       $10,288         $10,026
12/31/2005        $10,227       $10,291         $10,311
 1/31/2006        $11,734       $10,564         $11,791
 2/28/2006        $10,529       $10,593         $10,716
 3/31/2006        $11,064       $10,724         $11,243
 4/30/2006        $11,747       $10,868         $11,979
 5/31/2006        $11,238       $10,556         $11,608
 6/30/2006        $11,320       $10,570         $11,745
 7/31/2006        $11,347       $10,635         $11,985
 8/31/2006        $11,038       $10,888         $11,566
 9/30/2006        $10,333       $11,169         $10,995
10/31/2006        $11,038       $11,533         $11,494
11/30/2006        $11,938       $11,752         $12,370
12/31/2006        $11,597       $11,917         $12,048
 1/31/2007        $11,464       $12,097         $11,985
 2/28/2007        $11,643       $11,861         $11,926
 3/31/2007        $12,332       $11,993         $12,524
 4/30/2007        $13,159       $12,524         $13,176
 5/31/2007        $14,107       $12,961         $14,256
 6/30/2007        $14,195       $12,746         $14,376
 7/31/2007        $14,118       $12,351         $14,402
 8/31/2007        $13,873       $12,536         $14,264
 9/30/2007        $15,371       $13,005         $15,478
10/31/2007        $16,320       $13,212         $16,136
11/30/2007        $15,199       $12,659         $15,138
12/31/2007        $15,999       $12,572         $16,197
 1/31/2008        $14,729       $11,818         $14,704
 2/29/2008        $16,060       $11,434         $15,982
 3/31/2008        $15,372       $11,384         $15,405
 4/30/2008        $17,037       $11,939         $16,877
 5/31/2008        $18,378       $12,093         $18,160
 6/30/2008        $18,979       $11,074         $18,584
 7/31/2008        $16,003       $10,981         $15,826
 8/31/2008        $15,413       $11,140         $15,614
 9/30/2008        $12,163       $10,147         $13,111
10/31/2008        $ 8,684       $ 8,443         $ 9,768
11/30/2008        $ 7,925       $ 7,837         $ 9,533
12/31/2008        $ 7,754       $ 7,920         $ 9,305
 1/31/2009        $ 7,876       $ 7,253         $ 9,011
 2/28/2009        $ 7,287       $ 6,481         $ 8,077
 3/31/2009        $ 7,957       $ 7,048         $ 8,653
 4/30/2009        $ 8,997       $ 7,723         $ 9,442
 5/31/2009        $10,606       $ 8,155         $11,165
 6/30/2009        $ 9,814       $ 8,171         $10,232
 7/31/2009        $10,606       $ 8,789         $11,009
 8/31/2009        $10,716       $ 9,106         $11,076
 9/30/2009        $11,674       $ 9,446         $12,006
10/31/2009        $11,621       $ 9,271         $11,990
11/30/2009        $12,166       $ 9,827         $12,594
12/31/2009        $12,502       $10,016         $12,798
 1/31/2010        $11,868       $ 9,656         $11,975
 2/28/2010        $12,375       $ 9,955         $12,438
 3/31/2010        $12,923       $10,556         $12,860
 4/30/2010        $13,316       $10,723         $13,556

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    4/30/10
-------                    -------
1-Year                     +47.00%
3-Year                      +0.40%
Since Inception (9/1/05)    +6.34%


                               Annual Report | 19

ADVISOR CLASS (5/1/00-4/30/10)(1)

                              (PERFORMANCE GRAPH)

             FRANKLIN NATURAL             S&P NORTH AMERICAN
             RESOURCES FUND -   S&P 500    NATURAL RESOURCES
   DATE        ADVISOR CLASS     INDEX           INDEX
----------   ----------------   -------   ------------------
  5/1/2000        $10,000       $10,000        $10,000
 5/31/2000        $10,837       $ 9,795        $10,734
 6/30/2000        $10,622       $10,036        $10,192
 7/31/2000        $ 9,883       $ 9,879        $ 9,850
 8/31/2000        $11,287       $10,493        $10,909
 9/30/2000        $11,275       $ 9,939        $10,816
10/31/2000        $10,511       $ 9,897        $10,489
11/30/2000        $ 9,846       $ 9,117        $ 9,900
12/31/2000        $11,972       $ 9,161        $11,265
 1/31/2001        $11,544       $ 9,486        $10,980
 2/28/2001        $11,618       $ 8,621        $10,895
 3/31/2001        $11,606       $ 8,075        $10,564
 4/30/2001        $12,406       $ 8,703        $11,691
 5/31/2001        $12,679       $ 8,761        $11,533
 6/30/2001        $11,209       $ 8,548        $10,423
 7/31/2001        $10,799       $ 8,464        $10,369
 8/31/2001        $10,085       $ 7,934        $10,009
 9/30/2001        $ 8,894       $ 7,293        $ 9,015
10/31/2001        $ 9,458       $ 7,432        $ 9,377
11/30/2001        $ 9,328       $ 8,002        $ 9,088
12/31/2001        $10,005       $ 8,072        $ 9,509
 1/31/2002        $ 9,718       $ 7,955        $ 9,305
 2/28/2002        $10,272       $ 7,801        $ 9,710
 3/31/2002        $11,131       $ 8,095        $10,421
 4/30/2002        $11,182       $ 7,604        $10,103
 5/31/2002        $11,163       $ 7,548        $10,035
 6/30/2002        $10,635       $ 7,010        $ 9,654
 7/31/2002        $ 8,955       $ 6,464        $ 8,398
 8/31/2002        $ 9,215       $ 6,506        $ 8,527
 9/30/2002        $ 8,662       $ 5,799        $ 7,702
10/31/2002        $ 8,878       $ 6,310        $ 7,850
11/30/2002        $ 9,375       $ 6,681        $ 8,231
12/31/2002        $ 9,512       $ 6,288        $ 8,274
 1/31/2003        $ 9,102       $ 6,124        $ 8,075
 2/28/2003        $ 9,147       $ 6,032        $ 8,201
 3/31/2003        $ 8,942       $ 6,090        $ 8,131
 4/30/2003        $ 9,038       $ 6,592        $ 8,228
 5/31/2003        $10,178       $ 6,939        $ 9,132
 6/30/2003        $10,107       $ 7,028        $ 9,147
 7/31/2003        $ 9,621       $ 7,152        $ 8,956
 8/31/2003        $10,344       $ 7,291        $ 9,503
 9/30/2003        $10,114       $ 7,214        $ 9,346
10/31/2003        $10,344       $ 7,622        $ 9,657
11/30/2003        $10,613       $ 7,689        $ 9,880
12/31/2003        $11,944       $ 8,092        $11,120
 1/31/2004        $11,905       $ 8,241        $10,903
 2/29/2004        $12,483       $ 8,355        $11,509
 3/31/2004        $12,605       $ 8,229        $11,508
 4/30/2004        $12,547       $ 8,100        $11,278
 5/31/2004        $12,547       $ 8,211        $11,378
 6/30/2004        $13,428       $ 8,371        $12,026
 7/31/2004        $13,723       $ 8,094        $12,258
 8/31/2004        $13,498       $ 8,127        $12,113
 9/30/2004        $14,732       $ 8,215        $13,216
10/31/2004        $14,732       $ 8,340        $13,276
11/30/2004        $16,030       $ 8,678        $14,209
12/31/2004        $15,734       $ 8,973        $13,855
 1/31/2005        $15,914       $ 8,754        $14,014
 2/28/2005        $18,060       $ 8,938        $15,920
 3/31/2005        $17,437       $ 8,780        $15,570
 4/30/2005        $16,287       $ 8,614        $14,634
 5/31/2005        $16,801       $ 8,888        $15,009
 6/30/2005        $17,893       $ 8,900        $16,149
 7/31/2005        $19,538       $ 9,231        $17,220
 8/31/2005        $20,803       $ 9,147        $18,356
 9/30/2005        $22,152       $ 9,221        $19,498
10/31/2005        $20,501       $ 9,067        $17,887
11/30/2005        $21,035       $ 9,410        $18,404
12/31/2005        $21,707       $ 9,414        $18,927
 1/31/2006        $24,922       $ 9,663        $21,643
 2/28/2006        $22,379       $ 9,689        $19,671
 3/31/2006        $23,544       $ 9,810        $20,639
 4/30/2006        $25,009       $ 9,941        $21,989
 5/31/2006        $23,964       $ 9,655        $21,308
 6/30/2006        $24,157       $ 9,668        $21,560
 7/31/2006        $24,230       $ 9,728        $22,000
 8/31/2006        $23,591       $ 9,959        $21,232
 9/30/2006        $22,100       $10,216        $20,183
10/31/2006        $23,631       $10,549        $21,098
11/30/2006        $25,581       $10,750        $22,707
12/31/2006        $24,875       $10,900        $22,115
 1/31/2007        $24,604       $11,065        $22,000
 2/28/2007        $25,010       $10,849        $21,891
 3/31/2007        $26,507       $10,970        $22,989
 4/30/2007        $28,310       $11,456        $24,186
 5/31/2007        $30,377       $11,856        $26,168
 6/30/2007        $30,591       $11,659        $26,388
 7/31/2007        $30,448       $11,297        $26,437
 8/31/2007        $29,949       $11,467        $26,183
 9/30/2007        $33,206       $11,896        $28,411
10/31/2007        $35,273       $12,085        $29,620
11/30/2007        $32,879       $11,580        $27,788
12/31/2007        $34,643       $11,499        $29,731
 1/31/2008        $31,921       $10,810        $26,991
 2/29/2008        $34,835       $10,458        $29,336
 3/31/2008        $33,370       $10,413        $28,278
 4/30/2008        $37,013       $10,920        $30,980
 5/31/2008        $39,958       $11,062        $33,334
 6/30/2008        $41,308       $10,129        $34,113
 7/31/2008        $34,850       $10,044        $29,050
 8/31/2008        $33,600       $10,189        $28,662
 9/30/2008        $26,544       $ 9,281        $24,067
10/31/2008        $18,967       $ 7,723        $17,930
11/30/2008        $17,325       $ 7,169        $17,500
12/31/2008        $16,964       $ 7,245        $17,080
 1/31/2009        $17,244       $ 6,634        $16,541
 2/28/2009        $15,966       $ 5,928        $14,826
 3/31/2009        $17,450       $ 6,447        $15,884
 4/30/2009        $19,743       $ 7,064        $17,331
 5/31/2009        $23,297       $ 7,459        $20,495
 6/30/2009        $21,573       $ 7,474        $18,781
 7/31/2009        $23,330       $ 8,039        $20,209
 8/31/2009        $23,594       $ 8,330        $20,331
 9/30/2009        $25,722       $ 8,640        $22,038
10/31/2009        $25,639       $ 8,480        $22,009
11/30/2009        $26,851       $ 8,988        $23,118
12/31/2009        $27,616       $ 9,162        $23,492
 1/31/2010        $26,240       $ 8,832        $21,982
 2/28/2010        $27,389       $ 9,106        $22,831
 3/31/2010        $28,631       $ 9,656        $23,606
 4/30/2010        $29,512       $ 9,808        $24,884

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(1)   4/30/10
----------------   -------
1-Year             +49.48%
5-Year             +12.62%
10-Year            +11.43%

ENDNOTES

INVESTING IN A FUND CONCENTRATING IN THE NATURAL RESOURCES SECTOR INVOLVES SPECIAL RISKS, INCLUDING INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. THE FUND MAY ALSO INVEST IN FOREIGN STOCKS, WHICH INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL AND ECONOMIC UNCERTAINTY. THE FUND'S HOLDINGS IN SMALLER COMPANIES INVOLVE SPECIAL RISKS ASSOCIATED WITH SMALLER REVENUES AND MARKET SHARE, AND MORE LIMITED PRODUCT LINES. THE PRICES OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

(8.) Source: (C) 2010 Morningstar. The S&P North American Natural Resources
     Index is a capitalization-weighted index that includes companies involved in extractive industries (mining), energy and forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations.


                               20 | Annual Report

Your Fund's Expenses

FRANKLIN NATURAL RESOURCES FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,149.40              $5.33
Hypothetical (5% return before expenses)         $1,000           $1,019.84              $5.01
CLASS C
Actual                                           $1,000           $1,145.80              $9.04
Hypothetical (5% return before expenses)         $1,000           $1,016.36              $8.50
ADVISOR CLASS
Actual                                           $1,000           $1,151.00              $3.73
Hypothetical (5% return before expenses)         $1,000           $1,021.32              $3.51

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.00%; C: 1.70%; and Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               22 | Annual Report

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                                    YEAR ENDED APRIL 30,
                                                -----------------------------------------------------------
CLASS A                                           2010         2009         2008        2007         2006
-------                                         --------     --------     --------    --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $  49.73     $  54.72     $  64.53    $  56.44     $  46.05
                                                --------     --------     --------    --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ..........      (0.51)       (0.21)       (0.59)      (0.57)       (0.59)
   Net realized and unrealized gains (losses)      15.86        (4.78)       (9.22)       8.66        10.98
                                                --------     --------     --------    --------     --------
Total from investment operations ............      15.35        (4.99)       (9.81)       8.09        10.39
                                                --------     --------     --------    --------     --------
Redemption fees(c) ..........................         --           --(d)        --(d)       --(d)        --(d)
                                                --------     --------     --------    --------     --------
Net asset value, end of year ................   $  65.08     $  49.73     $  54.72    $  64.53     $  56.44
                                                ========     ========     ========    ========     ========
Total return(e) .............................      30.87%       (9.12)%     (15.22)%     14.39%       22.50%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction ...........       1.32%        1.32%        1.24%       1.35%        1.25%
Expenses net of expense reduction ...........       1.32%(f)     1.32%(f)     1.23%       1.35%(f)     1.25%(f)
Net investment income (loss) ................      (0.87)%      (0.38)%      (0.98)%     (1.01)%      (1.06)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $346,127     $274,324     $318,537    $457,390     $510,700
Portfolio turnover rate .....................      41.58%       45.57%       31.84%      42.08%       37.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Strategic Series

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                   PERIOD ENDED
ADVISOR CLASS                                   APRIL 30, 2010(a)
-------------                                   -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........        $57.01
                                                     ------
Income from investment operations(b):
   Net investment income (loss)(c) ..........         (0.40)
   Net realized and unrealized gains (losses)          8.59
                                                     ------
Total from investment operations ............          8.19
                                                     ------
Net asset value, end of year ................        $65.20
                                                     ======
Total return(d) .............................         14.37%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) .................................          1.05%
Net investment income (loss) ................         (0.60)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $1,596
Portfolio turnover rate .....................         41.58%

(a)  For the period September 1, 2009 (effective date) to April 30, 2010.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2010

       FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                    COUNTRY      SHARES/WARRANTS         VALUE
       -------------------------------------                --------------   ---------------     -------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS 96.4%
       BIOTECHNOLOGY 72.2%
   (a) Ablynx NV ........................................       Belgium               82,900     $     782,847
   (a) Achillion Pharmaceuticals Inc. ...................    United States           591,900         1,556,698
   (a) Acorda Therapeutics Inc. .........................    United States           124,400         4,820,500
   (a) AEterna Zentaris Inc., wts., 12/23/11 ............        Canada              152,329                --
   (a) Alexion Pharmaceuticals Inc. .....................    United States           249,100        13,670,608
   (a) AMAG Pharmaceuticals Inc. ........................    United States            46,900         1,601,635
   (a) Amgen Inc. .......................................    United States           448,700        25,737,432
   (a) Anadys Pharmaceuticals Inc. ......................    United States           351,600           893,064
   (a) ArQule Inc. ......................................    United States           776,809         4,948,274
   (a) Biogen Idec Inc. .................................    United States           201,461        10,727,798
   (a) BioMarin Pharmaceutical Inc. .....................    United States           462,938        10,818,861
   (a) Biospecifics Technologies Corp. ..................    United States           134,750         4,263,490
   (a) Celgene Corp. ....................................    United States           519,600        32,189,220
   (a) Cephalon Inc. ....................................    United States           142,100         9,122,820
   (a) Chelsea Therapeutics International Ltd. ..........    United States           422,500         1,694,225
   (a) Clinical Data Inc. ...............................    United States            80,400         1,501,872
(a, b) ConjuChem Biotechnologies Inc., wts., 12/31/11 ...        Canada            2,343,750                --
   (a) Curis Inc. .......................................    United States           629,800         2,078,340
   (a) Dendreon Corp. ...................................    United States           139,700         7,574,534
   (a) Gentium SpA, ADR .................................        Italy               688,700         3,443,500
   (a) Genzyme Corp. ....................................    United States           493,100        26,252,644
   (a) Gilead Sciences Inc. .............................    United States           645,200        25,595,084
   (a) Human Genome Sciences Inc. .......................    United States           364,800        10,101,312
   (a) Incyte Corp. .....................................    United States           264,200         3,545,564
(a, c) Indevus Pharmaceuticals Inc., Escrow Account .....    United States         1,006,900           314,656
   (a) Inhibitex Inc. ...................................    United States           366,787           902,296
   (a) InterMune Inc. ...................................    United States            98,200         4,179,392
   (a) Ironwood Pharmaceuticals Inc. ....................    United States           164,800         2,129,216
   (a) Myriad Genetics Inc. .............................    United States           144,400         3,467,044
   (a) NPS Pharmaceuticals Inc. .........................    United States           135,100           941,647
   (a) Onyx Pharmaceuticals Inc. ........................    United States           335,100         9,674,337
   (a) Orexigen Therapeutics Inc. .......................    United States           338,054         2,292,006
   (a) Pharmasset Inc. ..................................    United States           165,975         5,377,590
   (a) Savient Pharmaceuticals Inc. .....................    United States           193,200         2,801,400
   (a) Talecris Biotherapeutics Holdings Corp. ..........    United States           171,800         3,221,250
   (a) Targacept Inc. ...................................    United States            66,000         1,570,800
   (a) Transcept Pharmaceuticals Inc. ...................    United States           108,600         1,116,408
   (a) United Therapeutics Corp. ........................    United States            61,600         3,504,424
   (a) VaxGen Inc. ......................................    United States           826,000           280,840
   (a) Vertex Pharmaceuticals Inc. ......................    United States           167,000         6,474,590
                                                                                                 -------------
                                                                                                   251,168,218
                                                                                                 -------------
       LIFE SCIENCES TOOLS & SERVICES 8.2%
   (a) Illumina Inc. ....................................    United States           151,200         6,330,744
   (a) Life Technologies Corp. ..........................    United States           228,800        12,517,648
   (a) QIAGEN NV ........................................     Netherlands            376,600         8,605,310
(a, d) Sequenom Inc. ....................................    United States           176,071         1,091,640
                                                                                                 -------------
                                                                                                    28,545,342
                                                                                                 -------------


                               Annual Report | 25

Franklin Strategic Series

       FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                    COUNTRY      SHARES/WARRANTS         VALUE
       -------------------------------------                --------------   ---------------     -------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       PHARMACEUTICALS 16.0%
       Allergan Inc. ....................................    United States            51,000     $   3,248,190
   (a) Ardea Biosciences Inc. ...........................    United States           183,012         4,648,505
   (a) Auxilium Pharmaceuticals Inc. ....................    United States           104,800         3,730,880
   (a) Biodel Inc. ......................................    United States           175,900           791,550
   (a) Cadence Pharmaceuticals Inc. .....................    United States           121,056         1,186,349
   (a) Cardiome Pharma Corp. ............................        Canada              437,828         3,660,242
   (a) DepoMed Inc. .....................................    United States           284,082         1,144,850
   (a) Eurand NV ........................................     Netherlands            151,600         1,561,480
   (a) Inspire Pharmaceuticals Inc. .....................    United States           252,300         1,728,255
   (a) Map Pharmaceuticals Inc. .........................    United States           244,900         4,398,404
   (a) The Medicines Co. ................................    United States           436,900         3,206,846
   (a) Nuvo Research Inc. ...............................        Canada            6,928,900         1,805,998
   (a) Nuvo Research Inc. (Legend Shares) ...............        Canada            3,441,200           896,939
   (a) Penwest Pharmaceuticals Co. ......................    United States           369,400         1,296,594
   (a) Questcor Pharmaceuticals Inc. ....................    United States           137,700         1,341,198
   (a) Salix Pharmaceuticals Ltd. .......................    United States           210,500         8,462,100
       Shire PLC, ADR ...................................   United Kingdom            66,600         4,384,944
       Teva Pharmaceutical Industries Ltd., ADR .........       Israel               135,100         7,934,423
                                                                                                 -------------
                                                                                                    55,427,747
                                                                                                 -------------
       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $275,732,400) ...........................                                          335,141,307
                                                                                                 -------------
       PREFERRED STOCKS (COST $5,065,937) 1.4%
       BIOTECHNOLOGY 1.4%
(a, c) FibroGen Inc., pfd., E ...........................   United States          1,128,271         5,077,220
                                                                                                 -------------

                                                                                PRINCIPAL
                                                                                AMOUNT(e)
                                                                             ---------------
       CONVERTIBLE BONDS (COST $1,480,677) 0.1%
       BIOTECHNOLOGY 0.1%
(c, f) ConjuChem Biotechnologies Inc., cvt., sub. note,
          144A, 8.00%, 12/31/10 .........................       Canada             1,500,000 CAD       295,072
                                                                                                 -------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $282,279,014) ...........................                                          340,513,599
                                                                                                 -------------

                                                                                  SHARES
                                                                             ---------------
       SHORT TERM INVESTMENTS 3.1%
       MONEY MARKET FUNDS (COST $9,434,211) 2.7%
   (g) Institutional Fiduciary Trust Money Market
          Portfolio, 0.00% ..............................    United States         9,434,211         9,434,211
                                                                                                 -------------
   (h) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR
          LOANED SECURITIES
          (COST $1,188,000) 0.4%
       MONEY MARKET FUNDS 0.4%
   (i) Bank of New York Institutional Cash Reserve Fund,
          Series A, 0.16% ...............................    United States         1,188,000         1,188,000
                                                                                                 -------------
       TOTAL INVESTMENTS (COST $292,901,225) 101.0% .....                                          351,135,810
                                                                                                 -------------
       OTHER ASSETS, LESS LIABILITIES (1.0)% ............                                           (3,412,577)
                                                                                                 -------------
       NET ASSETS 100.0% ................................                                        $ 347,723,233
                                                                                                 =============


                               26 | Annual Report

Franklin Strategic Series

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

See Abbreviations on page 52.

(a)  Non-income producing.

(b) Security has been deemed illiquid because it may not be able to be sold within seven days.

(c)  See Note 9 regarding restricted securities.

(d)  A portion or all of the security is on loan at April 30, 2010. See Note
     1(c).

(e)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(f)  See Note 8 regarding defaulted securities.

(g) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(h)  See Note 1(c) regarding securities on loan.

(i)  The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN NATURAL RESOURCES FUND

                                                                      YEAR ENDED APRIL 30,
                                                   -------------------------------------------------------
CLASS A                                              2010       2009        2008        2007        2006
-------                                            --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  22.55   $  45.78    $  37.84    $  35.92    $  24.32
                                                   --------   --------    --------    --------    --------
Income from investment operations(a) :
   Net investment income(b) ....................       0.01       0.05        0.05        0.09        0.13
   Net realized and unrealized gains (losses) ..      11.02     (21.78)      11.11        4.29       12.64
                                                   --------   --------    --------    --------    --------
Total from investment operations ...............      11.03     (21.73)      11.16        4.38       12.77
                                                   --------   --------    --------    --------    --------
Less distributions from:
   Net investment income .......................      (0.43)        --       (0.52)      (0.25)      (0.09)
   Net realized gains ..........................         --      (1.50)      (2.70)      (2.21)      (1.08)
                                                   --------   --------    --------    --------    --------
Total distributions ............................      (0.43)     (1.50)      (3.22)      (2.46)      (1.17)
                                                   --------   --------    --------    --------    --------
Redemption fees(c) .............................         --         --(d)       --(d)       --(d)       --(d)
                                                   --------   --------    --------    --------    --------
Net asset value, end of year ...................   $  33.15   $  22.55    $  45.78    $  37.84    $  35.92
                                                   ========   ========    ========    ========    ========
Total return(e) ................................      49.04%    (46.81)%     30.37%      12.86%      53.11%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................       1.04%      1.09%       0.97%       1.03%       1.02%
Net investment income ..........................       0.02%      0.18%       0.13%       0.26%       0.44%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $673,662   $393,713    $752,051    $475,912    $440,475
Portfolio turnover rate ........................      31.18%     46.97%      37.93%      51.51%      56.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

                                                                   YEAR ENDED APRIL 30,
                                                   ---------------------------------------------------
CLASS C                                              2010       2009       2008       2007     2006(a)
-------                                            --------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  22.15   $ 45.35    $ 37.58    $ 35.79    $ 31.56
                                                   --------   -------    -------    -------    -------
Income from investment operations(b) :
   Net investment income (loss)(c) .............      (0.20)    (0.16)     (0.25)     (0.17)     (0.01)
   Net realized and unrealized gains (losses) ..      10.81    (21.54)     11.04       4.25       5.39
                                                   --------   -------    -------    -------    -------
Total from investment operations ...............      10.61    (21.70)     10.79       4.08       5.38
                                                   --------   -------    -------    -------    -------
Less distributions from:
   Net investment income .......................      (0.19)       --      (0.32)     (0.08)     (0.07)
   Net realized gains ..........................         --     (1.50)     (2.70)     (2.21)     (1.08)
                                                   --------   -------    -------    -------    -------
Total distributions ............................      (0.19)    (1.50)     (3.02)     (2.29)     (1.15)
                                                   --------   -------    -------    -------    -------
Redemption fees(d) .............................         --        --(e)      --(e)      --(e)      --(e)
                                                   --------   -------    -------    -------    -------
Net asset value, end of year ...................   $  32.57   $ 22.15    $ 45.35    $ 37.58    $ 35.79
                                                   ========   =======    =======    =======    =======
Total return(f) ................................      48.00%   (47.19)%    29.47%     12.01%     17.47%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ....................................       1.74%     1.82%      1.68%      1.76%      1.67%
Net investment income (loss) ...................      (0.68)%   (0.55)%    (0.58)%    (0.47)%    (0.21)%
SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $123,939   $61,360    $85,387    $33,723    $18,485
Portfolio turnover rate ........................      31.18%    46.97%     37.93%     51.51%     56.08%

(a)  For the period September 1, 2005 (effective date) to April 30, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

                                                                   YEAR ENDED APRIL 30,
                                                   ---------------------------------------------------
ADVISOR CLASS                                        2010       2009       2008       2007       2006
-------------                                      --------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  23.94   $ 48.27    $ 39.71    $ 37.57    $ 25.35
                                                   --------   -------    -------    -------    -------
Income from investment operations(a) :
   Net investment income(b) ....................       0.10      0.14       0.19       0.18       0.25
   Net realized and unrealized gains (losses) ..      11.71    (22.97)     11.69       4.52      13.18
                                                   --------   -------    -------    -------    -------
Total from investment operations ...............      11.81    (22.83)     11.88       4.70      13.43
                                                   --------   -------    -------    -------    -------
Less distributions from:
   Net investment income .......................      (0.56)       --      (0.62)     (0.35)     (0.13)
   Net realized gains ..........................         --     (1.50)     (2.70)     (2.21)     (1.08)
                                                   --------   -------    -------    -------    -------
Total distributions ............................      (0.56)    (1.50)     (3.32)     (2.56)     (1.21)
                                                   --------   -------    -------    -------    -------
Redemption fees(c) .............................         --        --(d)      --(d)      --(d)      --(d)
                                                   --------   -------    -------    -------    -------
Net asset value, end of year ...................   $  35.19   $ 23.94    $ 48.27    $ 39.71    $ 37.57
                                                   ========   =======    =======    =======    =======
Total return ...................................      49.48%   (46.66)%    30.74%     13.20%     53.55%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ....................................       0.74%     0.82%      0.68%      0.76%      0.69%
Net investment income ..........................       0.32%     0.45%      0.42%      0.53%      0.77%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $106,773   $52,402    $77,361    $52,103    $43,874
Portfolio turnover rate ........................      31.18%    46.97%     37.93%     51.51%     56.08%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

 The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2010

       FRANKLIN NATURAL RESOURCES FUND                          COUNTRY        SHARES         VALUE
       -------------------------------                      --------------   ----------   ------------
       COMMON STOCKS 93.9%
       AGRICULTURAL PRODUCTS 0.7%
       Bunge Ltd. .......................................    United States      117,000   $  6,195,150
                                                                                          ------------
       COAL & CONSUMABLE FUELS 3.8%
   (a) Alpha Natural Resources Inc. .....................    United States      145,000      6,826,600
(a, b) Energy Coal Resources, 144A ......................    United States      199,375             --
       Peabody Energy Corp. .............................    United States      330,000     15,417,600
(a, c) SouthGobi Energy Resources Ltd., 144A ............       Canada          160,600      2,161,522
   (a) Uranium One Inc. .................................       Canada        1,690,000      4,271,958
       Yanzhou Coal Mining Co. Ltd., ADR ................        China          200,000      5,570,000
                                                                                          ------------
                                                                                            34,247,680
                                                                                          ------------
       CONSTRUCTION & ENGINEERING 0.5%
   (a) Boart Longyear Group .............................      Australia      3,798,152      1,158,321
(a, c) Boart Longyear Group, 144A .......................      Australia     11,406,000      3,478,482
                                                                                          ------------
                                                                                             4,636,803
                                                                                          ------------
       DIVERSIFIED METALS & MINING 6.2%
       BHP Billiton PLC, ADR ............................   United Kingdom      206,000     12,566,000
       Freeport-McMoRan Copper & Gold Inc., B ...........    United States       60,000      4,531,800
   (a) Ivanhoe Australia Ltd. ...........................      Australia        987,284      3,467,114
   (a) Ivanhoe Mines Ltd. ...............................       Canada          390,000      6,169,800
   (a) Mirabela Nickel Ltd. .............................      Australia        180,000        394,807
(a, c) Mirabela Nickel Ltd., 144A .......................      Australia        845,850      1,855,263
   (a) Nautilus Minerals Inc. ...........................       Canada          817,000      1,494,659
(a, c) Nautilus Minerals Inc., 144A .....................       Canada          474,000        867,158
   (a) OZ Minerals Ltd. .................................      Australia      2,700,000      2,881,962
   (a) PanAust Ltd. .....................................      Australia      2,663,435      1,267,628
(a, c) PanAust Ltd., 144A ...............................      Australia      5,767,586      2,745,009
       Rio Tinto PLC, ADR ...............................   United Kingdom      151,600      7,710,376
   (a) Sandfire Resources NL ............................      Australia        740,000      2,461,936
(a, c) Sandfire Resources NL, 144A ......................      Australia        129,700        431,504
       Xstrata PLC ......................................     Switzerland       420,000      6,979,795
                                                                                          ------------
                                                                                            55,824,811
                                                                                          ------------
       ELECTRICAL COMPONENTS & EQUIPMENT 0.6%
   (a) First Solar Inc. .................................    United States       36,000      5,167,800
                                                                                          ------------
       FERTILIZERS & AGRICULTURAL CHEMICALS 0.6%
       The Mosaic Co. ...................................    United States      115,000      5,881,100
                                                                                          ------------
       GOLD 7.8%
   (a) African Barrick Gold Ltd. ........................   United Kingdom      736,300      6,661,518
   (a) Allied Gold Ltd. .................................      Australia      8,742,582      3,150,988
       Barrick Gold Corp. ...............................       Canada          210,000      9,145,500
(a, c) Centamin Egypt Ltd., 144A ........................      Australia      1,550,000      3,262,516
   (a) Centerra Gold Inc. ...............................       Canada          320,000      3,591,227
(a, c) Centerra Gold Inc., 144A .........................       Canada          264,600      2,969,495
   (a) CGA Mining Ltd. ..................................     Australia         150,000        326,055
(a, b) CGA Mining Ltd.,144A .............................     Australia       1,000,000      2,066,797
   (a) Guyana Goldfields Inc. ...........................       Canada          280,000      1,938,822


                               Annual Report | 31

Franklin Strategic Series

       FRANKLIN NATURAL RESOURCES FUND                          COUNTRY        SHARES         VALUE
       -------------------------------                      --------------   ----------   ------------
       COMMON STOCKS (CONTINUED)
       GOLD (CONTINUED)
       IAMGOLD Corp. ....................................       Canada          200,000   $  3,574,000
   (a) Nevsun Resources Ltd. ............................       Canada          296,400        874,594
(a, c) Nevsun Resources Ltd., 144A ......................       Canada          500,000      1,475,361
       Newcrest Mining Ltd. .............................      Australia        340,000     10,397,242
   (a) Osisko Mining Corp. ..............................       Canada          121,100      1,280,442
(a, c) Osisko Mining Corp., 144A ........................       Canada          642,200      6,790,253
       Randgold Resources Ltd., ADR .....................   United Kingdom      130,000     10,951,200
   (a) St. Barbara Ltd. .................................      Australia      4,187,800      1,064,293
(a, c) St. Barbara Ltd., 144A ...........................      Australia      5,187,147      1,318,268
                                                                                          ------------
                                                                                            70,838,571
                                                                                          ------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
   (a) Magma Energy Corp. ...............................       Canada          200,000        289,171
(a, c) Magma Energy Corp., 144A .........................       Canada          799,800      1,156,394
                                                                                          ------------
                                                                                             1,445,565
                                                                                          ------------
       INTEGRATED OIL & GAS 16.0%
       Chevron Corp. ....................................    United States      295,000     24,024,800
       ConocoPhillips ...................................    United States      167,000      9,884,730
       Exxon Mobil Corp. ................................    United States      340,000     23,069,000
       Hess Corp. .......................................    United States      200,000     12,710,000
       Marathon Oil Corp. ...............................    United States      537,000     17,264,550
       Murphy Oil Corp. .................................    United States      150,000      9,022,500
       Occidental Petroleum Corp. .......................    United States      442,000     39,187,720
       Petroleo Brasileiro SA, ADR ......................       Brazil           68,000      2,885,240
       Total SA, B, ADR .................................       France          125,000      6,797,500
                                                                                          ------------
                                                                                           144,846,040
                                                                                          ------------
       INTERNET SOFTWARE & SERVICES 0.1%
(a, c) G-Resources Group Ltd., 144A .....................      Hong Kong     22,034,900      1,338,642
                                                                                          ------------
       MARINE 0.3%
   (a) Genco Shipping & Trading Ltd. ....................    United States      103,000      2,385,480
   (a) Newlead Holdings Ltd. ............................       Bermuda         387,850        403,364
                                                                                          ------------
                                                                                             2,788,844
                                                                                          ------------
       OIL & GAS DRILLING 3.7%
   (a) Nabors Industries Ltd. ...........................    United States      320,000      6,902,400
       Noble Corp. ......................................    United States      175,000      6,910,750
       Patterson-UTI Energy Inc. ........................    United States      240,000      3,669,600
   (a) Rowan Cos. Inc. ..................................    United States      155,000      4,619,000
   (a) Transocean Ltd. ..................................    United States      162,000     11,736,900
                                                                                          ------------
                                                                                            33,838,650
                                                                                          ------------
       OIL & GAS EQUIPMENT & SERVICES 20.7%
       Baker Hughes Inc. ................................    United States       81,000      4,030,560
   (a) Cameron International Corp. ......................    United States      380,000     14,994,800
   (a) Dresser-Rand Group Inc. ..........................    United States      135,000      4,762,800
   (a) Dril-Quip Inc. ...................................    United States      185,000     10,717,050


                               32 | Annual Report

Franklin Strategic Series

       FRANKLIN NATURAL RESOURCES FUND                          COUNTRY        SHARES         VALUE
       -------------------------------                      --------------   ----------   ------------
       COMMON STOCKS (CONTINUED)
       OIL & GAS EQUIPMENT & SERVICES (CONTINUED)
   (a) FMC Technologies Inc. ............................    United States      165,000   $ 11,168,850
   (a) Global Industries Ltd. ...........................    United States      470,000      3,149,000
       Halliburton Co. ..................................    United States      776,400     23,796,660
   (a) Helix Energy Solutions Group Inc. ................    United States      300,000      4,374,000
   (a) Hornbeck Offshore Services Inc. ..................    United States      126,000      3,083,220
       National Oilwell Varco Inc. ......................    United States      245,000     10,787,350
   (a) Oceaneering International Inc. ...................    United States       65,000      4,257,500
   (a) Oil States International Inc. ....................    United States      155,000      7,488,050
   (a) PHI Inc., non-voting .............................    United States       74,000      1,538,460
       Schlumberger Ltd. ................................    United States      250,300     17,876,426
       Smith International Inc. .........................    United States      562,500     26,865,000
   (a) Superior Energy Services Inc. ....................    United States      405,000     10,959,300
   (a) T-3 Energy Services Inc. .........................    United States      180,000      5,355,000
   (a) Tesco Corp. ......................................       Canada          255,000      3,190,050
   (a) Weatherford International Ltd. ...................    United States    1,020,000     18,472,200
                                                                                          ------------
                                                                                           186,866,276
                                                                                          ------------
       OIL & GAS EXPLORATION & PRODUCTION 26.3%
       Anadarko Petroleum Corp. .........................    United States      270,000     16,783,200
   (a) Bill Barrett Corp. ...............................    United States      245,000      8,349,600
   (a) Brigham Exploration Co. ..........................    United States      670,000     13,071,700
   (a) Cobalt International Energy Inc. .................    United States      478,600      5,508,686
   (a) Comstock Resources Inc. ..........................    United States       80,000      2,564,800
   (a) Concho Resources Inc. ............................    United States      325,000     18,466,500
   (a) Continental Resources Inc. .......................    United States      195,000      9,586,200
   (a) Denbury Resources Inc. ...........................    United States      410,000      7,851,500
       Devon Energy Corp. ...............................    United States      325,000     21,882,250
       EOG Resources Inc. ...............................    United States      145,000     16,257,400
   (a) Gran Tierra Energy Inc. ..........................       Canada        1,100,000      6,666,000
   (a) Mariner Energy Inc. ..............................    United States      170,000      4,059,600
       Noble Energy Inc. ................................    United States      350,000     26,740,000
   (a) Northern Oil & Gas Inc. ..........................    United States      317,000      5,154,420
   (a) Petrohawk Energy Corp. ...........................    United States    1,120,000     24,180,800
       Range Resources Corp. ............................    United States      165,000      7,880,400
   (a) Southwestern Energy Co. ..........................    United States      342,000     13,570,560
       St. Mary Land & Exploration Co. ..................    United States      115,000      4,627,600
   (a) Westernzagros Resources Ltd. .....................       Canada          380,000        291,531
       XTO Energy Inc. ..................................    United States      510,000     24,235,200
                                                                                          ------------
                                                                                           237,727,947
                                                                                          ------------
       OIL & GAS REFINING & MARKETING 2.8%
       Aegean Marine Petroleum Network Inc. .............    United States      165,000      4,329,600
   (a) CVR Energy Inc. ..................................    United States      317,000      2,691,330
       Frontier Oil Corp. ...............................    United States      290,000      4,408,000
       Holly Corp. ......................................    United States      235,000      6,345,000
       Petroplus Holdings AG ............................     Switzerland       117,500      2,114,836
       Valero Energy Corp. ..............................    United States      273,000      5,675,670
                                                                                          ------------
                                                                                            25,564,436
                                                                                          ------------


                               Annual Report | 33

Franklin Strategic Series

       FRANKLIN NATURAL RESOURCES FUND                          COUNTRY        SHARES         VALUE
       -------------------------------                      --------------   ----------   ------------
       COMMON STOCKS (CONTINUED)
       OIL & GAS STORAGE & TRANSPORTATION 0.6%
       DHT Holdings Inc. ................................   Jersey Islands      370,600   $  1,749,232
       General Maritime Corp. ...........................    United States      177,000      1,435,470
   (a) Scorpio Tankers Inc. .............................    United States      171,300      2,141,250
                                                                                          ------------
                                                                                             5,325,952
                                                                                          ------------
       PRECIOUS METALS & MINERALS 1.7%
   (c) Fresnillo PLC, 144A ..............................   United Kingdom      215,000      2,637,403
       Impala Platinum Holdings Ltd. ....................    South Africa       222,000      6,329,988
   (a) Imperial Metals Corp. ............................       Canada          170,000      3,297,334
   (a) MAG Silver Corp. .................................       Canada          350,000      2,667,945
                                                                                          ------------
                                                                                            14,932,670
                                                                                          ------------
       STEEL 1.3%
       Cliffs Natural Resources Inc. ....................    United States      128,000      8,003,840
       United States Steel Corp. ........................    United States       70,000      3,826,200
                                                                                          ------------
                                                                                            11,830,040
                                                                                          ------------
       TOTAL COMMON STOCKS (COST $677,752,832) ..........                                  849,296,977
                                                                                          ------------
       CONVERTIBLE PREFERRED STOCKS 0.8%
       OIL & GAS EXPLORATION & PRODUCTION 0.8%
       McMoRan Exploration Co., 8.00%, cvt. pfd. ........    United States        1,900      3,654,365
       SandRidge Energy Inc., 8.50%, cvt. pfd. ..........    United States       31,900      3,649,679
                                                                                          ------------
       TOTAL CONVERTIBLE PREFERRED STOCKS
          (COST $4,931,776)                                                                  7,304,044
                                                                                          ------------
       PREFERRED STOCKS 2.0%
       COAL & CONSUMABLE FUELS 0.0%
(a, b) Energy Coal Resources, 144A, pfd. ................    United States       29,847             --
                                                                                          ------------
       DIVERSIFIED METALS & MINING 0.9%
       Vale SA, ADR, pfd., A ............................       Brazil          298,000      8,019,180
                                                                                          ------------
       INTEGRATED OIL & GAS 1.1%
       Petroleo Brasileiro SA, ADR, pfd. ................       Brazil          260,000      9,864,400
                                                                                          ------------
       TOTAL PREFERRED STOCKS (COST $11,456,542) ........                                   17,883,580
                                                                                          ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $694,141,150) ...........................                                  874,484,601
                                                                                          ------------
       SHORT TERM INVESTMENTS (COST $27,546,353) 3.0%
       MONEY MARKET FUNDS 3.0%
   (d) Institutional Fiduciary Trust Money Market
          Portfolio, 0.00% ..............................    United States   27,546,353     27,546,353
                                                                                          ------------
       TOTAL INVESTMENTS (COST $721,687,503) 99.7% ......                                  902,030,954
       OTHER ASSETS, LESS LIABILITIES 0.3% ..............                                    2,343,331
                                                                                          ------------
       NET ASSETS 100.0% ................................                                 $904,374,285
                                                                                          ============


                               34 | Annual Report

Franklin Strategic Series

FRANKLIN NATURAL RESOURCES FUND

See Abbreviations on page 52.

(a)  Non-income producing.

(b)  See Note 9 regarding restricted securities.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the aggregate value of these securities was $32,487,270, representing 3.59% of net assets.

(d) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 35

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2010

                                                            FRANKLIN
                                                          BIOTECHNOLOGY   FRANKLIN NATURAL
                                                         DISCOVERY FUND    RESOURCES FUND
                                                         --------------   ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ....................   $ 283,467,014     $ 694,141,150
      Cost - Sweep Money Fund (Note 7) ...............       9,434,211        27,546,353
                                                         -------------     -------------
      Total cost of investments ......................   $ 292,901,225     $ 721,687,503
                                                         -------------     -------------
      Value - Unaffiliated issuers ...................   $ 341,701,599     $ 874,484,601
      Value - Sweep Money Fund (Note 7) ..............       9,434,211        27,546,353
                                                         -------------     -------------
      Total value of investments* ....................     351,135,810       902,030,954
   Receivables:
      Investment securities sold .....................       1,222,415        11,039,930
      Capital shares sold ............................         422,827         3,178,574
      Dividends and interest .........................          83,109           264,086
   Other assets ......................................          58,292             1,787
                                                         -------------     -------------
         Total assets ................................     352,922,453       916,515,331
                                                         -------------     -------------
Liabilities:
   Payables:
      Investment securities purchased ................       2,880,780         9,418,823
      Capital shares redeemed ........................         676,945         1,786,509
      Affiliates .....................................         321,628           708,315
      Allocator Funds (Note 10) ......................              --            13,535
   Payable upon return of securities loaned ..........       1,188,000                --
   Accrued expenses and other liabilities ............         131,867           213,864
                                                         -------------     -------------
         Total liabilities ...........................       5,199,220        12,141,046
                                                         -------------     -------------
            Net assets, at value .....................   $ 347,723,233     $ 904,374,285
                                                         -------------     -------------
Net assets consist of:
   Paid-in capital ...................................   $ 529,723,322     $ 798,632,865
   Distributions in excess of net investment income ..              --        (2,357,114)
   Net unrealized appreciation (depreciation) ........      58,242,893       180,341,079
   Accumulated net realized gain (loss) ..............    (240,242,982)      (72,242,545)
                                                         -------------     -------------
            Net assets, at value .....................   $ 347,723,233     $ 904,374,285
                                                         -------------     -------------

* The Franklin Biotechnology Discovery Fund includes $1,091,640 of securities loaned.

   The accompanying notes are an integral part of these financial statements.


                               36 | Annual Report

Franklin Strategic Series

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010

                                                            FRANKLIN
                                                          BIOTECHNOLOGY   FRANKLIN NATURAL
                                                         DISCOVERY FUND    RESOURCES FUND
                                                         --------------   ----------------
CLASS A:
   Net assets, at value ..............................   $ 346,126,915     $ 673,661,935
                                                         -------------     -------------
   Shares outstanding ................................       5,318,885        20,324,222
                                                         -------------     -------------
   Net asset value per share(a) ......................   $       65.08     $       33.15
                                                         -------------     -------------
   Maximum offering price per share (net asset value
      per share / 94.25%) ............................   $       69.05     $       35.17
                                                         -------------     -------------
CLASS C:
   Net assets, at value ..............................                     $ 123,939,491
                                                                           -------------
   Shares outstanding ................................                         3,805,752
                                                                           -------------
   Net asset value and maximum offering price per
      share(a) .......................................                     $       32.57
                                                                           -------------
ADVISOR CLASS:
   Net assets, at value ..............................   $   1,596,318     $ 106,772,859
                                                         -------------     -------------
   Shares outstanding ................................          24,484         3,034,547
                                                         -------------     -------------
   Net asset value and maximum offering price per
      share ..........................................   $       65.20     $       35.19
                                                         -------------     -------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 37

Franklin Strategic Series

STATEMENTS OF OPERATIONS
for the year ended April 30, 2010

                                                            FRANKLIN
                                                          BIOTECHNOLOGY   FRANKLIN NATURAL
                                                         DISCOVERY FUND    RESOURCES FUND
                                                         --------------   ----------------
Investment income:
   Dividends:
      Unaffiliated issuers ...........................    $ 1,245,165     $  7,777,101
      Sweep Money Fund (Note 7) ......................            638            1,738
   Interest ..........................................         73,430               --
   Income from securities loaned .....................         63,127               --
                                                          -----------     ------------
         Total investment income .....................      1,382,360        7,778,839
                                                          -----------     ------------
Expenses:
   Management fees (Note 3a) .........................      1,632,029        3,454,046
   Administrative fees (Note 3b) .....................        451,161               --
   Distribution fees: (Note 3c)
      Class A ........................................        845,061        1,663,292
      Class C ........................................             --          965,834
   Transfer agent fees (Note 3e) .....................      1,038,732        1,688,158
   Special servicing agreement fees (Note 10) ........             --          137,529
   Custodian fees (Note 4) ...........................          9,760           25,675
   Reports to shareholders ...........................         99,665          150,524
   Registration and filing fees ......................         55,177           88,937
   Professional fees .................................         29,671           60,424
   Trustees' fees and expenses .......................          6,516           19,458
   Other .............................................        (42,039)(a)     (204,411)(b)
                                                          -----------     ------------
         Total expenses ..............................      4,125,733        8,049,466
         Expense reductions (Note 4) .................           (118)             (37)
                                                          -----------     ------------
            Net expenses .............................      4,125,615        8,049,429
                                                          -----------     ------------
               Net investment income (loss) ..........     (2,743,255)        (270,590)
                                                          -----------     ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................     19,411,268        8,225,555
      Foreign currency transactions ..................        (89,329)        (109,881)
                                                          -----------     ------------
               Net realized gain (loss) ..............     19,321,939        8,115,674
                                                          -----------     ------------
   Net change in unrealized appreciation
      (depreciation) on:
      Investments ....................................     66,514,935      255,845,059
      Translation of other assets and liabilities
         denominated in foreign currencies ...........          5,510            1,308
                                                          -----------     ------------
               Net change in unrealized appreciation
                  (depreciation) .....................     66,520,445      255,846,367
                                                          -----------     ------------
Net realized and unrealized gain (loss) ..............     85,842,384      263,962,041
                                                          -----------     ------------
Net increase (decrease) in net assets resulting from
   operations ........................................    $83,099,129     $263,691,451
                                                          -----------     ------------

(a) Other expenses include a prior year excise tax reimbursement of $57,616 that was paid in the prior year.

(b) Other expenses include a reversal of an estimated federal income tax liability of $250,000 recorded in a prior year.

   The accompanying notes are an integral part of these financial statements.


                               38 | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                            FRANKLIN BIOTECHNOLOGY               FRANKLIN
                                                                DISCOVERY FUND            NATURAL RESOURCES FUND
                                                         ---------------------------   ----------------------------
                                                             YEAR ENDED APRIL 30,          YEAR ENDED APRIL 30,
                                                         ---------------------------   ----------------------------
                                                             2010           2009           2010            2009
                                                         ------------   ------------   ------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...................   $ (2,743,255)  $ (1,178,040)  $   (270,590)  $     789,378
      Net realized gain (loss) from investments
         and foreign currency transactions ...........     19,321,939     15,091,375      8,115,674     (63,673,070)
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated
         in foreign currencies .......................     66,520,445    (43,153,718)   255,846,367    (381,791,650)
                                                         ------------   ------------   ------------   -------------
         Net increase (decrease) in net assets
            resulting from operations ................     83,099,129    (29,240,383)   263,691,451    (444,675,342)
                                                         ------------   ------------   ------------   -------------
Distributions to shareholders from:
   Net investment Income:
      Class A ........................................             --             --     (8,268,928)             --
      Class C ........................................             --             --       (671,795)             --
      Advisor Class ..................................             --             --     (1,411,929)             --
   Net realized gains:
      Class A ........................................             --             --             --     (23,435,904)
      Class C ........................................             --             --             --      (3,211,358)
      Advisor Class ..................................             --             --             --      (2,857,267)
                                                         ------------   ------------   ------------   -------------
Total distributions to shareholders ..................             --             --    (10,352,652)    (29,504,529)
                                                         ------------   ------------   ------------   -------------
Capital share transactions: (Note 2)
      Class A ........................................    (11,143,474)   (14,973,617)    87,229,412      24,773,813
      Class C ........................................             --             --     29,705,400      26,255,441
      Advisor Class ..................................      1,443,959             --     26,626,289      15,817,345
                                                         ------------   ------------   ------------   -------------
Total capital share transactions .....................     (9,699,515)   (14,973,617)   143,561,101      66,846,599
                                                         ------------   ------------   ------------   -------------
Redemption fees ......................................             --            245             --           9,119
                                                         ------------   ------------   ------------   -------------
         Net increase (decrease) in net assets .......     73,399,614    (44,213,755)   396,899,900    (407,324,153)
Net assets:
   Beginning of year .................................    274,323,619    318,537,374    507,474,385     914,798,538
                                                         ------------   ------------   ------------   -------------
   End of year .......................................   $347,723,233   $274,323,619   $904,374,285   $ 507,474,385
                                                         ------------   ------------   ------------   -------------
Distributions in excess of net investment income
   included in net assets:
   End of year .......................................   $         --   $   (789,307)  $ (2,357,114)  $  (2,911,204)
                                                         ------------   ------------   ------------   -------------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective September 1, 2009, the Franklin Biotechnology Discovery Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A & ADVISOR CLASS                 CLASS A, CLASS C & ADVISOR CLASS
-----------------------                 --------------------------------
Franklin Biotechnology Discovery Fund   Franklin Natural Resources Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.


                              40 | Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At April 30, 2010, a market event occurred resulting in a portion of the securities held by the Franklin Natural Resources Fund being fair valued. All security valuation procedures are approved by the Funds' Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds' Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               Annual Report | 41

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES LENDING

The Funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or
ICRF), managed by the fund's custodian on the fund's behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund. At April 30, 2010, the Franklin Natural Resources Fund had no securities on loan.

D. INCOME TAXES

It is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. As of April 30, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds' financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                               42 | Annual Report

Franklin Strategic Series

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 43

Franklin Strategic Series

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                FRANKLIN BIOTECHNOLOGY         FRANKLIN NATURAL
                                                    DISCOVERY FUND              RESOURCES FUND
                                              -------------------------   --------------------------
                                                SHARES        AMOUNT        SHARES        AMOUNT
                                              ----------   ------------   ----------   -------------
CLASS A SHARES:
Year ended April 30, 2010
   Shares sold ............................    1,402,264   $ 82,627,423    8,051,451   $ 234,242,766
   Shares issued in reinvestment of
      distributions .......................           --             --      253,014       7,691,607
   Shares redeemed ........................   (1,599,105)   (93,770,897)  (5,438,715)   (154,704,961)
                                              ----------   ------------   ----------   -------------
   Net increase (decrease) ................     (196,841)  $(11,143,474)   2,865,750   $  87,229,412
                                              ==========   ============   ==========   =============
Year ended April 30, 2009
   Shares sold ............................    1,476,331   $ 83,768,453    8,382,323   $ 262,904,772
   Shares issued in reinvestment of
      distributions .......................           --             --    1,158,432      21,778,628
   Shares redeemed ........................   (1,782,280)   (98,742,070)  (8,508,133)   (259,909,587)
                                              ----------   ------------   ----------   -------------
   Net increase (decrease) ................     (305,949)  $(14,973,617)   1,032,622   $  24,773,813
                                              ==========   ============   ==========   =============
CLASS C SHARES:
Year ended April 30, 2010
   Shares sold ............................                                2,009,809   $  57,427,382
   Shares issued in reinvestment of
      distributions .......................                                   21,035         629,995
   Shares redeemed ........................                                 (995,144)    (28,351,977)
                                                                          ----------   -------------
   Net increase (decrease) ................                                1,035,700   $  29,705,400
                                                                          ==========   =============
Year ended April 30, 2009
   Shares sold ............................                                1,939,748   $  58,744,336
   Shares issued in reinvestment of
      distributions .......................                                  163,334       3,024,942
   Shares redeemed ........................                               (1,216,090)    (35,513,837)
                                                                          ----------   -------------
   Net increase (decrease) ................                                  886,992   $  26,255,441
                                                                          ==========   =============
ADVISOR CLASS SHARES:
Year ended April 30, 2010(a)
   Shares sold ............................       26,054   $  1,537,171    1,298,326   $  39,825,430
   Shares issued in reinvestment of
      distributions .......................           --             --       42,224       1,361,307
   Shares redeemed ........................       (1,570)       (93,212)    (494,581)    (14,560,448)
                                              ----------   ------------   ----------   -------------
   Net increase (decrease) ................       24,484   $  1,443,959      845,969   $  26,626,289
                                              ==========   ============   ==========   =============
Year ended April 30, 2009
   Shares sold ............................                                  816,508   $  23,561,850
   Shares issued in reinvestment of
      distributions .......................                                  141,651       2,824,521
   Shares redeemed ........................                                 (372,382)    (10,569,026)
                                                                          ----------   -------------
   Net increase (decrease) ................                                  585,777   $  15,817,345
                                                                          ==========   =============

(a) For the period September 1, 2009 (effective date) to April 30, 2010 for Franklin Biotechnology Discovery Fund.


                               44 | Annual Report

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                          AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

ANNUALIZED FEE RATE                     NET ASSETS
-------------------   ---------------------------------------------------
     0.625%           Up to and including $100 million
     0.500%           Over $100 million, up to and including $250 million
     0.450%           Over $250 million, up to and including $7.5 billion
     0.440%           Over $7.5 billion, up to and including $10 billion
     0.430%           Over $10 billion, up to and including $12.5 billion
     0.420%           Over $12.5 billion, up to and including $15 billion
     0.400%           In excess of $15 billion

B. ADMINISTRATIVE FEES

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the fund's average daily net assets as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   ---------------------------------------------------
    0.150%            Up to and including $200 million
    0.135%            Over $200 million, up to and including $700 million
    0.100%            Over $700 million, up to and including $1.2 billion
    0.075%            In excess of $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Natural Resources Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                               Annual Report | 45

Franklin Strategic Series

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Franklin Natural Resources Fund's Class C compensation distribution plan, the fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the fund's shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                         FRANKLIN
                                      BIOTECHNOLOGY    FRANKLIN NATURAL
                                      DISCOVERY FUND    RESOURCES FUND
                                      --------------   ----------------
Reimbursement Plans:
   Class A ........................        0.35%             0.35%
Compensation Plan:
   Class C ........................          --              1.00%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                          FRANKLIN
                                                        BIOTECHNOLOGY    FRANKLIN NATURAL
                                                        DISCOVERY FUND    RESOURCES FUND
                                                        --------------   ----------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ..............       $73,089         $607,922
Contingent deferred sales charges retained ..........       $   225         $ 32,306

E. TRANSFER AGENT FEES

For the year ended April 30, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                      FRANKLIN
                                   BIOTECHNOLOGY    FRANKLIN NATURAL
                                   DISCOVERY FUND    RESOURCES FUND
                                   --------------   ----------------
Transfer agent fees ............      $669,881         $1,056,266


                               46 | Annual Report

Franklin Strategic Series

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended April 30, 2010, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2010, the capital loss carryforwards were as follows:

                                             FRANKLIN
                                           BIOTECHNOLOGY   FRANKLIN NATURAL
                                          DISCOVERY FUND    RESOURCES FUND
                                          --------------   ----------------
Capital loss carryforwards expiring in:
   2011 ...............................    $188,128,320       $        --
   2012 ...............................      49,603,386                --
   2017 ...............................              --         2,454,781
   2018 ...............................              --        48,622,183
                                           ------------       -----------
                                           $237,731,706       $51,076,964
                                           ============       ===========

During the year ended April 30, 2010, the Franklin Biotechnology Discovery Fund utilized $18,695,384 of capital loss carryforwards.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At April 30, 2010, the Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund deferred realized currency losses of $39,895 and realized capital losses of $4,242,275, respectively.

The tax character of distributions paid during the years ended April 30, 2010 and 2009, was as follows:

                                        FRANKLIN
                                 NATURAL RESOURCES FUND
                               -------------------------
                                   2010          2009
                               -----------   -----------
Distributions paid from:
   Ordinary income .........   $10,352,652   $13,054,755
   Long term capital gain ..            --    16,449,774
                               -----------   -----------
                               $10,352,652   $29,504,529
                               -----------   -----------


                               Annual Report | 47

Franklin Strategic Series

5. INCOME TAXES (CONTINUED)

At April 30, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                                          FRANKLIN
                                        BIOTECHNOLOGY   FRANKLIN NATURAL
                                       DISCOVERY FUND    RESOURCES FUND
                                       --------------   ----------------
Cost of investments ................    $295,372,605      $751,224,187
                                        ============      ============
Unrealized appreciation ............    $ 79,244,910      $223,345,704
Unrealized depreciation ............     (23,481,705)      (72,538,937)
                                        ------------      ------------
Net unrealized appreciation
   (depreciation) ..................    $ 55,763,205      $150,806,767
                                        ------------      ------------
Distributable earnings -
   undistributed ordinary income ...    $         --      $ 10,256,265
                                        ============      ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions and non-taxable income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2010, were as follows:

                  FRANKLIN
                BIOTECHNOLOGY   FRANKLIN NATURAL
               DISCOVERY FUND    RESOURCES FUND
               --------------   ----------------
Purchases ..    $126,151,801      $342,640,967
Sales ......    $125,233,202      $212,207,724

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               48 | Annual Report

Franklin Strategic Series

8. DEFAULTED SECURITIES

The Franklin Biotechnology Discovery Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At April 30, 2010, the value of this security for the fund was $295,072, representing 0.08% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2010, the Funds held investments in restricted securities, excluding 144A securities deemed to be liquid, as follows:

SHARES/PRINCIPAL                                              ACQUISITION
AMOUNT            ISSUER                                         DATES            COST         VALUE
----------------  ------                                  ------------------   ----------   ----------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
1,500,000(a) CAD  ConjuChem Biotechnologies Inc., cvt.,
                     sub. note, 144A, 8.00%,
                     12/31/10 .........................        12/12/07        $1,480,677   $  295,072
1,128,271         FibroGen Inc., pfd., E ..............         5/19/00         5,065,937    5,077,220
1,006,900         Indevus Pharmaceuticals Inc.,
                     Escrow Account ...................         2/20/09         1,107,590      314,656
                                                                                            ----------
                        TOTAL RESTRICTED SECURITIES (1.64% of Net Assets) ...............   $5,686,948
                                                                                            ==========
FRANKLIN NATURAL RESOURCES FUND
1,000,000(b)      CGA Mining Ltd.,144A ................         1/20/10        $2,114,063   $2,066,797
  199,375         Energy Coal Resources, 144A .........   11/16/05 - 5/05/06      741,939           --
   29,847         Energy Coal Resources, 144A, pfd. ...         3/17/09         2,376,164           --
                                                                                            ----------
                        TOTAL RESTRICTED SECURITIES (0.23% of Net Assets) ...............   $2,066,797
                                                                                            ==========

(a) The Fund also invests in unrestricted securities of other investments in the issuer, valued at $0 as of April 30, 2010.

(b) The Fund also invests in unrestricted securities of other investments in the issuer, valued at $326,055 as of April 30, 2010.

See Abbreviations on page 52.


                               Annual Report | 49

Franklin Strategic Series

10. SPECIAL SERVICING AGREEMENT

On May 1, 2009, the Franklin Natural Resources Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services, affiliates of the fund. For the year ended April 30, 2010, the fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statements of Operations. At April 30, 2010, 8.71% of the fund's outstanding shares was held by one or more of the Allocator Funds.

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended April 30, 2010, the Funds did not utilize the Global Credit Facility.


                               50 | Annual Report

Franklin Strategic Series

12. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010, in valuing the Funds' assets and liabilities carried at fair value:

                                                 LEVEL 1       LEVEL 2      LEVEL 3          TOTAL
                                              ------------   ----------   ----------     ------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
   ASSETS:
      Investments in Securities
         Equity Investments:(a)
            Biotechnology .................   $250,853,562   $       --   $5,391,876(b)  $256,245,438
            Other Equity Investments(c) ...     83,973,089           --           --       83,973,089
      Convertible Bonds ...................             --           --      295,072          295,072
      Short Term Investments ..............      9,434,211    1,188,000           --       10,622,211
                                              ------------   ----------   ----------     ------------
               Total Investments in
                  Securities ..............   $344,260,862   $1,188,000   $5,686,948(b)  $351,135,810
                                              ============   ==========   ==========     ============
FRANKLIN NATURAL RESOURCES FUND
   ASSETS:
      Investments in Securities
         Equity Investments:(a)
            Gold ..........................   $ 68,771,774   $       --   $2,066,797     $ 70,838,571
            Oil & Gas Exploration &
               Production .................    237,727,947    7,304,044           --      245,031,991
            Internet Software & Services ..             --    1,338,642           --        1,338,642
            Other Equity Investments(c) ...    557,275,397           --           --(b)   557,275,397
         Short Term Investments ...........     27,546,353           --           --       27,546,353
                                              ------------   ----------   ----------     ------------
               Total Investments in
                  Securities ..............   $891,321,471   $8,642,686   $2,066,797(b)  $902,030,954
                                              ============   ==========   ==========     ============

(a)  Includes common and preferred stock as well as other equity investments.

(b)  Includes securities determined to have no value at April 30, 2010.

(c) For detailed industry descriptions, see the accompanying Statements of Investments.


                               Annual Report | 51

Franklin Strategic Series

12. FAIR VALUE MEASUREMENTS (CONTINUED)

At April 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds' fair value, was as follows:

                                                                                                                 NET CHANGE
                                                                                                               IN UNREALIZED
                                               NET       NET CHANGE                  TRANSFER                   APPRECIATION
                               BALANCE AT   REALIZED    IN UNREALIZED       NET      IN (OUT)   BALANCE AT     (DEPRECIATION)
                                BEGINNING     GAIN      APPRECIATION     PURCHASES      OF        END OF       ON ASSETS HELD
                                 OF YEAR     (LOSS)    (DEPRECIATION)     (SALES)     LEVEL 3      YEAR          AT YEAR END
                               ----------   --------   --------------   ----------   --------   ----------     --------------
FRANKLIN BIOTECHNOLOGY
   DISCOVERY FUND
   ASSETS
      Equity Investments:(a)
         Biotechnology .....   $6,787,229      $--       $(1,395,353)   $       --      $--     $5,391,876(b)    $(1,395,353)
      Convertible Bonds ....      785,900       --          (490,828)           --       --        295,072          (490,828)
                               ----------      ---       -----------    ----------      ---     ----------       -----------
            Total ..........   $7,573,129      $--       $(1,886,181)   $       --      $--     $5,686,948(b)    $(1,886,181)
                               ==========      ===       ===========    ==========      ===     ==========       ===========
FRANKLIN NATURAL
   RESOURCES FUND
   ASSETS
      Equity Investments:(a)
         Coal & Consumable
            Fuels ..........   $  399,194      $--       $  (399,194)   $       --      $--     $       --(b)    $  (399,194)
         Gold ..............           --       --           (47,266)    2,114,063       --      2,066,797           (47,266)
                               ----------      ---       -----------    ----------      ---     ----------       -----------
            Total ..........   $  399,194      $--       $  (446,460)   $2,114,063      $--     $2,066,797(b)    $  (446,460)
                               ==========      ===       ===========    ==========      ===     ==========       ===========

(a)  Includes common and preferred stock as well as other equity investments.

(b)  Includes securities determined to have no value at April 30, 2010.

13. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds believe the adoption of this Accounting Standards Update will not have a material impact on their financial statements.

14. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

CAD - Canadian Dollar

SELECTED PORTFOLIO

ADR - American Depository Receipt


                               52 | Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the "Funds") at April 30, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 16, 2010


                               Annual Report | 53

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Franklin Natural Resources Fund designates 48.35% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2010.

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2010:

   FRANKLIN         FRANKLIN
 BIOTECHNOLOGY       NATURAL
DISCOVERY FUND   RESOURCES FUND
--------------   --------------
  $1,269,092       $7,095,510

Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               54 | Annual Report

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                          FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF          OVERSEEN BY
AND ADDRESS                           POSITION          TIME SERVED       BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ------------------   --------------   ---------------------------------------
HARRIS J. ASHTON (1932)           Trustee           Since 1991           131              Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

SAM GINN (1937)                   Trustee           Since 2007           108              ICO Global Communications
One Franklin Parkway                                                                      (Holdings) Limited (satellite company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)           Trustee           Since 1998           131              Hess Corporation (exploration and
One Franklin Parkway                                                                      refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                  Company (processed foods and allied
                                                                                          products), RTI International Metals,
                                                                                          Inc. (manufacture and distribution of
                                                                                          titanium), Canadian National Railway
                                                                                          (railroad) and White Mountains
                                                                                          Insurance Group, Ltd. (holding
                                                                                          company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929)          Trustee           Since 1991           107               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).


                               Annual Report | 55

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                          FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED        BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ------------------   --------------   ---------------------------------------
J. MICHAEL LUTTIG (1954)          Trustee           Since                131              Boeing Capital Corporation (aircraft
One Franklin Parkway                                December 2009                         financing).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932)             Trustee           Since 2007           131              Hess Corporation (exploration and
One Franklin Parkway                                                                      refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)          Trustee           Since 2007           139              Cbeyond, Inc. (business
One Franklin Parkway                                                                      communications provider).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)             Lead              Trustee since        108              None
One Franklin Parkway              Independent       2006 and Lead
San Mateo, CA 94403-1906          Trustee           Independent
                                                    Trustee since
                                                    2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                            NUMBER OF
                                                                         PORTFOLIOS IN
                                                                          FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED        BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ------------------   --------------   ---------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and       Trustee since        131              None
One Franklin Parkway              Chairman of       1991 and
San Mateo, CA 94403-1906          the Board         Chairman of the
                                                    Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in
Franklin Templeton Investments.


                               56 | Annual Report

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                          FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED        BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ------------------   --------------   ---------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee           Since 1991           51               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)             Chief             Chief Compliance     Not Applicable   Not Applicable
One Franklin Parkway              Compliance        Officer since 2004
San Mateo, CA 94403-1906          Officer and       and Vice President
                                  Vice President    - AML Compliance
                                  - AML             since 2006
                                  Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)         Chief             Since 2009           Not Applicable   Not Applicable
One Franklin Parkway              Executive
San Mateo, CA 94403-1906          Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

GASTON GARDEY (1967)              Treasurer,        Since 2009           Not Applicable   Not Applicable
One Franklin Parkway              Chief Financial
San Mateo, CA 94403-1906          Officer and
                                  Chief
                                  Accounting
                                  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)            Vice President    Since 2009           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)              Vice President    Since 2000           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 57

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                          FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED        BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ------------------   --------------   ---------------------------------------
STEVEN J. GRAY (1955)             Vice President    Since                Not Applicable   Not Applicable
One Franklin Parkway                                August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)         President and     Since April 2010     Not Applicable   Not Applicable
One Franklin Parkway              Chief
San Mateo, CA 94403-1906          Executive
                                  Officer -
                                  Investment
                                  Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
10 of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)    Vice President    Since 2000           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton
Investments.

ROBERT C. ROSSELOT (1960)         Vice President    Since                Not Applicable   Not Applicable
500 East Broward Blvd.                              August 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)          Vice President    Since 2006           Not Applicable   Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               58 | Annual Report

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                          FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF         OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED        BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------               ---------------   ------------------   --------------   ---------------------------------------
CRAIG S. TYLE (1960)              Vice President    Since 2005           Not Applicable   Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.


                               Annual Report | 59

Franklin Strategic Series

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 13, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                               60 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper.


                               Annual Report | 61

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Comparative performance for each Fund was shown for the one-year period ended January 31, 2010, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board's view of such performance.

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. The Lipper report showed the Fund's total return for the one-year period to be in the lowest quintile of its performance universe and to be in either the lowest or second-lowest quintile of such universe during each of the previous three-, five- and 10-year periods on an annualized basis. In discussing such comparative investment results, management pointed out that they largely reflected the Fund's one-year underperformance, which had impacted long-term performance as well. Management explained that the one-year performance primarily resulted from the Fund's conservative investment strategy of being overweight in holdings of large-capitalization companies and underweight in securities of small and mid-capitalization issuers, which type of securities had performed well during such period. Management also pointed out the volatility of its Lipper performance universe, noting that the Fund's conservative investment strategy during the market turmoil that existed in 2008 had resulted in its total return during the previous one-year period ended 1/31/09, as well as during the annualized three-, five- and 10-year periods preceding such year to all be in the highest or second-highest quintile of such universe. Management also discussed with the Board actions being taken to improve performance. While intending to continuously monitor future results, the Board did not believe the Fund's performance as shown in the Lipper report to warrant any change in portfolio management or overall investment strategy in view of such explanations and discussions.

FRANKLIN NATURAL RESOURCES FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional global natural resources funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return for the one-year period to be in the second-highest quintile of its performance universe, and on an annualized basis to also be in the second-highest quintile of the performance universe for the previous three-year period, and to be in the middle quin-tile and lowest quintile of such universe for the previous five- and 10-year periods, respectively. The Board found the Fund's performance as set forth in the Lipper report to be acceptable, noting that the Lipper report showed the Fund's annualized return for the 10-year period exceeded 11%.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs,


                               62 | Annual Report

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Lipper provides information on each Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate and actual total expense ratio for Franklin Natural Resources Fund to be in the least expensive quintile of its Lipper expense group. The contractual investment management fee rate for Franklin Biotechnology Discovery Fund was in the least expensive quintile of its Lipper expense group and its actual total expense ratio was in the second least expensive quin-tile of such group. The Board was satisfied with the contractual management fees and total expense ratios of each of these Funds in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including


                               Annual Report | 63

Franklin Strategic Series

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for both Funds contains breakpoints that continued to asset levels that exceeded their asset size at December 31, 2009. In view of such fee structure and the favorable expense comparisons of the Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, there was a sharing of benefits with each Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               64 | Annual Report

Franklin Strategic Series

HOUSEHOLDING OF REPORTS AND PROSPECTUSES

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.


                               Annual Report | 65

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A SUMMARY PROSPECTUS AND/OR PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ A PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Conservative Allocation Fund(3)
Franklin Templeton Growth Allocation Fund(3)
Franklin Templeton Moderate Allocation Fund(3)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(5)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.) The fund invests primarily in insured municipal securities.

(7.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(8.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

(C) 2010 Franklin Templeton Investments. All rights reserved.

FSS2 A 06/10



APRIL 30, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Strategic Series

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                                                    FIXED INCOME

                                    (GRAPHIC)

                                    FRANKLIN
                             STRATEGIC INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Franklin Strategic Income Fund ............................................    3
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   16
Financial Highlights and Statement of Investments .........................   18
Financial Statements ......................................................   48
Notes to Financial Statements .............................................   52
Report of Independent Registered Public Accounting Firm ...................   67
Tax Designation ...........................................................   68
Board Members and Officers ................................................   69
Shareholder Information ...................................................   74

Shareholder Letter

Dear Shareholder:

During the year ended April 30, 2010, the U.S. economy showed signs of an increasingly broad-based expansion while interest rates remained near all-time lows and inflation was muted. Although corporate and global economic data underscored some weak spots amid short-term improvements, by fourth quarter 2009 and into 2010, most companies beat consensus earnings estimates, aided by government incentives and a wave of restructuring and cost-cutting initiatives. U.S. equity markets enjoyed an unusually strong rally until first quarter 2010, when volatility returned as investors began to heed signs of overvaluation. In addition, concerns about some European countries' creditworthiness contributed to significant market uncertainty. Investors also questioned the global recovery's sustainability as some government stimulus measures began to wind down. During the reporting period, U.S. Treasury yields rose and fell in response to wavering investor sentiment. The yield curve reached historically steep levels during the first quarter of 2010 and flattened only slightly by period-end.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and economic recovery.

Franklin Strategic Income Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Edward B. Jamieson

Edward B. Jamieson
President and Chief Executive Officer - Investment Management
Franklin Strategic Series

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Franklin Strategic Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets, which comprise all varieties of fixed and floating rate income securities, such as bonds, mortgage securities and other asset-backed securities, and convertible securities.

We are pleased to bring you Franklin Strategic Income Fund's annual report for the fiscal year ended April 30, 2010.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

Franklin Strategic Income Fund - Class A delivered a +23.15% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which had a total return of +8.30% for the same period.(1) The Fund underperformed its peers as measured by the Lipper Multi-Sector Income Funds Classification Average's +26.77% total return.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB-or higher) using the middle rating of Moody's, Standard & Poor's, and Fitch, respectively. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification
     Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/10, there were 150 funds in this category. Lipper calculations do not include sales charges but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these or other factors had been considered. One cannot invest directly in an average, and the average is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

The U.S. economy improved during the 12-month reporting period as corporate profits, manufacturing, consumer spending, consumer confidence and exports showed gains. The nation's economic activity as measured by gross domestic product registered annualized quarterly rates of -0.7%, 2.2%, 5.6% in the last three quarters of 2009, and an estimated 3.0% in 2010's first quarter.(3) Remaining challenges to economic recovery included elevated debt concerns, a still-weak housing sector and lack of job prospects for the unemployed as federal stimulus measures began to wind down. The unemployment rate, which peaked at 10.1% in October 2009, dipped to 9.9% by period-end.(4)

As economic conditions improved, demand for energy products increased and crude oil prices rose from $51 per barrel in April 2009 to $86 at period-end. April's inflation rate was an annualized 2.2%.(4) Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate,(4) which was below the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%. The core personal consumption expenditures price index reported a 12-month increase of 1.3%.(3)

During the period under review, economic improvement and benign inflation trends prompted Fed policymakers to maintain record-low interest rates and discontinue certain stimulus plans. Noting that it believed the recession had ended, the Fed left the federal funds target rate unchanged at a range of 0% to 0.25% and began laying the groundwork for its exit strategy. The market anticipated an eventual tightening of monetary policy and a gradual phase-out of the Fed's support and liquidity programs.

Globally, the economic recovery strengthened while productivity gains and continued slack in labor and manufacturing capacity left inflationary pressures muted. However, increased differentiation between the economic performances of countries began to emerge. Most notably, the economic recovery was strongest in non-Japan Asia and Latin America, while Europe lagged the U.S. recovery. Some central banks began tightening interest rates, although signs that the global economic recovery could be sustainable were increasingly overshadowed by investor concern over sovereign creditworthiness in advanced economies, particularly some peripheral eurozone members.

In February 2010, investor fears about the Greek government's ability to finance its budget deficit forced several companies to delay bond sales and prompted investors to flee to safer assets such as U.S. Treasuries. Investor confidence and

(3.) Source: Bureau of Economic Analysis.

(4.) Source: Bureau of Labor Statistics.


                                4 | Annual Report
the market plunged again after independent credit rating agency Standard & Poor's slashed its credit ratings for Greece, Spain and Portugal, but rebounded after the Federal Open Market Committee announced it would keep interest rates stable and many companies released upbeat earnings reports.

Wary investors favored short-term Treasuries, and the Treasury yield curve reached historically steep levels during the period. The spread between two-and 10-year Treasury yields increased from 225 basis points (100 basis points equal one percentage point) at the beginning of the period to 272 basis points at period-end. The two-year Treasury bill yield rose from 0.91% to 0.97% over the 12-month period, while the 10-year Treasury note yield rose from 3.16% to 3.69%.

INVESTMENT STRATEGY

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors including high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process.

MANAGER'S DISCUSSION

During the Fund's fiscal year, global fixed income markets delivered exceptionally strong overall performance, driven by a significant and broad recovery in credit markets. A combination of rebounding global economic growth, led by many developing markets, stabilizing public credit markets, and historically cheap valuations at the beginning of the period supported strong performance across many fixed income sectors. In this environment, Franklin Strategic Income Fund outperformed the BC U.S. Aggregate Index but lagged the Lipper Multi-Sector Income Funds Classification Average. The Fund's relatively higher spread sector allocation and lower weightings in the more U.S. interest-rate sensitive fixed income sectors (i.e., U.S. Treasury securities, agency bonds and mortgage-backed securities) aided Fund performance compared with the BC U.S. Aggregate Index. Compared with the peer average, the Fund's lower exposure to certain higher beta sectors (such as high yield corporate bonds) and securities (including distressed bonds) hindered relative results.


                                Annual Report | 5

DIVIDEND DISTRIBUTIONS*
5/1/09-4/30/10

                                      DIVIDEND PER SHARE
            ---------------------------------------------------------------------
MONTH         CLASS A       CLASS B       CLASS C       CLASS R     ADVISOR CLASS
-----       -----------   -----------   -----------   -----------   -------------
May          3.80 cents    3.52 cents    3.52 cents    3.63 cents     3.98 cents
June         3.80 cents    3.50 cents    3.52 cents    3.62 cents     3.98 cents
July         3.80 cents    3.50 cents    3.52 cents    3.62 cents     3.98 cents
August       3.80 cents    3.50 cents    3.52 cents    3.62 cents     3.98 cents
September    4.88 cents    4.24 cents    4.27 cents    4.50 cents     5.25 cents
October      4.79 cents    4.44 cents    4.46 cents    4.59 cents     5.00 cents
November     4.71 cents    4.38 cents    4.39 cents    4.51 cents     4.91 cents
December     4.50 cents    4.18 cents    4.16 cents    4.29 cents     4.71 cents
January      4.65 cents    4.30 cents    4.31 cents    4.44 cents     4.86 cents
February     4.40 cents    4.08 cents    4.09 cents    4.21 cents     4.59 cents
March        5.00 cents    4.66 cents    4.66 cents    4.79 cents     5.22 cents
April        4.52 cents    4.17 cents    4.18 cents    4.31 cents     4.73 cents
            -----------   -----------   -----------   -----------    -----------
TOTAL       52.65 CENTS   48.47 CENTS   48.60 CENTS   50.13 CENTS    55.19 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

During the reporting period, longer term U.S. Treasury yields rose and the yield curve steepened. U.S. Treasury securities delivered modestly positive returns as a result, generally below their coupon income. Although the Fed ended its debt buyback program toward period-end, agency debentures and mortgage-backed securities experienced some spread tightening relative to Treasuries and outperformed comparable-maturity Treasuries. The Fund reduced its exposure to these more U.S. interest-rate sensitive sectors during the fiscal year given still exceptionally low longer term interest rates. In this environment, Treasury Inflation Protected Securities (TIPS) outperformed fixed-rate Treasuries as inflation expectations rose with improving prospects for future U.S. economic growth. The Fund maintained a portion of its government bond allocation in TIPS during the period, although, given TIPS' strong relative performance, the Fund reduced its exposure by period-end. Asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) also experienced significant spread tightening during the Fund's fiscal year, aided by government programs that encouraged private investment in these securities. We reduced some ABS exposure, excluding collateralized loan obligations, given the asset class's price appreciation, and we generally maintained our CMBS exposure. Despite a challenging environment for the commercial real estate market, we found what we believed were attractive valuations in certain CMBS and focused on higher tier tranches within such structures to help reduce downside risks if property delinquencies increase. We added to the Fund's municipal bond allocation, with a


                                6 | Annual Report

PORTFOLIO BREAKDOWN
4/30/10

                                                    % OF TOTAL
                                                    NET ASSETS
                                                    ----------
High Yield Corporate Bonds                            27.5%
International Government & Agency Bonds (Non-$US)     19.2%
Floating Rate Bank Loans                              14.4%
Investment Grade Corporate Bonds                      11.8%
International Government & Agency Bonds ($US)          6.3%
Commercial Mortgage-Backed Securities                  4.9%
Mortgage-Backed Securities                             3.6%
Municipal Bonds                                        3.1%
U.S. Treasury Securities*                              3.1%
Asset-Backed Securities                                1.6%
U.S. Agency Securities                                 0.8%
Common Stocks                                          0.2%
Convertible Securities                                 0.0%**
Short-Term Investments & Other Net Assets              3.5%

*    Includes 1.4% Treasury Inflation Protected Securities as of 4/30/10.

**   Rounds to less than 0.1% of total net assets.

focus on certain Build America Bonds, which provide a higher level of taxable income to investors than traditional tax-free municipal bonds.

The investment-grade and noninvestment-grade markets posted one of their strongest annual returns during the Fund's fiscal year, with high yield corporate bonds up 41.54% as measured by the Credit Suisse (CS) High Yield Index.(5) Fundamentally, beginning in 2009's fourth quarter and continuing into 2010, corporate earnings experienced significant year-over-year increases. In addition, the opening of the primary, new-issue market for corporate bonds as the credit market improved allowed many issuers to refinance existing debt, which pushed out near-term maturities and improved issuers' liquidity. Largely as a result, the noninvestment-grade default rate declined and by period-end was meaningfully lower than calendar year 2009 highs. We maintained significant exposure to investment-grade and noninvestment-grade securities during the fiscal year. In particular, we took some profits in some investment-grade corporate securities in the period's latter half and added exposure to the noninvestment-grade bank loan and high yield corporate bond sectors, which we believe may benefit from

(5.) Source: (C) 2010 Morningstar. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.


                                Annual Report | 7
improving fundamental credit trends. Overall, the corporate sector was a significant contributor to Fund performance, and we had substantial exposure at period-end given valuations we believed still offered potential long-term value considering a positive outlook for credit fundamentals.

During the year under review, the U.S. dollar weakened versus a basket of foreign currencies. As a result, the Fund's non-U.S. dollar bond and currency positions helped results, as certain currencies experienced substantial gains relative to the U.S. dollar. For example, the Fund's local currency positions in South Korea, Brazil, Malaysia and Indonesia benefited the Fund's performance. We added to the Fund's non-U.S. dollar exposure during the period given our outlook that certain developing market countries may experience currency appreciation versus the U.S. dollar. The Fund's long positions in Norway, Sweden and Poland, which we sought to hedge in effect by shorting the euro, also benefited performance largely due to the euro's significant weakness near period-end caused by concerns regarding the creditworthiness of Greece and some other European countries. In addition, we had a short position in the Japanese yen, which reflected our outlook for continued lackluster economic growth in Japan relative to the U.S. Similar to other spread sectors, the Fund's hard-currency, U.S. dollar-denominated emerging market sovereign debt positions performed well during the fiscal year. Although by period-end valuations were richer than longer term averages, certain of these sovereign issuers' fundamental credit quality had strengthened relative to prior periods.


                                8 | Annual Report

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

(PHOTO OF CHRISTOPHER J. MOLUMPHY)


/s/ Christopher J. Molumphy

Christopher J. Molumphy, CFA


(PHOTO OF ERIC G. TAKAHA)


/s/ Eric G. Takaha

Eric G. Takaha, CFA

Portfolio Management Team
Franklin Strategic Income Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 9

Performance Summary as of 4/30/10

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRSTX)                    CHANGE   4/30/10   4/30/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$1.47    $10.30    $8.83
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.5265

CLASS B (SYMBOL: FKSBX)                    CHANGE   4/30/10   4/30/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$1.48    $10.35    $8.87
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.4847

CLASS C (SYMBOL: FSGCX)                    CHANGE   4/30/10   4/30/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$1.47    $10.30    $8.83
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.4860

CLASS R (SYMBOL: FKSRX)                    CHANGE   4/30/10   4/30/09
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$1.46    $10.27    $8.81
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.5013

ADVISOR CLASS (SYMBOL: FKSAX)              CHANGE   4/30/10   4/30/09
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      +$1.47    $10.31    $8.84
DISTRIBUTIONS (5/1/09-4/30/10)
Dividend Income                  $0.5519


                               10 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        1-YEAR   5-YEAR    10-YEAR
-------                                        ------   ------   ---------
Cumulative Total Return(2)                     +23.15%  +39.40%   +110.31%
Average Annual Total Return(3)                 +17.94%   +5.95%     +7.25%
Avg. Ann. Total Return (3/31/10)(4)            +21.73%   +5.57%     +7.01%
   Distribution Rate(5)                 4.89%
   30-Day Standardized Yield(6)         4.87%
   Total Annual Operating Expenses(7)   0.91%

CLASS B                                        1-YEAR   5-YEAR    10-YEAR
-------                                        ------   ------   ---------
Cumulative Total Return(2)                     +22.63%  +36.64%   +103.73%
Average Annual Total Return(3)                 +18.63%   +6.13%     +7.38%
Avg. Ann. Total Return (3/31/10)(4)            +22.77%   +5.77%     +7.13%
   Distribution Rate(5)                 4.68%
   30-Day Standardized Yield(6)         4.67%
   Total Annual Operating Expenses(7)   1.31%

CLASS C                                        1-YEAR   5-YEAR    10-YEAR
-------                                        ------   ------   ---------
Cumulative Total Return(2)                     +22.64%  +36.64%   +102.12%
Average Annual Total Return(3)                 +21.64%   +6.44%     +7.29%
Avg. Ann. Total Return (3/31/10)(4)            +25.67%   +6.07%     +7.05%
   Distribution Rate(5)                 4.72%
   30-Day Standardized Yield(6)         4.67%
   Total Annual Operating Expenses(7)   1.31%

                                                                 INCEPTION
CLASS R                                        1-YEAR   5-YEAR    (1/1/02)
-------                                        ------   ------   ---------
Cumulative Total Return(2)                     +22.77%  +37.64%    +88.04%
Average Annual Total Return(3)                 +22.77%   +6.60%     +7.88%
Avg. Ann. Total Return (3/31/10)(4)            +26.94%   +6.24%     +7.77%
   Distribution Rate(5)                 4.88%
   30-Day Standardized Yield(6)         4.83%
   Total Annual Operating Expenses(7)   1.16%

ADVISOR CLASS                                  1-YEAR   5-YEAR    10-YEAR
-------------                                  ------   ------   ---------
Cumulative Total Return(2)                     +23.45%  +41.25%   +115.76%
Average Annual Total Return(3)                 +23.45%   +7.15%     +7.99%
Avg. Ann. Total Return (3/31/10)(4)            +27.51%   +6.75%     +7.75%
   Distribution Rate(5)                 5.35%
   30-Day Standardized Yield(6)         5.33%
   Total Annual Operating Expenses(7)   0.66%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/10
-------   -------
1-Year    +17.94%
5-Year     +5.95%
10-Year    +7.25%

CLASS A (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN STRATEGIC   BARCLAYS CAPITAL    LIPPER MULTI-SECTOR
                  INCOME FUND -       U.S. AGGREGATE    INCOME CLASSIFICATION
    DATE             CLASS A               INDEX               AVERAGE
    ----        ------------------   ----------------   ---------------------
  5/1/2000            $ 9,575             $10,000              $10,000
 5/31/2000            $ 9,452             $ 9,995              $ 9,873
 6/30/2000            $ 9,731             $10,203              $10,128
 7/31/2000            $ 9,794             $10,296              $10,163
 8/31/2000            $ 9,948             $10,445              $10,248
 9/30/2000            $ 9,884             $10,511              $10,142
10/31/2000            $ 9,687             $10,580              $ 9,940
11/30/2000            $ 9,489             $10,753              $ 9,791
12/31/2000            $ 9,906             $10,953              $10,075
 1/31/2001            $10,305             $11,132              $10,444
 2/28/2001            $10,269             $11,229              $10,457
 3/31/2001            $10,108             $11,285              $10,261
 4/30/2001            $10,114             $11,239              $10,184
 5/31/2001            $10,174             $11,306              $10,256
 6/30/2001            $10,094             $11,349              $10,173
 7/31/2001            $10,219             $11,603              $10,258
 8/31/2001            $10,345             $11,736              $10,395
 9/30/2001            $ 9,926             $11,872              $10,073
10/31/2001            $10,229             $12,121              $10,318
11/30/2001            $10,491             $11,954              $10,441
12/31/2001            $10,441             $11,878              $10,407
 1/31/2002            $10,459             $11,974              $10,462
 2/28/2002            $10,481             $12,090              $10,488
 3/31/2002            $10,584             $11,889              $10,516
 4/30/2002            $10,721             $12,120              $10,680
 5/31/2002            $10,675             $12,223              $10,712
 6/30/2002            $10,223             $12,328              $10,489
 7/31/2002            $10,001             $12,477              $10,317
 8/31/2002            $10,259             $12,688              $10,534
 9/30/2002            $10,235             $12,893              $10,511
10/31/2002            $10,295             $12,835              $10,559
11/30/2002            $10,727             $12,831              $10,845
12/31/2002            $10,933             $13,096              $11,066
 1/31/2003            $11,128             $13,107              $11,231
 2/28/2003            $11,324             $13,289              $11,411
 3/31/2003            $11,476             $13,279              $11,532
 4/30/2003            $11,965             $13,388              $11,931
 5/31/2003            $12,318             $13,638              $12,236
 6/30/2003            $12,474             $13,611              $12,351
 7/31/2003            $12,138             $13,153              $12,089
 8/31/2003            $12,258             $13,240              $12,213
 9/30/2003            $12,709             $13,591              $12,554
10/31/2003            $12,791             $13,464              $12,652
11/30/2003            $12,977             $13,496              $12,800
12/31/2003            $13,347             $13,634              $13,098
 1/31/2004            $13,521             $13,744              $13,228
 2/29/2004            $13,592             $13,892              $13,258
 3/31/2004            $13,689             $13,996              $13,359
 4/30/2004            $13,363             $13,632              $13,064
 5/31/2004            $13,249             $13,578              $12,944
 6/30/2004            $13,362             $13,654              $13,065
 7/31/2004            $13,515             $13,790              $13,192
 8/31/2004            $13,818             $14,053              $13,456
 9/30/2004            $13,987             $14,091              $13,626
10/31/2004            $14,266             $14,209              $13,857
11/30/2004            $14,450             $14,096              $14,036
12/31/2004            $14,663             $14,225              $14,239
 1/31/2005            $14,627             $14,315              $14,232
 2/28/2005            $14,814             $14,230              $14,332
 3/31/2005            $14,469             $14,157              $14,091
 4/30/2005            $14,446             $14,349              $14,104
 5/31/2005            $14,565             $14,504              $14,238
 6/30/2005            $14,679             $14,583              $14,387
 7/31/2005            $14,751             $14,450              $14,446
 8/31/2005            $14,851             $14,636              $14,578
 9/30/2005            $14,750             $14,485              $14,521
10/31/2005            $14,648             $14,370              $14,377
11/30/2005            $14,751             $14,434              $14,459
12/31/2005            $14,883             $14,571              $14,597
 1/31/2006            $15,104             $14,572              $14,735
 2/28/2006            $15,193             $14,620              $14,837
 3/31/2006            $15,133             $14,477              $14,761
 4/30/2006            $15,268             $14,450              $14,842
 5/31/2006            $15,238             $14,435              $14,792
 6/30/2006            $15,162             $14,466              $14,756
 7/31/2006            $15,329             $14,661              $14,936
 8/31/2006            $15,512             $14,886              $15,140
 9/30/2006            $15,635             $15,016              $15,238
10/31/2006            $15,835             $15,116              $15,403
11/30/2006            $16,052             $15,291              $15,606
12/31/2006            $16,103             $15,202              $15,637
 1/31/2007            $16,134             $15,196              $15,709
 2/28/2007            $16,323             $15,431              $15,909
 3/31/2007            $16,418             $15,431              $15,958
 4/30/2007            $16,656             $15,514              $16,122
 5/31/2007            $16,720             $15,397              $16,116
 6/30/2007            $16,592             $15,351              $15,988
 7/31/2007            $16,447             $15,479              $15,841
 8/31/2007            $16,512             $15,669              $15,940
 9/30/2007            $16,951             $15,788              $16,233
10/31/2007            $17,147             $15,930              $16,379
11/30/2007            $16,999             $16,216              $16,310
12/31/2007            $17,048             $16,262              $16,346
 1/31/2008            $17,115             $16,535              $16,357
 2/29/2008            $17,115             $16,558              $16,284
 3/31/2008            $17,132             $16,614              $16,207
 4/30/2008            $17,455             $16,579              $16,454
 5/31/2008            $17,369             $16,458              $16,411
 6/30/2008            $17,078             $16,445              $16,173
 7/31/2008            $17,061             $16,431              $16,047
 8/31/2008            $17,043             $16,587              $16,044
 9/30/2008            $16,103             $16,364              $15,265
10/31/2008            $14,721             $15,978              $13,881
11/30/2008            $14,491             $16,498              $13,487
12/31/2008            $15,183             $17,114              $13,998
 1/31/2009            $15,602             $16,963              $14,216
 2/28/2009            $15,287             $16,899              $14,014
 3/31/2009            $15,578             $17,134              $14,237
 4/30/2009            $16,352             $17,216              $14,926
 5/31/2009            $16,850             $17,340              $15,531
 6/30/2009            $17,090             $17,439              $15,829
 7/31/2009            $17,817             $17,720              $16,513
 8/31/2009            $17,983             $17,904              $16,830
 9/30/2009            $18,510             $18,092              $17,407
10/31/2009            $18,676             $18,181              $17,593
11/30/2009            $18,823             $18,417              $17,769
12/31/2009            $19,062             $18,129              $17,940
 1/31/2010            $19,266             $18,406              $18,171
 2/28/2010            $19,409             $18,474              $18,251
 3/31/2010            $19,816             $18,452              $18,574
 4/30/2010            $20,131             $18,644              $18,896
Total Returns          101.31%              86.44%               88.96%

AVERAGE ANNUAL TOTAL RETURN

CLASS B   4/30/10
-------   -------
1-Year    +18.63%
5-Year     +6.13%
10-Year    +7.38%

CLASS B (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN STRATEGIC   BARCLAYS CAPITAL    LIPPER MULTI-SECTOR
                   INCOME FUND -      U.S. AGGREGATE    INCOME CLASSIFICATION
   DATE               CLASS B             INDEX                AVERAGE
   ----         ------------------   ----------------   ---------------------
  5/1/2000             $10,000            $10,000               $10,000
 5/31/2000             $ 9,868            $ 9,995               $ 9,873
 6/30/2000             $10,155            $10,203               $10,128
 7/31/2000             $10,217            $10,296               $10,163
 8/31/2000             $10,374            $10,445               $10,248
 9/30/2000             $10,314            $10,511               $10,142
10/31/2000             $10,106            $10,580               $ 9,940
11/30/2000             $ 9,897            $10,753               $ 9,791
12/31/2000             $10,326            $10,953               $10,075
 1/31/2001             $10,727            $11,132               $10,444
 2/28/2001             $10,697            $11,229               $10,457
 3/31/2001             $10,526            $11,285               $10,261
 4/30/2001             $10,518            $11,239               $10,184
 5/31/2001             $10,587            $11,306               $10,256
 6/30/2001             $10,491            $11,349               $10,173
 7/31/2001             $10,616            $11,603               $10,258
 8/31/2001             $10,743            $11,736               $10,395
 9/30/2001             $10,306            $11,872               $10,073
10/31/2001             $10,616            $12,121               $10,318
11/30/2001             $10,883            $11,954               $10,441
12/31/2001             $10,840            $11,878               $10,407
 1/31/2002             $10,843            $11,974               $10,462
 2/28/2002             $10,875            $12,090               $10,488
 3/31/2002             $10,977            $11,889               $10,516
 4/30/2002             $11,104            $12,120               $10,680
 5/31/2002             $11,065            $12,223               $10,712
 6/30/2002             $10,582            $12,328               $10,489
 7/31/2002             $10,349            $12,477               $10,317
 8/31/2002             $10,612            $12,688               $10,534
 9/30/2002             $10,597            $12,893               $10,511
10/31/2002             $10,643            $12,835               $10,559
11/30/2002             $11,097            $12,831               $10,845
12/31/2002             $11,293            $13,096               $11,066
 1/31/2003             $11,490            $13,107               $11,231
 2/28/2003             $11,689            $13,289               $11,411
 3/31/2003             $11,855            $13,279               $11,532
 4/30/2003             $12,341            $13,388               $11,931
 5/31/2003             $12,714            $13,638               $12,236
 6/30/2003             $12,869            $13,611               $12,351
 7/31/2003             $12,507            $13,153               $12,089
 8/31/2003             $12,639            $13,240               $12,213
 9/30/2003             $13,099            $13,591               $12,554
10/31/2003             $13,178            $13,464               $12,652
11/30/2003             $13,351            $13,496               $12,800
12/31/2003             $13,740            $13,634               $13,098
 1/31/2004             $13,915            $13,744               $13,228
 2/29/2004             $13,983            $13,892               $13,258
 3/31/2004             $14,078            $13,996               $13,359
 4/30/2004             $13,739            $13,632               $13,064
 5/31/2004             $13,617            $13,578               $12,944
 6/30/2004             $13,728            $13,654               $13,065
 7/31/2004             $13,880            $13,790               $13,192
 8/31/2004             $14,186            $14,053               $13,456
 9/30/2004             $14,354            $14,091               $13,626
10/31/2004             $14,635            $14,209               $13,857
11/30/2004             $14,832            $14,096               $14,036
12/31/2004             $15,045            $14,225               $14,239
 1/31/2005             $15,004            $14,315               $14,232
 2/28/2005             $15,176            $14,230               $14,332
 3/31/2005             $14,818            $14,157               $14,091
 4/30/2005             $14,790            $14,349               $14,104
 5/31/2005             $14,921            $14,504               $14,238
 6/30/2005             $15,032            $14,583               $14,387
 7/31/2005             $15,100            $14,450               $14,446
 8/31/2005             $15,183            $14,636               $14,578
 9/30/2005             $15,089            $14,485               $14,521
10/31/2005             $14,966            $14,370               $14,377
11/30/2005             $15,065            $14,434               $14,459
12/31/2005             $15,209            $14,571               $14,597
 1/31/2006             $15,429            $14,572               $14,735
 2/28/2006             $15,499            $14,620               $14,837
 3/31/2006             $15,433            $14,477               $14,761
 4/30/2006             $15,580            $14,450               $14,842
 5/31/2006             $15,529            $14,435               $14,792
 6/30/2006             $15,462            $14,466               $14,756
 7/31/2006             $15,627            $14,661               $14,936
 8/31/2006             $15,807            $14,886               $15,140
 9/30/2006             $15,927            $15,016               $15,238
10/31/2006             $16,109            $15,116               $15,403
11/30/2006             $16,339            $15,291               $15,606
12/31/2006             $16,370            $15,202               $15,637
 1/31/2007             $16,412            $15,196               $15,709
 2/28/2007             $16,597            $15,431               $15,909
 3/31/2007             $16,688            $15,431               $15,958
 4/30/2007             $16,923            $15,514               $16,122
 5/31/2007             $16,982            $15,397               $16,116
 6/30/2007             $16,846            $15,351               $15,988
 7/31/2007             $16,693            $15,479               $15,841
 8/31/2007             $16,753            $15,669               $15,940
 9/30/2007             $17,191            $15,788               $16,233
10/31/2007             $17,384            $15,930               $16,379
11/30/2007             $17,229            $16,216               $16,310
12/31/2007             $17,273            $16,262               $16,346
 1/31/2008             $17,334            $16,535               $16,357
 2/29/2008             $17,328            $16,558               $16,284
 3/31/2008             $17,339            $16,614               $16,207
 4/30/2008             $17,659            $16,579               $16,454
 5/31/2008             $17,573            $16,458               $16,411
 6/30/2008             $17,278            $16,445               $16,173
 7/31/2008             $17,260            $16,431               $16,047
 8/31/2008             $17,243            $16,587               $16,044
 9/30/2008             $16,292            $16,364               $15,265
10/31/2008             $14,893            $15,978               $13,881
11/30/2008             $14,661            $16,498               $13,487
12/31/2008             $15,360            $17,114               $13,998
 1/31/2009             $15,785            $16,963               $14,216
 2/28/2009             $15,465            $16,899               $14,014
 3/31/2009             $15,760            $17,134               $14,237
 4/30/2009             $16,543            $17,216               $14,926
 5/31/2009             $17,047            $17,340               $15,531
 6/30/2009             $17,289            $17,439               $15,829
 7/31/2009             $18,026            $17,720               $16,513
 8/31/2009             $18,193            $17,904               $16,830
 9/30/2009             $18,726            $18,092               $17,407
10/31/2009             $18,895            $18,181               $17,593
11/30/2009             $19,043            $18,417               $17,769
12/31/2009             $19,285            $18,129               $17,940
 1/31/2010             $19,492            $18,406               $18,171
 2/28/2010             $19,636            $18,474               $18,251
 3/31/2010             $20,048            $18,452               $18,574
 4/30/2010             $20,373            $18,644               $18,896
Total Returns           103.73%             86.44%                88.96%


                               12 | Annual Report

CLASS C (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN STRATEGIC   BARCLAYS CAPITAL    LIPPER MULTI-SECTOR
                   INCOME FUND -      U.S. AGGREGATE    INCOME CLASSIFICATION
   DATE               CLASS C              INDEX               AVERAGE
   ----         ------------------   ----------------   ---------------------
  5/1/2000             $10,000            $10,000               $10,000
 5/31/2000             $ 9,868            $ 9,995               $ 9,873
 6/30/2000             $10,156            $10,203               $10,128
 7/31/2000             $10,219            $10,296               $10,163
 8/31/2000             $10,376            $10,445               $10,248
 9/30/2000             $10,305            $10,511               $10,142
10/31/2000             $10,097            $10,580               $ 9,940
11/30/2000             $ 9,898            $10,753               $ 9,791
12/31/2000             $10,318            $10,953               $10,075
 1/31/2001             $10,729            $11,132               $10,444
 2/28/2001             $10,700            $11,229               $10,457
 3/31/2001             $10,518            $11,285               $10,261
 4/30/2001             $10,521            $11,239               $10,184
 5/31/2001             $10,579            $11,306               $10,256
 6/30/2001             $10,494            $11,349               $10,173
 7/31/2001             $10,620            $11,603               $10,258
 8/31/2001             $10,747            $11,736               $10,395
 9/30/2001             $10,308            $11,872               $10,073
10/31/2001             $10,620            $12,121               $10,318
11/30/2001             $10,887            $11,954               $10,441
12/31/2001             $10,833            $11,878               $10,407
 1/31/2002             $10,847            $11,974               $10,462
 2/28/2002             $10,867            $12,090               $10,488
 3/31/2002             $10,970            $11,889               $10,516
 4/30/2002             $11,097            $12,120               $10,680
 5/31/2002             $11,057            $12,223               $10,712
 6/30/2002             $10,585            $12,328               $10,489
 7/31/2002             $10,351            $12,477               $10,317
 8/31/2002             $10,615            $12,688               $10,534
 9/30/2002             $10,587            $12,893               $10,511
10/31/2002             $10,646            $12,835               $10,559
11/30/2002             $11,090            $12,831               $10,845
12/31/2002             $11,299            $13,096               $11,066
 1/31/2003             $11,497            $13,107               $11,231
 2/28/2003             $11,696            $13,289               $11,411
 3/31/2003             $11,849            $13,279               $11,532
 4/30/2003             $12,337            $13,388               $11,931
 5/31/2003             $12,711            $13,638               $12,236
 6/30/2003             $12,867            $13,611               $12,351
 7/31/2003             $12,503            $13,153               $12,089
 8/31/2003             $12,635            $13,240               $12,213
 9/30/2003             $13,096            $13,591               $12,554
10/31/2003             $13,175            $13,464               $12,652
11/30/2003             $13,362            $13,496               $12,800
12/31/2003             $13,738            $13,634               $13,098
 1/31/2004             $13,914            $13,744               $13,228
 2/29/2004             $13,982            $13,892               $13,258
 3/31/2004             $14,078            $13,996               $13,359
 4/30/2004             $13,738            $13,632               $13,064
 5/31/2004             $13,616            $13,578               $12,944
 6/30/2004             $13,727            $13,654               $13,065
 7/31/2004             $13,880            $13,790               $13,192
 8/31/2004             $14,173            $14,053               $13,456
 9/30/2004             $14,355            $14,091               $13,626
10/31/2004             $14,637            $14,209               $13,857
11/30/2004             $14,821            $14,096               $14,036
12/31/2004             $15,034            $14,225               $14,239
 1/31/2005             $14,993            $14,315               $14,232
 2/28/2005             $15,179            $14,230               $14,332
 3/31/2005             $14,821            $14,157               $14,091
 4/30/2005             $14,792            $14,349               $14,104
 5/31/2005             $14,909            $14,504               $14,238
 6/30/2005             $15,021            $14,583               $14,387
 7/31/2005             $15,090            $14,450               $14,446
 8/31/2005             $15,173            $14,636               $14,578
 9/30/2005             $15,079            $14,485               $14,521
10/31/2005             $14,970            $14,370               $14,377
11/30/2005             $15,055            $14,434               $14,459
12/31/2005             $15,200            $14,571               $14,597
 1/31/2006             $15,420            $14,572               $14,735
 2/28/2006             $15,506            $14,620               $14,837
 3/31/2006             $15,425            $14,477               $14,761
 4/30/2006             $15,572            $14,450               $14,842
 5/31/2006             $15,536            $14,435               $14,792
 6/30/2006             $15,454            $14,466               $14,756
 7/31/2006             $15,619            $14,661               $14,936
 8/31/2006             $15,801            $14,886               $15,140
 9/30/2006             $15,921            $15,016               $15,238
10/31/2006             $16,119            $15,116               $15,403
11/30/2006             $16,335            $15,291               $15,606
12/31/2006             $16,382            $15,202               $15,637
 1/31/2007             $16,408            $15,196               $15,709
 2/28/2007             $16,594            $15,431               $15,909
 3/31/2007             $16,685            $15,431               $15,958
 4/30/2007             $16,921            $15,514               $16,122
 5/31/2007             $16,981            $15,397               $16,116
 6/30/2007             $16,845            $15,351               $15,988
 7/31/2007             $16,692            $15,479               $15,841
 8/31/2007             $16,752            $15,669               $15,940
 9/30/2007             $17,192            $15,788               $16,233
10/31/2007             $17,386            $15,930               $16,379
11/30/2007             $17,230            $16,216               $16,310
12/31/2007             $17,258            $16,262               $16,346
 1/31/2008             $17,320            $16,535               $16,357
 2/29/2008             $17,330            $16,558               $16,284
 3/31/2008             $17,325            $16,614               $16,207
 4/30/2008             $17,646            $16,579               $16,454
 5/31/2008             $17,571            $16,458               $16,411
 6/30/2008             $17,271            $16,445               $16,173
 7/31/2008             $17,230            $16,431               $16,047
 8/31/2008             $17,224            $16,587               $16,044
 9/30/2008             $16,269            $16,364               $15,265
10/31/2008             $14,867            $15,978               $13,881
11/30/2008             $14,630            $16,498               $13,487
12/31/2008             $15,323            $17,114               $13,998
 1/31/2009             $15,741            $16,963               $14,216
 2/28/2009             $15,399            $16,899               $14,014
 3/31/2009             $15,707            $17,134               $14,237
 4/30/2009             $16,481            $17,216               $14,926
 5/31/2009             $16,978            $17,340               $15,531
 6/30/2009             $17,214            $17,439               $15,829
 7/31/2009             $17,941            $17,720               $16,513
 8/31/2009             $18,084            $17,904               $16,830
 9/30/2009             $18,622            $18,092               $17,407
10/31/2009             $18,783            $18,181               $17,593
11/30/2009             $18,905            $18,417               $17,769
12/31/2009             $19,139            $18,129               $17,940
 1/31/2010             $19,357            $18,406               $18,171
 2/28/2010             $19,494            $18,474               $18,251
 3/31/2010             $19,896            $18,452               $18,574
 4/30/2010             $20,212            $18,644               $18,896
Total Returns           102.12%             86.44%                88.96%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/10
-------   -------
1-Year    +21.64%
5-Year     +6.44%
10-Year    +7.29%

CLASS R (1/1/02-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN STRATEGIC   BARCLAYS CAPITAL    LIPPER MULTI-SECTOR
                   INCOME FUND -      U.S. AGGREGATE    INCOME CLASSIFICATION
    DATE              CLASS R              INDEX               AVERAGE
    ----        ------------------   ----------------   ---------------------
  1/1/2002             $10,000           $10,000                $10,000
 1/31/2002             $ 9,974           $10,081                $10,053
 2/28/2002             $ 9,983           $10,179                $10,078
 3/31/2002             $10,078           $10,009                $10,105
 4/30/2002             $10,207           $10,204                $10,263
 5/31/2002             $10,172           $10,290                $10,294
 6/30/2002             $ 9,739           $10,379                $10,079
 7/31/2002             $ 9,514           $10,505                $ 9,913
 8/31/2002             $ 9,758           $10,682                $10,123
 9/30/2002             $ 9,745           $10,855                $10,100
10/31/2002             $ 9,788           $10,806                $10,147
11/30/2002             $10,209           $10,803                $10,421
12/31/2002             $10,403           $11,026                $10,633
 1/31/2003             $10,575           $11,035                $10,792
 2/28/2003             $10,760           $11,188                $10,965
 3/31/2003             $10,915           $11,179                $11,082
 4/30/2003             $11,366           $11,272                $11,465
 5/31/2003             $11,712           $11,482                $11,757
 6/30/2003             $11,857           $11,459                $11,868
 7/31/2003             $11,524           $11,074                $11,616
 8/31/2003             $11,647           $11,147                $11,736
 9/30/2003             $12,062           $11,442                $12,063
10/31/2003             $12,150           $11,336                $12,158
11/30/2003             $12,312           $11,363                $12,300
12/31/2003             $12,661           $11,478                $12,586
 1/31/2004             $12,836           $11,571                $12,711
 2/29/2004             $12,901           $11,696                $12,740
 3/31/2004             $12,979           $11,784                $12,837
 4/30/2004             $12,667           $11,477                $12,553
 5/31/2004             $12,568           $11,431                $12,438
 6/30/2004             $12,660           $11,496                $12,555
 7/31/2004             $12,803           $11,610                $12,677
 8/31/2004             $13,088           $11,831                $12,930
 9/30/2004             $13,245           $11,863                $13,093
10/31/2004             $13,508           $11,963                $13,316
11/30/2004             $13,680           $11,867                $13,487
12/31/2004             $13,879           $11,976                $13,683
 1/31/2005             $13,842           $12,052                $13,676
 2/28/2005             $14,016           $11,981                $13,772
 3/31/2005             $13,686           $11,919                $13,540
 4/30/2005             $13,662           $12,080                $13,553
 5/31/2005             $13,772           $12,211                $13,681
 6/30/2005             $13,877           $12,278                $13,825
 7/31/2005             $13,942           $12,166                $13,882
 8/31/2005             $14,035           $12,322                $14,008
 9/30/2005             $13,936           $12,195                $13,953
10/31/2005             $13,837           $12,098                $13,815
11/30/2005             $13,930           $12,152                $13,894
12/31/2005             $14,053           $12,267                $14,026
 1/31/2006             $14,259           $12,268                $14,159
 2/28/2006             $14,340           $12,309                $14,257
 3/31/2006             $14,281           $12,188                $14,184
 4/30/2006             $14,405           $12,166                $14,262
 5/31/2006             $14,373           $12,153                $14,214
 6/30/2006             $14,299           $12,179                $14,180
 7/31/2006             $14,454           $12,343                $14,353
 8/31/2006             $14,624           $12,532                $14,548
 9/30/2006             $14,737           $12,642                $14,642
10/31/2006             $14,923           $12,726                $14,801
11/30/2006             $15,125           $12,874                $14,996
12/31/2006             $15,156           $12,799                $15,026
 1/31/2007             $15,196           $12,794                $15,095
 2/28/2007             $15,371           $12,991                $15,287
 3/31/2007             $15,458           $12,991                $15,334
 4/30/2007             $15,664           $13,062                $15,492
 5/31/2007             $15,736           $12,963                $15,486
 6/30/2007             $15,612           $12,924                $15,364
 7/31/2007             $15,457           $13,032                $15,222
 8/31/2007             $15,531           $13,192                $15,317
 9/30/2007             $15,941           $13,292                $15,598
10/31/2007             $16,122           $13,411                $15,739
11/30/2007             $15,980           $13,652                $15,673
12/31/2007             $16,008           $13,691                $15,707
 1/31/2008             $16,067           $13,921                $15,718
 2/29/2008             $16,064           $13,940                $15,647
 3/31/2008             $16,076           $13,988                $15,574
 4/30/2008             $16,377           $13,958                $15,811
 5/31/2008             $16,309           $13,856                $15,769
 6/30/2008             $16,031           $13,845                $15,541
 7/31/2008             $15,996           $13,834                $15,420
 8/31/2008             $15,976           $13,965                $15,417
 9/30/2008             $15,105           $13,777                $14,669
10/31/2008             $13,803           $13,452                $13,338
11/30/2008             $13,584           $13,890                $12,960
12/31/2008             $14,231           $14,408                $13,451
 1/31/2009             $14,622           $14,281                $13,661
 2/28/2009             $14,323           $14,227                $13,467
 3/31/2009             $14,593           $14,425                $13,681
 4/30/2009             $15,317           $14,494                $14,343
 5/31/2009             $15,765           $14,599                $14,924
 6/30/2009             $16,003           $14,682                $15,210
 7/31/2009             $16,683           $14,919                $15,867
 8/31/2009             $16,817           $15,073                $16,172
 9/30/2009             $17,323           $15,232                $16,727
10/31/2009             $17,475           $15,307                $16,906
11/30/2009             $17,591           $15,505                $17,075
12/31/2009             $17,812           $15,263                $17,239
 1/31/2010             $17,999           $15,496                $17,461
 2/28/2010             $18,130           $15,554                $17,538
 3/31/2010             $18,525           $15,534                $17,848
 4/30/2010             $18,804           $15,696                $18,157
Total Returns            88.04%            56.96%                 81.57%

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/10
-------                    -------
1-Year                     +22.77%
5-Year                      +6.60%
Since Inception (1/1/02)    +7.88%


                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   4/30/10
-------------   -------
1-Year          +23.45%
5-Year           +7.15%
10-Year          +7.99%

ADVISOR CLASS (5/1/00-4/30/10)

                               (PERFORMANCE GRAPH)

                FRANKLIN STRATEGIC   BARCLAYS CAPITAL    LIPPER MULTI-SECTOR
                   INCOME FUND -      U.S. AGGREGATE    INCOME CLASSIFICATION
   DATE            ADVISOR CLASS          INDEX                AVERAGE
   ----         ------------------   ----------------   ---------------------
  5/1/2000             $10,000            $10,000              $10,000
 5/31/2000             $ 9,873            $ 9,995              $ 9,873
 6/30/2000             $10,167            $10,203              $10,128
 7/31/2000             $10,235            $10,296              $10,163
 8/31/2000             $10,398            $10,445              $10,248
 9/30/2000             $10,343            $10,511              $10,142
10/31/2000             $10,140            $10,580              $ 9,940
11/30/2000             $ 9,936            $10,753              $ 9,791
12/31/2000             $10,374            $10,953              $10,075
 1/31/2001             $10,782            $11,132              $10,444
 2/28/2001             $10,758            $11,229              $10,457
 3/31/2001             $10,591            $11,285              $10,261
 4/30/2001             $10,589            $11,239              $10,184
 5/31/2001             $10,654            $11,306              $10,256
 6/30/2001             $10,573            $11,349              $10,173
 7/31/2001             $10,706            $11,603              $10,258
 8/31/2001             $10,840            $11,736              $10,395
 9/30/2001             $10,403            $11,872              $10,073
10/31/2001             $10,723            $12,121              $10,318
11/30/2001             $10,999            $11,954              $10,441
12/31/2001             $10,962            $11,878              $10,407
 1/31/2002             $10,971            $11,974              $10,462
 2/28/2002             $10,997            $12,090              $10,488
 3/31/2002             $11,118            $11,889              $10,516
 4/30/2002             $11,253            $12,120              $10,680
 5/31/2002             $11,207            $12,223              $10,712
 6/30/2002             $10,734            $12,328              $10,489
 7/31/2002             $10,503            $12,477              $10,317
 8/31/2002             $10,777            $12,688              $10,534
 9/30/2002             $10,767            $12,893              $10,511
10/31/2002             $10,819            $12,835              $10,559
11/30/2002             $11,276            $12,831              $10,845
12/31/2002             $11,494            $13,096              $11,066
 1/31/2003             $11,701            $13,107              $11,231
 2/28/2003             $11,910            $13,289              $11,411
 3/31/2003             $12,073            $13,279              $11,532
 4/30/2003             $12,589            $13,388              $11,931
 5/31/2003             $12,977            $13,638              $12,236
 6/30/2003             $13,130            $13,611              $12,351
 7/31/2003             $12,779            $13,153              $12,089
 8/31/2003             $12,908            $13,240              $12,213
 9/30/2003             $13,386            $13,591              $12,554
10/31/2003             $13,475            $13,464              $12,652
11/30/2003             $13,674            $13,496              $12,800
12/31/2003             $14,066            $13,634              $13,098
 1/31/2004             $14,253            $13,744              $13,228
 2/29/2004             $14,344            $13,892              $13,258
 3/31/2004             $14,436            $13,996              $13,359
 4/30/2004             $14,095            $13,632              $13,064
 5/31/2004             $13,991            $13,578              $12,944
 6/30/2004             $14,113            $13,654              $13,065
 7/31/2004             $14,264            $13,790              $13,192
 8/31/2004             $14,587            $14,053              $13,456
 9/30/2004             $14,782            $14,091              $13,626
10/31/2004             $15,066            $14,209              $13,857
11/30/2004             $15,278            $14,096              $14,036
12/31/2004             $15,506            $14,225              $14,239
 1/31/2005             $15,471            $14,315              $14,232
 2/28/2005             $15,657            $14,230              $14,332
 3/31/2005             $15,310            $14,157              $14,091
 4/30/2005             $15,275            $14,349              $14,104
 5/31/2005             $15,419            $14,504              $14,238
 6/30/2005             $15,542            $14,583              $14,387
 7/31/2005             $15,622            $14,450              $14,446
 8/31/2005             $15,716            $14,636              $14,578
 9/30/2005             $15,627            $14,485              $14,521
10/31/2005             $15,507            $14,370              $14,377
11/30/2005             $15,619            $14,434              $14,459
12/31/2005             $15,778            $14,571              $14,597
 1/31/2006             $16,015            $14,572              $14,735
 2/28/2006             $16,097            $14,620              $14,837
 3/31/2006             $16,037            $14,477              $14,761
 4/30/2006             $16,199            $14,450              $14,842
 5/31/2006             $16,154            $14,435              $14,792
 6/30/2006             $16,093            $14,466              $14,756
 7/31/2006             $16,274            $14,661              $14,936
 8/31/2006             $16,471            $14,886              $15,140
 9/30/2006             $16,605            $15,016              $15,238
10/31/2006             $16,805            $15,116              $15,403
11/30/2006             $17,055            $15,291              $15,606
12/31/2006             $17,096            $15,202              $15,637
 1/31/2007             $17,149            $15,196              $15,709
 2/28/2007             $17,353            $15,431              $15,909
 3/31/2007             $17,458            $15,431              $15,958
 4/30/2007             $17,697            $15,514              $16,122
 5/31/2007             $17,786            $15,397              $16,116
 6/30/2007             $17,653            $15,351              $15,988
 7/31/2007             $17,485            $15,479              $15,841
 8/31/2007             $17,575            $15,669              $15,940
 9/30/2007             $18,046            $15,788              $16,233
10/31/2007             $18,258            $15,930              $16,379
11/30/2007             $18,104            $16,216              $16,310
12/31/2007             $18,143            $16,262              $16,346
 1/31/2008             $18,218            $16,535              $16,357
 2/29/2008             $18,221            $16,558              $16,284
 3/31/2008             $18,243            $16,614              $16,207
 4/30/2008             $18,591            $16,579              $16,454
 5/31/2008             $18,522            $16,458              $16,411
 6/30/2008             $18,215            $16,445              $16,173
 7/31/2008             $18,182            $16,431              $16,047
 8/31/2008             $18,186            $16,587              $16,044
 9/30/2008             $17,187            $16,364              $15,265
10/31/2008             $15,716            $15,978              $13,881
11/30/2008             $15,457            $16,498              $13,487
12/31/2008             $16,216            $17,114              $13,998
 1/31/2009             $16,667            $16,963              $14,216
 2/28/2009             $16,314            $16,899              $14,014
 3/31/2009             $16,648            $17,134              $14,237
 4/30/2009             $17,478            $17,216              $14,926
 5/31/2009             $18,014            $17,340              $15,531
 6/30/2009             $18,273            $17,439              $15,829
 7/31/2009             $19,054            $17,720              $16,513
 8/31/2009             $19,214            $17,904              $16,830
 9/30/2009             $19,805            $18,092              $17,407
10/31/2009             $19,987            $18,181              $17,593
11/30/2009             $20,128            $18,417              $17,769
12/31/2009             $20,387            $18,129              $17,940
 1/31/2010             $20,631            $18,406              $18,171
 2/28/2010             $20,788            $18,474              $18,251
 3/31/2010             $21,227            $18,452              $18,574
 4/30/2010             $21,576            $18,644              $18,896
Total Returns           115.76%             86.44%               88.96%


                               14 | Annual Report

ENDNOTES

BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. HIGH YIELDS REFLECT THE HIGHER CREDIT RISKS ASSOCIATED WITH CERTAIN LOWER RATED SECURITIES HELD IN THE PORTFOLIO. FLOATING-RATE LOANS AND HIGH YIELD CORPORATE BONDS ARE RATED BELOW INVESTMENT GRADE AND ARE SUBJECT TO GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. INVESTING IN DERIVATIVE SECURITIES AND THE USE OF FOREIGN CURRENCY TECHNIQUES INVOLVE SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors
                 as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/10.

(6.) The 30-day standardized yield for the 30 days ended 4/30/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Source: (C) 2010 Morningstar. The BC U.S. Aggregate Index is a market-capitalization weighted index representing the U.S. investment grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or above) using the middle rating of Moody's, Standard & Poor's, and Fitch, respectively.

(9.) Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification
     Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the period ended 4/30/10, there were 150 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.


                               Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases fees;
     and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09     VALUE 4/30/10    PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,078.20               $4.59
Hypothetical (5% return before expenses)         $1,000           $1,020.38               $4.46
CLASS B
Actual                                           $1,000           $1,075.70               $6.59
Hypothetical (5% return before expenses)         $1,000           $1,018.45               $6.41
CLASS C
Actual                                           $1,000           $1,076.10               $6.64
Hypothetical (5% return before expenses)         $1,000           $1,018.40               $6.46
CLASS R
Actual                                           $1,000           $1,076.00               $5.87
Hypothetical (5% return before expenses)         $1,000           $1,019.14               $5.71
ADVISOR CLASS
Actual                                           $1,000           $1,079.50               $3.30
Hypothetical (5% return before expenses)         $1,000           $1,021.62               $3.21

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.89%; B: 1.28%; C: 1.29%; R: 1.14%; and
     Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 17

Franklin Strategic Series

FINANCIAL HIGHLIGHTS

FRANKLIN STRATEGIC INCOME FUND

                                                                              YEAR ENDED APRIL 30,
                                                        ---------------------------------------------------------------
CLASS A                                                    2010         2009          2008          2007         2006
-------                                                 ----------   ----------    ----------    ----------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     8.83   $    10.28    $    10.48    $    10.20    $  10.24
                                                        ----------   ----------    ----------    ----------    --------
Income from investment operations(a):
   Net investment income(b) .........................         0.55         0.51          0.56          0.53        0.51
   Net realized and unrealized gains (losses) .......         1.45        (1.20)        (0.07)         0.35        0.05
                                                        ----------   ----------    ----------    ----------    --------
Total from investment operations ....................         2.00        (0.69)         0.49          0.88        0.56
                                                        ----------   ----------    ----------    ----------    --------
Less distributions from net investment income and net
   foreign currency gains ...........................        (0.53)       (0.76)        (0.69)        (0.60)      (0.60)
                                                        ----------   ----------    ----------    ----------    --------
Redemption fees(c) ..................................           --           --(d)         --(d)         --(d)       --(d)
                                                        ----------   ----------    ----------    ----------    --------
Net asset value, end of year ........................   $    10.30   $     8.83    $    10.28    $    10.48    $  10.20
                                                        ==========   ==========    ==========    ==========    ========
Total return(e) .....................................        23.15%       (6.32)%        4.80%         9.09%       5.69%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .........................................         0.88%        0.89%         0.89%         0.92%       0.91%
Net investment income ...............................         5.70%        5.67%         5.44%         5.22%       5.05%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $2,809,864   $2,060,179    $2,123,947    $1,521,459    $998,182
Portfolio turnover rate .............................        55.79%       49.48%        31.71%        42.24%      34.10%
Portfolio turnover rate excluding mortgage
   dollar rolls(g) ..................................        55.79%       49.48%        31.71%        41.50%      33.59%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                         YEAR ENDED APRIL 30,
                                                        -----------------------------------------------------
CLASS B                                                   2010      2009       2008        2007        2006
-------                                                 -------   -------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  8.87   $ 10.32    $  10.52    $  10.24    $  10.27
                                                        -------   -------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .........................      0.52      0.48        0.52        0.49        0.47
   Net realized and unrealized gains (losses) .......      1.44     (1.20)      (0.07)       0.35        0.06
                                                        -------   -------    --------    --------    --------
Total from investment operations ....................      1.96     (0.72)       0.45        0.84        0.53
                                                        -------   -------    --------    --------    --------
Less distributions from net investment income and
   net foreign currency gains .......................     (0.48)    (0.73)      (0.65)      (0.56)      (0.56)
                                                        -------   -------    --------    --------    --------
Redemption fees(c) ..................................        --        --(d)       --(d)       --(d)       --(d)
                                                        -------   -------    --------    --------    --------
Net asset value, end of year ........................   $ 10.35   $  8.87    $  10.32    $  10.52    $  10.24
                                                        =======   =======    ========    ========    ========
Total return(e) .....................................     22.63%    (6.68)%      4.35%       8.62%       5.34%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .........................................      1.28%     1.29%       1.29%       1.32%       1.31%
Net investment income ...............................      5.30%     5.27%       5.04%       4.82%       4.65%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $71,036   $79,959    $105,620    $104,523    $104,477
Portfolio turnover rate .............................     55.79%    49.48%      31.71%      42.24%      34.10%
Portfolio turnover rate excluding mortgage dollar
   rolls(g) .........................................     55.79%    49.48%      31.71%      41.50%      33.59%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                           YEAR ENDED APRIL 30,
                                                        ---------------------------------------------------------
CLASS C                                                    2010        2009        2008        2007        2006
-------                                                 ----------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $     8.83   $  10.27    $  10.48    $  10.20    $  10.24
                                                        ----------   --------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) .........................         0.52       0.48        0.52        0.49        0.47
   Net realized and unrealized gains (losses) .......         1.44      (1.19)      (0.08)       0.35        0.05
                                                        ----------   --------    --------    --------    --------
Total from investment operations ....................         1.96      (0.71)       0.44        0.84        0.52
                                                        ----------   --------    --------    --------    --------
Less distributions from net investment income and
   net foreign currency gains .......................        (0.49)     (0.73)      (0.65)      (0.56)      (0.56)
                                                        ----------   --------    --------    --------    --------
Redemption fees(c) ..................................           --         --(d)       --(d)       --(d)       --(d)
                                                        ----------   --------    --------    --------    --------
Net asset value, end of year ........................   $    10.30   $   8.83    $  10.27    $  10.48    $  10.20
                                                        ==========   ========    ========    ========    ========
Total return(e) .....................................        22.64%     (6.60)%      4.28%       8.67%       5.27%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .........................................         1.28%      1.29%       1.29%       1.32%       1.31%
Net investment income ...............................         5.30%      5.27%       5.04%       4.82%       4.65%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $1,107,436   $773,337    $733,071    $437,026    $294,412
Portfolio turnover rate .............................        55.79%     49.48%      31.71%      42.24%      34.10%
Portfolio turnover rate excluding mortgage dollar
   rolls(g) .........................................        55.79%     49.48%      31.71%      41.50%      33.59%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                         YEAR ENDED APRIL 30,
                                                        -----------------------------------------------------
CLASS R                                                   2010       2009        2008        2007       2006
-------                                                 --------   --------    --------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $   8.81   $  10.25    $  10.46    $ 10.18    $ 10.22
                                                        --------   --------    --------    -------    -------
Income from investment operations(a):
   Net investment income(b) .........................       0.53       0.49        0.53       0.51       0.49
   Net realized and unrealized gains (losses) .......       1.43      (1.19)      (0.08)      0.35       0.05
                                                        --------   --------    --------    -------    -------
Total from investment operations ....................       1.96      (0.70)       0.45       0.86       0.54
                                                        --------   --------    --------    -------    -------
Less distributions from net investment income and
   net foreign currency gains .......................      (0.50)     (0.74)      (0.66)     (0.58)     (0.58)
                                                        --------   --------    --------    -------    -------
Redemption fees(c) ..................................         --         --(d)       --(d)      --(d)      --(d)
                                                        --------   --------    --------    -------    -------
Net asset value, end of year ........................   $  10.27   $   8.81    $  10.25    $ 10.46    $ 10.18
                                                        ========   ========    ========    =======    =======
Total return(e) .....................................      22.77%     (6.47)%      4.55%      8.74%      5.44%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .........................................       1.13%      1.14%       1.14%      1.17%      1.16%
Net investment income ...............................       5.45%      5.42%       5.19%      4.97%      4.80%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $194,901   $115,811    $108,020    $65,527    $32,971
Portfolio turnover rate .............................      55.79%     49.48%      31.71%     42.24%     34.10%
Portfolio turnover rate excluding mortgage dollar
   rolls(g) .........................................      55.79%     49.48%      31.71%     41.50%     33.59%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

                                                                         YEAR ENDED APRIL 30,
                                                        -----------------------------------------------------
ADVISOR CLASS                                             2010       2009        2008        2007       2006
-------------                                           --------   --------    --------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................   $   8.84   $  10.28    $  10.49    $ 10.21    $ 10.24
                                                        --------   --------    --------    -------    -------
Income from investment operations(a):
   Net investment income(b) .........................       0.58       0.53        0.58       0.56       0.54
   Net realized and unrealized gains (losses) .......       1.44      (1.18)      (0.07)      0.35       0.06
                                                        --------   --------    --------    -------    -------
Total from investment operations ....................       2.02      (0.65)       0.51       0.91       0.60
                                                        --------   --------    --------    -------    -------
Less distributions from net investment income and
   net foreign currency gains .......................      (0.55)     (0.79)      (0.72)     (0.63)     (0.63)
                                                        --------   --------    --------    -------    -------
Redemption fees(c) ..................................         --         --(d)       --(d)      --(d)      --(d)
                                                        --------   --------    --------    -------    -------
Net asset value, end of year ........................   $  10.31   $   8.84    $  10.28    $ 10.49    $ 10.21
                                                        ========   ========    ========    =======    =======
Total return ........................................      23.45%     (5.98)%      5.05%      9.25%      6.05%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .........................................       0.63%      0.64%       0.64%      0.67%      0.66%
Net investment income ...............................       5.95%      5.92%       5.69%      5.47%      5.30%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $346,585   $166,821    $111,346    $66,745    $57,367
Portfolio turnover rate .............................      55.79%     49.48%      31.71%     42.24%     34.10%
Portfolio turnover rate excluding mortgage dollar
   rolls(f) .........................................      55.79%     49.48%      31.71%     41.50%     33.59%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f)  See Note 1(e) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Strategic Series

STATEMENT OF INVESTMENTS, APRIL 30, 2010

          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY           SHARES                  VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          COMMON STOCKS 0.2%
          AUTOMOBILES & COMPONENTS 0.0%
   (a, b) Cambridge Industries Liquidating Trust Interest ..........    United States            516,372      $               --
                                                                                                              ------------------
          COMMERCIAL & PROFESSIONAL SERVICES 0.0%
   (a, b) VS Holdings Inc. .........................................    United States             64,666                      --
                                                                                                              ------------------
          CONSUMER DURABLES & APPAREL 0.0%
   (b, c) Comfort Co., Inc. ........................................    United States             17,900                      --
                                                                                                              ------------------
          CONSUMER SERVICES 0.1%
(a, b, d) Turtle Bay Resort ........................................    United States          5,579,939               5,579,939
                                                                                                              ------------------
          MEDIA 0.1%
      (b) Charter Communications Inc., A ...........................    United States             21,302                 807,346
      (b) Dex One Corp. ............................................    United States            118,809               3,601,101
                                                                                                              ------------------
                                                                                                                       4,408,447
                                                                                                              ------------------
          TOTAL COMMON STOCKS (COST $10,446,967) ...................                                                   9,988,386
                                                                                                              ------------------
          CONVERTIBLE PREFERRED STOCKS (COST $6,060,000) 0.0%(e)
          BANKS 0.0%(e)
      (b) Fannie Mae, 8.75%, cvt. pfd. .............................    United States            121,200                 227,250
                                                                                                              ------------------
          PREFERRED STOCKS 0.0%(e)
          BANKS 0.0%(e)
      (b) Freddie Mac, 8.375%, pfd., Z .............................    United States            200,000                 322,000
                                                                                                              ------------------
          DIVERSIFIED FINANCIALS 0.0%(e)
      (f) GMAC Inc., 7.00%, pfd., 144A .............................    United States              2,081               1,767,484
                                                                                                              ------------------
          TOTAL PREFERRED STOCKS (COST $5,738,755) .................                                                   2,089,484
                                                                                                              ------------------

                                                                                           PRINCIPAL
                                                                                           AMOUNT(g)
                                                                                        ----------------
   (h, i) SENIOR FLOATING RATE INTERESTS 14.4%
          AUTOMOBILES & COMPONENTS 0.5%
          Federal-Mogul Corp.,
             Term Loan B, 2.188% - 2.198%, 12/27/14 ................    United States         20,453,080              18,748,663
             Term Loan C, 2.188% - 2.198%, 12/27/15 ................    United States          5,345,094               4,899,671
                                                                                                              ------------------
                                                                                                                      23,648,334
                                                                                                              ------------------
          CAPITAL GOODS 0.7%
          BE Aerospace Inc., Term Loan B, 5.75%, 7/28/14 ...........    United States          2,897,523               2,925,290
          RBS Global Inc. (Rexnord),
             Incremental Tranche B-2, 2.438%, 7/22/13 ..............    United States          6,197,598               5,986,495
             Tranche B-1 Term Loan B, 2.813%, 7/22/13 ..............    United States         14,234,198              13,931,722
          TransDigm Inc., Term Loan B, 2.278%, 6/23/13 .............    United States          8,083,032               7,978,623
                                                                                                              ------------------
                                                                                                                      30,822,130
                                                                                                              ------------------
          COMMERCIAL & PROFESSIONAL SERVICES 0.8%
          ARAMARK Corp.,
             Extended Synthetic L/C, 3.53%, 7/26/16 ................    United States            599,462                 596,800
             Synthetic L/C, 2.317%, 1/26/14 ........................    United States            341,382                 335,952
             Term Loan B, 2.165%, 1/26/14 ..........................    United States          5,060,281               4,979,792
             Term Loan B Extended, 3.54%, 7/26/16 ..................    United States          9,115,201               9,074,730
          Diversey Inc., Tranche B Dollar Term Loan, 5.50%,
             11/24/15 ..............................................    United States          8,845,223               8,922,619


                               Annual Report | 23

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
   (h, i) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          COMMERCIAL & PROFESSIONAL SERVICES (CONTINUED)
          Duratek Inc. (EnergySolutions), Term Loan B, 4.15%,
             6/07/13 ...............................................    United States          3,292,222      $        3,252,442
          EnergySolutions LLC,
             Synthetic A Deposit, 4.15%, 6/07/13 ...................    United States            126,535                 125,006
             Synthetic L/C, 2.69%, 6/07/13 .........................    United States            489,021                 483,112
             Term Loan B, 4.03%, 6/07/13 ...........................    United States          6,862,010               6,779,097
   (j, k) EnviroSolutions Inc., Initial Term Loan, PIK, 4.75%,
             7/07/12 ...............................................    United States          4,119,669               3,350,663
                                                                                                              ------------------
                                                                                                                      37,900,213
                                                                                                              ------------------
          CONSUMER DURABLES & APPAREL 0.4%
          Jarden Corp.,
             Term Loan B1, 2.04%, 1/24/12 ..........................    United States          2,425,850               2,418,919
             Term Loan B2, 2.04%, 1/24/12 ..........................    United States          1,259,258               1,254,851
             Term Loan B4, 3.54%, 1/26/15 ..........................    United States          8,621,438               8,661,433
          Jostens IH Corp. (Visant Holding Corp.), Term Loan C,
             2.251%, 10/04/11 ......................................    United States          4,981,842               4,953,819
(c, j, l) Sleep Innovations Inc., Term Loan, PIK, 10.25%, 3/05/15 ..    United States          2,305,824               1,706,310
                                                                                                              ------------------
                                                                                                                      18,995,332
                                                                                                              ------------------
          CONSUMER SERVICES 1.0%
          CCM Merger Inc. (MotorCity Casino), Term Loan B, 8.50%,
             7/13/12 ...............................................    United States          3,829,966               3,800,445
          Education Management LLC, Term Loan C, 2.063%, 6/01/13 ...    United States         16,026,960              15,712,094
          Penn National Gaming Inc., Term Loan B, 2.00% - 2.07%,
             10/03/12 ..............................................    United States         13,995,997              13,876,415
      (d) Turtle Bay Holdings LLC,
             Term Loan A, 10.25%, 3/01/13 ..........................    United States          5,424,464               5,234,608
   (c, j)    Term Loan B, PIK, 3.00%, 2/09/15 ......................    United States         11,315,266               8,846,274
                                                                                                              ------------------
                                                                                                                      47,469,836
                                                                                                              ------------------
          FOOD & STAPLES RETAILING 0.8%
          SUPERVALU Inc.,
             Term Loan B, 1.523%, 6/02/12 ..........................    United States          4,649,542               4,592,162
             Term Loan B-2, 3.023%, 10/15/15 .......................    United States          8,235,741               8,217,689
          Wm. Wrigley Jr. Co.,
             Term Loan B1, 3.063%, 12/17/12 ........................    United States          5,681,650               5,724,245
             Term Loan B2, 3.313%, 10/06/14 ........................    United States         15,616,219              15,733,294
                                                                                                              ------------------
                                                                                                                      34,267,390
                                                                                                              ------------------
          FOOD, BEVERAGE & TOBACCO 0.3%
          Constellation Brands Inc.,
             Extend Term Loan B, 3.00%, 6/05/15 ....................    United States          1,085,754               1,095,594
             Term Loan B, 1.75%, 6/05/13 ...........................    United States          5,127,626               5,090,543
          Dean Foods Co., Term Loan B, 1.675%, 4/02/14 .............    United States          8,246,949               8,087,148
                                                                                                              ------------------
                                                                                                                      14,273,285
                                                                                                              ------------------
          HEALTH CARE EQUIPMENT & SERVICES 2.0%
          Carestream Health Inc., Second Lien Term Loan, 5.523%,
             10/30/13 ..............................................    United States          1,178,451               1,118,547


                               24 | Annual Report

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
   (h, i) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
          Community Health Systems Inc.,
             Delayed Draw Term Loan, 2.502%, 7/25/14 ...............    United States          1,397,388      $        1,360,267
             Term Loan, 2.502%, 7/25/14 ............................    United States         27,284,608              26,559,792
          DaVita Inc., Term Loan B-1, 1.75% - 1.80%, 10/05/12 ......    United States         10,738,373              10,639,934
          DJO Finance LLC, Term Loan B, 3.273%, 5/20/14 ............    United States         13,577,496              13,243,720
          Fresenius Medical Care Holdings Inc., Term Loan B, 1.631% -
             1.665%, 3/31/13 .......................................       Germany             5,466,556               5,394,807
          HCA Inc.,
             Term Loan A-1, 1.54%, 11/19/12 ........................    United States          3,452,083               3,354,599
             Term Loan B-1, 2.54%, 11/18/13 ........................    United States          4,859,834               4,735,607
             Tranche B-2 Term Loan, 3.54%, 3/31/17 .................    United States         11,654,848              11,594,149
          LifePoint Hospitals Inc., Term B-2 Loan, 3.01%, 4/15/15 ..    United States         10,939,819              10,910,763
                                                                                                              ------------------
                                                                                                                      88,912,185
                                                                                                              ------------------
          MATERIALS 2.1%
          Anchor Glass Container Corp., Second Lien Term Loan, 10.00%,
             9/02/16 ...............................................    United States         16,957,300              16,872,514
      (l) Ashland Inc., Term Loan B, 6.65%, 5/13/14 ................    United States          1,182,266               1,194,945
          Celanese U.S. Holdings LLC, Dollar Term Loan, 2.042%,
             4/02/14 ...............................................    United States         16,051,244              15,759,400
      (l) Georgia-Pacific LLC,
             Term Loan B, 2.254% - 2.338%, 12/20/12 ................    United States          5,905,674               5,879,837
             Term Loan C, 3.504% - 3.588%, 12/23/14 ................    United States          6,174,547               6,196,257
          Hexion Specialty Chemicals BV, Tranche C-2B Term Loan,
             4.063%, 5/03/15 .......................................     Netherlands           1,867,558               1,802,972
          Hexion Specialty Chemicals Inc., Tranche C-1B Term Loan,
             4.063%, 5/03/15 .......................................    United States          3,935,661               3,799,554
          Nalco Co.,
             Term Loan, 6.50%, 5/13/16 .............................    United States          9,748,964               9,844,425
             Term Loan B, 2.063%, 11/04/10 .........................    United States          2,357,971               2,361,657
          Novelis Corp., U.S. Term Loan, 2.28% - 2.30%, 7/07/14 ....    United States          7,029,987               6,821,288
          Rockwood Specialties Group Inc., Term Loan H, 6.00%,
             5/15/14 ...............................................    United States         24,186,358              24,395,473
                                                                                                              ------------------
                                                                                                                      94,928,322
                                                                                                              ------------------
          MEDIA 2.6%
          Cinemark USA Inc., Extend Term Loan, 3.50% - 3.56%,
             4/30/16 ...............................................    United States         11,924,075              11,940,411
      (l) CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2,
             2.004%, 3/29/16 .......................................    United States         22,551,702              22,588,349
          DIRECTV Holdings LLC, Term Loan B, 1.773%, 4/13/13 .......    United States          5,494,851               5,503,994
          Discovery Communications Inc.,
             Term Loan B, 2.29%, 5/14/14 ...........................    United States          4,302,646               4,306,006
      (l)    Term Loan C, 5.25%, 5/14/14 ...........................    United States          3,093,331               3,124,747
   (k, l) Metro-Goldwyn-Mayer Inc., Term Loan B, 20.50%, 4/08/12 ...    United States         34,509,087              16,025,157
          R.H. Donnelley Inc., Term Loan B, 9.25%, 10/24/14 ........    United States         20,730,524              20,238,174
          Regal Cinemas Corp., Term Loan, 3.79%, 10/27/13 ..........    United States          6,102,852               6,125,433
          Univision Communications Inc., Initial Term Loan, 2.54%,
             9/29/14 ...............................................    United States         22,397,286              20,459,921

                               Annual Report | 25

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
   (h, i) SENIOR FLOATING RATE INTERESTS (CONTINUED)
          MEDIA (CONTINUED)
          UPC Financing Partnership, Term Loan T, 3.93%, 12/31/16 ..     Netherlands           8,303,412      $        8,214,150
                                                                                                              ------------------
                                                                                                                     118,526,342
                                                                                                              ------------------
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.5%
          Mylan Inc., Term Loan B, 3.563%, 10/02/14 ................    United States         22,691,267              22,699,073
                                                                                                              ------------------
          RETAILING 0.3%
          Dollar General Corp., Tranche B-1 Term Loan, 3.006% -
             3.088%, 7/07/14 .......................................    United States         13,356,256              13,187,033
                                                                                                              ------------------
          SOFTWARE & SERVICES 0.5%
          First Data Corp.,
             Term Loan B-1, 5.00%, 9/24/14 .........................    United States          9,230,769               8,322,092
             Term Loan B-2, 5.00%, 9/24/14 .........................    United States          2,946,128               2,651,842
             Term Loan B-3, 5.00%, 9/24/14 .........................    United States          2,946,128               2,652,620
          Lender Processing Services Inc., Term Loan B, 2.773%,
             7/02/14 ...............................................    United States          4,468,218               4,486,837
          SunGard Data Systems Inc., Tranche B U.S. Term Loan,
             3.874% - 3.895%, 2/28/16 ..............................    United States          4,927,877               4,908,077
                                                                                                              ------------------
                                                                                                                      23,021,468
                                                                                                              ------------------
          TECHNOLOGY HARDWARE & EQUIPMENT 0.2%
          Flextronics International USA Inc.,
             A Closing Date Loan, 2.541% - 2.554%, 10/01/14 ........    United States          3,568,204               3,446,439
             A-1-A Delayed Draw Term Loan, 2.553%, 10/01/14 ........    United States            376,551                 363,701
             A-1-B Delayed Draw Term Loan, 2.54%, 10/01/14 .........    United States          1,712,012               1,653,590
             A-3 Delayed Draw Term Loan, 2.523%, 10/01/14 ..........    United States          2,394,568               2,298,785
                                                                                                              ------------------
                                                                                                                       7,762,515
                                                                                                              ------------------
          TELECOMMUNICATION SERVICES 0.8%
          Intelsat Corp. (PanAmSat),
             Incremental Term Loan B-2-A, 2.792%, 1/03/14 ..........    United States            273,493                 268,643
             Incremental Term Loan B-2-B, 2.792%, 1/03/14 ..........    United States            273,409                 268,561
             Incremental Term Loan B-2-C, 2.792%, 1/03/14 ..........    United States            273,409                 268,561
             Tranche B-2-A, 2.792%, 1/03/14 ........................    United States          7,382,060               7,251,147
             Tranche B-2-B, 2.792%, 1/03/14 ........................    United States          7,379,791               7,248,917
             Tranche B-2-C, 2.792%, 1/03/14 ........................    United States          7,379,791               7,248,917
          NTELOS Inc., Term Loan B, 5.75%, 8/07/15 .................    United States          5,773,090               5,812,779
          Windstream Corp., Tranche B-2 Term Loan, 3.06%,
             12/17/15 ..............................................    United States          5,816,713               5,823,984
                                                                                                              ------------------
                                                                                                                      34,191,509
                                                                                                              ------------------
          UTILITIES 0.9%
      (l) NRG Energy Inc.,
             Credit Link, 2.04%, 2/01/13 ...........................    United States          9,417,279               9,249,802
             Term Loan, 2.023% - 2.04%, 2/01/13 ....................    United States         14,276,332              14,022,442
          Texas Competitive Electric Holdings Co. LLC, Term Loan B-2,
             3.751% - 3.79%, 10/10/14 ..............................    United States         22,436,770              18,454,243
                                                                                                              ------------------
                                                                                                                      41,726,487
                                                                                                              ------------------
          TOTAL SENIOR FLOATING RATE INTERESTS
             (COST $633,456,441) ...................................                                                 652,331,454
                                                                                                              ------------------


                               26 | Annual Report

Franklin Strategic Series


                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          CORPORATE BONDS 39.3%
          AUTOMOBILES & COMPONENTS 0.9%
          Arvinmeritor Inc., senior note, 10.625%, 3/15/18 .........    United States          4,700,000      $        5,064,250
          Ford Motor Credit Co. LLC, senior note,
             9.875%, 8/10/11 .......................................    United States          5,000,000               5,292,770
             7.50%, 8/01/12 ........................................    United States          7,000,000               7,239,064
             7.00%, 4/15/15 ........................................    United States          6,000,000               6,107,958
             8.125%, 1/15/20 .......................................    United States          4,000,000               4,245,076
      (f) TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17 ...    United States         11,000,000              11,137,500
                                                                                                              ------------------
                                                                                                                      39,086,618
                                                                                                              ------------------
          BANKS 1.7%
          BB&T Capital Trust IV, junior sub. bond, 6.82%, 6/12/77 ..    United States         10,000,000               9,567,694
   (f, m) BNP Paribas, 144A, 7.195%, Perpetual .....................       France             10,000,000               9,500,000
          Regions Financial Corp., senior note,
             7.75%, 11/10/14 .......................................    United States         10,000,000              10,808,960
             5.75%, 6/15/15 ........................................    United States          1,200,000               1,202,500
          Royal Bank of Scotland Group PLC, senior note, 6.40%,
             10/21/19 ..............................................   United Kingdom         11,600,000              11,914,051
          UBS AG Stamford, senior note, 5.875%, 12/20/17 ...........    United States         10,000,000              10,593,700
          Wells Fargo & Co., senior note, 5.625%, 12/11/17 .........    United States          5,000,000               5,392,800
      (m) Wells Fargo Capital XIII, pfd., 7.70%, Perpetual .........    United States          8,000,000               8,360,000
      (m) Wells Fargo Capital XV, pfd., 9.75%, Perpetual ...........    United States          6,700,000               7,537,500
                                                                                                              ------------------
                                                                                                                      74,877,205
                                                                                                              ------------------
          CAPITAL GOODS 1.5%
      (f) Allison Transmission Inc., senior note, 144A, 11.00%,
             11/01/15 ..............................................    United States         12,000,000              13,020,000
          Case New Holland Inc., senior note,
             7.125%, 3/01/14 .......................................    United States          9,350,000               9,607,125
      (f)    144A, 7.75%, 9/01/13 ..................................    United States          2,000,000               2,115,000
          Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 .......    United States          3,200,000               3,056,000
          L-3 Communications Corp., senior sub. note, 5.875%,
             1/15/15 ...............................................    United States          4,500,000               4,590,000
      (f) Libbey Glass Inc., senior secured note, 144A, 10.00%,
             2/15/15 ...............................................    United States          4,100,000               4,351,125
          Manitowoc Co. Inc., senior note, 9.50%, 2/15/18 ..........    United States          6,400,000               6,752,000
      (f) Oshkosh Corp., senior note, 144A,
             8.25%, 3/01/17 ........................................    United States          1,400,000               1,480,500
             8.50%, 3/01/20 ........................................    United States          1,300,000               1,378,000
      (f) RBS Global & Rexnord Corp., senior note, 144A, 8.50%,
             5/01/18 ...............................................    United States         10,700,000              10,740,125
      (f) RSC Equipment Rental Inc./RSC Holdings, senior note, 144A,
             10.25%, 11/15/19 ......................................    United States          1,000,000               1,047,500
          RSC Equipment Rental Inc., senior note, 9.50%,
             12/01/14 ..............................................    United States         11,000,000              11,357,500
                                                                                                              ------------------
                                                                                                                      69,494,875
                                                                                                              ------------------


                               Annual Report | 27

Franklin Strategic Series


                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          CORPORATE BONDS (CONTINUED)
          COMMERCIAL & PROFESSIONAL SERVICES 0.2%
      (f) Casella Waste Systems Inc., senior secured note, 144A,
             11.00%, 7/15/14 .......................................    United States          1,750,000      $        1,907,500
   (f, j) JohnsonDiversey Holdings Inc., senior note, 144A, PIK,
             10.50%, 5/15/20 .......................................    United States          7,200,000               7,718,400
                                                                                                              ------------------
                                                                                                                       9,625,900
                                                                                                              ------------------
          CONSUMER DURABLES & APPAREL 0.7%
          Jarden Corp., senior sub. note, 7.50%,
             5/01/17 ...............................................    United States         10,000,000              10,275,000
             1/15/20 ...............................................    United States          1,700,000               1,751,000
          Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .....    United States         11,000,000              11,096,250
          KB Home, senior note,
             6.25%, 6/15/15 ........................................    United States          6,000,000               5,902,500
             7.25%, 6/15/18 ........................................    United States          1,000,000                 986,250
                                                                                                              ------------------
                                                                                                                      30,011,000
                                                                                                              ------------------
          CONSUMER SERVICES 2.5%
   (f, l) Cirsa Funding Luxembourg SA, senior bond, 144A, 8.75%,
             5/15/18 ...............................................        Spain              2,700,000 EUR           3,558,698
   (f, k) Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15 ...........    United States          8,000,000                 150,000
          Harrah's Operating Co. Inc., senior secured note, 11.25%,
             6/01/17 ...............................................    United States         18,000,000              19,710,000
          Host Hotels & Resorts LP, senior note,
             K, 7.125%, 11/01/13 ...................................    United States         10,000,000              10,225,000
             S, 6.875%, 11/01/14 ...................................    United States          1,000,000               1,021,250
          MGM MIRAGE,
             senior note, 6.625%, 7/15/15 ..........................    United States         16,000,000              13,880,000
             senior note, 7.50%, 6/01/16 ...........................    United States          1,000,000                 887,500
      (f)    senior secured note, 144A, 9.00%, 3/15/20 .............    United States          3,000,000               3,165,000
      (f) Norwegian Cruise Line Ltd., senior secured note, 144A,
             11.75%, 11/15/16 ......................................    United States         11,000,000              12,265,000
          Pinnacle Entertainment Inc.,
      (f)    senior note, 144A, 8.625%, 8/01/17 ....................    United States          5,000,000               5,250,000
             senior sub. note, 8.25%, 3/15/12 ......................    United States          2,132,000               2,145,325
             senior sub. note, 7.50%, 6/15/15 ......................    United States          4,000,000               3,870,000
          Royal Caribbean Cruises Ltd., senior deb., 7.25%,
             3/15/18 ...............................................    United States         10,000,000              10,075,000
      (f) Shingle Springs Tribal Gaming, senior note, 144A, 9.375%,
             6/15/15 ...............................................    United States          5,100,000               4,360,500
          Starwood Hotels & Resorts Worldwide Inc., senior note,
             6.75%, 5/15/18 ........................................    United States         10,000,000              10,350,000
             7.15%, 12/01/19 .......................................    United States          2,000,000               2,085,000
      (k) Station Casinos Inc.,
             senior note, 6.00%, 4/01/12 ...........................    United States            900,000                  69,750
             senior note, 7.75%, 8/15/16 ...........................    United States          4,500,000                 272,813
             senior sub. note, 6.50%, 2/01/14 ......................    United States            500,000                   6,875
             senior sub. note, 6.875%, 3/01/16 .....................    United States          3,800,000                  52,440


                               28 | Annual Report

Franklin Strategic Series


                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          CORPORATE BONDS (CONTINUED)
          CONSUMER SERVICES (CONTINUED)
      (f) Universal City Development,
             senior note, 144A, 8.875%, 11/15/15 ...................    United States          7,000,000      $        7,210,000
             senior sub. note, 144A, 10.875%, 11/15/16 .............    United States          1,000,000               1,067,500
                                                                                                              ------------------
                                                                                                                     111,677,651
                                                                                                              ------------------
          DIVERSIFIED FINANCIALS 3.8%
          American Express Co., senior note, 7.00%, 3/19/18 ........    United States          6,000,000               6,871,038
          Bank of America Corp.,
      (m)    pfd., sub. bond, M, 8.125%, Perpetual .................    United States         15,000,000              15,187,500
             senior note, 5.65%, 5/01/18 ...........................    United States          5,000,000               5,068,790
      (f) Cantor Fitzgerald LP, 144A, 7.875%, 10/15/19 .............    United States          2,000,000               2,055,993
          Capital One Capital V, pfd., junior sub. note, 10.25%,
             8/15/39 ...............................................    United States          4,800,000               5,790,000
          Citigroup Inc.,
             senior note, 6.125%, 11/21/17 .........................    United States          5,000,000               5,203,095
             sub. note, 5.00%, 9/15/14 .............................    United States         10,000,000              10,132,430
          The Export-Import Bank of Korea, senior note, 8.125%,
             1/21/14 ...............................................     South Korea           7,905,000               9,207,127
          General Electric Capital Corp., senior note, A, 8.50%,
             4/06/18 ...............................................    United States        170,000,000 MXN          13,012,111
          GMAC Inc.,
             senior note, 6.875%, 9/15/11 ..........................    United States          8,000,000               8,180,000
             senior note, 6.875%, 8/28/12 ..........................    United States          7,000,000               7,166,250
             sub. note, 8.00%, 12/31/18 ............................    United States          3,000,000               3,018,750
          The Goldman Sachs Group Inc., senior bond, 5.375%,
             3/15/20 ...............................................    United States         20,000,000              19,463,240
          Jefferies Group Inc., senior bond, 8.50%, 7/15/19 ........    United States         12,000,000              13,660,248
          JPMorgan Chase & Co.,
             6.00%, 1/15/18 ........................................    United States          5,000,000               5,399,490
      (m)    junior sub. note, 1, 7.90%, Perpetual .................    United States          5,000,000               5,268,740
          JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37 ...    United States         14,000,000              13,263,740
      (k) Lehman Brothers Holdings Inc., senior note, 6.20%,
             9/26/14 ...............................................    United States         16,000,000               3,600,000
          Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17 ....    United States         10,000,000              10,512,750
          Morgan Stanley, senior note, 6.00%, 4/28/15 ..............    United States         12,000,000              12,836,940
                                                                                                              ------------------
                                                                                                                     174,898,232
                                                                                                              ------------------
          ENERGY 5.6%
      (f) Antero Resources Finance, senior note, 144A, 9.375%,
             12/01/17 ..............................................    United States         10,000,000              10,400,000
          Berry Petroleum Co., senior note, 10.25%, 6/01/14 ........    United States          6,600,000               7,342,500
          Chesapeake Energy Corp., senior note,
             7.625%, 7/15/13 .......................................    United States          1,500,000               1,561,875
             9.50%, 2/15/15 ........................................    United States          1,000,000               1,101,250
             6.625%, 1/15/16 .......................................    United States          4,500,000               4,455,000
             6.25%, 1/15/18 ........................................    United States          8,000,000               7,760,000
             7.25%, 12/15/18 .......................................    United States          1,000,000               1,005,000


                               Annual Report | 29

Franklin Strategic Series


                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          CORPORATE BONDS (CONTINUED)
          ENERGY (CONTINUED)
          Compagnie Generale de Geophysique-Veritas, senior note,
             7.50%, 5/15/15 ........................................       France              7,000,000      $        7,122,500
             9.50%, 5/15/16 ........................................       France                600,000                 653,712
             7.75%, 5/15/17 ........................................       France              5,000,000               5,075,000
      (f) Consol Energy Inc., senior note, 144A,
             8.00%, 4/01/17 ........................................    United States          2,000,000               2,122,500
             8.25%, 4/01/20 ........................................    United States          2,200,000               2,354,000
          Copano Energy LLC, senior note,
             8.125%, 3/01/16 .......................................    United States         11,000,000              11,220,000
             7.75%, 6/01/18 ........................................    United States          2,000,000               2,020,000
      (f) Crosstex Energy LP/ Crosstex Energy Finance Corp.,
             senior note, 144A, 8.875%, 2/15/18 ....................    United States          2,600,000               2,717,000
          Denbury Resources Inc., senior sub. note, 8.25%,
             2/15/20 ...............................................    United States          3,590,000               3,868,225
          El Paso Corp., senior note,
             12.00%, 12/12/13 ......................................    United States          9,000,000              10,755,612
             7.00%, 6/15/17 ........................................    United States          3,500,000               3,613,355
      (h) Enterprise Products Operating LLC, junior sub. note, FRN,
             7.034%, 1/15/68 .......................................    United States         12,000,000              11,611,884
      (f) Expro Finance Luxembourg, senior secured note, 144A, 8.50%,
             12/15/16 ..............................................   United Kingdom         10,000,000              10,247,130
      (f) General Maritime Corp., senior note, 144A, 12.00%,
             11/15/17 ..............................................    United States          7,100,000               7,703,500
      (f) Holly Corp., senior note, 144A, 9.875%, 6/15/17 ..........    United States          6,173,000               6,450,785
      (f) Linn Energy Corp., senior note, 144A, 8.625%, 4/15/20 ....    United States          8,000,000               8,340,000
          Mariner Energy Inc., senior note,
             7.50%, 4/15/13 ........................................    United States          1,600,000               1,664,000
             11.75%, 6/30/16 .......................................    United States          2,000,000               2,570,000
          MarkWest Energy Partners LP, senior note,
             6.875%, 11/01/14 ......................................    United States          8,000,000               7,900,000
             8.75%, 4/15/18 ........................................    United States            800,000                 833,000
             B, 6.875%, 11/01/14 ...................................    United States            700,000                 689,500
      (f) Martin Midstream Partners LP, senior note, 144A, 8.875%,
             4/01/18 ...............................................    United States          2,500,000               2,550,000
      (f) OPTI Canada Inc., senior secured note, 144A, 9.00%,
             12/15/12 ..............................................       Canada              3,000,000               3,090,000
          Peabody Energy Corp., senior note,
             7.375%, 11/01/16 ......................................    United States          2,000,000               2,130,000
             B, 6.875%, 3/15/13 ....................................    United States         10,000,000              10,175,000
          Petrohawk Energy Corp., senior note, 10.50%, 8/01/14 .....    United States          9,500,000              10,545,000
          Petroleos de Venezuela SA, senior bond, zero cpn.,
             7/10/11 ...............................................      Venezuela           18,290,000              15,889,437
      (f) Petroplus Finance Ltd., senior note, 144A, 6.75%,
             5/01/14 ...............................................     Switzerland           6,300,000               6,016,500
          Plains Exploration & Production Co., senior note,
             7.75%, 6/15/15 ........................................    United States          2,000,000               2,055,000
             10.00%, 3/01/16 .......................................    United States          1,000,000               1,112,500
             7.625%, 6/01/18 .......................................    United States          9,000,000               9,213,750
             8.625%, 10/15/19 ......................................    United States          1,000,000               1,062,500


                               30 | Annual Report

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          CORPORATE BONDS (CONTINUED)
          ENERGY (CONTINUED)
          Quicksilver Resources Inc., senior note,
             8.25%, 8/01/15 ........................................    United States         10,000,000      $       10,350,000
             11.75%, 1/01/16 .......................................    United States            500,000                 582,500
             9.125%, 8/15/19 .......................................    United States          1,000,000               1,077,500
      (f) SandRidge Energy Inc., senior note, 144A,
             8.00%, 6/01/18 ........................................    United States         10,500,000              10,368,750
             8.75%, 1/15/20 ........................................    United States          1,300,000               1,313,000
          Teekay Corp., senior note, 8.50%, 1/15/20 ................  Marshall Islands         2,700,000               2,872,125
          Tesoro Corp., senior note,
             6.25%, 11/01/12 .......................................    United States            500,000                 506,250
             6.50%, 6/01/17 ........................................    United States         11,000,000              10,395,000
          Weatherford International Ltd., senior note,
             6.00%, 3/15/18 ........................................    United States          8,000,000               8,589,016
             9.625%, 3/01/19 .......................................    United States          2,000,000               2,590,684
                                                                                                              ------------------
                                                                                                                     255,641,840
                                                                                                              ------------------
          FOOD & STAPLES RETAILING 0.3%
          Rite Aid Corp., senior secured note, 9.75%, 6/12/16 ......    United States          7,284,000               8,057,925
          SUPERVALU Inc., senior note, 8.00%, 5/01/16 ..............    United States          3,700,000               3,783,250
                                                                                                              ------------------
                                                                                                                      11,841,175
                                                                                                              ------------------
          FOOD, BEVERAGE & TOBACCO 1.4%
      (f) Alliance One International Inc., senior note, 144A, 10.00%,
             7/15/16 ...............................................    United States          2,203,000               2,346,195
          Altria Group Inc.,
             senior bond, 9.25%, 8/06/19 ...........................    United States          3,300,000               4,083,097
             senior note, 9.70%, 11/10/18 ..........................    United States          7,000,000               8,816,591
      (f) Anheuser-Busch InBev NV, senior note, 144A, 7.75%,
             1/15/19 ...............................................    United States         10,000,000              12,056,080
      (f) CEDC Finance Corp. International Inc., senior secured note,
             144A, 9.125%, 12/01/16 ................................    United States          8,100,000               8,626,500
      (f) Cott Beverages Inc., senior note, 144A, 8.375%,
             11/15/17 ..............................................    United States          4,500,000               4,713,750
          Dole Food Co. Inc., senior secured note, 13.875%,
             3/15/14 ...............................................    United States          6,077,000               7,383,555
      (f) JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 .........    United States          9,000,000              10,417,500
      (f) Pinnacle Foods Finance LLC, senior note, 144A, 9.25%,
             4/01/15 ...............................................    United States          6,150,000               6,426,750
                                                                                                              ------------------
                                                                                                                      64,870,018
                                                                                                              ------------------
          HEALTH CARE EQUIPMENT & SERVICES 2.6%
          Boston Scientific Corp., senior note, 6.00%, 1/15/20 .....    United States         12,000,000              11,880,912
          Coventry Health Care Inc., senior note,
             6.30%, 8/15/14 ........................................    United States          5,200,000               5,484,591
             5.95%, 3/15/17 ........................................    United States          5,000,000               4,882,255
          DaVita Inc., senior sub. note, 7.25%, 3/15/15 ............    United States         12,000,000              12,300,000
          FMC Finance III SA, senior note, 6.875%, 7/15/17 .........       Germany             7,500,000               7,818,750
          Fresenius Medical Care Capital Trust IV, 7.875%,
             6/15/11 ...............................................       Germany             2,500,000               2,637,500
      (f) Fresenius US Finance II, senior note, 144A, 9.00%,
             7/15/15 ...............................................       Germany             7,000,000               7,910,000


                               Annual Report | 31

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          CORPORATE BONDS (CONTINUED)
          HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
          HCA Inc.,
             senior note, 6.50%, 2/15/16 ...........................    United States          3,000,000      $        2,936,250
             senior secured note, 9.125%, 11/15/14 .................    United States         10,000,000              10,662,500
      (f)    senior secured note, 144A, 7.25%, 9/15/20 .............    United States          1,700,000               1,782,875
      (j)    senior secured note, PIK, 9.625%, 11/15/16 ............    United States          7,000,000               7,630,000
      (f) Tenet Healthcare Corp., senior secured note, 144A,
             9.00%, 5/01/15 ........................................    United States          2,500,000               2,734,375
             10.00%, 5/01/18 .......................................    United States          3,650,000               4,174,687
             8.875%, 7/01/19 .......................................    United States          4,500,000               4,978,125
      (j) United Surgical Partners International Inc., senior sub.
             note, PIK, 9.25%, 5/01/17 .............................    United States          9,000,000               9,495,000
   (h, j) US Oncology Holdings Inc., senior note, PIK, FRN, 7.178%,
             3/15/12 ...............................................    United States         10,109,000               9,618,350
          US Oncology Inc., senior secured note, 9.125%, 8/15/17 ...    United States            800,000                 840,000
      (f) Vanguard Health Holding Co. II LLC, senior bond, 144A,
             8.00%, 2/01/18 ........................................    United States         10,000,000               9,950,000
                                                                                                              ------------------
                                                                                                                     117,716,170
                                                                                                              ------------------
          INSURANCE 1.3%
          American International Group Inc., senior note, 5.60%,
             10/18/16 ..............................................    United States         10,000,000               9,453,880
          Lincoln National Corp., senior note,
             8.75%, 7/01/19 ........................................    United States         10,000,000              12,494,980
             6.25%, 2/15/20 ........................................    United States          3,600,000               3,855,017
   (f, h) MetLife Capital Trust X, secured bond, 144A, FRN, 9.25%,
             4/08/68 ...............................................    United States          1,900,000               2,232,500
      (h) MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66 .....    United States          8,000,000               7,699,369
          Reinsurance Group of America Inc., senior note, 6.45%,
             11/15/19 ..............................................    United States         10,000,000              10,596,400
          Willis North America Inc., senior note, 7.00%, 9/29/19 ...    United States         10,000,000              10,591,740
                                                                                                              ------------------
                                                                                                                      56,923,886
                                                                                                              ------------------
          MATERIALS 3.1%
          Ball Corp., senior note,
             7.125%, 9/01/16 .......................................    United States          1,500,000               1,601,250
             7.375%, 9/01/19 .......................................    United States          1,500,000               1,586,250
      (f) Building Materials Corp. of America, senior note, 144A,
             7.50%, 3/15/20 ........................................    United States          4,000,000               4,010,000
          CF Industries Holdings Inc., senior note, 6.875%,
             5/01/18 ...............................................    United States          5,100,000               5,335,875
          Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%,
             4/01/17 ...............................................    United States          9,000,000              10,104,669
          Huntsman International LLC,
      (f)    senior note, 144A, 5.50%, 6/30/16 .....................    United States            600,000                 549,000
             senior sub. note, 7.875%, 11/15/14 ....................    United States         11,000,000              11,220,000
      (f) Ineos Group Holdings PLC, senior secured note, 144A,
             8.50%, 2/15/16 ........................................   United Kingdom          8,000,000               7,160,000
      (f) Kerling PLC, senior secured note, 144A, 10.625%,
             1/28/17 ...............................................   United Kingdom          5,800,000 EUR           8,223,787
      (f) LBI Escrow Corp., senior secured note, 144A, 8.00%,
             11/01/17 ..............................................    United States          3,300,000               3,427,875
      (f) MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17 ...    United States         10,100,000              10,478,750


                               32 | Annual Report

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          CORPORATE BONDS (CONTINUED)
          MATERIALS (CONTINUED)
          Nalco Co.,
      (f)    senior note, 144A, 8.25%, 5/15/17 .....................    United States          1,000,000      $        1,077,500
             senior sub. note, 8.875%, 11/15/13 ....................    United States          9,000,000               9,315,000
          NewPage Corp., senior secured note, 11.375%, 12/31/14 ....    United States         12,000,000              12,390,000
          Novelis Inc., senior note,
             7.25%, 2/15/15 ........................................        Canada             4,400,000               4,356,000
             11.50%, 2/15/15 .......................................        Canada             1,000,000               1,105,000
          Owens-Brockway Glass Container Inc., senior note,
             6.75%, 12/01/14 .......................................    United States          8,000,000               8,240,000
             7.375%, 5/15/16 .......................................    United States          1,000,000               1,065,000
          Owens-Illinois Inc., senior note, 7.80%, 5/15/18 .........    United States          1,000,000               1,057,500
          Solo Cup Co.,
             senior secured note, 10.50%, 11/01/13 .................    United States          1,700,000               1,819,000
             senior sub. note, 8.50%, 2/15/14 ......................    United States          9,000,000               9,090,000
          Teck Resources Ltd., senior secured note, 10.75%,
             5/15/19 ...............................................        Canada             7,300,000               9,125,000
          Weyerhaeuser Co., senior note, 7.375%, 10/01/19 ..........    United States          6,500,000               7,108,680
      (f) Xstrata Finance Canada Ltd., 144A, 5.80%, 11/15/16 .......   United Kingdom         10,000,000              10,719,960
                                                                                                              ------------------
                                                                                                                     140,166,096
                                                                                                              ------------------
          MEDIA 4.1%
      (f) Cablevision Systems Corp., senior note, 144A, 8.625%,
             9/15/17 ...............................................    United States          3,000,000               3,180,000
          CCH II LLC/CCH II Capital Corp., senior note,
             13.50%, 12/02/16 ......................................    United States          3,000,000               3,645,000
      (f)    144A, 13.50%, 11/30/16 ................................    United States          7,333,779               8,837,204
      (f) CCO Holdings LLC, senior note, 144A,
             7.875%, 4/30/18 .......................................    United States          1,900,000               1,942,750
             8.125%, 4/30/20 .......................................    United States          1,800,000               1,849,500
      (f) Clear Channel Worldwide Holdings Inc., senior note,
             A, 144A, 9.25%, 12/15/17 ..............................    United States          1,200,000               1,287,000
             B, 144A, 9.25%, 12/15/17 ..............................    United States          4,800,000               5,166,000
          CSC Holdings Inc.,
             senior deb., 7.625%, 7/15/18 ..........................    United States          6,000,000               6,330,000
             senior note, 6.75%, 4/15/12 ...........................    United States            600,000                 633,000
      (f)    senior note, 144A, 8.50%, 4/15/14 .....................    United States          3,000,000               3,232,500
          DIRECTV Holdings LLC, senior note, 7.625%, 5/15/16 .......    United States          7,500,000               8,382,097
          EchoStar DBS Corp., senior note,
             7.75%, 5/31/15 ........................................    United States          5,000,000               5,275,000
             7.125%, 2/01/16 .......................................    United States         10,000,000              10,200,000
          Lamar Media Corp.,
             senior note, 9.75%, 4/01/14 ...........................    United States          1,000,000               1,117,500
      (f)    senior sub. note, 144A, 7.875%, 4/15/18 ...............    United States          3,800,000               3,904,500
             senior sub. note, B, 6.625%, 8/15/15 ..................    United States          1,500,000               1,462,500
          Liberty Media Corp., senior note, 5.70%, 5/15/13 .........    United States         10,000,000              10,100,000
          LIN Television Corp.,
      (f)    senior note, 144A, 8.375%, 4/15/18 ....................    United States            800,000                 830,000
             senior sub. note, 6.50%, 5/15/13 ......................    United States         10,000,000               9,950,000
      (f) Media General Inc., senior secured note, 144A, 11.75%,
             2/15/17 ...............................................    United States          7,600,000               8,151,000


                               Annual Report | 33

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          CORPORATE BONDS (CONTINUED)
          MEDIA (CONTINUED)
      (d) Radio One Inc., senior sub. note, 6.375%, 2/15/13 ........    United States          8,000,000      $        6,740,000
      (f) Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%,
             1/31/17 ...............................................        Italy              8,000,000 EUR          10,522,103
      (f) Sinclair Television Group Inc., senior secured note, 144A,
             9.25%, 11/01/17 .......................................    United States         11,000,000              11,742,500
      (f) Sitel LLC, senior note, 144A, 11.50%, 4/01/18 ............    United States          6,600,000               6,732,000
          Time Warner Inc., 7.625%, 4/15/31 ........................    United States          9,000,000              10,489,887
      (f) UPC Germany GmbH, senior sub. note, 144A, 9.625%,
             12/01/19 ..............................................       Germany             2,100,000 EUR           3,012,512
      (f) UPC Holding BV, senior note, 144A, 9.875%, 4/15/18 .......     Netherlands           2,500,000               2,650,000
          Viacom Inc., senior note, 6.875%, 4/30/36 ................    United States         10,000,000              10,973,190
      (f) Virgin Media Secured Finance, senior secured note, 144A,
             6.50%, 1/15/18 ........................................   United Kingdom          5,600,000               5,698,564
      (f) WMG Acquisition Corp., senior secured note, 144A, 9.50%,
             6/15/16 ...............................................    United States         11,000,000              11,935,000
   (f, l) Ziggo Bond Co., senior bond, 144A, 8.00%, 5/15/18 ........     Netherlands           7,600,000 EUR          10,194,147
                                                                                                              ------------------
                                                                                                                     186,165,454
                                                                                                              ------------------
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 0.1%
      (f) Talecris Biotherapeutics Holdings Corp., senior note,
             144A, 7.75%, 11/15/16 .................................    United States          5,500,000               5,582,500
                                                                                                              ------------------
          REAL ESTATE 2.0%
          Boston Properties LP, senior note, 5.625%, 11/15/20 ......    United States         15,000,000              15,420,810
      (f) Dexus Finance Property Ltd., 144A, 7.125%, 10/15/14 ......      Australia           12,000,000              13,274,004
      (f) Digital Realty Trust LP, 144A, 5.875%, 2/01/20 ...........    United States          8,500,000               8,554,442
          Duke Realty LP, senior note, 8.25%, 8/15/19 ..............    United States         12,000,000              13,656,852
          ERP Operating LP, 5.75%, 6/15/17 .........................    United States          3,300,000               3,543,956
          FelCor Lodging LP, senior secured note, 10.00%,
             10/01/14 ..............................................    United States          5,650,000               5,932,500
          Forest City Enterprises Inc., senior note, 7.625%,
             6/01/15 ...............................................    United States          8,500,000               7,947,500
          Healthcare Realty Trust Inc., senior note, 6.50%,
             1/17/17 ...............................................    United States         12,000,000              12,582,888
          Kimco Realty Corp., senior note, 6.875%, 10/01/19 ........    United States         10,000,000              11,312,240
                                                                                                              ------------------
                                                                                                                      92,225,192
                                                                                                              ------------------
          RETAILING 0.9%
          Dollar General Corp., senior note, 10.625%, 7/15/15 ......    United States         10,000,000              11,162,500
   (f, h) Edcon Holdings, 144A, FRN, 6.15%, 6/15/15 ................    South Africa           5,000,000 EUR           4,612,177
   (f, h) Edcon Proprietary Ltd., senior secured note, 144A, FRN,
             3.90%, 6/15/14 ........................................    South Africa           7,000,000 EUR           7,304,119
          Michaels Stores Inc., senior note, 10.00%, 11/01/14 ......    United States         11,100,000              11,821,500
      (f) QVC Inc., senior secured note, 144A, 7.50%, 10/01/19 .....    United States          4,400,000               4,521,000
                                                                                                              ------------------
                                                                                                                      39,421,296
                                                                                                              ------------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.3%
      (f) Advanced Micro Devices Inc., senior note, 144A, 8.125%,
             12/15/17 ..............................................    United States          2,200,000               2,277,000
          Freescale Semiconductor Inc., senior note,
             8.875%, 12/15/14 ......................................    United States         12,500,000              12,375,000
             10.125%, 12/15/16 .....................................    United States            300,000                 289,875
                                                                                                              ------------------
                                                                                                                      14,941,875
                                                                                                              ------------------


                               34 | Annual Report

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          CORPORATE BONDS (CONTINUED)
          SOFTWARE & SERVICES 0.4%
          SunGard Data Systems Inc.,
             senior note, 9.125%, 8/15/13 ..........................    United States          6,000,000      $        6,187,500
             senior sub. note, 10.25%, 8/15/15 .....................    United States         10,000,000              10,587,500
                                                                                                              ------------------
                                                                                                                      16,775,000
                                                                                                              ------------------
          TECHNOLOGY HARDWARE & EQUIPMENT 0.4%
          Jabil Circuit Inc., senior note, 7.75%, 7/15/16 ..........    United States          5,200,000               5,538,000
          Sanmina-SCI Corp.,
   (f, h)    senior note, 144A, FRN, 3.007%, 6/15/14 ...............    United States          2,000,000               1,920,000
             senior sub. note, 6.75%, 3/01/13 ......................    United States          4,300,000               4,300,000
             senior sub. note, 8.125%, 3/01/16 .....................    United States          4,000,000               4,070,000
      (f) ViaSat Inc., senior note, 144A, 8.875%, 9/15/16 ..........    United States          2,100,000               2,163,000
                                                                                                              ------------------
                                                                                                                      17,991,000
                                                                                                              ------------------
          TELECOMMUNICATION SERVICES 3.0%
      (f) America Movil SAB de CV, senior note, 144A, 5.00%,
             3/30/20 ...............................................       Mexico             13,300,000              13,457,818
          Crown Castle International Corp.,
             senior bond, 7.125%, 11/01/19 .........................    United States            400,000                 404,000
             senior note, 9.00%, 1/15/15 ...........................    United States          8,000,000               8,630,000
      (f) Digicel Group Ltd., senior note, 144A,
             8.875%, 1/15/15 .......................................       Jamaica            11,000,000              11,096,250
             8.25%, 9/01/17 ........................................       Jamaica             1,000,000               1,027,500
      (f) Integra Telecom Inc., senior secured note, 144A, 10.75%,
             4/15/16 ...............................................    United States          5,200,000               5,330,000
          Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16 ......       Bermuda            10,000,000              10,875,000
          Intelsat Subsidiary Holding Co. Ltd., senior note, 8.50%,
             1/15/13 ...............................................       Bermuda            10,000,000              10,225,000
          MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14 .....    United States         11,000,000              11,467,500
          Millicom International Cellular SA, senior note, 10.00%,
             12/01/13 ..............................................     Luxembourg           10,000,000              10,425,000
      (f) New Communications Holdings, senior note, 144A,
             8.25%, 4/15/17 ........................................    United States          1,700,000               1,759,500
             8.50%, 4/15/20 ........................................    United States          1,900,000               1,966,500
             8.75%, 4/15/22 ........................................    United States          4,300,000               4,450,500
          Qwest Communications International Inc., senior note,
             7.50%, 2/15/14 ........................................    United States         10,000,000              10,225,000
      (f) SBA Telecommunications Inc., senior note, 144A, 8.25%,
             8/15/19 ...............................................    United States          3,900,000               4,202,250
          Sprint Nextel Corp., senior note, 8.375%, 8/15/17 ........    United States         12,000,000              12,465,000
          Verizon New York Inc., senior deb., B, 7.375%, 4/01/32 ...    United States          1,500,000               1,670,512
      (f) Wind Acquisition Finance SA, senior note, 144A,
             12.00%, 12/01/15 ......................................        Italy             10,000,000              10,725,000
             11.75%, 7/15/17 .......................................        Italy              1,000,000               1,123,750
   (f, j) Wind Acquisition Holding, senior secured note, 144A, PIK,
          12.25%, 7/15/17 ..........................................        Italy              2,000,000 EUR           2,593,638
                                                                                                              ------------------
                                                                                                                     134,119,718
                                                                                                              ------------------


                               Annual Report | 35

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          CORPORATE BONDS (CONTINUED)
          TRANSPORTATION 0.4%
      (f) Ceva Group PLC, senior secured note, 144A,
             11.625%, 10/01/16 .....................................   United Kingdom            400,000      $          436,500
             11.50%, 4/01/18 .......................................   United Kingdom          8,700,000               9,406,875
      (f) Delta Air Lines Inc., senior secured note, 144A, 9.50%,
             9/15/14 ...............................................    United States          8,753,000               9,387,592
                                                                                                              ------------------
                                                                                                                      19,230,967
                                                                                                              ------------------
          UTILITIES 2.1%
          Ameren Corp., senior note, 8.875%, 5/15/14 ...............    United States         10,000,000              11,689,780
          CenterPoint Energy Inc., senior note,
             6.125%, 11/01/17 ......................................    United States          7,500,000               8,150,355
             6.50%, 5/01/18 ........................................    United States          1,500,000               1,637,817
          CMS Energy Corp., senior note, 8.75%, 6/15/19 ............    United States          5,400,000               6,207,516
          Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 .......    United States         12,000,000              10,620,000
      (f) Enogex LLC, senior note, 144A, 6.25%, 3/15/20 ............    United States         12,000,000              12,367,452
      (f) Infinis PLC, senior note, 144A, 9.125%, 12/15/14 .........   United Kingdom          1,525,000 GBP           2,425,114
      (f) Intergen NV, senior secured note, 144A, 9.00%, 6/30/17 ...     Netherlands          12,000,000              12,600,000
          NRG Energy Inc., senior note,
             7.25%, 2/01/14 ........................................    United States          2,500,000               2,540,625
             7.375%, 2/01/16 .......................................    United States         10,000,000               9,925,000
             7.375%, 1/15/17 .......................................    United States          2,500,000               2,468,750
          Texas Competitive Electric Holdings Co. LLC, senior note,
             A, 10.25%, 11/01/15 ...................................    United States         20,000,000              15,050,000
                                                                                                              ------------------
                                                                                                                      95,682,409
                                                                                                              ------------------
          TOTAL CORPORATE BONDS (COST $1,653,308,601) ..............                                               1,778,966,077
                                                                                                              ------------------
          ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES 6.5%
          BANKS 4.8%
      (h) Banc of America Commercial Mortgage Inc., 2005-6, A4, FRN,
             5.178%, 9/10/47 .......................................    United States          8,000,000               8,449,986
      (h) Citibank Credit Card Issuance Trust, 2005-A3, A3, FRN,
             0.333%, 4/24/14 .......................................    United States          3,000,000               2,991,623
          Citigroup Commercial Mortgage Trust,
      (h)    2007-C6, AM, FRN, 5.70%, 6/10/17 ......................    United States          3,500,000               3,167,536
             2008-C7, A4, 6.298%, 12/10/49 .........................    United States         19,150,000              19,671,052
          Citigroup/Deutsche Bank Commercial Mortgage Trust,
             2006-CD3, A5, 5.617%, 10/15/48 ........................    United States         22,000,000              22,663,557
          Countrywide Asset-Backed Certificates, 2005-11, AF4,
             5.21%, 3/25/34 ........................................    United States          2,800,000               1,447,642
          GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%,
             1/10/38 ...............................................    United States          1,827,831               1,923,122
          Greenwich Capital Commercial Funding Corp.,
             2004-GG1, A7, 5.317%, 6/10/36 .........................    United States         15,546,036              16,455,285
             2005-GG5, A5, 5.224%, 4/10/37 .........................    United States         29,320,000              29,826,913
      (h)    2006-GG7, A4, FRN, 5.888%, 7/10/38 ....................    United States         12,000,000              12,497,628


                               36 | Annual Report

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          ASSET-BACKED SECURITIES AND COMMERCIAL
          MORTGAGE-BACKED SECURITIES (CONTINUED)
          BANKS (CONTINUED)
          GS Mortgage Securities Corp. II,
             2003-C1, A3, 4.608%, 1/10/40 ..........................    United States          3,965,000      $        4,132,410
      (h)    2006-GG6, A4, FRN, 5.553%, 4/10/38 ....................    United States         17,420,000              17,865,381
             2006-GG8, A4, 5.56%, 11/10/39 .........................    United States          5,000,000               5,005,780
          LB-UBS Commercial Mortgage Trust,
      (h)    2002-C2, A4, FRN, 5.594%, 6/15/31 .....................    United States          5,000,000               5,310,813
             2005-C5, A4, 4.954%, 9/15/30 ..........................    United States         13,000,000              13,430,412
             2006-C1, A4, 5.156%, 2/15/31 ..........................    United States         13,250,000              13,638,679
      (h) Morgan Stanley Capital I Trust, 2004-IQ7, A4, FRN, 5.537%,
             6/15/38 ...............................................    United States          7,000,000               7,379,935
   (f, h) Schiller Park CLO Ltd., 2007-1A, A2, 144A, FRN, 0.556%,
             4/25/21 ...............................................    United States         12,300,000              11,019,078
   (f, h) Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1,
             144A, FRN, 0.334%, 6/15/20 ............................    United States         21,269,898              18,904,792
                                                                                                              ------------------
                                                                                                                     215,781,624
                                                                                                              ------------------
          DIVERSIFIED FINANCIALS 1.7%
      (h) American Express Credit Account Master Trust, 2008-1, A,
             FRN, 0.704%, 8/15/13 ..................................    United States          8,200,000               8,222,211
   (f, h) Armstrong Loan Funding Ltd., 2008-1A, B, 144A, FRN,
             1.249%, 8/10/16 .......................................   Cayman Islands         16,689,980              15,689,666
   (f, h) Babson CLO Ltd., 2005-2A, A1, 144A, FRN, 0.499%,
             7/20/19 ...............................................   Cayman Islands          6,233,446               5,729,347
   (f, h) Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.596%,
             3/11/21 ...............................................   Cayman Islands          3,881,000               3,396,263
      (h) Chase Issuance Trust, sub. note, 2006-A7, A, FRN, 0.264%,
             2/15/13 ...............................................    United States          4,000,000               3,997,327
   (f, h) Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.303%,
             10/15/21 ..............................................   Cayman Islands          2,680,000               2,170,478
          JPMorgan Chase Commercial Mortgage Securities Corp.,
      (h)    2004-CB9, A4, FRN, 5.371%, 6/12/41 ....................    United States          8,871,306               9,214,571
             2004-LN2, A2, 5.115%, 7/15/41 .........................    United States            807,292                 826,097
             2005-LDP2, AM, 4.78%, 7/15/42 .........................    United States          2,200,000               2,092,097
      (h)    2005-LDP5, A4, FRN, 5.344%, 12/15/44 ..................    United States          8,280,000               8,707,464
   (f, h) MAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 0.771%,
             12/21/17 ..............................................    United States          4,400,000               3,690,500
          Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%,
             4/25/32 ...............................................    United States            146,797                 142,882
   (f, h) Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.474%,
             8/01/22 ...............................................   Cayman Islands         15,808,011              14,180,576
                                                                                                              ------------------
                                                                                                                      78,059,479
                                                                                                              ------------------
          TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
             MORTGAGE-BACKED SECURITIES (COST $279,055,319) ........                                                 293,841,103
                                                                                                              ------------------
          MORTGAGE-BACKED SECURITIES 3.6%
      (h) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE
          0.0%(e)
          FHLMC, 2.598%, 1/01/33 ...................................    United States            259,496                 270,581
                                                                                                              ------------------


                               Annual Report | 37

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          MORTGAGE-BACKED SECURITIES (CONTINUED)
          FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 1.3%
          FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19 ............    United States          4,044,830      $        4,258,479
          FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22 ............    United States          5,478,468               5,838,991
          FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19 .............    United States            580,681                 625,925
          FHLMC Gold 15 Year, 6.50%, 4/01/11 .......................    United States                122                     127
          FHLMC Gold 15 Year, 7.00%, 9/01/11 .......................    United States                164                     171
          FHLMC Gold 30 Year, 5.00%, 3/01/34 - 6/01/38 .............    United States         15,577,300              16,207,286
          FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36 .............    United States         10,177,226              10,783,900
          FHLMC Gold 30 Year, 6.00%, 6/01/33 - 2/01/39 .............    United States         17,356,533              18,654,351
          FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36 ............    United States          2,051,736               2,233,926
          FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32 .............    United States            175,307                 196,339
          FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31 .............    United States             29,777                  33,947
          FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26 ............    United States                620                     714
          FHLMC Gold 30 Year, 9.00%, 12/01/24 ......................    United States                290                     339
                                                                                                              ------------------
                                                                                                                      58,834,495
                                                                                                              ------------------
      (h) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE
          RATE 0.0%(e)
          FNMA, 2.732%, 12/01/34 ...................................    United States            884,398                 927,178
          FNMA, 2.776%, 4/01/20 ....................................    United States            199,411                 207,394
                                                                                                              ------------------
                                                                                                                       1,134,572
                                                                                                              ------------------
          FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 2.1%
          FNMA 15 Year, 4.50%, 3/01/20 .............................    United States            918,630                 966,130
          FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18 ...................    United States          1,185,259               1,265,213
          FNMA 15 Year, 5.50%, 3/01/14 - 4/01/21 ...................    United States          3,813,410               4,091,849
          FNMA 15 Year, 6.00%, 4/01/13 - 10/01/16 ..................    United States            109,671                 118,330
          FNMA 15 Year, 6.50%, 4/01/11 - 6/01/13 ...................    United States              8,452                   9,115
          FNMA 15 Year, 7.50%, 10/01/14 ............................    United States              9,151                  10,005
          FNMA 30 Year, 4.50%, 4/01/39 .............................    United States         15,694,008              15,841,532
          FNMA 30 Year, 5.00%, 4/01/34 - 6/01/38 ...................    United States         25,379,674              26,344,536
          FNMA 30 Year, 5.50%, 9/01/33 - 1/01/37 ...................    United States         15,439,143              16,337,653
          FNMA 30 Year, 6.00%, 6/01/34 - 11/01/37 ..................    United States         20,596,718              22,069,091
          FNMA 30 Year, 6.50%, 1/01/24 - 10/01/37 ..................    United States          6,215,989               6,753,056
          FNMA 30 Year, 7.50%, 10/01/29 ............................    United States             28,211                  31,882
          FNMA 30 Year, 8.00%, 1/01/25 - 6/01/26 ...................    United States             14,631                  16,923
          FNMA 30 Year, 8.50%, 7/01/25 .............................    United States                705                     818
                                                                                                              ------------------
                                                                                                                      93,856,133
                                                                                                              ------------------
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED
          RATE 0.2%
          GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34 ..............    United States          1,060,886               1,114,860
          GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36 ..............    United States          3,288,342               3,516,807
          GNMA I SF 30 Year, 6.00%, 8/15/36 ........................    United States            412,299                 443,788
          GNMA I SF 30 Year, 6.50%, 3/15/24 - 3/15/32 ..............    United States            251,446                 277,653
          GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28 .............    United States             50,783                  56,962
          GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27 ..............    United States             11,347                  12,812
          GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27 ..............    United States             12,707                  14,613
          GNMA I SF 30 Year, 8.50%, 8/15/24 ........................    United States                131                     152
          GNMA I SF 30 Year, 9.00%, 1/15/25 ........................    United States                453                     525


                               38 | Annual Report

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          MORTGAGE-BACKED SECURITIES (CONTINUED)
          GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE
             (CONTINUED)
          GNMA I SF 30 Year, 9.50%, 6/15/25 ........................    United States                688      $              804
          GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33 ............    United States          1,495,304               1,569,638
          GNMA II SF 30 Year, 5.50%, 6/20/34 .......................    United States            740,802                 791,586
          GNMA II SF 30 Year, 6.00%, 11/20/34 ......................    United States            615,422                 668,273
          GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31 ............    United States            285,122                 315,832
          GNMA II SF 30 Year, 7.50%, 8/20/16 - 4/20/32 .............    United States            157,849                 175,206
                                                                                                              ------------------
                                                                                                                       8,959,511
                                                                                                              ------------------
          TOTAL MORTGAGE-BACKED SECURITIES
             (COST $154,000,071) ...................................                                                 163,055,292
                                                                                                              ------------------
          U.S. GOVERNMENT AND AGENCY SECURITIES 3.9%
          FHLMC,
             5.625%, 3/15/11 .......................................    United States          8,000,000               8,350,128
             senior note, 4.75%, 3/05/12 ...........................    United States          9,000,000               9,603,459
          FNMA,
             1.375%, 4/28/11 .......................................    United States         15,500,000              15,624,821
             4.125%, 4/15/14 .......................................    United States          2,000,000               2,150,084
          U.S. Treasury Bond,
             4.50%, 2/15/16 ........................................    United States         13,100,000              14,386,459
             4.50%, 5/15/17 ........................................    United States         16,000,000              17,457,504
             5.25%, 2/15/29 ........................................    United States          1,750,000               1,950,977
             6.25%, 8/15/23 ........................................    United States          4,000,000               4,891,876
             6.88%, 8/15/25 ........................................    United States          1,000,000               1,302,500
             7.125%, 2/15/23 .......................................    United States          3,000,000               3,926,718
             7.875%, 2/15/21 .......................................    United States          7,200,000               9,807,754
          U.S. Treasury Note,
             3.375%, 6/30/13 .......................................    United States          2,000,000               2,111,720
             4.00%, 11/15/12 .......................................    United States          1,850,000               1,979,935
             4.125%, 8/15/10 .......................................    United States          2,900,000               2,932,964
             4.25%, 8/15/13 ........................................    United States          1,000,000               1,085,078
             4.25%, 11/15/14 .......................................    United States            700,000                 762,727
             4.375%, 8/15/12 .......................................    United States          1,000,000               1,075,235
             4.50%, 9/30/11 ........................................    United States          1,500,000               1,581,738
             4.75%, 8/15/17 ........................................    United States          7,000,000               7,740,467
             5.00%, 8/15/11 ........................................    United States          2,100,000               2,220,259
      (n) Index Linked, 1.625%, 1/15/15 ............................    United States         24,971,894              26,392,171
      (n) Index Linked, 1.875%, 7/15/15 ............................    United States          2,228,570               2,390,315
      (n) Index Linked, 2.00%, 1/15/16 .............................    United States         12,012,103              12,963,690
      (n) Index Linked, 2.50%, 7/15/16 .............................    United States         20,927,857              23,298,585
                                                                                                              ------------------
          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
             (COST $167,188,671) ...................................                                                 175,987,164
                                                                                                              ------------------
          FOREIGN GOVERNMENT AND AGENCY SECURITIES 24.1%
      (f) Arab Republic of Egypt, 144A, 5.75%, 4/29/20 .............        Egypt              3,375,000               3,420,562
   (h, o) Government of Argentina, senior bond, FRN, 0.389%,
             8/03/12 ...............................................      Argentina          142,168,000              48,123,868
          Government of Australia, TB123, 5.75%, 4/15/12 ...........      Australia           59,940,000 AUD          56,225,286


                               Annual Report | 39

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
          Government of Hungary, 6.25%, 1/29/20 ....................       Hungary           18,690,000       $       19,530,957
          Government of Indonesia,
             FR19, 14.25%, 6/15/13 .................................      Indonesia      63,035,000,000 IDR            8,275,512
             FR20, 14.275%, 12/15/13 ...............................      Indonesia      28,415,000,000 IDR            3,792,334
             FR26, 11.00%, 10/15/14 ................................      Indonesia       4,500,000,000 IDR              553,780
             FR28, 10.00%, 7/15/17 .................................      Indonesia      10,200,000,000 IDR            1,230,852
             FR34, 12.80%, 6/15/21 .................................      Indonesia     108,710,000,000 IDR           15,579,861
             FR39, 11.75%, 8/15/23 .................................      Indonesia      29,150,000,000 IDR            3,887,158
             FR42, 10.25%, 7/15/27 .................................      Indonesia      86,000,000,000 IDR           10,035,409
             FR44, 10.00%, 9/15/24 .................................      Indonesia      92,490,000,000 IDR           10,926,907
             FR47, 10.00%, 2/15/28 .................................      Indonesia      28,000,000,000 IDR            3,191,149
      (f)    senior bond, 144A, 6.625%, 2/17/37 ....................      Indonesia             940,000                  972,430
      (f)    senior bond, 144A, 7.75%, 1/17/38 .....................      Indonesia          11,270,000               13,216,892
      (f)    senior bond, 144A, 8.50%, 10/12/35 ....................      Indonesia             945,000                1,191,881
          Government of Israel, 2680, 7.00%, 4/29/11 ...............        Israel           38,745,000 ILS           10,880,574
          Government of Malaysia,
             3.461%, 7/31/13 .......................................       Malaysia          28,900,000 MYR            9,147,968
      (l)    3.756%, 4/28/11 .......................................       Malaysia         131,400,000 MYR           41,732,194
             3.833%, 9/28/11 .......................................       Malaysia         100,550,000 MYR           32,061,262
             4.24%, 2/07/18 ........................................       Malaysia          64,800,000 MYR           20,765,171
          Government of Mexico,
             M 10, 8.00%, 12/17/15 .................................        Mexico              725,000(p)MXN          6,187,600
             M 20, 10.00%, 12/05/24 ................................        Mexico            4,945,000(p)MXN         48,333,317
          Government of Norway, 6.00%, 5/16/11 .....................        Norway          489,570,000 NOK           86,148,721
          Government of Poland,
             4.25%, 5/24/11 ........................................        Poland            3,685,000 PLN            1,253,152
             4.75%, 4/25/12 ........................................        Poland          108,930,000 PLN           37,200,225
             5.75%, 4/25/14 ........................................        Poland           24,040,000 PLN            8,364,759
             5.75%, 9/23/22 ........................................        Poland           38,200,000 PLN           12,995,499
             6.25%, 10/24/15 .......................................        Poland           44,475,000 PLN           15,838,253
             senior note, 6.375%, 7/15/19 ..........................        Poland           18,000,000               19,713,780
      (f) Government of Russia, 144A, 7.50%, 3/31/30 ...............        Russia           57,682,160               66,193,163
          Government of South Africa,
             6.875%, 5/27/19 .......................................     South Africa        10,820,000               12,164,385
             senior note, 5.875%, 5/30/22 ..........................     South Africa        10,000,000               10,356,250
          Government of Sri Lanka, A,
             8.50%, 1/15/13 ........................................      Sri Lanka         152,900,000 LKR            1,283,331
             11.00%, 8/01/15 .......................................      Sri Lanka         601,300,000 LKR            5,198,269
             11.25%, 7/15/14 .......................................      Sri Lanka         528,200,000 LKR            4,666,799
             12.00%, 7/15/11 .......................................      Sri Lanka          43,390,000 LKR              390,942
             13.50%, 2/01/13 .......................................      Sri Lanka         178,300,000 LKR            1,685,744
          Government of Sweden,
             5.25%, 3/15/11 ........................................       Sweden           640,860,000 SEK           91,989,262
             5.50%, 10/08/12 .......................................       Sweden            24,960,000 SEK            3,783,264
          Government of Venezuela,
             10.75%, 9/19/13 .......................................      Venezuela          23,150,000               22,543,470
      (q)    senior bond, Reg S, 5.375%, 8/07/10 ...................      Venezuela           7,755,000                7,708,315
      (f) Government of Vietnam, 144A, 6.75%, 1/29/20 ..............       Vietnam           16,625,000               17,352,344
          Korea Development Bank, senior note, 8.00%, 1/23/14 ......     South Korea         11,695,000               13,551,289


                               40 | Annual Report

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
          Korea Treasury Bond,
             0400-1206, 4.00%, 6/10/12 .............................     South Korea     86,238,140,000 KRW   $       78,670,183
             0475-1112, 4.75%, 12/10/11 ............................     South Korea     53,898,700,000 KRW           49,774,722
             0525-1209, 5.25%, 9/10/12 .............................     South Korea     21,000,000,000 KRW           19,655,261
             0525-1303, 5.25%, 3/10/13 .............................     South Korea        767,400,000 KRW              719,317
             0550-1106, 5.50%, 6/10/11 .............................     South Korea      7,842,350,000 KRW            7,286,187
          New South Wales Treasury Corp., senior note, 5.50%,
             3/01/17 ...............................................      Australia          12,025,000 AUD           10,834,804
          Nota Do Tesouro Nacional,
             10.00%, 1/01/12 .......................................       Brazil                20,645(r)BRL         11,481,090
             10.00%, 1/01/14 .......................................       Brazil                 5,200(r)BRL          2,771,474
             10.00%, 1/01/17 .......................................       Brazil                70,650(r)BRL         36,365,983
      (s)    Index Linked, 6.00%, 5/15/15 ..........................       Brazil                22,830(r)BRL         24,492,476
      (s)    Index Linked, 6.00%, 5/15/45 ..........................       Brazil                 3,570(r)BRL          3,905,268
          Province of Manitoba, 6.375%, 9/01/15 ....................       Canada             3,000,000 NZD            2,247,976
          Province of Ontario, 6.25%, 6/16/15 ......................       Canada             2,826,000 NZD            2,115,212
          Queensland Treasury Corp.,
             11, 6.00%, 6/14/11 ....................................     Australia           17,845,000 AUD           16,691,581
             13, 6.00%, 8/14/13 ....................................     Australia            2,045,000 AUD            1,911,118
             17, 6.00%, 9/14/17 ....................................     Australia            4,090,000 AUD            3,784,438
      (f)    144A, 7.125%, 9/18/17 .................................     Australia            8,945,000 NZD            6,921,602
                                                                                                              ------------------
          TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
             (COST $1,016,693,978) .................................                                               1,089,272,832
                                                                                                              ------------------
          MUNICIPAL BONDS 3.1%
          California State GO,
             7.625%, 3/01/40 .......................................    United States         6,200,000                6,895,950
             Build America Bonds, Various Purpose, 7.55%, 4/01/39 ..    United States        26,670,000               29,474,084
             Refunding, 5.00%, 4/01/38 .............................    United States        35,000,000               34,583,150
             Various Purpose, 6.00%, 4/01/38 .......................    United States        20,000,000               21,751,800
             Various Purpose, Refunding, 3/01/33 ...................    United States        15,425,000               17,012,387
             Various Purpose, Refunding, 5.25%, 3/01/38 ............    United States         7,220,000                7,297,904
          Clovis USD, GO, Capital Appreciation, Election of 2004,
             Series A, NATL RE, FGIC Insured, zero cpn.,
             8/01/25 ...............................................    United States         7,720,000                3,327,320
             8/01/26 ...............................................    United States         3,985,000                1,604,839
             8/01/27 ...............................................    United States         5,315,000                1,996,899
             8/01/29 ...............................................    United States         5,315,000                1,729,979
      (f) New York City IDA, 144A, 11.00%, 3/01/29 .................    United States         1,800,000                2,056,554
          New York City Municipal Water Finance Authority Water and
             Sewer Revenue, Build America Bonds, Second General,
             Refunding, Series EE, 6.491%, 6/15/42 .................    United States         6,100,000                6,324,114
          Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
             8/01/27 ...............................................    United States         1,025,000                  385,103
             8/01/30 ...............................................    United States         1,025,000                  311,036
             8/01/32 ...............................................    United States         1,280,000                  337,856
             8/01/33 ...............................................    United States           675,000                  166,307


                               Annual Report | 41

Franklin Strategic Series

                                                                                            PRINCIPAL
          FRANKLIN STRATEGIC INCOME FUND                                   COUNTRY          AMOUNT(g)               VALUE
          ------------------------------                              ----------------  ----------------      ------------------
          MUNICIPAL BONDS (CONTINUED)
          San Diego County Water Authority Financing Agency Water
             Revenue, Build America Bonds, San Diego Water, Series B,
             6.138%, 5/01/49 .......................................    United States          6,650,000      $        7,150,811
          San Mateo County Community College District GO, Election of
             2001, Series C, NATL Insured, zero cpn.,
             9/01/30 ...............................................    United States          2,475,000                 800,836
             3/01/31 ...............................................    United States            675,000                 209,864
                                                                                                              ------------------
          TOTAL MUNICIPAL BONDS (COST $133,087,189) ................                                                 143,416,793
                                                                                                              ------------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $4,059,035,992) .................................                                               4,309,175,835
                                                                                                              ------------------
          SHORT TERM INVESTMENTS 4.8%
          FOREIGN GOVERNMENT AND AGENCY SECURITIES 1.4%
      (t) Egypt Treasury Bill,
             8/03/10 - 3/08/11 .....................................        Egypt             96,850,000 EGP          16,516,383
             364, 2/08/11 ..........................................        Egypt             84,650,000 EGP          14,078,083
      (t) Israel Treasury Bill, 10/06/10 - 1/05/11 .................       Israel             98,080,000 ILS          25,913,732
   (l, t) Malaysia Treasury Bill,
             10/15/10 - 1/27/11 ....................................      Malaysia            25,350,000 MYR           7,811,718
             1810, 11/02/10 ........................................      Malaysia             1,410,000 MYR             436,404
                                                                                                              ------------------
          TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
             (COST $65,213,700) ....................................                                                  64,756,320
                                                                                                              ------------------
          TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
             (COST $4,124,249,692) .................................                                               4,373,932,155
                                                                                                              ==================

                                                                                             SHARES
                                                                                        ----------------
          MONEY MARKET FUNDS (COST $153,470,058) 3.4%
      (u) Institutional Fiduciary Trust Money Market Portfolio,
             0.00% .................................................    United States        153,470,058             153,470,058
                                                                                                              ------------------
          TOTAL INVESTMENTS (COST $4,277,719,750) 99.9% ............                                               4,527,402,213
          OTHER ASSETS, LESS LIABILITIES 0.1% ......................                                                   2,419,566
                                                                                                              ------------------
          NET ASSETS 100.0% ........................................                                          $    4,529,821,779
                                                                                                              ------------------

See Abbreviations on page 66.


                               42 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

(a)  See Note 9 regarding restricted securities.

(b)  Non-income producing.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2010, the aggregate value of these securities was $10,552,584, representing 0.23% of net assets.

(d)  See Note 12 regarding other considerations.

(e)  Rounds to less than 0.1% of net assets.

(f) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the aggregate value of these securities was $744,453,088, representing 16.43% of net assets.

(g)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(h)  The coupon rate shown represents the rate at period end.

(i)  See Note 1(f) regarding senior floating rate interests.

(j)  Income may be received in additional securities and/or cash.

(k)  See Note 8 regarding defaulted securities.

(l) A portion or all of the security purchased on a when-issued, delayed delivery, or TBA basis. See Note 1(c).

(m)  Perpetual security with no stated maturity date.

(n)  Principal amount of security is adjusted for inflation. See Note 1(h).

(o) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(p)  Principal amount is stated in 100 Mexican Peso Units.

(q) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2010, the value of this security was $7,708,315, representing 0.17% of net assets.

(r)  Principal amount is stated in 1000 Brazilian Real Units.

(s)  Redemption price at maturity is adjusted for inflation. See Note 1(h).

(t)  The security is traded on a discount basis with no stated coupon rate.

(u) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At April 30, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

FORWARD EXCHANGE CONTRACTS

                         COUNTER-                               CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                   PARTY    TYPE       QUANTITY         AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
--------                 --------   ----   ---------------   --------------   ----------   ------------   ------------
Euro .................   DBAB       Sell         2,050,692    3,064,759         5/20/10     $   334,345   $         --
Indian Rupee .........   DBAB       Buy         81,531,000    1,661,220         6/01/10         174,544             --
Indian Rupee .........   HSBC       Buy          2,417,000       49,835         6/02/10           4,581             --
Indian Rupee .........   HSBC       Buy         11,961,000      249,188         6/03/10          20,075             --
Indian Rupee .........   HSBC       Buy         79,838,000    1,661,215         6/04/10         135,892             --
Indian Rupee .........   DBAB       Buy         39,919,000      830,608         6/07/10          67,678             --
Indian Rupee .........   DBAB       Buy         20,136,000      417,759         6/08/10          35,310             --
Indian Rupee .........   HSBC       Buy         16,031,000      332,249         6/08/10          28,456             --
Indian Rupee .........   DBAB       Buy         16,259,000      334,203         6/10/10          31,559             --
Indian Rupee .........   HSBC       Buy         16,292,000      334,195         6/11/10          32,274             --
Indian Rupee .........   BZWS       Buy         24,313,000      501,299         6/11/10          45,592             --
Indian Rupee .........   DBAB       Buy         40,697,000      835,496         6/16/10          79,479             --
Indian Rupee .........   DBAB       Buy         37,071,000      751,947         6/21/10          81,092             --
Euro .................   UBSW       Sell         9,972,000   13,906,353         6/29/10         627,483             --
New Zealand Dollar ...   DBAB       Sell        29,251,645   18,000,000         7/06/10              --     (3,168,290)


                               Annual Report | 43

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                         COUNTER-                               CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                   PARTY    TYPE       QUANTITY         AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
--------                 --------   ----   ---------------   --------------   ----------   ------------   ------------
New Zealand Dollar ...   DBAB       Buy          4,551,645    3,330,439         7/06/10     $        --   $    (36,588)
New Zealand Dollar ...   DBAB       Buy         24,700,000   17,117,100         7/06/10         757,339             --
New Zealand Dollar ...   DBAB       Sell         2,611,615    1,680,574         7/30/10              --       (206,253)
New Zealand Dollar ...   DBAB       Buy          2,611,615    1,906,479         7/30/10              --        (19,652)
New Zealand Dollar ...   DBAB       Sell         2,601,679    1,671,189         8/03/10              --       (207,853)
New Zealand Dollar ...   BZWS       Sell         1,018,449      653,844         8/03/10              --        (81,722)
New Zealand Dollar ...   BZWS       Buy          1,018,449      740,005         8/03/10              --         (4,438)
New Zealand Dollar ...   DBAB       Buy          2,601,679    1,836,525         8/03/10          42,516             --
New Zealand Dollar ...   DBAB       Sell         1,030,760      658,552         8/04/10              --        (85,845)
New Zealand Dollar ...   BZWS       Sell         1,026,315      658,894         8/04/10              --        (82,294)
New Zealand Dollar ...   DBAB       Buy          1,030,760      752,145         8/04/10              --         (7,748)
New Zealand Dollar ...   BZWS       Buy          1,026,315      722,115         8/04/10          19,073             --
New Zealand Dollar ...   HSBC       Sell        30,300,000   19,598,040         8/05/10              --     (2,282,358)
New Zealand Dollar ...   HSBC       Buy         30,300,000   22,094,760         8/05/10              --       (214,362)
New Zealand Dollar ...   CITI       Sell         2,583,681    1,687,208         8/05/10              --       (178,533)
New Zealand Dollar ...   DBAB       Sell         1,532,902      999,146         8/05/10              --       (107,802)
New Zealand Dollar ...   CITI       Buy          2,583,681    1,820,281         8/05/10          45,461             --
New Zealand Dollar ...   DBAB       Buy          1,532,902    1,097,865         8/05/10           9,083             --
Indonesian Rupiah ....   HSBC       Buy    144,620,000,000   14,000,000         8/06/10       1,768,795             --
New Zealand Dollar ...   CITI       Sell         2,023,648    1,322,484         8/06/10              --       (138,725)
New Zealand Dollar ...   FBCO       Sell         1,009,952      657,732         8/06/10              --        (71,522)
New Zealand Dollar ...   CITI       Sell         1,996,763    1,312,792         8/09/10              --       (128,656)
New Zealand Dollar ...   DBAB       Sell         2,005,773    1,319,398         8/09/10              --       (128,555)
New Zealand Dollar ...   FBCO       Sell         1,973,988    1,300,759         8/09/10              --       (124,247)
New Zealand Dollar ...   CITI       Buy          1,996,763    1,406,380         8/09/10          35,068             --
New Zealand Dollar ...   DBAB       Buy          2,005,773    1,436,134         8/09/10          11,819             --
New Zealand Dollar ...   FBCO       Sell         1,977,450    1,313,284         8/11/10              --       (113,992)
New Zealand Dollar ...   DBAB       Sell        10,891,433    7,097,928         8/12/10              --       (762,611)
New Zealand Dollar ...   DBAB       Buy         10,891,433    7,684,995         8/12/10         175,544             --
New Zealand Dollar ...   DBAB       Sell         5,501,000    3,570,699         8/13/10              --       (399,149)
New Zealand Dollar ...   DBAB       Buy          5,501,000    3,881,231         8/13/10          88,618             --
New Zealand Dollar ...   DBAB       Sell         5,802,000    3,829,900         8/16/10              --       (356,155)
Brazilian Real .......   DBAB       Buy            731,000   35,502,477 JPY     8/17/10          31,390             --
Japanese Yen .........   UBSW       Sell       101,506,000    1,070,106         8/17/10              --        (11,547)
New Israeli Shekel ...   CITI       Buy          7,916,000    2,088,985         8/17/10          32,098             --
Brazilian Real .......   DBAB       Buy            540,000   26,001,000 JPY     8/18/10          25,504             --
Chilean Peso .........   JPHQ       Buy      4,247,280,800    7,760,000         8/18/10         419,120             --
Japanese Yen .........   JPHQ       Sell        50,440,000      535,059         8/18/10              --         (2,441)
Brazilian Real .......   DBAB       Buy            810,000   38,074,860 JPY     8/19/10          48,006             --
Chilean Peso .........   JPHQ       Buy      1,399,090,000    2,530,000         8/19/10         164,236             --
Japanese Yen .........   HSBC       Sell        50,206,000      533,652         8/19/10              --         (1,361)
New Israeli Shekel ...   CITI       Buy          7,920,000    2,086,547         8/19/10          35,544             --
New Israeli Shekel ...   DBAB       Buy            793,000      208,904         8/19/10           3,573             --
Euro .................   UBSW       Sell         4,900,000    6,907,285         8/20/10         382,221             --


                               44 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                         COUNTER-                               CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                   PARTY    TYPE       QUANTITY         AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
--------                 --------   ----   ---------------   --------------   ----------   ------------   ------------
Euro .................   BZWS       Sell         5,663,000    8,002,102         8/20/10     $   460,992   $         --
Japanese Yen .........   DBAB       Sell        50,397,000      533,652         8/20/10              --         (3,405)
Japanese Yen .........   BZWS       Sell        50,333,000      534,445         8/20/10              --         (1,930)
New Israeli Shekel ...   CITI       Buy          3,038,500      794,982         8/20/10          19,144             --
Euro .................   UBSW       Sell         4,900,000    6,930,854         8/23/10         405,794             --
Japanese Yen .........   CITI       Sell       100,563,000    1,068,881         8/23/10              --         (2,818)
Japanese Yen .........   FBCO       Sell        99,826,000    1,068,887         8/23/10           5,042             --
New Israeli Shekel ...   CITI       Buy          5,185,400    1,359,855         8/23/10          29,443             --
Japanese Yen .........   JPHQ       Sell       100,349,000    1,068,879         8/24/10              --           (556)
Japanese Yen .........   BZWS       Sell       100,015,000    1,068,879         8/24/10           3,004             --
New Zealand Dollar ...   FBCO       Sell         4,934,741    3,253,870         8/24/10              --       (304,176)
Japanese Yen .........   DBAB       Sell        49,740,000      534,436         8/25/10           4,342             --
New Zealand Dollar ...   DBAB       Sell         4,911,000    3,283,004         8/27/10              --       (257,069)
New Zealand Dollar ...   DBAB       Buy          4,911,000    3,512,347         8/27/10          27,725             --
Brazilian Real .......   DBAB       Buy            541,000   25,277,143 JPY     8/31/10          32,696             --
Euro .................   DBAB       Sell         4,170,000    5,979,780         9/01/10         426,833             --
Japanese Yen .........   JPHQ       Sell        49,853,000      534,442         9/01/10           3,089             --
Mexican Peso .........   DBAB       Sell       105,094,654    7,538,531         9/01/10              --       (880,526)
Brazilian Real .......   DBAB       Buy            811,000   37,498,207 JPY     9/02/10          52,966             --
Japanese Yen .........   HSBC       Sell        49,331,000      534,446         9/02/10           8,649             --
Euro .................   BZWS       Sell         8,005,000   11,402,322         9/07/10         742,542             --
Japanese Yen .........   HSBC       Sell        74,296,000      801,657         9/09/10           9,688             --
Japanese Yen .........   DBAB       Sell        60,895,000      663,373         9/10/10          14,244             --
Japanese Yen .........   HSBC       Sell        74,042,000      801,667         9/10/10          12,394             --
Japanese Yen .........   UBSW       Sell        50,584,000      552,806         9/13/10          13,567             --
Brazilian Real .......   DBAB       Buy          1,217,000   56,745,424 JPY     9/15/10          72,001             --
Japanese Yen .........   HSBC       Sell        40,245,000      442,243         9/15/10          13,208             --
Japanese Yen .........   UBSW       Sell        59,943,000      663,372         9/15/10          24,345             --
Japanese Yen .........   BZWS       Sell        39,800,000      442,247         9/15/10          17,955             --
Japanese Yen .........   HSBC       Sell        59,697,000      663,374         9/16/10          26,959             --
Japanese Yen .........   DBAB       Sell        20,012,000      221,127         9/16/10           7,784             --
New Zealand Dollar ...   DBAB       Sell         2,908,311    1,983,468         9/16/10              --       (109,603)
New Zealand Dollar ...   DBAB       Buy          2,908,311    2,076,244         9/16/10          16,827             --
Japanese Yen .........   DBAB       Sell     1,722,350,000   19,000,000         9/17/10         638,190             --
United States
   Dollar ............   UBSW       Buy         20,000,000   13,632,336 EUR     9/20/10       1,846,687             --
Japanese Yen .........   HSBC       Sell        19,844,000      221,128         9/21/10           9,560             --
Japanese Yen .........   JPHQ       Sell        40,023,000      442,243         9/21/10          15,537             --
Japanese Yen .........   JPHQ       Sell         9,657,000      106,713         9/24/10           3,750             --
Japanese Yen .........   JPHQ       Sell           960,000       10,668         9/27/10             432             --
Euro .................   UBSW       Sell         8,180,000   11,954,252        10/04/10       1,061,502             --
Philippine Peso ......   DBAB       Buy         63,030,000    1,306,430        10/04/10          86,070             --
Philippine Peso ......   HSBC       Buy         50,559,000    1,045,147        10/04/10          71,834             --
Philippine Peso ......   HSBC       Buy         75,377,000    1,567,720        10/05/10          97,388             --
Philippine Peso ......   DBAB       Buy         75,358,000    1,567,705        10/05/10          96,983             --


                               Annual Report | 45

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                         COUNTER-                               CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                   PARTY    TYPE       QUANTITY         AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
--------                 --------   ----   ---------------   --------------   ----------   ------------   ------------
Philippine Peso ......   JPHQ       Buy         19,908,000      418,060        10/06/10     $    21,671   $         --
Philippine Peso ......   DBAB       Buy         61,862,000    1,306,428        10/07/10          59,849             --
Euro .................   BZWS       Sell         8,197,000   12,070,083        10/08/10       1,154,705             --
Philippine Peso ......   HSBC       Buy         49,596,000    1,045,149        10/08/10          50,111             --
Philippine Peso ......   JPHQ       Buy         24,697,000      522,566        10/08/10          22,833             --
Philippine Peso ......   CITI       Buy         24,762,000      522,581        10/08/10          24,254             --
Philippine Peso ......   DBAB       Buy         49,502,000    1,045,140        10/08/10          48,045             --
Philippine Peso ......   DBAB       Buy         14,740,000      313,550        10/12/10          11,830             --
Philippine Peso ......   HSBC       Buy         24,577,000      522,581        10/13/10          19,892             --
Philippine Peso ......   JPHQ       Buy         54,934,000    1,173,812        10/13/10          38,714             --
Euro .................   DBAB       Sell         6,090,000    9,057,048        10/19/10         947,437             --
Japanese Yen .........   DBAB       Sell     2,075,980,000   23,000,000        10/19/10         857,775             --
Philippine Peso ......   JPHQ       Buy        712,650,000   15,000,000        10/22/10         715,502             --
Chinese Yuan .........   HSBC       Buy         19,992,188    3,036,573        10/25/10              --        (76,572)
Japanese Yen .........   JPHQ       Sell       993,630,000   11,000,000        10/25/10         401,094             --
Chinese Yuan .........   HSBC       Buy         33,924,068    5,138,298        10/26/10              --       (115,251)
Euro .................   BZWS       Sell         5,986,000    8,955,655        10/26/10         984,546             --
Chinese Yuan .........   HSBC       Buy         20,270,115    3,064,034        10/27/10              --        (62,499)
Euro .................   UBSW       Sell         9,398,000   14,073,975        10/27/10       1,559,364             --
Chinese Yuan .........   HSBC       Buy        200,100,000   30,000,000        10/29/10              --       (367,238)
Japanese Yen .........   JPHQ       Sell     1,081,080,000   12,000,000        11/02/10         466,570             --
Euro .................   UBSW       Sell         3,997,188    5,941,980        11/17/10         619,105             --
Philippine Peso ......   JPHQ       Buy        526,020,000   11,000,000        11/26/10         562,150             --
Euro .................   DBAB       Buy         13,400,000   17,950,640        11/29/10              --       (106,234)
Euro .................   DBAB       Sell        15,647,857   23,323,131        11/29/10       2,485,316             --
Japanese Yen .........   BOFA       Sell     1,772,250,000   20,000,000        11/29/10       1,082,767             --
Euro .................   UBSW       Sell         5,950,000    8,891,383        12/02/10         967,908             --
Japanese Yen .........   BZWS       Sell       859,300,000   10,000,000        12/02/10         827,173             --
Mexican Peso .........   CITI       Sell        12,522,000      922,023        12/02/10              --        (69,967)
Japanese Yen .........   UBSW       Sell     1,055,280,000   12,000,000        12/10/10         733,348             --
Euro .................   UBSW       Sell         9,520,000   13,968,982        12/13/10       1,291,273             --
British Pound ........   DBAB       Sell         1,525,000    2,469,738        12/15/10         139,095             --
Euro .................   DBAB       Sell         1,947,500    2,839,260        12/15/10         245,784             --
Euro .................   UBSW       Sell         3,226,000    4,717,057        12/16/10         421,005             --
Euro .................   CITI       Sell        10,316,000   15,083,643        12/16/10       1,345,863             --
Euro .................   UBSW       Sell         6,411,937    9,291,858        12/17/10         753,096             --
Philippine Peso ......   HSBC       Buy        476,600,000   10,000,000        12/28/10         445,264             --
Japanese Yen .........   HSBC       Sell       642,460,000    7,000,000         1/07/11         137,000             --
Chilean Peso .........   DBAB       Buy      6,367,400,000   13,000,000         1/10/11              --       (770,679)
Euro .................   UBSW       Sell        16,770,000   24,101,006         1/10/11       1,767,858             --
Indian Rupee .........   HSBC       Buy        512,050,000   11,000,000         1/10/11         312,480             --
Euro .................   DBAB       Sell         7,289,000   10,412,337         1/12/11         705,320             --
Euro .................   BZWS       Sell         5,148,050    7,408,043         1/12/11         552,206             --
Euro .................   JPHQ       Sell         3,605,906    5,219,639         1/13/11         417,523             --


                               46 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

FORWARD EXCHANGE CONTRACTS (CONTINUED)

                         COUNTER-                               CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
CURRENCY                   PARTY    TYPE       QUANTITY         AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
--------                 --------   ----   ---------------   --------------   ----------   ------------   ------------
Japanese Yen .........   BZWS       Sell     1,289,890,000   14,000,000         1/13/11     $   219,271   $         --
Philippine Peso ......   JPHQ       Buy        107,531,000    2,312,158         1/13/11          41,075             --
Philippine Peso ......   HSBC       Buy         17,260,000      369,040         1/14/11           8,647             --
Euro .................   BZWS       Sell         7,281,540   10,444,277         1/19/11         747,123             --
Japanese Yen .........   DBAB       Sell       815,040,000    9,000,000         1/19/11         291,366             --
Euro .................   BZWS       Sell         2,962,111    4,178,265         1/26/11         233,442             --
Euro .................   DBAB       Sell         9,546,786   13,479,585         1/27/11         765,479             --
Euro .................   DBAB       Sell         7,579,934   10,561,122         2/04/11         465,966             --
Chilean Peso .........   BZWS       Buy      1,361,100,000    2,511,023         2/08/11         100,373             --
Chilean Peso .........   JPHQ       Buy      1,352,200,000    2,511,003         2/08/11          83,318             --
Chilean Peso .........   DBAB       Buy      2,030,000,000    3,766,234         2/08/11         128,508             --
Indian Rupee .........   HSBC       Buy        513,580,000   11,000,021         2/08/11         320,182             --
Chilean Peso .........   BZWS       Buy      2,803,300,000    5,222,729         2/09/11         155,390             --
Euro .................   UBSW       Sell         6,497,000    8,894,393         2/11/11         241,185             --
Euro .................   DBAB       Sell         3,967,734    5,415,164         2/16/11         130,483             --
Euro .................   UBSW       Sell        10,330,000   13,956,347         3/01/11         196,696             --
Japanese Yen .........   HSBK       Sell       286,000,000    3,202,795         3/01/11         143,619             --
Japanese Yen .........   UBSW       Sell       319,100,000    3,587,086         3/01/11         173,858             --
Japanese Yen .........   JPHQ       Sell       286,100,000    3,202,086         3/01/11         141,840             --
Indian Rupee .........   DBAB       Buy         59,919,000    1,320,238         4/11/11              --         (6,053)
Indian Rupee .........   DBAB       Buy        128,487,000    2,830,734         4/12/11              --        (12,894)
Indian Rupee .........   JPHQ       Buy         86,303,000    1,906,827         4/13/11              --        (14,273)
Indian Rupee .........   JPHQ       Buy         84,715,000    1,871,741         4/15/11              --        (14,307)
Indian Rupee .........   JPHQ       Buy         42,318,000      931,089         4/19/11              --         (3,534)
Indian Rupee .........   DBAB       Buy         29,785,000      656,057         4/19/11              --         (3,209)
Euro .................   DBAB       Sell         7,544,596   10,004,134         4/21/11              --        (48,141)
Euro .................   DBAB       Sell         2,643,100    3,512,944         4/21/11          23,012             --
Chilean Peso .........   MSCO       Buy        881,530,000    1,678,274         4/25/11           6,608             --
Indian Rupee .........   DBAB       Buy         60,176,000    1,328,682         4/26/11              --        (10,439)
Chilean Peso .........   JPHQ       Buy        937,202,000    1,784,297         4/27/11           6,812             --
Indian Rupee .........   JPHQ       Buy          8,585,000      189,431         4/27/11              --         (1,379)
Chilean Peso .........   CITI       Buy      1,510,671,000    2,894,006         4/28/11              --         (7,070)
Indian Rupee .........   JPHQ       Buy         42,592,000      939,806         4/28/11              --         (6,915)
Indian Rupee .........   JPHQ       Buy         42,633,000      941,126         4/29/11              --         (7,411)
Chilean Peso .........   DBAB       Buy      6,734,000,000   13,000,000         5/04/11              --        (95,885)
Euro .................   DBAB       Sell        10,590,000   14,064,579         5/04/11          80,616             --
Philippine Peso ......   JPHQ       Buy        456,800,000   10,000,000         5/04/11              --       (117,474)
                                                                                            -----------   ------------
   Unrealized appreciation (depreciation) ..............................................     40,073,129    (12,400,206)
                                                                                            -----------   ------------
      Net unrealized appreciation (depreciation) .......................................    $27,672,923
                                                                                            ===========

(a)  In U.S. dollars unless otherwise indicated.

See Abbreviations on page 66.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 47

Franklin Strategic Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

                                                                      FRANKLIN
                                                                     STRATEGIC
                                                                    INCOME FUND
                                                                  --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................   $4,124,249,692
      Cost - Sweep Money Fund (Note 7) ........................      153,470,058
                                                                  --------------
      Total cost of investments ...............................   $4,277,719,750
                                                                  ==============
      Value - Unaffiliated issuers ............................   $4,373,932,155
      Value - Sweep Money Fund (Note 7) .......................      153,470,058
                                                                  --------------
      Total value of investments ..............................    4,527,402,213
   Cash .......................................................        1,514,978
   Foreign currency, at value (cost $8,487,080) ...............        8,512,434
   Receivables:
      Investment securities sold ..............................       26,100,132
      Capital shares sold .....................................       18,224,579
      Dividends and interest ..................................       62,741,822
   Unrealized appreciation on forward exchange contracts ......       40,073,129
   Unrealized appreciation on unfunded loan commitments .......           55,584
   Other assets ...............................................            9,233
                                                                  --------------
         Total assets .........................................    4,684,634,104
                                                                  --------------
Liabilities:
   Payables:
      Investment securities purchased .........................      121,885,440
      Capital shares redeemed .................................       12,410,807
      Affiliates ..............................................        3,230,969
      Distributions to shareholders ...........................        3,861,137
   Unrealized depreciation on forward exchange contracts ......       12,400,206
   Accrued expenses and other liabilities .....................        1,023,766
                                                                  --------------
         Total liabilities ....................................      154,812,325
                                                                  --------------
            Net assets, at value ..............................   $4,529,821,779
                                                                  ==============
Net assets consist of:
   Paid-in capital ............................................   $4,407,948,098
   Distributions in excess of net investment income ...........       (5,923,405)
   Net unrealized appreciation (depreciation) .................      277,317,390
   Accumulated net realized gain (loss) .......................     (149,520,304)
                                                                  --------------
            Net assets, at value ..............................   $4,529,821,779
                                                                  ==============

   The accompanying notes are an integral part of these financial statements.


                               48 | Annual Report

Franklin Strategic Series

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010

                                                                     FRANKLIN
                                                                     STRATEGIC
                                                                    INCOME FUND
                                                                  --------------
CLASS A:
   Net assets, at value .......................................   $2,809,864,128
                                                                  ==============
   Shares outstanding .........................................      272,866,655
                                                                  ==============
   Net asset value per share(a) ...............................   $        10.30
                                                                  ==============
   Maximum offering price per share (net asset value per
      share / 95.75%) .........................................   $        10.76
                                                                  ==============
CLASS B:
   Net assets, at value .......................................   $   71,035,734
                                                                  ==============
   Shares outstanding .........................................        6,863,028
                                                                  ==============
   Net asset value and maximum offering price per share(a) ....   $        10.35
                                                                  ==============
CLASS C:
   Net assets, at value .......................................   $1,107,435,608
                                                                  ==============
   Shares outstanding .........................................      107,553,629
                                                                  ==============
   Net asset value and maximum offering price per share(a) ....   $        10.30
                                                                  ==============
CLASS R:
   Net assets, at value .......................................   $  194,901,372
                                                                  ==============
   Shares outstanding .........................................       18,975,884
                                                                  ==============
   Net asset value and maximum offering price per share .......   $        10.27
                                                                  ==============
ADVISOR CLASS:
   Net assets, at value .......................................   $  346,584,937
                                                                  ==============
   Shares outstanding .........................................       33,630,115
                                                                  ==============
   Net asset value and maximum offering price per share .......   $        10.31
                                                                  ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 49

Franklin Strategic Series

STATEMENT OF OPERATIONS
for the year ended April 30, 2010

                                                                    FRANKLIN
                                                                    STRATEGIC
                                                                   INCOME FUND
                                                                  ------------
Investment income:
   Dividends:
      Unaffiliated issuers ....................................    $    146,502
      Sweep Money Fund (Note 7) ...............................           3,811
   Interest ...................................................     260,441,698
                                                                   ------------
         Total investment income ..............................     260,592,011
                                                                   ------------
Expenses:
   Management fees (Note 3a) ..................................      17,769,133
   Distribution fees: (Note 3c)
      Class A .................................................       6,236,541
      Class B .................................................         507,059
      Class C .................................................       6,287,237
      Class R .................................................         785,048
   Transfer agent fees (Note 3e) ..............................       5,575,004
   Custodian fees (Note 4) ....................................         508,210
   Reports to shareholders ....................................         365,928
   Registration and filing fees ...............................         191,132
   Professional fees ..........................................         252,807
   Trustees' fees and expenses ................................          78,601
   Other ......................................................         141,575
                                                                   ------------
         Total expenses .......................................      38,698,275
         Expense reductions (Note 4) ..........................            (987)
                                                                   ------------
            Net expenses ......................................      38,697,288
                                                                   ------------
               Net investment income ..........................     221,894,723
                                                                   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .............................................      80,650,922
      Foreign currency transactions ...........................       3,355,944
                                                                   ------------
               Net realized gain (loss) .......................      84,006,866
                                                                   ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .............................................     484,978,444
      Translation of other assets and liabilities denominated
         in foreign currencies ................................       5,769,144
                                                                   ------------
               Net change in unrealized appreciation
                  (depreciation) ..............................     490,747,588
                                                                   ------------
Net realized and unrealized gain (loss) .......................     574,754,454
                                                                   ------------
Net increase (decrease) in net assets resulting
   from operations ............................................    $796,649,177
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


                               50 | Annual Report

Franklin Strategic Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FRANKLIN STRATEGIC INCOME FUND
                                                                        YEAR ENDED APRIL 30,
                                                                  -------------------------------
                                                                       2010             2009
                                                                  --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................   $  221,894,723   $  168,461,244
      Net realized gain (loss) from investments and foreign
         currency transactions ................................       84,006,866     (170,022,370)
      Net change in unrealized appreciation (depreciation) on
         investments and translation of other assets and
         liabilities denominated in foreign currencies ........      490,747,588     (219,185,882)
                                                                  --------------   --------------
         Net increase (decrease) in net assets resulting from
            operations ........................................      796,649,177     (220,747,008)
                                                                  --------------   --------------
   Distributions to shareholders from net investment income
      and net foreign currency gains:
      Class A .................................................     (135,337,171)    (164,958,880)
      Class B .................................................       (3,856,701)      (7,067,919)
      Class C .................................................      (48,482,556)     (57,173,330)
      Class R .................................................       (8,167,048)      (8,712,653)
      Advisor Class ...........................................      (15,117,174)     (10,950,834)
                                                                  --------------   --------------
   Total distributions to shareholders ........................     (210,960,650)    (248,863,616)
                                                                  --------------   --------------
   Capital share transactions: (Note 2)
      Class A .................................................      379,515,044      247,701,680
      Class B .................................................      (21,198,856)     (10,236,429)
      Class C .................................................      191,108,075      151,132,374
      Class R .................................................       56,333,277       23,995,492
      Advisor Class ...........................................      142,268,432       71,110,577
                                                                  --------------   --------------
   Total capital share transactions ...........................      748,025,972      483,703,694
                                                                  --------------   --------------
   Redemption fees ............................................               --            9,563
                                                                  --------------   --------------
         Net increase (decrease) in net assets ................    1,333,714,499       14,102,633
Net assets:
   Beginning of year ..........................................    3,196,107,280    3,182,004,647
                                                                  --------------   --------------
   End of year ................................................   $4,529,821,779   $3,196,107,280
                                                                  ==============   ==============
Distributions in excess of net investment income included in net assets:
   End of year ................................................   $   (5,923,405)  $  (11,458,487)
                                                                  ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 51

Franklin Strategic Series

NOTES TO FINANCIAL STATEMENTS

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, municipal securities, mortgage backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or


                               52 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and


                               Annual Report | 53

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, AND TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the Fund's investment objectives.

See Note 11 regarding other derivative information.


                               54 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

G. INCOME TAXES

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of April 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax


                               Annual Report | 55

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.


                               56 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                         YEAR ENDED APRIL 30,
                                      ---------------------------------------------------------
                                                  2010                          2009
                                      ---------------------------   ---------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                      -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold ....................    96,756,165   $ 936,783,436    89,966,491   $ 809,736,545
   Shares issued in reinvestment of
      distributions ...............    11,144,263     108,298,370    14,281,669     124,892,924
   Shares redeemed ................   (68,294,232)   (665,566,762)  (77,662,451)   (686,927,789)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    39,606,196   $ 379,515,044    26,585,709   $ 247,701,680
                                      ===========   =============   ===========   =============
CLASS B SHARES:
   Shares sold ....................     1,271,012   $  12,244,216     3,223,884   $  29,661,456
   Shares issued in reinvestment of
      distributions ...............       291,857       2,834,214       540,736       4,759,007
   Shares redeemed ................    (3,712,612)    (36,277,286)   (4,987,063)    (44,656,892)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    (2,149,743)  $ (21,198,856)   (1,222,443)  $ (10,236,429)
                                      ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold ....................    37,034,411   $ 357,543,374    38,790,729   $ 351,484,801
   Shares issued in reinvestment of
      distributions ...............     3,713,298      36,108,025     4,622,193      40,270,851
   Shares redeemed ................   (20,775,721)   (202,543,324)  (27,181,977)   (240,623,278)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........    19,971,988   $ 191,108,075    16,230,945   $ 151,132,374
                                      ===========   =============   ===========   =============
CLASS R SHARES:
   Shares sold ....................     9,413,428   $  91,379,881     5,861,272   $  52,624,182
   Shares issued in reinvestment of
      distributions ...............       790,779       7,684,253       927,934       8,059,242
   Shares redeemed ................    (4,374,374)    (42,730,857)   (4,178,690)    (36,687,932)
                                      -----------   -------------   -----------   -------------
   Net increase (decrease) ........     5,829,833   $  56,333,277     2,610,516   $  23,995,492
                                      ===========   =============   ===========   =============


                               Annual Report | 57

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         YEAR ENDED APRIL 30,
                                      ---------------------------------------------------------
                                                  2010                          2009
                                      ---------------------------   ---------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT
                                      -----------   -------------   -----------   -------------
ADVISOR CLASS SHARES:
   Shares sold ....................    20,020,563    $194,255,595    10,210,308    $ 89,961,976
   Shares issued in reinvestment of
      distributions ...............     1,231,770      12,020,140     1,093,583       9,458,220
   Shares redeemed ................    (6,494,586)    (64,007,303)   (3,258,282)    (28,309,619)
                                      -----------    ------------   -----------    ------------
   Net increase (decrease) ........    14,757,747    $142,268,432     8,045,609    $ 71,110,577
                                      ===========    ============   ===========    ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                         NET ASSETS
----------   ---------------------------------------------------
  0.625%     Up to and including $100 million
  0.500%     Over $100 million, up to and including $250 million
  0.450%     Over $250 million, up to and including $7.5 billion
  0.440%     Over $7.5 billion, up to and including $10 billion
  0.430%     Over $10 billion, up to and including $12.5 billion
  0.420%     Over $12.5 billion, up to and including $15 billion
  0.400%     Over $15 billion, up to and including $17.5 billion
  0.380%     Over $17.5 billion, up to and including $20 billion
  0.360%     Over $20 billion, up to and including $35 billion
  0.355%     Over $35 billion, up to and including $50 billion
  0.350%     In excess of $50 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


                               58 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.25%
Class B ..   0.65%
Class C ..   0.65%
Class R ..   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $1,675,908
Contingent deferred sales charges retained ...................   $  184,001

E. TRANSFER AGENT FEES

For the year ended April 30, 2010, the Fund paid transfer agent fees of $5,575,004, of which $3,146,322 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2010, the custodian fees were reduced as noted in the Statement of Operations.


                               Annual Report | 59

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2011 ...............................   $ 10,885,854
   2017 ...............................    104,722,915
   2018 ...............................     32,677,012
                                          ------------
                                          $148,285,781
                                          ============

The tax character of distributions paid during the years ended April 30, 2010 and 2009, was as follows:

                              2010           2009
                          ------------   ------------
Distributions paid from
   ordinary income ....   $210,960,650   $248,863,616

At April 30, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................   $4,289,513,429
                                                               ==============
Unrealized appreciation ....................................   $  286,876,120
Unrealized depreciation ....................................      (48,987,336)
                                                               --------------
Net unrealized appreciation (depreciation) .................   $  237,888,784
                                                               ==============
Distributable earnings - undistributed ordinary income .....   $   32,692,877
                                                               ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, straddles, regulatory settlement, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums and defaulted securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2010, aggregated $2,758,891,707 and $2,113,741,122, respectively.


                               60 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund's investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At April 30, 2010, the Fund had 45.40% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2010, the aggregate value of these securities was $23,527,698, representing 0.52% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2010, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, as follows:

                                                            ACQUISITION
SHARES                          ISSUER                          DATE            COST         VALUE
------          --------------------------------------   -----------------   ----------   ----------
   516,372      Cambridge Industries Liquidating Trust
                   Interest ..........................             1/09/02   $       --   $       --
 5,579,939(a)   Turtle Bay Resort ....................   8/18/08 - 6/03/09    5,996,181    5,579,939
    64,666      VS Holdings Inc. .....................            12/06/01       64,666           --
                                                                                          ----------
                   TOTAL RESTRICTED SECURITIES (0.12% of Net Assets) ..................   $5,579,939
                                                                                          ==========

(a) The Fund also invests in unrestricted securities of the issuer, valued at $14,080,882 as of April 30, 2010.


                               Annual Report | 61

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At April 30, 2010, unfunded commitments were as follows:

                                                                UNFUNDED
BORROWER                                                       COMMITMENT
--------                                                       ----------
EnviroSolutions Real Property Holdings Inc., DIP Revolver ..   $1,781,666
                                                               ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. OTHER DERIVATIVE INFORMATION

At April 30, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                 ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                       -------------------------------------   -------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS   STATEMENT OF ASSETS AND    FAIR VALUE   STATEMENT OF ASSETS AND    FAIR VALUE
HEDGING INSTRUMENTS      LIABILITIES LOCATION       AMOUNT       LIABILITIES LOCATION       AMOUNT
--------------------   -----------------------   -----------   -----------------------   -----------
Foreign exchange
   contracts .......   Unrealized appreciation                 Unrealized depreciation
                          on forward exchange                     on forward exchange
                          contracts              $40,073,129      contracts              $12,400,206

For the year ended April 30, 2010, the effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                      CHANGE IN        AVERAGE
                                                                                     UNREALIZED        AMOUNT
DERIVATIVE CONTRACTS                                               REALIZED GAIN    APPRECIATION     OUTSTANDING
NOT ACCOUNTED FOR AS                  STATEMENT OF                  GAIN (LOSS)    (DEPRECIATION)    DURING THE
HEDGING INSTRUMENTS               OPERATIONS LOCATIONS              FOR THE YEAR    FOR THE YEAR       YEAR(a)
--------------------   -----------------------------------------   -------------   --------------   ------------
Foreign exchange
   contracts .......   Net realized gain (loss) from foreign
                          currency transactions/Net change in
                          unrealized appreciation (depreciation)
                          on translation of other assets and
                          liabilities denominated in foreign
                          currencies                                 $1,904,103      $6,068,434     $626,263,434

(a) Represents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.


                               62 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

12. OTHER CONSIDERATIONS

For Turtle Bay, officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of boards of directors of companies in which the funds invest. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

For Radio One, from time to time, officers, directors or employees of the Fund's Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors' committees which, pursuant to the Fund's policies and requirements of applicable securities laws, could prevent the Fund from trading in the securities of such company for limited or extended periods of time.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended April 30, 2010, the Fund did not utilize the Global Credit Facility.


                               Annual Report | 63

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund's assets and liabilities carried at fair value:

                                              LEVEL 1         LEVEL 2        LEVEL 3           TOTAL
                                           ------------   --------------   -----------    --------------
ASSETS:
   Investments in Securities
      Equity Investments:(a)
         Banks .........................   $    322,000   $      227,250   $        --    $      549,250
         Consumer Services .............             --               --     5,579,939         5,579,939
         Diversified Financials ........             --        1,767,484            --         1,767,484
         Other Equity Investments(b) ...      4,408,447               --            --(c)      4,408,447
      Senior Floating Rate
         Interests .....................             --      641,778,870    10,552,584       652,331,454
      Corporate Bonds ..................             --    1,778,966,077            --     1,778,966,077
      Asset-Backed Securities and
         Commercial Mortgage-Backed
         Securities ....................             --      293,841,103            --       293,841,103
      Mortgage-Backed Securities .......             --      163,055,292            --       163,055,292
      U.S. Government and Agency
         Securities ....................             --      175,987,164            --       175,987,164
      Foreign Government and
         Agency Securities .............             --    1,089,272,832            --     1,089,272,832
      Municipal Bonds ..................             --      143,416,793            --       143,416,793
      Short Term Investments ...........    153,470,058       64,756,320            --       218,226,378
                                           ------------   --------------   -----------    --------------
         Total Investments in
            Securities .................   $158,200,505   $4,353,069,185   $16,132,523(c) $4,527,402,213
                                           ============   ==============   ===========    ==============
   Forward Exchange Contracts ..........             --       40,073,129            --        40,073,129
   Unfunded Loan Commitments ...........             --           55,584            --            55,584
LIABILITIES:
   Forward Exchange Contracts ..........             --       12,400,206            --        12,400,206

(a) Includes common, preferred, and convertible preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying Statement of Investments.

(c)  Includes securities determined to have no value at April 30, 2010.


                               64 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

14. FAIR VALUE MEASUREMENTS (CONTINUED)

At April 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

                                                                                                                   NET CHANGE IN
                                                                                                                     UNREALIZED
                                                          NET CHANGE                                                APPRECIATION
                             BALANCE AT       NET        IN UNREALIZED       NET       TRANSFER IN                 (DEPRECIATION)
                              BEGINNING     REALIZED     APPRECIATION     PURCHASES     (OUT OF)      BALANCE AT   ON ASSETS HELD
                               OF YEAR    GAIN (LOSS)   (DEPRECIATION)     (SALES)       LEVEL 3     END OF YEAR     AT YEAR END
                             ----------   -----------   --------------   -----------   -----------   -----------   --------------
ASSETS:
   Equity Investments:
      Consumer
         Services ........       $--          $--         $(416,242)     $ 5,996,181       $--       $ 5,579,939     $(416,242)
   Senior Floating
      Rate Interests .....        --           --           727,315        9,825,269        --        10,552,584       727,315
                                 ---          ---         ---------      -----------       ---       -----------     ---------
         Total ...........       $--          $--         $ 311,073      $15,821,450       $--       $16,132,523     $ 311,073
                                 ===          ===         =========      ===========       ===       ===========     =========

15. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Fund believes the adoption of this Accounting Standards Update will not have a material impact on its financial statements.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.


                               Annual Report | 65

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

ABBREVIATIONS

COUNTERPARTY

BOFA    - Bank of America N.A
BZWS    - Barclays Bank PLC
CITI    - Citibank N.A.
DBAB    - Deutsche Bank AG
FBCO    - Credit Suisse International
HSBC    - HSBC Bank USA
HSBK    - HSBC BANK PLC
JPHQ    - JPMorgan Chase Bank, N.A.
MSCO    - Morgan Stanley and Co., Inc.
UBSW    - UBS AG

CURRENCY

AUD     - Australian Dollar
BRL     - Brazilian Real
EGP     - Egyptian Pound
EUR     - Euro
GBP     - British Pound
IDR     - Indonesian Rupiah
ILS     - New Israeli Shekel
JPY     - Japanese Yen
KRW     - South Korean Won
LKR     - Sri Lankan Rupee
MXN     - Mexican Peso
MYR     - Malaysian Ringgit
NOK     - Norwegian Krone
NZD     - New Zealand Dollar
PLN     - Polish Zloty
SEK     - Swedish Krona

SELECTED PORTFOLIO

CDO     - Collateralized Debt Obligation
CLO     - Collateralized Loan Obligation
FGIC    - Financial Guaranty Insurance Co.
FRN     - Floating Rate Note
GO      - General Obligation
ID      - Improvement District
IDA     - Industrial Development Authority/Agency
L/C     - Letter of Credit
LOC     - Letter of Credit
NATL    - National Public Financial Guarantee Corp.
NATL RE - National Public Financial Guarantee Corp. Reinsured
PIK     - Payment-In-Kind
SF      - Single Family
USD     - Unified/Union School District


                               66 | Annual Report

Franklin Strategic Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN STRATEGIC INCOME FUND

TO THE BOARD OF TRUSTEES OF FRANKLIN STRATEGIC SERIES AND SHAREHOLDERS OF THE FRANKLIN STRATEGIC INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Income Fund (one of the funds constituting the Franklin Strategic Series, hereafter referred to as the "Fund") at April 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 16, 2010


                               Annual Report | 67

Franklin Strategic Series

TAX DESIGNATION (UNAUDITED)

FRANKLIN STRATEGIC INCOME FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $37,229 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2010. Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               68 | Annual Report

Franklin Strategic Series

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
    NAME, YEAR OF BIRTH                          LENGTH OF      FUND COMPLEX OVERSEEN
        AND ADDRESS              POSITION       TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
    -------------------       -------------- ------------------ --------------------- -------------------------------------------
HARRIS J. ASHTON (1932)       Trustee        Since 1991                  131          Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

SAM GINN (1937)               Trustee        Since 2007                  108          ICO Global Communications
One Franklin Parkway                                                                  (Holdings) Limited (satellite company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)       Trustee        Since 1998                  131          Hess Corporation (exploration and
One Franklin Parkway                                                                  refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                              Company (processed foods and allied
                                                                                      products), RTI International Metals,
                                                                                      Inc. (manufacture and distribution of
                                                                                      titanium), Canadian National Railway
                                                                                      (railroad) and White Mountains
                                                                                      Insurance Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929)      Trustee        Since 1991                  107          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).


                               Annual Report | 69

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
    NAME, YEAR OF BIRTH                           LENGTH OF     FUND COMPLEX OVERSEEN
        AND ADDRESS               POSITION       TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
    -------------------       -------------- ------------------ --------------------- -------------------------------------------
J. MICHAEL LUTTIG (1954)      Trustee        Since                       131          Boeing Capital Corporation (aircraft
One Franklin Parkway                         December 2009                            financing).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and FORMERLY, Federal Appeals Court
Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

FRANK A. OLSON (1932)         Trustee        Since 2007                  131          Hess Corporation (exploration and
One Franklin Parkway                                                                  refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)      Trustee        Since 2007                  139          Cbeyond, Inc. (business
One Franklin Parkway                                                                  communications provider).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)         Lead           Trustee since               108          None
One Franklin Parkway          Independent    2006 and Lead
San Mateo, CA 94403-1906      Trustee        Independent
                                             Trustee since
                                             2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial
Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
     NAME, YEAR OF BIRTH                          LENGTH OF     FUND COMPLEX OVERSEEN
         AND ADDRESS             POSITION        TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
    -------------------       -------------- ------------------ --------------------- -------------------------------------------
**CHARLES B. JOHNSON (1933)   Trustee and    Trustee since               131          None
One Franklin Parkway          Chairman of    1991 and
San Mateo, CA 94403-1906      the Board      Chairman of the
                                             Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               70 | Annual Report

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
     NAME, YEAR OF BIRTH                          LENGTH OF     FUND COMPLEX OVERSEEN
         AND ADDRESS             POSITION        TIME SERVED      BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
    -------------------       -------------- ------------------ --------------------- -------------------------------------------
**RUPERT H. JOHNSON, JR.      Trustee        Since 1991                  51           None
(1940)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)         Chief          Chief Compliance   Not Applicable        Not Applicable
One Franklin Parkway          Compliance     Officer since 2004
San Mateo, CA 94403-1906      Officer and    and Vice President
                              Vice President - AML Compliance
                              - AML          since 2006
                              Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)     Chief          Since 2009         Not Applicable        Not Applicable
One Franklin Parkway          Executive
San Mateo, CA 94403-1906      Officer -
                              Finance and
                              Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

GASTON GARDEY (1967)          Treasurer,     Since 2009         Not Applicable        Not Applicable
One Franklin Parkway          Chief Financial
San Mateo, CA 94403-1906      Officer and
                              Chief
                              Accounting
                              Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)        Vice President Since 2009         Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)          Vice President Since 2000         Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 71

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
     NAME, YEAR OF BIRTH                          LENGTH OF     FUND COMPLEX OVERSEEN
         AND ADDRESS             POSITION        TIME SERVED      BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
    -------------------       -------------- ------------------ --------------------- -------------------------------------------
STEVEN J. GRAY (1955)         Vice President Since August 2009  Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

EDWARD B. JAMIESON (1948)     President and  Since April 2010   Not Applicable        Not Applicable
One Franklin Parkway          Chief
San Mateo, CA 94403-1906      Executive
                              Officer -
                              Investment
                              Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton
Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

CHRISTOPHER J. MOLUMPHY       Vice President Since 2000         Not Applicable        Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)     Vice President Since August 2009  Not Applicable        Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)      Vice President Since 2006         Not Applicable        Not Applicable
One Franklin Parkway          and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               72 | Annual Report

                                                                      NUMBER OF
                                                                    PORTFOLIOS IN
    NAME, YEAR OF BIRTH                          LENGTH OF      FUND COMPLEX OVERSEEN
        AND ADDRESS              POSITION       TIME SERVED       BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
    -------------------       -------------- ------------------ --------------------- -------------------------------------------
CRAIG S. TYLE (1960)          Vice President Since 2005         Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 73

Franklin Strategic Series

SHAREHOLDER INFORMATION

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held April 13, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust, including Franklin Strategic Income Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically


                               74 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Fund arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the


                               Annual Report | 75

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2010, and previous periods ended that date of up to 10 years. The following summarizes the performance results for the Fund and the Board's view of such performance.

The performance universe for the Fund consisted of the Fund and all retail and institutional multisector income funds as selected by Lipper. The Lipper report comparison showed that for the one-year period both the Fund's income return and the Fund's total return were in the second-lowest quintile of such performance universe, but that on an annualized basis both the Fund's income return and the Fund's total return were in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. In discussing the one-year performance, management explained that it reflected the Fund's strategy of generally being underweighted in high yield corporates and other lesser quality issues compared to many of its peers, which type of securities had performed well during such period. The Board was satisfied with the Fund's investment performance as set forth in the Lipper report, noting management's explanation, the Fund's strong long-term performance, and the fact that the Fund's actual income and total return for the one-year period as shown in such report were 5.56% and 23.48%, respectively.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate and actual total expense ratio for the Fund to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with the contractual management fees and total expense ratio of the Fund in comparison to its expense group as shown in the Lipper reports.


                               76 | Annual Report

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin


                               Annual Report | 77

Franklin Strategic Series

FRANKLIN STRATEGIC INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

on management services provided such a fund. The Board noted that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for the Fund contains breakpoints that continued to asset levels that exceeded their asset size at December 31, 2009. In view of such fee structure and the favorable expense comparisons of the Fund within its expense group, the Board believed that to the extent economies of scale may be realized by the Manager of the Fund and its affiliates, there was a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

HOUSEHOLDING OF REPORTS AND PROSPECTUSES

You will receive the Fund's financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectuses. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.


                               78 | Annual Report

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A SUMMARY PROSPECTUS AND/OR PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ A PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Conservative Allocation Fund(3)
Franklin Templeton Growth Allocation Fund(3)
Franklin Templeton Moderate Allocation Fund(3)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(5)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.) The fund invests primarily in insured municipal securities.

(7.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(8.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

(C) 2010 Franklin Templeton Investments. All rights reserved.

194 A 06/10

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $284,609 for the fiscal year ended April 30, 2010 and $301,396 for the fiscal year ended April 30, 2009.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $762 for the fiscal year ended April 30, 2010 and $6,000 for the fiscal year ended April 30, 2009. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2010 and $10,704 for the fiscal year ended April 30, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2010 and $273,373 for the fiscal year ended April 30, 2009. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewalprocess.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures aredetailed as to the particular service and the committee is informed of eachservice and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of
(ii) through (iv), to any waivers,exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $762 for the fiscal year ended April 30, 2010 and $290,077 for the fiscal year ended April 30, 2009.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS.

There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010


By /s/Gaston Gardey
   ---------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2010